UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Catherine Kennedy

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: September 30

Registrant is making a filing for 12 of its series:

Wells Fargo Diversified Capital Builder Fund, Wells Fargo Diversified Income Builder Fund, Wells Fargo Index Asset Allocation Fund, Wells Fargo International Bond Fund, Wells Fargo Strategic Income Fund, Wells Fargo Global Investment Grade Credit Fund, Wells Fargo C&B Mid Cap Value Fund, Wells Fargo Common Stock Fund, Wells Fargo Discovery Fund, Wells Fargo Enterprise Fund, Wells Fargo Opportunity Fund, and Wells Fargo Special Mid Cap Value Fund.

Date of reporting period: September 30, 2019

ITEM 1. REPORT TO STOCKHOLDERS

Annual Report

September 30, 2019

Wells Fargo

Diversified Capital Builder Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/ advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Diversified Capital Builder Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

“December’s S&P 500 Index performance was the worst since 1931.”

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Diversified Capital Builder Fund for the 12-month period that ended September 30, 2019. After the first half of the period yielded either low-single-digit or negative investment returns, U.S. stock and global bond investors generally saw markets recover during the second half amid intensifying market volatility, global economic growth concerns, international trade stare downs, and simmering geopolitical tensions.

Overall, fixed-income investors enjoyed a distinct advantage over stock investors. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 4.25% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 1.23%. The MSCI EM Index (Net)3 slipped 2.02%. Among fixed income investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 10.30%, the Bloomberg Barclays Global Aggregate ex-USD Index5 added 5.34%, the Bloomberg Barclays Municipal Bond Index6 gained 8.55%, and the ICE BofAML U.S. High Yield Index7 added 6.30%.

Investors confronted unsettling events during the fourth quarter of 2018.

During the fourth quarter of 2018, investors grew concerned about the pace and sustainability of the global economic expansion. The U.S. Bureau of Economic Analysis reported third-quarter U.S. gross domestic product (GDP) was 3.4% on an annualized basis, which was down from the second-quarter rate. A partial U.S. government shutdown occurred, which extended into January 2019. Brexit efforts stalled, causing uncertainty for the eurozone. The value of the renminbi declined even as the People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes in efforts to spur economic activity.

The combination of news in the U.S. and generally weak economic indicators outside of the U.S. caused investors to seek safe havens. December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. Even as indicators suggested growth was restrained, the U.S. Federal Reserve (Fed) increased the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) in December 2018 to a target range of between 2.25% and 2.50%. Many observers expressed concerns that higher rates could slow the economy further.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Diversified Capital Builder Fund

Letter to shareholders (unaudited)

The market climbs a wall of worry.

Investment returns early in 2019 appeared to reaffirm the adage that markets climb a wall of worry as the new year began. The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive.

In February 2019, signs of slowing global growth grew more ominous. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, a slower rate than reported for the prior two quarters. In a February report, the Bank of England forecast the slowest growth for 2019 since the financial crisis. China and the U.S. continued to wrangle over trade issues. By the end of the first quarter of 2019, more accommodative Fed sentiment and steady, if not spectacular, U.S. economic and business metrics encouraged domestic investors.

Early second-quarter 2019 enthusiasm among investors faded.

During April 2019, favorable sentiment found additional support in reports of sustained low inflation, solid employment data, and first-quarter U.S. GDP of an annualized rate of 3.2%. During May, markets tumbled on mixed investment signals. In the U.S., partisan wrangling ramped up as Democrats and Republicans set their sights on 2020 presidential politics. The U.K.’s Brexit disagreements caused Prime Minister Theresa May to resign. Boris Johnson succeeded her only to exacerbate uncertainty about Brexit’s resolution ahead of an October 2019 deadline. The European Commission downgraded the 2019 growth forecast to 1.2%. The U.S. increased tariffs on products from China, China responded, and then talks broke down. President Donald Trump threatened to turn his foreign policy tariff tool to Mexico over immigration issues.

During the third quarter of 2019, investors regrouped. Just as the investment horizon appeared to darken, sentiment turned and U.S. equity markets gained during June and July. The gains, primarily driven by geopolitical and monetary policy events, pushed equity markets to new highs. European Central Bank President Mario Draghi said that if the outlook doesn’t improve, the bank would cut rates or buy more assets to prop up inflation. President Trump backed off of tariff threats against Mexico and China. In the U.S., the Fed implemented a 0.25% federal funds rate cut in July.

Later in July 2019, the U.S. reversed course and threatened to impose higher tariffs on China’s exports after talks failed. China responded with tariff threats of its own and devalued the renminbi, a move that roiled global markets. Major U.S. stock market indices closed July with the worst weekly results of the year. Bond prices gained as Treasury yields fell to levels not seen since November 2016 and the yield curve inverted at multiple points along the 30-year arc.

In a microcosm, August 2019 encapsulated many of the unnerving events that plagued investors during the prior 11 months. The U.S.-China trade relationship swung from antagonistic to hopeful and back again with no evident compromise on the horizon. Evidence of a continued global economic slowdown mounted. Central banks in China, New Zealand, and Thailand cut interest rates. Industrial and manufacturing data declined in China, Canada, Japan, and Germany. Adding to the uncertain environment, Italy’s prime minister resigned, many feared a crackdown in Hong Kong as protesters sustained their calls for reform throughout the month, and Boris Johnson planned to suspend Parliament as Brexit’s deadline neared.

In the U.S., September saw the Fed join other central banks in cutting interest rates. Manufacturing data in the U.S., as reported by the Institute for Supply Management, disappointed investors. The U.S. Congress announced it would pursue an impeachment investigation of President Trump. Meanwhile, the Brexit impasse showed no signs of

“The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years.”

Wells Fargo Diversified Capital Builder Fund  |  3

Letter to shareholders (unaudited)

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

resolution. Officials in China said that hitting the country’s economic growth goals for the year would be difficult considering the weight of tariffs and trade restrictions. So while the S&P 500 Index finished the third quarter with year-to-date returns that were the best in more than 20 years, amid signs of equity investors taking money out of the stock market, concerns about future returns remained.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may potentially unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

4  |  Wells Fargo Diversified Capital Builder Fund

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Performance highlights (unaudited)

Investment objective

The Fund seeks long-term total return, consisting of capital appreciation and current income.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Robert Junkin‡

Margaret Patel

Average annual total returns (%) as of September 30, 20191

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]

Class A (EKBAX)	1-20-1998	-0.44	8.95	11.05	5.60	10.26	11.70	1.12	1.12

Class C (EKBCX)	1-22-1998	3.81	9.43	10.87	4.81	9.43	10.87	1.87	1.87

Administrator Class (EKBDX)[4]	7-30-2010	–	–	–	5.67	10.38	11.89	1.04	1.04

Institutional Class (EKBYX)	1-26-1998	–	–	–	5.98	10.64	12.13	0.79	0.78

Diversified Capital Builder Blended Index[5]	–	–	–	–	4.65	9.36	11.95	–	–

ICE BofAML U.S. Cash Pay High Yield Index[6]	–	–	–	–	6.34	5.36	7.82	–	–

Russell 1000® Index[7]	–	–	–	–	3.87	10.62	13.23	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk, high-yield securities risk, and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo Diversified Capital Builder Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of September 30, 2019[8]

‡	Mr. Junkin became a portfolio manager of the Fund on April 1, 2019.

[1]	Historical performance prior to July 12, 2010, is based on the performance of the Fund’s predecessor, Evergreen Diversified Capital Builder Fund.

[2]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through January 31, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at 1.20% for Class A, 1.95% for Class C, 1.05% for Administrator Class, and 0.78% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

Historical performance for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares and has been adjusted to reflect the higher expenses applicable to Administrator Class shares.

[5]

Source: Wells Fargo Funds Management, LLC. The Diversified Capital Builder Blended Index is composed 75% of the Russell 1000® Index and 25% of the ICE BofAML U.S. Cash Pay High Yield Index. You cannot invest directly in an index.

[6]

The ICE BofAML U.S. Cash Pay High Yield Index is an unmanaged market index that provides a broad-based performance measure of the non-investment grade U.S. domestic bond index. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

[7]

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[8]

The chart compares the performance of Class A shares for the most recent ten years with the Diversified Capital Builder Blended Index, the ICE BofAML U.S. Cash Pay High Yield Index, and the Russell 1000® Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[9]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[10]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

*	This security was no longer held at the end of the reporting period.

Wells Fargo Diversified Capital Builder Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed its benchmark, the Diversified Capital Builder Blended Index, for the 12-month period that ended September 30, 2019.

∎	The Fund outperformed the benchmark because of outperformance in the consumer discretionary, industrials, and utilities sectors.

∎	Information technology (IT) holdings also contributed. Although our holdings somewhat underperformed the sector’s performance in the Russell 1000® Index, IT outperformed other sectors of the market.

∎

Our health care holdings had performance about equal to the index’s overall performance, but the performance of Fund holdings in the health care sector significantly outperformed the stocks in the index’s health care sector.

∎	Underperforming sectors were the communication services and real estate sectors.

∎

In the Fund’s bond portfolio, holdings moderately outperformed the ICE BofAML U.S. Cash Pay High Yield Index due to our above-average-quality holdings. Better-quality below-investment-grade bonds outperformed lower-quality high-yield issues.

In the first quarter of the Fund’s fiscal year, which ended December 31, 2018, stock prices fell sharply as a result of the Federal Reserve’s (Fed’s) strategy of gradually raising short-term interest rates. The lower prices reflected market participants’ concern that higher rates, even from low levels, would tighten financial conditions and slow the economy, precipitating a recession. However, in January, the Fed reversed course, indicating a policy more sensitive to financial and market conditions in the formulation of future monetary policy. The stock market reacted positively and reached record levels in the fourth and final quarter of the Fund’s fiscal year that ended September 30, 2019.

Reflecting the change in outlook toward the Fed policy of gradually raising rates over the fiscal year, rates on intermediate-maturity Treasury bonds fell steadily during the period. Bond performance in the corporate market also was generally positive, with interest rates declining alongside the drops in Treasury yields, resulting in price increases for most corporate bonds.

Ten largest holdings (%) as of September 30, 2019[9]

Broadcom Incorporated	3.75

Vistra Energy Corporation	3.66

American Electric Power Company Incorporated	3.31

Amphenol Corporation Class A	3.24

DTE Energy Company	3.13

CMS Energy Corporation	3.07

Atmos Energy Corporation	2.99

Adobe Systems Incorporated	2.88

Akamai Technologies Incorporated	2.82

Leidos Holdings Incorporated	2.57

Stocks gained in value during the period

After an initial setback in equity performance, most stocks gained in value during the fiscal year. Companies continued to report rising sales and profits. In addition, most companies maintained the historically high profit margins that have been characteristic of the market advance since the financial crisis in 2008. By the last quarter of the fiscal year, however, market levels flattened out as investors became concerned about slowing economic growth not only in the U.S. but also in the rest of the world, where economic conditions are not as robust as in the U.S. Additional concerns about tariffs and restrictions on international trade possibly causing slower growth globally also contributed to market caution at the end of the fiscal year.

Please see footnotes on page 7.

8  |  Wells Fargo Diversified Capital Builder Fund

Performance highlights (unaudited)

Portfolio composition as of September 30, 2019[10]

The Fund outperformed relative to its benchmark despite being overweight stocks, which trailed bonds over the 12-month period. Within the equity portfolio, its holdings in the health care, utilities, industrials, and consumer discretionary sectors outperformed the return of the equity benchmark. In addition, the Fund’s IT sector holdings, while slightly lagging the sector return of the benchmark, substantially outpaced the average market gain and thus substantially added to incremental returns. Sectors detracting from performance were holdings in the communication services, real estate, materials, and consumer staples sectors.

Equity outperformers in health care included Danaher Corporation and Thermo Fisher Scientific Incorporated. In the utilities sector, American Electric Power Company, Incorporated; CMS Energy Corporation; and DTE Energy Company added to performance. In the IT sector, Akamai Technologies, Incorporated, added value, as did Cypress Semiconductor Corporation, which gained substantially in price after it accepted an acquisition offer from Infineon Technologies AG.

Detractors included energy sector holdings Andeavor Logistics LP* and Centennial Resource Development Incorporated*; materials sector holding Berry Global Group, Incorporated; and IT holdings Salesforce.com, Incorporated, and Corning Incorporated.

U.S. Treasury rates moved lower

In the bond market, interest rates for U.S. Treasury securities, after moving up in the first quarter of the fiscal year, steadily declined over the period’s last three quarters. To illustrate, Treasury issues maturing in 10 years fell from 3.06% at the beginning of the fiscal year to 1.67% by month-end September 2019.

High-yield bonds, which historically have been more sensitive to prospects of future economic growth than investment-grade bonds, had price trends that reflected both their equity-like and fixed-income characteristics. In the first quarter of the fiscal year, prices of high-yield bonds dropped, reflecting sharp price corrections in the equity market. However, as the Fed reversed course on monetary policy at the beginning of 2019, prices of high-yield bonds rose as Treasury rates fell. These fluctuations resulted in double-digit total returns for most high-yield bonds based on interest income combined with capital appreciation as yields fell. To illustrate, at the end of September 2018, the average yield to maturity of the index of high-yield bonds was 6.28%, with a yield advantage over similar-maturity U.S. Treasury bonds of 366 basis points (bps; 100 bps equal 1.00%). But at the end of the fiscal year that ended September 30, 2019, the yield to maturity had fallen to 5.87%, with a yield advantage over similar-maturity Treasuries of 420 bps.

In general, lower-quality high-yield bonds underperformed higher-quality high-yield bonds because investors became more concerned with the prospects of poor-credit-quality companies should future economic growth slow materially.

Relative outperformers in the bond portfolio included health care sector holdings AMN Healthcare Services, Incorporated, and DaVita HealthCare Partners Incorporated. In the industrials sector, Resideo Funding Incorporated and SPX FLOW, Incorporated, contributed to performance. Technology sector bonds of Gartner, Incorporated; Seagate Technology plc; and TTM Technologies, Incorporated, outperformed other holdings in the sector. Bond detractors included pharmaceutical company Mallinckrodt plc*; materials sector holding Rayonier Advanced Materials Incorporated; and industrials sector investment CommScope Holding Company, Incorporated.

Our outlook remains one of cautious optimism

The Fund’s positioning reflects our expectation for continued economic growth over the next year, although at levels probably around 1.5% to 2.0%, or somewhat lower than recent economic growth rates. We find stock prices reasonable compared with the earnings growth potential of many stocks. Thus, we are optimistic that equities may provide returns well above those available on the very low yields of risk-free alternatives. In addition, with yields of Treasuries likely to be at low levels for the foreseeable future, we feel stock dividend yields are attractive alternatives to yields offered on short-term fixed-income securities. Within the fixed-income assets of the Fund, virtually all of the bond holdings are of companies with U.S. public equity outstanding, which we think provides a more flexible capital structure and more transparent reporting of financial results. We expect these high-yield bonds to provide a competitive return to that available on lower-yielding, higher-rated bonds.

Please see footnotes on page 7.

Wells Fargo Diversified Capital Builder Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2019 to September 30, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-2019	Ending account value 9-30-2019	Expenses paid during the period¹	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,062.68	$5.76	1.11%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.49	$5.64	1.11%

Class C

Actual	$1,000.00	$1,058.99	$9.63	1.86%

Hypothetical (5% return before expenses)	$1,000.00	$1,015.71	$9.43	1.86%

Administrator Class

Actual	$1,000.00	$1,062.93	$5.35	1.03%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.89	$5.23	1.03%

Institutional Class

Actual	$1,000.00	$1,064.79	$4.05	0.78%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.15	$3.96	0.78%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Diversified Capital Builder Fund

Portfolio of investments—September 30, 2019

	Shares	Value
Common Stocks: 84.04%

Communication Services: 1.35%

Media: 1.35%
Comcast Corporation Class A	330,000	$14,876,400

Consumer Discretionary: 0.53%

Specialty Retail: 0.53%
The Home Depot Incorporated	25,000	5,800,500

Consumer Staples: 0.33%

Food Products: 0.33%
Lamb Weston Holdings Incorporated	50,001	3,636,073

Energy: 1.11%

Oil, Gas & Consumable Fuels: 1.11%
Kinder Morgan Incorporated	10,000	206,100
ONEOK Incorporated	160,000	11,790,400
Plains All American Pipeline LP	15,000	311,250

		12,307,750

Financials: 1.30%

Insurance: 1.30%
Chubb Limited	35,000	5,650,400
The Allstate Corporation	80,000	8,694,400

		14,344,800

Health Care: 8.21%

Health Care Equipment & Supplies: 3.63%
Abbott Laboratories	100,000	8,367,000
Becton Dickinson & Company	45,000	11,383,200
Danaher Corporation	140,000	20,220,200
ElectroCore LLC «†	30,000	65,700

		40,036,100

Health Care Providers & Services: 0.11%
HCA Healthcare Incorporated	10,000	1,204,200

Life Sciences Tools & Services: 2.91%
Agilent Technologies Incorporated	80,000	6,130,400
Bio-Rad Laboratories Incorporated Class A †	15,000	4,991,100
Illumina Incorporated †	2,000	608,440
Thermo Fisher Scientific Incorporated	70,000	20,388,900

		32,118,840

Pharmaceuticals: 1.56%
Bristol-Myers Squibb Company	110,000	5,578,100
Horizon Therapeutics plc †	100,000	2,723,000
Merck KGaA ADR	400,000	8,992,000

		17,293,100

Industrials: 12.15%

Aerospace & Defense: 5.37%
Curtiss-Wright Corporation	165,000	21,346,050
Huntington Ingalls Industries Incorporated	65,000	13,766,350

Wells Fargo Diversified Capital Builder Fund  |  11

Portfolio of investments—September 30, 2019

	Shares	Value

Aerospace & Defense (continued)
L3Harris Technologies Incorporated	50,000	$10,432,000
Lockheed Martin Corporation	20,000	7,801,200
Raytheon Company	30,000	5,885,700

		59,231,300

Building Products: 0.21%
Apogee Enterprises Incorporated	60,000	2,339,400

Electrical Equipment: 1.37%
AMETEK Incorporated	165,000	15,150,300

Industrial Conglomerates: 0.65%
Honeywell International Incorporated	15,000	2,538,000
Roper Technologies Incorporated	13,000	4,635,800

		7,173,800

Machinery: 4.55%
Crane Company	100,000	8,063,000
IDEX Corporation	120,000	19,665,600
John Bean Technologies Corporation	180,000	17,897,400
Oshkosh Corporation	60,000	4,548,000

		50,174,000

Information Technology: 30.97%

Communications Equipment: 1.26%
Cisco Systems Incorporated	280,000	13,834,800

Electronic Equipment, Instruments & Components: 6.91%
Amphenol Corporation Class A	370,000	35,705,000
Corning Incorporated	670,000	19,108,400
FLIR Systems Incorporated	345,000	18,143,550
MTS Systems Corporation	60,000	3,315,000

		76,271,950

IT Services: 5.38%
Akamai Technologies Incorporated †	340,000	31,069,200
Leidos Holdings Incorporated	330,000	28,340,400

		59,409,600

Semiconductors & Semiconductor Equipment: 8.90%
Advanced Micro Devices Incorporated †	610,000	17,683,900
Broadcom Incorporated	150,000	41,410,500
Microchip Technology Incorporated	235,000	21,833,850
Micron Technology Incorporated †	35,000	1,499,750
Texas Instruments Incorporated	70,000	9,046,800
Xilinx Incorporated	70,000	6,713,000

		98,187,800

Software: 7.71%
Adobe Systems Incorporated †	115,000	31,768,750
ANSYS Incorporated †	45,000	9,961,200
Nutanix Incorporated Class A †	50,000	1,312,500
Palo Alto Networks Incorporated †	55,000	11,210,650
Salesforce.com Incorporated †	80,000	11,875,200

12  |  Wells Fargo Diversified Capital Builder Fund

Portfolio of investments—September 30, 2019

	Shares	Value

Software (continued)
ServiceNow Incorporated †	37,000	$9,392,450
Synopsys Incorporated †	70,000	9,607,500

		85,128,250

Technology Hardware, Storage & Peripherals: 0.81%
Pure Storage Incorporated Class A †	175,000	2,964,500
Western Digital Corporation	100,000	5,964,000

		8,928,500

Materials: 7.99%

Chemicals: 6.26%
Celanese Corporation Series A	75,000	9,171,750
Eastman Chemical Company	80,000	5,906,400
Huntsman Corporation	630,000	14,653,800
LyondellBasell Industries NV Class A	280,000	25,051,600
Olin Corporation	60,000	1,123,200
The Sherwin-Williams Company	17,000	9,347,790
Tronox Holdings plc Class A	150,000	1,245,000
Westlake Chemical Corporation	40,000	2,620,800

		69,120,340

Containers & Packaging: 1.73%
AptarGroup Incorporated	81,500	9,653,675
Berry Global Group Incorporated †	240,000	9,424,800

		19,078,475

Real Estate: 2.38%

Equity REITs: 2.38%
Crown Castle International Corporation	150,000	20,851,500
Iron Mountain Incorporated	50,000	1,619,500
Saul Centers Incorporated	70,000	3,815,700

		26,286,700

Utilities: 17.72%

Electric Utilities: 4.76%
American Electric Power Company Incorporated	390,000	36,539,100
Pinnacle West Capital Corporation	165,000	16,016,550

		52,555,650

Gas Utilities: 2.99%
Atmos Energy Corporation	290,000	33,028,100

Independent Power & Renewable Electricity Producers: 3.66%
Vistra Energy Corporation	1,510,000	40,362,300

Multi-Utilities: 6.31%
CMS Energy Corporation	530,000	33,893,500
DTE Energy Company	260,000	34,569,600
NiSource Incorporated	40,000	1,196,800

		69,659,900

Total Common Stocks (Cost $766,056,388)		927,538,928

Wells Fargo Diversified Capital Builder Fund  |  13

Portfolio of investments—September 30, 2019

	Interest rate	Maturity date	Principal	Value
Corporate Bonds and Notes: 13.17%

Communication Services: 0.23%

Media: 0.23%
McGraw-Hill Global Education Holdings LLC 144A«	7.88%	5-15-2024	$3,000,000	$2,595,000

Consumer Discretionary: 0.44%

Hotels, Restaurants & Leisure: 0.19%
Speedway Motorsports Incorporated	5.13	2-1-2023	2,000,000	2,030,000

Household Durables: 0.25%
Installed Building Company 144A	5.75	2-1-2028	2,700,000	2,784,374

Consumer Staples: 0.19%

Food Products: 0.19%
Lamb Weston Holdings Incorporated 144A	4.88	11-1-2026	2,000,000	2,095,000

Health Care: 3.38%

Health Care Equipment & Supplies: 0.68%
Teleflex Incorporated	4.88	6-1-2026	7,175,000	7,479,938

Health Care Providers & Services: 2.61%
AMN Healthcare Incorporated 144A	5.13	10-1-2024	13,512,000	14,018,700
DaVita Incorporated	5.00	5-1-2025	7,000,000	6,973,750
DaVita Incorporated	5.13	7-15-2024	1,000,000	1,016,250
West Street Merger Subordinate Bond Incorporated 144A	6.38	9-1-2025	7,400,000	6,808,000

				28,816,700

Pharmaceuticals: 0.09%
Catalent Pharma Solutions Incorporated 144A	4.88	1-15-2026	1,000,000	1,028,750

Industrials: 3.57%

Aerospace & Defense: 0.81%
TransDigm Group Incorporated	6.38	6-15-2026	7,000,000	7,358,750
TransDigm Group Incorporated	6.50	5-15-2025	1,500,000	1,556,250

				8,915,000

Commercial Services & Supplies: 0.14%
ACCO Brands Corporation 144A	5.25	12-15-2024	1,500,000	1,552,500

Electrical Equipment: 1.25%
Resideo Funding Incorporated 144A	6.13	11-1-2026	13,112,000	13,833,160

Machinery: 1.00%
SPX FLOW Incorporated 144A	5.88	8-15-2026	10,500,000	10,972,500

Trading Companies & Distributors: 0.37%
WESCO Distribution Incorporated	5.38	6-15-2024	4,000,000	4,130,000

Information Technology: 3.41%

Communications Equipment: 0.51%
CommScope Incorporated 144A	5.50	6-15-2024	6,000,000	5,638,080

14  |  Wells Fargo Diversified Capital Builder Fund

Portfolio of investments—September 30, 2019

	Interest rate	Maturity date	Principal	Value
Electronic Equipment, Instruments & Components: 1.50%
MTS Systems Corporation 144A	5.75%	8-15-2027	$3,000,000	$3,120,000
TTM Technologies Incorporated 144A«	5.63	10-1-2025	13,505,000	13,505,000

				16,625,000

IT Services: 0.93%
Gartner Incorporated 144A	5.13	4-1-2025	9,779,000	10,231,279

Software: 0.28%
Nuance Communications Company	6.00	7-1-2024	3,000,000	3,135,000

Technology Hardware, Storage & Peripherals: 0.19%
Western Digital Corporation	4.75	2-15-2026	2,000,000	2,057,500

Materials: 1.76%

Chemicals: 1.58%
Koppers Incorporated 144A	6.00	2-15-2025	8,190,000	8,195,160
Olin Corporation	5.50	8-15-2022	1,000,000	1,055,000
Platform Specialty Products Corporation 144A	5.88	12-1-2025	3,000,000	3,139,800
Rayonier Advanced Materials Products Incorporated 144A	5.50	6-1-2024	4,130,000	3,017,481
Valvoline Incorporated	4.38	8-15-2025	2,000,000	2,035,000

				17,442,441

Containers & Packaging: 0.18%
Berry Global Incorporated 144A	4.50	2-15-2026	2,000,000	1,972,500

Real Estate: 0.19%

Equity REITs: 0.19%
Iron Mountain Incorporated 144A	5.38	6-1-2026	2,000,000	2,060,000

Total Corporate Bonds and Notes (Cost $143,012,081)				145,394,722

Yankee Corporate Bonds and Notes: 1.93%

Financials: 0.43%

Diversified Financial Services: 0.43%
Tronox Finance plc 144A	5.75	10-1-2025	5,000,000	4,728,750

Information Technology: 1.50%

Technology Hardware, Storage & Peripherals: 1.50%
Seagate HDD	4.75	6-1-2023	9,500,000	9,937,684
Seagate HDD	4.88	6-1-2027	6,396,000	6,604,561

				16,542,245

Total Yankee Corporate Bonds and Notes (Cost $20,013,880)				21,270,995

	Yield		Shares
Short-Term Investments: 1.04%

Investment Companies: 1.04%
Securities Lending Cash Investments LLC (l)(r)(u)	2.11		5,714,900	5,715,472
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.88		5,712,610	5,712,610

Total Short-Term Investments (Cost $11,428,082)				11,428,082

Total investments in securities (Cost $940,510,431)	100.18%	1,105,632,727

Other assets and liabilities, net	(0.18)	(2,003,789)

Total net assets	100.00%	$1,103,628,938

Wells Fargo Diversified Capital Builder Fund  |  15

Portfolio of investments—September 30, 2019

«	All or a portion of this security is on loan.
†	Non-income-earning security
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

REIT	Real estate investment trust

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	14,415,390	146,589,697	155,290,187	5,714,900	$(670)	$0	$390,629	#	$5,715,472
Wells Fargo Government Money Market Fund Select Class	22,600,022	416,436,441	433,323,853	5,712,610	0	0	353,260		5,712,610

					$(670)	$0	$743,889		$11,428,082	1.04%

#	Amount shown represents income before fees and rebates

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Diversified Capital Builder Fund

Statement of assets and liabilities—September 30, 2019

Assets
Investments in unaffiliated securities, (including $5,528,453 of securities on loan) at value (cost $929,082,349)	$1,094,204,645
Investments in affiliated securities, at value (cost $11,428,082)	11,428,082
Receivable for Fund shares sold	1,405,406
Receivable for dividends and interest	3,935,775
Receivable for securities lending income, net	3,434
Prepaid expenses and other assets	175,321

Total assets	1,111,152,663

Liabilities
Payable upon receipt of securities loaned	5,716,509
Payable for Fund shares redeemed	829,750
Management fee payable	557,828
Administration fees payable	165,472
Distribution fee payable	72,181
Trustees’ fees and expenses payable	2,246
Accrued expenses and other liabilities	179,739

Total liabilities	7,523,725

Total net assets	$1,103,628,938

Net assets consist of
Paid-in capital	$890,051,184
Total distributable earnings	213,577,754

Total net assets	$1,103,628,938

Computation of net asset value and offering price per share
Net assets – Class A	$616,345,852
Shares outstanding – Class A1	57,528,842
Net asset value per share – Class A	$10.71
Maximum offering price per share – Class A2	$11.36
Net assets – Class C	$118,296,693
Shares outstanding – Class C1	11,066,066
Net asset value per share – Class C	$10.69
Net assets – Administrator Class	$9,707,918
Shares outstanding – Administrator Class[1]	905,183
Net asset value per share – Administrator Class	$10.72
Net assets – Institutional Class	$359,278,475
Shares outstanding – Institutional Class[1]	33,771,722
Net asset value per share – Institutional Class	$10.64

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Capital Builder Fund  |  17

Statement of operations—year ended September 30, 2019

Investment income
Dividends (net of foreign withholding taxes of $15,223)	$14,061,326
Interest	11,364,415
Income from affiliated securities	405,545

Total investment income	25,831,286

Expenses
Management fee	6,415,796
Administration fees
Class A	1,203,693
Class C	241,778
Administrator Class	14,593
Institutional Class	431,848
Shareholder servicing fees
Class A	1,432,968
Class C	287,831
Administrator Class	28,063
Distribution fee
Class C	863,471
Custody and accounting fees	49,001
Professional fees	46,111
Registration fees	104,733
Shareholder report expenses	104,733
Trustees’ fees and expenses	21,652
Other fees and expenses	33,789

Total expenses	11,280,060
Less: Fee waivers and/or expense reimbursements
Administrator Class	(101)
Institutional Class	(23,260)

Net expenses	11,256,699

Net investment income	14,574,587

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	53,802,578
Affiliated securities	(670)

Net realized gains on investments	53,801,908
Net change in unrealized gains (losses) on investments	(8,891,274)

Net realized and unrealized gains (losses) on investments	44,910,634

Net increase in net assets resulting from operations	$59,485,221

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Diversified Capital Builder Fund

Statement of changes in net assets

	Year ended September 30, 2019		Year ended September 30, 2018

Operations
Net investment income		$14,574,587		$9,550,632
Net realized gains on investments		53,801,908		45,547,043
Net change in unrealized gains (losses) on investments		(8,891,274)		53,496,076

Net increase in net assets resulting from operations		59,485,221		108,593,751

Distributions to shareholders from net investment income and net realized gains
Class A		(36,253,338)		(31,088,631)
Class C		(7,460,798)		(5,826,986)
Administrator Class		(764,433)		(638,260)
Institutional Class		(21,977,654)		(16,658,344)

Total distributions to shareholders		(66,456,223)		(54,212,221)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	9,391,056	93,260,195	4,168,569	43,865,273
Class C	4,595,019	46,061,402	3,054,283	32,032,658
Administrator Class	227,726	2,281,752	507,748	5,354,505
Institutional Class	15,448,752	154,786,786	10,093,186	106,245,129

		296,390,135		187,497,565

Reinvestment of distributions
Class A	3,667,392	34,796,863	2,909,042	29,709,824
Class C	774,676	7,255,587	555,563	5,639,821
Administrator Class	79,989	758,159	60,161	615,499
Institutional Class	2,124,090	20,080,474	1,566,794	15,933,541

		62,891,083		51,898,685

Payment for shares redeemed
Class A	(8,342,798)	(83,876,599)	(7,765,843)	(81,546,998)
Class C	(6,420,901)	(63,323,374)	(2,906,268)	(30,438,895)
Administrator Class	(671,418)	(7,048,173)	(290,129)	(3,037,359)
Institutional Class	(13,982,283)	(140,897,557)	(7,121,216)	(73,887,823)

		(295,145,703)		(188,911,075)

Net increase in net assets resulting from capital share transactions		64,135,515		50,485,175

Total increase in net assets		57,164,513		104,866,705

Net assets
Beginning of period		1,046,464,425		941,597,720

End of period		$1,103,628,938		$1,046,464,425

The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Capital Builder Fund  |  19

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS A	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.88	$10.30	$9.96	$9.12	$9.31
Net investment income	0.14	0.10	0.14 [1]	0.17	0.11
Net realized and unrealized gains (losses) on investments	0.37	1.06	1.12	1.71	(0.20)

Total from investment operations	0.51	1.16	1.26	1.88	(0.09)
Distributions to shareholders from
Net investment income	(0.14)	(0.09)	(0.14)	(0.15)	(0.10)
Net realized gains	(0.54)	(0.49)	(0.78)	(0.89)	0.00

Total distributions to shareholders	(0.68)	(0.58)	(0.92)	(1.04)	(0.10)
Net asset value, end of period	$10.71	$10.88	$10.30	$9.96	$9.12
Total return[2]	5.60%	11.72%	13.62%	22.85%	(1.05)%
Ratios to average net assets (annualized)
Gross expenses	1.12%	1.11%	1.12%	1.14%	1.19%
Net expenses	1.12%	1.11%	1.12%	1.14%	1.19%
Net investment income	1.38%	0.96%	1.43%	1.77%	1.17%
Supplemental data
Portfolio turnover rate	61%	31%	54%	73%	69%
Net assets, end of period (000s omitted)	$616,346	$574,760	$551,272	$467,503	$402,303

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Diversified Capital Builder Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS C	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.86	$10.28	$9.96	$9.12	$9.32
Net investment income	0.06	0.02	0.08	0.10	0.05
Net realized and unrealized gains (losses) on investments	0.37	1.06	1.11	1.72	(0.22)

Total from investment operations	0.43	1.08	1.19	1.82	(0.17)
Distributions to shareholders from
Net investment income	(0.06)	(0.01)	(0.09)	(0.09)	(0.03)
Net realized gains	(0.54)	(0.49)	(0.78)	(0.89)	0.00

Total distributions to shareholders	(0.60)	(0.50)	(0.87)	(0.98)	(0.03)
Net asset value, end of period	$10.69	$10.86	$10.28	$9.96	$9.12
Total return[1]	4.81%	10.88%	12.85%	21.96%	(1.88)%
Ratios to average net assets (annualized)
Gross expenses	1.87%	1.87%	1.87%	1.89%	1.94%
Net expenses	1.87%	1.87%	1.87%	1.89%	1.94%
Net investment income	0.65%	0.21%	0.65%	1.03%	0.41%
Supplemental data
Portfolio turnover rate	61%	31%	54%	73%	69%
Net assets, end of period (000s omitted)	$118,297	$131,601	$117,346	$67,630	$53,373

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Capital Builder Fund  |  21

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
ADMINISTRATOR CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.89	$10.32	$9.97	$9.12	$9.32
Net investment income	0.15 [1]	0.11 [1]	0.16 [1]	0.18 [1]	0.14 [1]
Net realized and unrealized gains (losses) on investments	0.37	1.06	1.12	1.73	(0.22)

Total from investment operations	0.52	1.17	1.28	1.91	(0.08)
Distributions to shareholders from
Net investment income	(0.15)	(0.11)	(0.15)	(0.17)	(0.12)
Net realized gains	(0.54)	(0.49)	(0.78)	(0.89)	0.00

Total distributions to shareholders	(0.69)	(0.60)	(0.93)	(1.06)	(0.12)
Net asset value, end of period	$10.72	$10.89	$10.32	$9.97	$9.12
Total return	5.67%	11.73%	13.75%	23.14%	(0.92)%
Ratios to average net assets (annualized)
Gross expenses	1.04%	1.03%	1.04%	1.06%	1.05%
Net expenses	1.04%	1.03%	1.04%	1.03%	0.95%
Net investment income	1.47%	1.04%	1.58%	1.89%	1.41%
Supplemental data
Portfolio turnover rate	61%	31%	54%	73%	69%
Net assets, end of period (000s omitted)	$9,708	$13,821	$10,225	$21,398	$7,898

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Diversified Capital Builder Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
INSTITUTIONAL CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.81	$10.25	$9.90	$9.07	$9.27
Net investment income	0.18	0.14	0.19	0.20	0.15
Net realized and unrealized gains (losses) on investments	0.36	1.05	1.11	1.71	(0.21)

Total from investment operations	0.54	1.19	1.30	1.91	(0.06)
Distributions to shareholders from
Net investment income	(0.17)	(0.14)	(0.17)	(0.19)	(0.14)
Net realized gains	(0.54)	(0.49)	(0.78)	(0.89)	0.00

Total distributions to shareholders	(0.71)	(0.63)	(0.95)	(1.08)	(0.14)
Net asset value, end of period	$10.64	$10.81	$10.25	$9.90	$9.07
Total return	5.98%	12.04%	14.11%	23.28%	(0.75)%
Ratios to average net assets (annualized)
Gross expenses	0.79%	0.79%	0.79%	0.81%	0.79%
Net expenses	0.78%	0.78%	0.78%	0.78%	0.77%
Net investment income	1.73%	1.30%	1.71%	2.14%	1.58%
Supplemental data
Portfolio turnover rate	61%	31%	54%	73%	69%
Net assets, end of period (000s omitted)	$359,278	$326,283	$262,754	$122,769	$97,251

The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Capital Builder Fund  |  23

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Diversified Capital Builder Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allows the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

24  |  Wells Fargo Diversified Capital Builder Fund

Notes to financial statements

Dividend income is recognized on the ex-dividend date. Dividend income is record net of foreign taxes withheld where recovery of such taxes is not assured.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income quarterly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of September 30, 2019, the aggregate cost of all investments for federal income tax purposes was $940,484,688 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$190,008,181

Gross unrealized losses	(24,860,142)

Net unrealized gains	$165,148,039

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At September 30, 2019, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Total distributable earnings

$(11,830)	$11,830

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to

Wells Fargo Diversified Capital Builder Fund  |  25

Notes to financial statements

unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$14,876,400	$0	$0	$14,876,400

Consumer discretionary	5,800,500	0	0	5,800,500

Consumer staples	3,636,073	0	0	3,636,073

Energy	12,307,750	0	0	12,307,750

Financials	14,344,800	0	0	14,344,800

Health care	90,652,240	0	0	90,652,240

Industrials	134,068,800	0	0	134,068,800

Information technology	341,760,900	0	0	341,760,900

Materials	88,198,815	0	0	88,198,815

Real estate	26,286,700	0	0	26,286,700

Utilities	195,605,950	0	0	195,605,950

Corporate bonds and notes	0	145,394,722	0	145,394,722

Yankee corporate bonds and notes	0	21,270,995	0	21,270,995

Short-term investments

Investment companies	11,428,082	0	0	11,428,082

Total assets	$938,967,010	$166,665,717	$0	$1,105,632,727

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the year ended September 30, 2019, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s

26  |  Wells Fargo Diversified Capital Builder Fund

Notes to financial statements

operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.650%

Next $500 million	0.600

Next $2 billion	0.550

Next $2 billion	0.525

Next $5 billion	0.490

Over $10 billion	0.480

For the year ended September 30, 2019, the management fee was equivalent to an annual rate of 0.62% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Administrator Class, Institutional Class	0.13

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through January 31, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.20% for Class A shares, 1.95% for Class C shares, 1.05% for Administrator Class shares, and 0.78% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended September 30, 2019, Funds Distributor received $71,907 from the sale of Class A shares and $496, in contingent deferred sales charges from redemptions Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended September 30, 2019.

Wells Fargo Diversified Capital Builder Fund  |  27

Notes to financial statements

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $49,948,125 and $8,145,000 in interfund purchases and sales, respectively, during the year ended September 30, 2019.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2019 were $642,159,124 and $618,990,792, respectively.

6. SECURITIES LENDING TRANSACTIONS

The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of September 30, 2019 the Fund had securities lending transactions with the following counterparties which are subject to offset:

Counterparty	Value of securities on loan	Collateral received[1]	Net amount

Barclays Capital Inc.	$62,415	$(62,415)	$0

Citigroup Global Markets Inc.	2,550,038	(2,550,038)	0

JPMorgan Securities LLC	2,916,000	(2,916,000)	0

[1]	Collateral received within this table is limited to the collateral for the net transaction with the counterparty.

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended September 30, 2019, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended September 30, 2019 and September 30, 2018 were as follows:

	Year ended September 30

	2019	2018

Ordinary income	$14,455,943	$25,392,045

Long-term capital gain	52,000,280	28,820,176

28  |  Wells Fargo Diversified Capital Builder Fund

Notes to financial statements

As of September 30, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains

$5,229,614	$43,305,460	$165,148,039

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium and requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount and discounts will continue to be accreted to the maturity date of the security. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. During the current reporting period, management of the Fund adopted the change in accounting policy which did not have a material impact to the Fund’s financial statements.

Wells Fargo Diversified Capital Builder Fund  |  29

Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Diversified Capital Builder Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of September 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

November 25, 2019

30  |  Wells Fargo Diversified Capital Builder Fund

Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 63.16% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2019.

Pursuant to Section 852 of the Internal Revenue Code, $52,000,280 was designated as a 20% rate gain distribution for the fiscal year ended September 30, 2019.

Pursuant to Section 854 of the Internal Revenue Code, $10,071,413 of income dividends paid during the fiscal year ended September 30, 2019 has been designated as qualified dividend income (QDI).

For the fiscal year ended September 30, 2019, $5,979,385 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, which is available by visiting the SEC website at sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Wells Fargo Diversified Capital Builder Fund  |  31

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 150 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

32  |  Wells Fargo Diversified Capital Builder Fund

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo Diversified Capital Builder Fund  |  33

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Michelle Rhee[3] (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy[4] (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 86 funds and Assistant Treasurer of 64 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

[3]	Michelle Rhee became Chief Legal Officer effective October 22, 2019.

[4]	Catherine Kennedy became Secretary effective October 22, 2019.

34  |  Wells Fargo Diversified Capital Builder Fund

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Diversified Capital Builder Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 21-22, 2019 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Diversified Capital Builder Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2019, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2019. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Wells Fargo Diversified Capital Builder Fund  |  35

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2018. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Class A) was higher than the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Diversified Capital Builder Blended Index, for the one-year period under review, but higher than its benchmark for the three-, five- and ten-year periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of these average rates for the Fund’s expense Groups for all share classes. The Board also noted that the net operating expense ratio cap for Class A would be reduced.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

36  |  Wells Fargo Diversified Capital Builder Fund

Other information (unaudited)

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

Wells Fargo Diversified Capital Builder Fund  |  37

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo & Company. All rights reserved.

406800 11-19

A225/AR225 09-19

Annual Report

September 30, 2019

Wells Fargo

Diversified Income Builder Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/ advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Diversified Income Builder Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

“December’s S&P 500 Index performance was the worst since 1931.”

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Diversified Income Builder Fund for the 12-month period that ended September 30, 2019. After the first half of the period yielded either low-single-digit or negative investment returns, U.S. stock and global bond investors generally saw markets recover during the second half amid intensifying market volatility, global economic growth concerns, international trade stare downs, and simmering geopolitical tensions.

Overall, fixed-income investors enjoyed a distinct advantage over stock investors. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 4.25% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 1.23%. The MSCI EM Index (Net)3 slipped 2.02%. Among fixed income investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 10.30%, the Bloomberg Barclays Global Aggregate ex-USD Index5 added 5.34%, the Bloomberg Barclays Municipal Bond Index6 gained 8.55%, and the ICE BofAML U.S. High Yield Index7 added 6.30%.

Investors confronted unsettling events during the fourth quarter of 2018.

During the fourth quarter of 2018, investors grew concerned about the pace and sustainability of the global economic expansion. The U.S. Bureau of Economic Analysis reported third-quarter U.S. gross domestic product (GDP) was 3.4% on an annualized basis, which was down from the second-quarter rate. A partial U.S. government shutdown occurred, which extended into January 2019. Brexit efforts stalled, causing uncertainty for the eurozone. The value of the renminbi declined even as the People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes in efforts to spur economic activity.

The combination of news in the U.S. and generally weak economic indicators outside of the U.S. caused investors to seek safe havens. December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. Even as indicators suggested growth was restrained, the U.S. Federal Reserve (Fed) increased the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) in December 2018 to a target range of between 2.25% and 2.50%. Many observers expressed concerns that higher rates could slow the economy further.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Diversified Income Builder Fund

Letter to shareholders (unaudited)

The market climbs a wall of worry.

Investment returns early in 2019 appeared to reaffirm the adage that markets climb a wall of worry as the new year began. The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive.

In February 2019, signs of slowing global growth grew more ominous. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, a slower rate than reported for the prior two quarters. In a February report, the Bank of England forecast the slowest growth for 2019 since the financial crisis. China and the U.S. continued to wrangle over trade issues. By the end of the first quarter of 2019, more accommodative Fed sentiment and steady, if not spectacular, U.S. economic and business metrics encouraged domestic investors.

Early second-quarter 2019 enthusiasm among investors faded.

During April 2019, favorable sentiment found additional support in reports of sustained low inflation, solid employment data, and first-quarter U.S. GDP of an annualized rate of 3.2%. During May, markets tumbled on mixed investment signals. In the U.S., partisan wrangling ramped up as Democrats and Republicans set their sights on 2020 presidential politics. The U.K.’s Brexit disagreements caused Prime Minister Theresa May to resign. Boris Johnson succeeded her only to exacerbate uncertainty about Brexit’s resolution ahead of an October 2019 deadline. The European Commission downgraded the 2019 growth forecast to 1.2%. The U.S. increased tariffs on products from China, China responded, and then talks broke down. President Donald Trump threatened to turn his foreign policy tariff tool to Mexico over immigration issues.

During the third quarter of 2019, investors regrouped. Just as the investment horizon appeared to darken, sentiment turned and U.S. equity markets gained during June and July. The gains, primarily driven by geopolitical and monetary policy events, pushed equity markets to new highs. European Central Bank President Mario Draghi said that if the outlook doesn’t improve, the bank would cut rates or buy more assets to prop up inflation. President Trump backed off of tariff threats against Mexico and China. In the U.S., the Fed implemented a 0.25% federal funds rate cut in July.

Later in July 2019, the U.S. reversed course and threatened to impose higher tariffs on China’s exports after talks failed. China responded with tariff threats of its own and devalued the renminbi, a move that roiled global markets. Major U.S. stock market indices closed July with the worst weekly results of the year. Bond prices gained as Treasury yields fell to levels not seen since November 2016 and the yield curve inverted at multiple points along the 30-year arc.

In a microcosm, August 2019 encapsulated many of the unnerving events that plagued investors during the prior 11 months. The U.S.-China trade relationship swung from antagonistic to hopeful and back again with no evident compromise on the horizon. Evidence of a continued global economic slowdown mounted. Central banks in China, New Zealand, and Thailand cut interest rates. Industrial and manufacturing data declined in China, Canada, Japan, and Germany. Adding to the uncertain environment, Italy’s prime minister resigned, many feared a crackdown in Hong Kong as protesters sustained their calls for reform throughout the month, and Boris Johnson planned to suspend Parliament as Brexit’s deadline neared.

In the U.S., September saw the Fed join other central banks in cutting interest rates. Manufacturing data in the U.S., as reported by the Institute for Supply Management, disappointed investors. The U.S. Congress announced it would pursue an impeachment investigation of President Trump. Meanwhile, the Brexit impasse showed no signs of

“The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years.”

Wells Fargo Diversified Income Builder Fund  |  3

Letter to shareholders (unaudited)

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

resolution. Officials in China said that hitting the country’s economic growth goals for the year would be difficult considering the weight of tariffs and trade restrictions. So while the S&P 500 Index finished the third quarter with year-to-date returns that were the best in more than 20 years, amid signs of equity investors taking money out of the stock market, concerns about future returns remained.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may potentially unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

4  |  Wells Fargo Diversified Income Builder Fund

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Performance highlights (unaudited)

Investment objective

The Fund seeks long-term total return, consisting of current income and capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Kandarp R. Acharya, CFA®‡, FRM

Margaret Patel

Average annual total returns (%) as of September 30, 20191

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]

Class A (EKSAX)	4-14-1987	-1.55	4.66	7.15	4.51	5.92	7.79	1.04	0.85

Class C (EKSCX)	2-1-1993	2.71	5.09	6.98	3.71	5.09	6.98	1.79	1.60

Class R6 (EKSRX)[4]	7-31-2018	–	–	–	5.07	6.29	8.19	0.61	0.42

Administrator Class (EKSDX)[5]	7-30-2010	–	–	–	4.52	6.03	7.95	0.96	0.77

Institutional Class (EKSYX)	1-13-1997	–	–	–	4.80	6.26	8.18	0.71	0.52

Diversified Income Builder Blended Index[6]	–	–	–	–	5.67	6.85	9.30	–	–

ICE BofAML U.S. Cash Pay High Yield Index[7]	–	–	–	–	6.34	5.36	7.82	–	–

Russell 1000® Index[8]	–	–	–	–	3.87	10.62	13.23	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk, high-yield securities risk, and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo Diversified Income Builder Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of September 30, 2019[9]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]	Historical performance shown prior to July 12, 2010, is based on the performance of Fund’s predecessor, Evergreen Diversified Income Builder Fund.

[2]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through January 31, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and is not adjusted to reflect Class R6 expenses. If these expenses had been included, returns for Class R6 would be higher.

[5]

Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of the Institutional Class shares, adjusted to reflect the higher expenses applicable to the Administrator Class shares.

[6]

Source: Wells Fargo Funds Management, LLC. The Diversified Income Builder Blended Index is composed 65% of the ICE BofAML U.S. Cash Pay High Yield Index and 35% of the Russell 1000® Index. Prior to January 2, 2018, the Diversified Income Builder Blended Index was composed 75% of the ICE BofAML U.S. Cash Pay High Yield Index and 25% of the Russell 1000® Index. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. Cash Pay High Yield Index is an unmanaged market index that provides a broad-based performance measure of the noninvestment grade U.S. domestic bond index. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

[8]

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[9]

The chart compares the performance of Class A shares for the most recent ten years with the Diversified Income Builder Blended Index, ICE BofAML U.S. Cash Pay High Yield Index, and the Russell 1000® Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[10]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[11]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[12]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

Wells Fargo Diversified Income Builder Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the Diversified Income Builder Blended Index, for the 12-month period that ended September 30, 2019.

∎	The Fund’s equity sector allocation was the main detractor from performance due to an overweight to the energy sector and allocation to non-U.S. equities.

∎	The Fund’s high-yield allocation outperformed the bond index on strong performance of industrials companies.

An increase in market volatility and a decrease in rates.

Following a tumultuous fourth quarter in 2018 in which the S&P 500 Index10 nearly entered correction territory, markets rebounded in the first quarter of 2019. Over the final three months of the period, global equity prices moved up and down but produced little in the way of returns. In the U.S., equity returns ended the period slightly positive. At the same time, interest rates declined markedly, resulting in strong returns on rate-sensitive assets, particularly U.S. Treasuries.

Perhaps the disparity can be explained, in part, by concerns over future economic growth coupled with dovish sentiments from the U.S. Federal Reserve (Fed). Perhaps it is partly attributable to the strong 2019 year-to-date equity returns as the markets recovered from the December 2018 shock sell-off. Perhaps the inverted yield curve contributed to the disparity, increasing financial market uncertainty. The third quarter of 2019 certainly saw its share of volatility. The powerful whipsaw effect observed would have certainly left even the best of lumberjacks impressed.

Earnings report and companies did not disappoint during the final quarter of the period. Inflation remains at bay. Looking back, we feel it is fair to say that most of 2019 has been a story of the Fed remaining patient, stocks accruing value, and eyes peering at other nations. The world’s eyes are fixed on two major geopolitical events that have significant potential to rile markets or push them higher if resolved benignly: Brexit and U.S. trade squabbles. The market needs some level of certainty for risk assets to climb over the wall of worry.

Ten largest holdings (%) as of September 30, 2019[11]

TTM Technologies Incorporated, 5.63%, 10-1-2025	2.30

Lamb Weston Holdings Incorporated, 4.63%, 11-1-2024	1.91

Koppers Incorporated, 6.00%, 2-15-2025	1.84

Installed Building Company, 5.75%, 2-1-2028	1.75

Iron Mountain Incorporated, 4.88%, 9-15-2027	1.71

Valvoline Incorporated, 4.38%, 8-15-2025	1.70

Tronox Finance plc, 5.75%, 10-1-2025	1.58

Cheniere Corpus Christi Holdings LLC, 5.13%, 6-30-2027	1.45

HCA Incorporated, 5.38%, 2-1-2025	1.45

AMN Healthcare Incorporated, 5.13%, 10-1-2024	1.35

Diversification continued to deliver.

The Fund diversified its holdings in the second quarter of 2019 to provide more varied sources of income. Specifically, the Fund introduced dedicated allocations to dividend-focused global equities and U.S. industries, including real estate investment partnerships and master limited partnerships. The Fund also diversified its high-yield exposure to include taxable municipal high-yield bonds. The allocation changes helped increase the portfolio’s overall yield while providing greater diversification. U.S. high yield, high-yield municipal bonds, and contingent convertible bonds all had positive performance for the trailing one year. High-yield holdings were additive to performance as higher-quality companies outperformed the lower-quality firms in the portfolio.

Please see footnotes on page 7.

8  |  Wells Fargo Diversified Income Builder Fund

Performance highlights (unaudited)

Portfolio composition as of September 30, 2019[12]

Within equities, the global equity allocation detracted from Fund performance as it tilted toward value stocks during a period of outperformance for growth stocks. Emerging market holdings also detracted from performance on global trade fears and a stronger dollar. We continue to believe that equity exposure to non-U.S. dividend-focused companies with strong balance sheets should provide diversification benefits to the Fund.

Our outlook remains cautious.

We are concerned about slowing U.S. growth, continued trade disputes, and global geopolitical uncertainty. Over the past year, we have taken various actions to ensure the portfolio is defensively positioned. Based upon growth concerns in Europe, in July we established a short position in the euro. In August, a multi-leg defensive trade was initiated; we simultaneously established a short position in the S&P 500 Index and a long position in the U.S. 10-year Treasury.

Please see footnotes on page 7.

Wells Fargo Diversified Income Builder Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2019 to September 30, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-2019	Ending account value 9-30-2019	Expenses paid during the period¹	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,028.13	$4.34	0.85%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.79	$4.32	0.85%

Class C

Actual	$1,000.00	$1,024.24	$8.14	1.60%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.02	$8.12	1.60%

Class R6

Actual	$1,000.00	$1,031.03	$2.15	0.42%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.95	$2.15	0.42%

Administrator Class

Actual	$1,000.00	$1,027.51	$3.93	0.77%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.19	$3.92	0.77%

Institutional Class

Actual	$1,000.00	$1,028.81	$2.66	0.52%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.45	$2.65	0.52%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Diversified Income Builder Fund

Portfolio of investments—September 30, 2019

	Interest rate	Maturity date	Principal	Value
Asset-Backed Securities: 1.06%
Avis Budget Rental Car Funding Series 2019-2A Class C 144A	4.24%	9-22-2025	$2,000,000	$2,099,407
Chesapeake Funding II LLC Series 2018-1A Class D 144A	3.92	4-15-2030	1,980,000	2,030,397
Hertz Vehicle Financing LLC Series 2019-1A Class B 144A	4.10	3-25-2023	1,380,000	1,421,471
Santander Retail Auto Lease Trust Series 2019-A Class D 144A	3.66	5-20-2024	2,000,000	2,029,398

Total Asset-Backed Securities (Cost $7,396,996)				7,580,673

			Shares
Common Stocks: 26.97%

Communication Services: 0.83%

Diversified Telecommunication Services: 0.45%
AT&T Incorporated			43,274	1,637,488
PT Telekomunikasi Indonesia Persero Tbk			1,149,500	349,020
Verizon Communications Incorporated			20,017	1,208,226

				3,194,734

Media: 0.13%
Comcast Corporation Class A			21,325	961,331

Wireless Telecommunication Services: 0.25%
China Mobile Limited			27,500	227,538
KDDI Corporation			32,066	837,794
Mobile TeleSystems PJSC ADR			27,131	219,761
MTN Group Limited			31,862	202,596
SK Telecom Company Limited			1,436	289,925

				1,777,614

Consumer Discretionary: 1.39%

Automobiles: 0.39%
Geely Automobile Holdings Limited			77,000	130,663
General Motors Company			28,578	1,071,103
Guangzhou Automobile Group Company Limited H Shares			156,000	149,278
Hyundai Motor Company			1,405	157,397
Peugeot SA			50,738	1,265,307

				2,773,748

Hotels, Restaurants & Leisure: 0.41%
Sands China Limited			301,654	1,366,308
Starbucks Corporation			9,191	812,668
Wyndham Worldwide Corporation			16,875	776,588

				2,955,564

Household Durables: 0.27%
Coway Company Limited			2,960	209,352
Haier Smart Home Company Limited Class A			123,399	264,486
Midea Group Company Limited Class A			42,999	307,807
Persimmon plc			42,426	1,131,978

				1,913,623

Multiline Retail: 0.13%
Target Corporation			8,619	921,457

Wells Fargo Diversified Income Builder Fund  |  11

Portfolio of investments—September 30, 2019

	Shares	Value
Specialty Retail: 0.06%
Chow Tai Fook Jewellery Company Limited	241,000	$198,945
Petrobras Distribuidora SA	31,600	209,376

		408,321

Textiles, Apparel & Luxury Goods: 0.13%
Eclat Textile Company Limited	9,000	120,856
Kering SA	1,667	849,514

		970,370

Consumer Staples: 1.07%

Food & Staples Retailing: 0.32%
Koninklijke Ahold Delhaize NV	31,472	787,423
Wal-Mart de Mexico SAB de CV	76,000	225,258
Wal-Mart Stores Incorporated	10,911	1,294,917

		2,307,598

Food Products: 0.50%
Inner Mongolia Yili Industrial Group Company Limited Class A	68,799	274,872
Lamb Weston Holdings Incorporated	20,000	1,454,400
Nestle SA	11,902	1,291,267
Uni-President China Holdings Limited	152,000	164,069
Uni-President Enterprises Corporation	58,000	139,962
WH Group Limited 144A	317,500	284,376

		3,608,946

Household Products: 0.22%
The Procter & Gamble Company	12,507	1,555,621

Personal Products: 0.03%
Hengan International Group Company Limited	28,600	187,560

Energy: 4.50%

Energy Equipment & Services: 0.02%
USA Compression Partners LP	6,994	120,786

Oil, Gas & Consumable Fuels: 4.48%
Alliance Resource Partners LP	14,570	233,266
Black Stone Minerals LP	23,603	336,107
BP Midstream Partners LP	6,741	98,419
Buckeye Partners LP	21,748	893,625
Calumet Specialty Products LP †	8,590	31,268
Capital Product Partners LP	1,979	21,175
Cheniere Energy Partners LP	5,892	267,968
China Petroleum & Chemical Corporation H Shares	472,000	280,633
CNOOC Limited	522,297	797,003
CNX Midstream Partners LP	5,908	83,303
ConocoPhillips	16,500	940,170
Consol Coal Resources LP	728	9,828
Crestwood Equity Partners LP	6,864	250,605
CrossAmerica Partners LP	1,517	25,880
DCP Midstream LP	12,786	335,121
Delek Logistics Partners LP	1,256	39,300
Dorchester Minerals LP	4,090	76,279
Enable Midstream Partners LP	7,954	95,687
Energy Transfer Equity LP	319,325	4,176,771

12  |  Wells Fargo Diversified Income Builder Fund

Portfolio of investments—September 30, 2019

	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Enterprise Products Partners	210,651	$6,020,406
Enviva Partners LP	2,985	95,371
EQT Midstream Partners LP	11,646	380,824
Gazprom PAO ADR	33,474	231,105
Genesis Energy LP	15,602	334,975
Global Partners LP	3,912	76,714
Golar LNG Partners LP	6,788	65,029
Green Plains Partners LP	1,615	21,447
Hess Midstream Partners LP	2,357	45,396
Holly Energy Partners LP	6,447	162,916
Kimbell Royalty Partners LP	3,095	45,527
Kinder Morgan Incorporated	20,000	412,200
KNOT Offshore Partners LP	3,077	58,740
LUKOIL PJSC ADR	3,629	300,263
Magellan Midstream Partners LP	32,284	2,139,461
MPLX LP	53,612	1,501,672
Natural Resource Partners LP	1,158	29,355
NGL Energy Partners LP	17,832	248,043
Noble Midstream Partners LP	3,091	74,555
NuStar Energy LP	13,924	394,328
Oasis Midstream Partners LP	1,528	24,402
ONEOK Incorporated	24,000	1,768,560
PBF Logistics LP	3,815	80,687
Pembina Pipeline Corporation	21,224	786,739
PetroChina Company Limited H Shares	380,000	195,389
Phillips 66 Partners LP	14,034	794,605
Plains All American Pipeline LP	81,713	1,695,545
PTT Exploration & Production plc	38,200	151,126
Reliance Industries Limited GDR 144A	15,987	596,315
S-Oil Corporation	2,308	191,795
Shell Midstream Partners LP	18,043	368,979
SK Innovation Company Limited	1,773	246,054
Sprague Resources LP	1,428	25,276
Summit Midstream Partners LP	5,880	28,577
Sunoco LP	7,635	240,121
Tatneft ADR	2,241	142,304
TC Pipelines LP	7,648	311,044
Teekay LNG Partners LP	7,523	102,689
Teekay Offshore Partners LP	15,739	18,257
Tupras Turkiye Petrol Rafinerileri AS	5,672	144,135
USD Partners LP	1,395	14,578
Valero Energy Corporation	12,571	1,071,552
Viper Energy Partners LP	8,829	244,298
Western Midstream Partners LP	28,118	699,857
Whitehaven Coal Limited	266,673	559,772

		32,133,391

Financials: 3.99%

Banks: 1.09%
Absa Group Limited	13,518	136,447
Banco de Brasil SA	16,700	182,838
Banco Santander Brasil SA	14,000	152,738
Bancolombia SA ADR	3,290	162,691
Bangkok Bank PCL	25,000	143,861
Bank of the Philippine Islands	89,210	160,072
China Construction Bank H Shares	770,000	587,494

Wells Fargo Diversified Income Builder Fund  |  13

Portfolio of investments—September 30, 2019

	Shares	Value

Banks (continued)
CIMB Group Holdings Bhd	146,800	$176,356
Citigroup Incorporated	13,375	923,945
Credicorp Limited	695	144,866
CTBC Financial Holding Company Limited	35,000	23,233
Grupo Financiero Banorte SAB de CV	30,720	165,571
Hana Financial Group Incorporated	6,499	191,523
HDFC Bank Limited ADR	5,908	337,051
ICICI Bank Limited ADR	25,227	307,265
Industrial & Commercial Bank of China Limited H Shares	719,000	481,615
ING Groep NV	90,800	950,484
JPMorgan Chase & Company	11,947	1,406,042
KB Financial Group Incorporated	6,066	216,543
PT Bank Rakyat Indonesia Tbk	988,900	287,021
Qatar National Bank	30,440	161,238
Sberbank of Russia ADR	20,866	295,776
Standard Bank Group Limited	17,634	203,399

		7,798,069

Capital Markets: 0.62%
3i Group plc	62,073	890,294
Ares Capital Corporation	87,753	1,635,277
B3 Brasil Bolsa Balcao SA	42,600	447,331
Banco BTG Pactual SA	17,200	242,376
CITIC Securities Company Limited H Shares	116,000	217,268
Intermediate Capital Group	46,988	840,613
NH Investment & Securities Company Limited	14,720	156,288

		4,429,447

Consumer Finance: 0.21%
Discover Financial Services	9,138	741,000
Navient Corporation	61,975	793,280

		1,534,280

Diversified Financial Services: 0.12%
Metro Pacific Investments Corporation	1,643,000	157,865
ORIX Corporation	47,800	712,192

		870,057

Insurance: 1.38%
Allianz AG	3,373	786,199
China Life Insurance Company H Shares	61,000	141,337
Chubb Limited	20,000	3,228,800
Legal & General Group plc	317,284	969,049
PICC Property & Casualty Company Limited H Shares	146,000	170,445
Ping An Insurance Group Company H Shares	136,900	1,572,891
Powszechny Zaklad Ubezpieczen SA	20,114	187,492
Sanlam Limited	27,821	137,002
The Allstate Corporation	25,000	2,717,000

		9,910,215

Mortgage REITs: 0.57%
Ladder Capital Corporation	67,560	1,166,761
MFA Financial Incorporated	151,228	1,113,038
New Residential Investment Corporation	55,640	872,435
Redwood Trust Incorporated	55,115	904,437

		4,056,671

14  |  Wells Fargo Diversified Income Builder Fund

Portfolio of investments—September 30, 2019

	Shares	Value

Health Care: 2.40%

Biotechnology: 0.32%
Amgen Incorporated	6,572	$1,271,748
Gilead Sciences Incorporated	16,760	1,062,249

		2,333,997

Health Care Equipment & Supplies: 0.61%
Abbott Laboratories	25,000	2,091,750
Becton Dickinson & Company	5,000	1,264,800
Danaher Corporation	7,000	1,011,010

		4,367,560

Health Care Providers & Services: 0.26%
Anthem Incorporated	2,898	695,810
Sinopharm Group Company Limited H Shares	68,400	214,249
UnitedHealth Group Incorporated	4,342	943,603

		1,853,662

Life Sciences Tools & Services: 0.26%
Agilent Technologies Incorporated	5,000	383,150
Thermo Fisher Scientific Incorporated	5,000	1,456,350

		1,839,500

Pharmaceuticals: 0.95%
Astellas Pharma Incorporated	73,762	1,049,552
Bristol-Myers Squibb Company	20,589	1,044,068
GlaxoSmithKline plc	42,492	911,484
Johnson & Johnson	12,125	1,568,733
Roche Holding AG	3,719	1,082,294
Sanofi SA	12,100	1,121,805

		6,777,936

Industrials: 2.87%

Aerospace & Defense: 0.74%
Curtiss-Wright Corporation	14,000	1,811,180
Huntington Ingalls Industries Incorporated	8,000	1,694,320
Raytheon Company	9,000	1,765,710

		5,271,210

Airlines: 0.14%
Aeroflot PJSC	93,360	149,278
Air China H Shares	166,000	146,140
Delta Air Lines Incorporated	12,047	693,907

		989,325

Construction & Engineering: 0.11%
China Communications Construction Company Limited H Shares	272,000	212,736
China Communications Services Corporation Limited H Shares	256,000	145,022
China State Construction Engineering Corporation Limited Class A	228,400	173,738
China State Construction International Holdings	286,000	268,933

		800,429

Electrical Equipment: 0.35%
AMETEK Incorporated	15,000	1,377,300
Schneider Electric SE	13,105	1,149,846

		2,527,146

Wells Fargo Diversified Income Builder Fund  |  15

Portfolio of investments—September 30, 2019

	Shares	Value
Industrial Conglomerates: 0.47%
Honeywell International Incorporated	17,025	$2,880,630
Sime Darby Bhd	413,700	222,313
The Bidvest Group Limited	21,714	273,572

		3,376,515

Machinery: 0.83%
Hyundai Robotics Company Limited	632	184,662
IDEX Corporation	9,000	1,474,920
Ingersoll-Rand plc	9,225	1,136,612
John Bean Technologies Corporation	20,000	1,988,600
Sany Heavy Industry Company Limited Class A	80,700	161,436
Volvo AB Class B	58,974	828,232
Zhengzhou Yutong Bus Company Limited	104,600	203,679

		5,978,141

Trading Companies & Distributors: 0.15%
Itochu Corporation	52,753	1,088,480

Transportation Infrastructure: 0.08%
Beijing Capital International Airport Company Limited H Shares	256,000	218,513
China Merchants Port Holdings Company Limited	120,000	180,665
Grupo Aeroportuario del Pacifico SAB de CV Class B	15,240	147,087

		546,265

Information Technology: 5.61%

Communications Equipment: 0.41%
Accton Technology Corporation	35,000	184,361
Cisco Systems Incorporated	55,380	2,736,326

		2,920,687

Electronic Equipment, Instruments & Components: 0.92%
Amphenol Corporation Class A	25,000	2,412,500
Corning Incorporated	85,000	2,424,200
Delta Electronics Incorporated	53,000	226,438
FLIR Systems Incorporated	22,000	1,156,980
Hon Hai Precision Industry Company Limited	80,600	190,185
Largan Precision Company Limited	1,200	171,649

		6,581,952

IT Services: 0.84%
Infosys Limited ADR	58,053	660,063
International Business Machines Corporation	9,475	1,377,855
Leidos Holdings Incorporated	30,000	2,576,400
Visa Incorporated Class A	8,314	1,430,091

		6,044,409

Semiconductors & Semiconductor Equipment: 1.48%
ASE Industrial Holding Company Limited	77,000	175,314
Broadcom Incorporated	10,000	2,760,700
Cypress Semiconductor Corporation	100,000	2,334,000
Mediatek Incorporated	45,600	542,535
Microchip Technology Incorporated	9,000	836,190
SK Hynix Incorporated	5,647	388,065
Taiwan Semiconductor Manufacturing Company Limited	175,000	1,554,267
Texas Instruments Incorporated	15,810	2,043,284

		10,634,355

16  |  Wells Fargo Diversified Income Builder Fund

Portfolio of investments—September 30, 2019

	Shares	Value
Software: 1.05%
Adobe Systems Incorporated †	7,000	$1,933,750
Microsoft Corporation	19,166	2,664,649
SAP SE	7,418	872,237
Synopsys Incorporated †	15,000	2,058,750

		7,529,386

Technology Hardware, Storage & Peripherals: 0.91%
Advantech Company Limited	18,000	158,331
Apple Incorporated	5,990	1,341,580
Ennoconn Corporation	17,000	120,185
Lenovo Group Limited	1,582,000	1,055,649
Samsung Electronics Company Limited	37,561	1,540,248
Western Digital Corporation	20,000	1,192,800
Wiwynn Corporation	21,000	298,834
Xerox Holdings Corporation	26,430	790,521

		6,498,148

Materials: 1.10%

Chemicals: 0.50%
Celanese Corporation Series A	6,000	733,740
Ciner Resources LP	721	13,310
CVR Partners LP	10,817	41,970
LyondellBasell Industries NV Class A	29,150	2,608,051
Wanhua Chemical Group Company Limited Class A	21,600	133,593
Westlake Chemical Partners LP	2,773	64,445

		3,595,109

Metals & Mining: 0.57%
Anglo American plc	57,686	1,327,200
Barrick Gold Corporation	50,357	871,180
Fortescue Metals Group Limited	187,370	1,112,896
Korea Zinc Company Limited	536	200,751
Polymetal International plc	15,850	222,167
POSCO	822	155,995
Vale SA †	18,200	209,160

		4,099,349

Paper & Forest Products: 0.03%
Mondi plc	8,101	155,186
Pope Resources LP	455	32,087

		187,273

Real Estate: 1.16%

Equity REITs: 0.84%
Crown Castle International Corporation	20,000	2,780,200
Growthpoint Properties Limited	94,613	144,309
Saul Centers Incorporated	35,000	1,907,850
VEREIT Incorporated	115,709	1,131,634

		5,963,993

Real Estate Management & Development: 0.32%
Ascendas India Trust	211,400	238,602
China Merchants Shekou Industrial Zone Holdings Company Limited Class A	68,700	182,760
China Overseas Land & Investment Limited	83,400	262,298

Wells Fargo Diversified Income Builder Fund  |  17

Portfolio of investments—September 30, 2019

			Shares	Value

Real Estate Management & Development (continued)
China Resources Land Limited			69,350	$290,665
China Vanke Company Limited Class A			50,294	182,480
Logan Property Holdings Company Limited			662,442	943,243
Shimao Property Holding Limited			72,000	210,368

				2,310,416

Utilities: 2.05%

Electric Utilities: 0.62%
American Electric Power Company Incorporated			34,000	3,185,460
Enel Americas SA ADR			22,510	205,066
Neoenergia SA			60,486	299,449
Red Eléctrica de Espana SA			38,197	775,828

				4,465,803

Gas Utilities: 0.37%
Atmos Energy Corporation			20,000	2,277,800
Infraestructura Energetica Nova SAB de CV †			52,200	207,726
Suburban Propane Partners LP			8,739	206,503

				2,692,029

Independent Power & Renewable Electricity Producers: 0.26%
Brookfield Renewable Partner LP			12,449	505,678
Drax Group plc			239,949	814,871
Vistra Energy Corporation			20,000	534,600

				1,855,149

Multi-Utilities: 0.77%
Brookfield Infrastructure Partners LP			20,367	1,010,407
CMS Energy Corporation			37,000	2,366,150
DTE Energy Company			16,000	2,127,360

				5,503,917

Water Utilities: 0.03%
Beijing Enterprises Water Group Limited			380,000	194,419

Total Common Stocks (Cost $170,714,890)				193,215,963

	Interest rate	Maturity date	Principal
Corporate Bonds and Notes: 49.27%

Communication Services: 0.92%

Media: 0.92%
McGraw-Hill Global Education Holdings LLC 144A	7.88%	5-15-2024	$7,598,000	6,572,270

Consumer Discretionary: 4.10%

Auto Components: 1.38%
Dana Holding Corporation	5.50	12-15-2024	3,925,000	3,993,688
Tenneco Incorporated	5.00	7-15-2026	7,250,000	5,945,000

				9,938,688

Hotels, Restaurants & Leisure: 0.34%
1929 Fieldhouse LLC / West Ward Street Development Corporation 144A	5.25	6-1-2020	2,410,000	2,428,960

18  |  Wells Fargo Diversified Income Builder Fund

Portfolio of investments—September 30, 2019

	Interest rate	Maturity date	Principal	Value
Household Durables: 1.75%
Installed Building Company 144A	5.75%	2-1-2028	$12,140,000	$12,519,375

Specialty Retail: 0.63%
Group 1 Automotive Incorporated	5.00	6-1-2022	4,453,000	4,497,530

Consumer Staples: 2.20%

Food Products: 2.20%
Lamb Weston Holdings Incorporated 144A	4.63	11-1-2024	13,000,000	13,681,200
Post Holdings Incorporated 144A	5.00	8-15-2026	2,000,000	2,074,200

				15,755,400

Energy: 1.45%

Oil, Gas & Consumable Fuels: 1.45%
Cheniere Corpus Christi Holdings LLC	5.13	6-30-2027	9,500,000	10,402,500

Financials: 0.65%

Banks: 0.49%
Allied Irish Banks plc	7.38	12-29-2049	3,000,000	3,469,639

Diversified Financial Services: 0.16%
Toll Road Investors Partnership II 144A¤	0.00	2-15-2030	2,000,000	1,161,852

Health Care: 9.90%

Health Care Equipment & Supplies: 2.46%
Hologic Incorporated 144A	4.38	10-15-2025	7,000,000	7,175,000
Teleflex Incorporated	4.63	11-15-2027	1,984,000	2,070,800
Teleflex Incorporated	4.88	6-1-2026	8,000,000	8,340,000

				17,585,800

Health Care Providers & Services: 5.35%
AMN Healthcare Incorporated 144A	5.13	10-1-2024	9,335,000	9,685,063
Davita Incorporated	5.00	5-1-2025	9,000,000	8,966,250
HCA Incorporated	5.38	2-1-2025	9,500,000	10,378,750
HealthSouth Corporation	5.13	3-15-2023	2,000,000	2,035,000
St. Joseph’s Hospital & Medical Center	3.93	7-1-2022	2,000,000	2,052,568
West Street Merger Subordinate Bond Incorporated 144A	6.38	9-1-2025	5,700,000	5,244,000

				38,361,631

Health Care Technology: 0.15%
Quintiles IMS Holdings Incorporated 144A	5.00	10-15-2026	1,000,000	1,047,500

Life Sciences Tools & Services: 0.75%
Charles River Laboratories Incorporated 144A	5.50	4-1-2026	5,075,000	5,398,430

Pharmaceuticals: 1.19%
Catalent Pharma Solutions Incorporated 144A	4.88	1-15-2026	8,300,000	8,538,625

Industrials: 9.18%

Aerospace & Defense: 2.07%
Moog Incorporated 144A	5.25	12-1-2022	5,500,000	5,589,375
TransDigm Group Incorporated	6.38	6-15-2026	8,800,000	9,251,000

				14,840,375

Wells Fargo Diversified Income Builder Fund  |  19

Portfolio of investments—September 30, 2019

	Interest rate	Maturity date	Principal	Value
Commercial Services & Supplies: 1.32%
ACCO Brands Corporation 144A	5.25%	12-15-2024	$5,000,000	$5,175,000
Northern Light Health	5.02	7-1-2036	1,000,000	1,039,165
South Nassau Communities Hospital Incorporated	4.65	8-1-2048	2,000,000	2,213,562
Stericycle Incorporated 144A	5.38	7-15-2024	1,000,000	1,027,500

				9,455,227

Construction & Engineering: 0.29%
Aecom Company	5.13	3-15-2027	2,000,000	2,100,000

Electrical Equipment: 0.89%
Resideo Funding Incorporated 144A	6.13	11-1-2026	6,000,000	6,330,000

Machinery: 3.32%
Actuant Corporation	5.63	6-15-2022	1,165,000	1,175,194
HD Supply Incorporated 144A	5.38	10-15-2026	8,100,000	8,575,875
Oshkosh Corporation	5.38	3-1-2025	3,675,000	3,817,406
SPX FLOW Incorporated 144A	5.63	8-15-2024	4,500,000	4,646,250
SPX FLOW Incorporated 144A	5.88	8-15-2026	5,328,000	5,567,760

				23,782,485

Trading Companies & Distributors: 1.29%
WESCO Distribution Incorporated	5.38	6-15-2024	8,974,000	9,265,655

Information Technology: 7.96%

Communications Equipment: 0.75%
CommScope Technologies Finance LLC 144A	5.00	3-15-2027	6,500,000	5,362,500

Electronic Equipment, Instruments & Components: 3.23%
Anixter International Incorporated	5.13	10-1-2021	3,000,000	3,120,000
MTS Systems Corporation 144A	5.75	8-15-2027	3,400,000	3,536,000
TTM Technologies Incorporated 144A	5.63	10-1-2025	16,495,000	16,495,000

				23,151,000

IT Services: 0.29%
Gartner Incorporated 144A	5.13	4-1-2025	2,000,000	2,092,500

Semiconductors & Semiconductor Equipment: 2.28%
Micron Technology Incorporated	5.50	2-1-2025	6,750,000	6,936,815
Versum Materials Incorporated 144A	5.50	9-30-2024	8,834,000	9,408,210

				16,345,025

Software: 0.29%
Nuance Communications Company	6.00	7-1-2024	2,000,000	2,090,000

Technology Hardware, Storage & Peripherals: 1.12%
Diebold Nixdorf Incorporated	8.50	4-15-2024	8,500,000	7,990,000

Materials: 10.23%

Chemicals: 7.41%
Koppers Incorporated 144A	6.00	2-15-2025	13,150,000	13,158,285
Olin Corporation	5.13	9-15-2027	5,000,000	5,112,500
Olin Corporation	5.50	8-15-2022	5,500,000	5,802,500
Rayonier Advanced Materials Products Incorporated 144A	5.50	6-1-2024	8,000,000	5,845,000
Scotts Miracle-Gro Company	5.25	12-15-2026	4,000,000	4,200,000
Scotts Miracle-Gro Company	6.00	10-15-2023	6,000,000	6,189,000

20  |  Wells Fargo Diversified Income Builder Fund

Portfolio of investments—September 30, 2019

	Interest rate	Maturity date	Principal		Value

Chemicals (continued)
Valvoline Incorporated	4.38%	8-15-2025		$12,000,000	$12,210,000
Valvoline Incorporated	5.50	7-15-2024		500,000	520,000

					53,037,285

Containers & Packaging: 2.51%
Ball Corporation	4.00	11-15-2023		1,000,000	1,046,250
Ball Corporation	5.00	3-15-2022		2,500,000	2,638,150
Berry Global Incorporated	5.13	7-15-2023		6,500,000	6,670,625
Sealed Air Corporation 144A	5.25	4-1-2023		4,650,000	4,952,250
Sealed Air Corporation 144A	5.50	9-15-2025		2,500,000	2,693,750

					18,001,025

Metals & Mining: 0.31%
Commercial Metals Company	4.88	5-15-2023		2,150,000	2,230,625

Real Estate: 2.68%

Equity REITs: 2.68%
Equinix Incorporated	5.38	5-15-2027		5,000,000	5,390,625
Equinix Incorporated	5.75	1-1-2025		1,500,000	1,561,950
Iron Mountain Incorporated 144A	4.88	9-15-2027		12,000,000	12,272,160

					19,224,735

Total Corporate Bonds and Notes (Cost $350,404,877)					352,976,637

			Shares
Exchange-Traded Funds: 0.03%
iShares MSCI Saudi Arabia ETF				6,985	212,903

Total Exchange-Traded Funds (Cost $227,598)					212,903

			Principal
Foreign Corporate Bonds and Notes: 2.80%

Financials: 2.80%

Banks: 2.80%
ABN AMRO Bank NV	4.75	12-31-2099	EUR	3,000,000	3,410,899
Banco Bilbao Vizcaya Argentaria SA	6.75	12-29-2049	EUR	3,000,000	3,329,689
Bankia SA	6.38	12-31-2099	EUR	3,000,000	3,456,429
Cooperatieve Rabobank UA	6.63	12-29-2049	EUR	2,800,000	3,325,741
Governor & Company of The Bank of Ireland	7.38	12-29-2049	EUR	3,000,000	3,395,479
Nykredit Realkredit AS	6.25	12-29-2049	EUR	2,800,000	3,189,195

Total Foreign Corporate Bonds and Notes (Cost $20,340,944)					20,107,432

Municipal Obligations: 4.29%

Colorado: 0.32%

Health Revenue: 0.32%
Denver CO Health & Hospital Authority Series B	4.65	12-1-2023		$1,205,000	1,275,938
Denver CO Health & Hospital Authority Series B	4.90	12-1-2024		250,000	265,833
Denver CO Health & Hospital Authority Series B	5.00	12-1-2025		275,000	292,047
Denver CO Health & Hospital Authority Series B	5.15	12-1-2026		445,000	473,378

					2,307,196

Wells Fargo Diversified Income Builder Fund  |  21

Portfolio of investments—September 30, 2019

	Interest rate	Maturity date	Principal	Value
Florida: 0.36%

Education Revenue: 0.23%
Capital Trust Agency Renaissance Charter School Project Series B 144A	5.63%	6-15-2023	$590,000	$591,953
Florida HEFAR Jacksonville University Project Series A2 144A	5.43	6-1-2027	1,000,000	1,036,060

				1,628,013

Transportation Revenue: 0.13%
Florida Development Finance Corporation Virgin Trains USA Passenger Rail Project Series A 144A	6.25	1-1-2049	1,000,000	931,830

				2,559,843

Guam: 0.09%

Airport Revenue: 0.09%
Guam Port Authority Series C	3.78	7-1-2021	635,000	646,303

Illinois: 0.82%

GO Revenue: 0.35%
Chicago IL Project Series C1	7.78	1-1-2035	2,000,000	2,507,860

Miscellaneous Revenue: 0.47%
Chicago IL Board of Education Taxable Build America Bonds Series E	6.04	12-1-2029	1,255,000	1,360,897
Chicago IL Certificate of Participation River Point Plaza Redevelopment Project Series A 144A	4.84	4-15-2028	2,000,000	2,031,460

				3,392,357

				5,900,217

Indiana: 0.07%

Health Revenue: 0.07%
Knox County IN Good Samaritian Hospital Project Industry Economic Development Series B	5.90	4-1-2034	480,000	495,898

Iowa: 0.17%

GO Revenue: 0.17%
Coralville IA Series C	5.00	5-1-2030	1,200,000	1,187,784

Michigan: 0.45%

Miscellaneous Revenue: 0.45%
Wayne County MI Recovery Zone Economic Development Build America Bonds	10.00	12-1-2040	3,000,000	3,244,890

New Jersey: 0.30%

Education Revenue: 0.14%
New Jersey Educational Facilities Authority Georgian Court University Series H	4.25	7-1-2028	1,000,000	1,028,650

Utilities Revenue: 0.16%
Newark NJ Redevelopment Area Public Service Electric & Gas Project 144A	4.49	12-1-2047	1,000,000	1,124,570

				2,153,220

New York: 0.14%

Health Revenue: 0.05%
Jefferson County NY Civic Facility Development Corporation Refunding Bond Series B Samaritan Medical Center Obligated Group	4.25	11-1-2028	330,000	340,725

22  |  Wells Fargo Diversified Income Builder Fund

Portfolio of investments—September 30, 2019

	Interest rate	Maturity date	Principal	Value
Utilities Revenue: 0.09%
New York Energy R&D Authority Green Bond Series A	4.81%	4-1-2034	$600,000	$670,116

				1,010,841

Oklahoma: 0.27%

Health Revenue: 0.08%
Oklahoma Development Finance Authority	5.45	8-15-2028	500,000	581,600

Miscellaneous Revenue: 0.19%
Woodward County OK Educational Facilities Authority Mooreland Public Schools Project Series B	4.63	9-15-2025	1,310,000	1,359,597

				1,941,197

Oregon: 0.08%

Health Revenue: 0.08%
Clackamas County OR Hospital Facility Authority Series C	4.00	11-15-2022	550,000	550,473

Pennsylvania: 0.28%

Housing Revenue: 0.28%
Philadelphia PA IDA MFHR University Square Apartments Low Income Housing Project 144A	5.00	12-1-2020	2,000,000	2,003,560

Tennessee: 0.29%

Tax Revenue: 0.29%
Bristol TN Industrial Development Board The Pinnacle Project Series A 144A	5.13	12-1-2042	2,000,000	2,051,480

Texas: 0.07%

Education Revenue: 0.07%
Clifton TX Higher Education Finance Corporation International Leadership Texas	6.13	8-15-2023	500,000	509,570

Virginia: 0.29%

Tax Revenue: 0.29%
Mosaic District VA CDA Series A-T	7.25	3-1-2036	2,000,000	2,112,920

Wisconsin: 0.29%

Education Revenue: 0.29%
PFA Burrell College of Osteopathic Medicine Project 144A	5.13	6-1-2028	1,360,000	1,486,262
Public Finance Authority WI Educational Facility Ikaho College 144A	6.75	6-1-2031	500,000	568,230

				2,054,492

Total Municipal Obligations (Cost $29,730,624)				30,729,884

Non-Agency Mortgage-Backed Securities: 1.94%
AFN LLC Series 2019-1A Class A2 144A‡	4.46	5-20-2049	1,000,000	1,042,332
Aqua Finance Trust Series 2019-A Class A 144A	3.14	7-16-2040	600,000	600,776
Citigroup Commercial Mortgage Trust Series 2015-GC27 Class B	3.77	2-10-2048	2,524,616	2,637,537
CLI Funding LLC Series 2018-1A Class A 144A	4.03	4-18-2043	638,633	644,729
CLI Funding LLC Series 2019-1A Class A 144A	3.71	5-18-2044	963,573	982,270
CLI Funding LLC Series 2019-1A Class B 144A	4.64	5-18-2044	528,045	539,668
Conn Funding II LP Series A Class A 144A	3.40	10-16-2023	1,182,339	1,189,805
Driven Brands Funding LLC Series 2019-2A Class A2 144A	3.98	10-20-2049	800,000	803,765
JPMorgan Mortgage Trust Series 2019-2 Class A3 144A±±	4.00	8-25-2049	1,067,630	1,085,854
Longtrain Leasing III LLC Series 2015-1A Class A2 144A	4.06	1-15-2045	1,000,000	1,035,769

Wells Fargo Diversified Income Builder Fund  |  23

Portfolio of investments—September 30, 2019

	Interest rate	Maturity date	Principal	Value

Non-Agency Mortgage-Backed Securities (continued)
Sequoia Mortgage Trust Series 2018-6 Class A19 144A±±	4.00%	7-25-2048	$1,254,967	$1,279,913
SoFi Consumer Loan Program Trust Series 2019-2 Class C 144A	3.46	4-25-2028	2,000,000	2,046,548

Total Non-Agency Mortgage-Backed Securities (Cost $13,622,652)				13,888,966

	Dividend yield		Shares
Preferred Stocks: 0.19%

Energy: 0.04%

Oil, Gas & Consumable Fuels: 0.04%
Petroleo Brasil SP ADR	3.44		20,454	268,766

Financials: 0.08%

Banks: 0.08%
Banco Bradesco SA	2.69		28,340	231,361
Itaúsa Investimentos Itaú SA	9.45		122,700	389,219

				620,580

Information Technology: 0.04%

Technology Hardware, Storage & Peripherals: 0.04%
Samsung Electronics Company Limited	2.83		8,851	292,283

Utilities: 0.03%

Electric Utilities: 0.03%
Companhia Energetica de Minas Gerais SA	4.21		58,600	202,105

Total Preferred Stocks (Cost $1,111,881)				1,383,734

	Interest rate		Principal
Yankee Corporate Bonds and Notes: 8.74%

Financials: 7.18%

Banks: 4.57%
Barclays plc	7.75	12-31-2099	$3,660,000	3,808,852
BNP Paribas SA	7.63	12-29-2049	3,460,000	3,645,975
Credit Agricole SA 144A	7.88	12-29-2049	1,750,000	1,951,250
Credit Agricole SA 144A	8.13	12-29-2049	1,750,000	2,058,438
Danske Bank AS	7.00	12-31-2099	2,300,000	2,377,625
DNB Bank ASA	6.50	12-29-2049	3,690,000	3,860,663
HSBC Holdings plc	6.38	12-29-2049	3,690,000	3,911,400
ING Groep NV	6.75	12-31-2099	2,000,000	2,099,508
Lloyds Banking Group plc	7.50	4-30-2049	3,665,000	3,929,247
Societe Generale SA 144A	8.00	12-29-2049	3,535,000	3,981,294
Standard Chartered plc 144A	7.75	12-29-2049	1,000,000	1,080,620

				32,704,872

Capital Markets: 0.52%
Credit Suisse Group AG 144A	7.50	12-29-2049	3,395,000	3,751,471

Diversified Financial Services: 2.09%
Tronox Finance plc 144A	5.75	10-1-2025	12,000,000	11,349,000
UBS Group Funding Switzerland AG	7.00	12-29-2049	3,330,000	3,651,745

				15,000,745

24  |  Wells Fargo Diversified Income Builder Fund

Portfolio of investments—September 30, 2019

	Interest rate	Maturity date	Principal	Value

Industrials: 1.56%

Electrical Equipment: 1.56%
Sensata Technologies BV 144A	4.88%	10-15-2023	$6,700,000	$7,060,125
Sensata Technologies BV 144A	5.63	11-1-2024	3,750,000	4,078,125

				11,138,250

Total Yankee Corporate Bonds and Notes (Cost $60,309,607)				62,595,338

	Yield		Shares
Short-Term Investments: 3.01%

Investment Companies: 2.77%
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.88		19,875,845	19,875,845

			Principal
U.S. Treasury Securities: 0.24%
U.S. Treasury Bill (z)#	1.90	11-7-2019	$1,685,000	1,682,024

Total Short-Term Investments (Cost $21,557,479)				21,557,869

Total investments in securities (Cost $675,417,548)	98.30%	704,249,399

Other assets and liabilities, net	1.70	12,178,292

Total net assets	100.00%	$716,427,691

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
†	Non-income-earning security
¤	The security is issued in zero coupon form with no periodic interest payments.
‡	Security is valued using significant unobservable inputs.
±±

The coupon of the security is adjusted based on the principal and interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.
(z)	Zero coupon security. The rate represents the current yield to maturity.
#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

Abbreviations:

ADR	American depositary receipt

CDA	Community Development Authority

EUR	Euro

GDR	Global depositary receipt

GO	General obligation

HEFAR	Higher Education Facilities Authority Revenue

IDA	Industrial Development Authority

MFHR	Multifamily housing revenue

R&D	Research & development

REIT	Real estate investment trust

Wells Fargo Diversified Income Builder Fund  |  25

Portfolio of investments—September 30, 2019

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Long

10-Year U.S. Treasury Notes	486	12-19-2019	$63,828,149	$63,331,875	$0	$(496,274)

Short

Euro FX Futures	(255)	12-16-2019	(35,410,505)	(34,942,969)	467,536	0

S&P 500 E-Mini Index	(72)	12-20-2019	(10,850,029)	(10,722,600)	127,429	0

					$594,965	$(496,274)

Forward Foreign Currency Contracts

Currency to be received	Currency to be delivered	Counterparty	Settlement date	Unrealized gains	Unrealized losses

26,652,324 USD	23,900,000 EUR	Citibank	12-31-2019	$412,984	$0

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	71,872,762	190,365,099	242,362,016	19,875,845	$0	$0	$568,972	$19,875,845	2.77%

The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo Diversified Income Builder Fund

Statement of assets and liabilities—September 30, 2019

Assets
Investments in unaffiliated securities, at value (cost $655,541,703)	$684,373,554
Investments in affiliated securities, at value (cost $19,875,845)	19,875,845
Cash	677,418
Foreign currency, at value (cost $2,603,808)	2,601,877
Receivable for investments sold	250,871
Receivable for Fund shares sold	2,938,916
Receivable for dividends and interest	7,479,833
Receivable for daily variation margin on open futures contracts	31,832
Unrealized gains on forward foreign currency contracts	412,984
Prepaid expenses and other assets	219,884

Total assets	718,863,014

Liabilities
Payable for investments purchased	207,637
Payable for Fund shares redeemed	1,015,453
Cash collateral due to broker for forward foreign currency contracts	740,000
Management fee payable	199,595
Distribution fee payable	86,198
Administration fees payable	101,574
Trustees’ fees and expenses payable	2,221
Shareholder servicing fees payable	82,645

Total liabilities	2,435,323

Total net assets	$716,427,691

Net assets consist of
Paid-in capital	$711,215,365
Total distributable earnings	5,212,326

Total net assets	$716,427,691

Computation of net asset value and offering price per share
Net assets – Class A	$251,673,334
Shares outstanding – Class A1	41,552,510
Net asset value per share – Class A	$6.06
Maximum offering price per share – Class A2	$6.43
Net assets – Class C	$140,721,704
Shares outstanding – Class C1	23,179,224
Net asset value per share – Class C	$6.07
Net assets – Class R6	$23,928
Shares outstanding – Class R6[1]	4,052
Net asset value per share – Class R6	$5.91
Net assets – Administrator Class	$11,916,181
Shares outstanding – Administrator Class[1]	2,016,536
Net asset value per share – Administrator Class	$5.91
Net assets – Institutional Class	$312,092,544
Shares outstanding – Institutional Class[1]	52,815,280
Net asset value per share – Institutional Class	$5.91

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Income Builder Fund  |  27

Statement of operations—year ended September 30, 2019

Investment income
Interest	$25,429,590
Dividends (net of foreign withholding taxes of $296,147)	5,920,108
Income from affiliated securities	568,972

Total investment income	31,918,670

Expenses
Management fee	3,772,623
Administration fees
Class A	492,570
Class C	303,359
Class R6	7
Administrator Class	21,231
Institutional Class	389,241
Shareholder servicing fees
Class A	586,393
Class C	361,142
Administrator Class	40,598
Distribution fee
Class C	1,083,277
Custody and accounting fees	36,599
Professional fees	65,266
Registration fees	102,033
Shareholder report expenses	104,733
Trustees’ fees and expenses	22,510
Other fees and expenses	18,630

Total expenses	7,400,212
Less: Fee waivers and/or expense reimbursements
Fund-level	(1,341,342)
Class A	(24,385)
Class C	(14,955)
Administrator Class	(1,487)
Institutional Class	(30,678)

Net expenses	5,987,365

Net investment income	25,931,305

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	(22,870,873)
Futures contracts	(1,776,753)
Forward foreign currency contracts	1,319,216

Net realized losses on investments	(23,328,410)

Net change in unrealized gains (losses) on
Unaffiliated securities	22,424,383
Futures contracts	73,677
Forward foreign currency contracts	412,984

Net change in unrealized gains (losses) on investments	22,911,044

Net realized and unrealized gains (losses) on investments	(417,366)

Net increase in net assets resulting from operations	$25,513,939

The accompanying notes are an integral part of these financial statements.

28  |  Wells Fargo Diversified Income Builder Fund

Statement of changes in net assets

	Year ended September 30, 2019		Year ended September 30, 2018

Operations
Net investment income		$25,931,305		$25,677,784
Net realized gains (losses) on investments		(23,328,410)		31,343,912
Net change in unrealized gains (losses) on investments		22,911,044		(33,794,120)

Net increase in net assets resulting from operations		25,513,939		23,227,576

Distributions to shareholders from net investment income and net realized gains
Class A		(19,291,628)		(10,518,893)
Class C		(11,757,683)		(6,577,828)
Class R6		(2,192)		(138)[1]
Administrator Class		(2,015,528)		(1,793,521)
Institutional Class		(26,837,985)		(16,782,186)

Total distributions to shareholders		(59,905,016)		(35,672,566)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	15,741,839	94,086,277	11,145,149	70,956,206
Class C	6,522,568	38,947,259	6,785,413	43,270,788
Class R6	0	0	4,052 [1]	25,000 [1]
Administrator Class	729,093	4,244,341	1,384,053	8,606,856
Institutional Class	22,831,336	132,583,652	22,967,858	142,978,608

		269,861,529		265,837,458

Reinvestment of distributions
Class A	3,135,334	18,209,570	1,561,264	9,891,159
Class C	1,853,575	10,728,732	946,882	6,011,290
Administrator Class	322,489	1,815,085	263,760	1,637,316
Institutional Class	3,849,831	21,832,218	2,194,831	13,596,513

		52,585,605		31,136,278

Payment for shares redeemed
Class A	(13,852,338)	(82,279,885)	(10,590,623)	(67,150,218)
Class C	(11,490,423)	(68,292,199)	(7,154,705)	(45,403,714)
Administrator Class	(4,353,482)	(24,635,205)	(3,003,395)	(18,651,958)
Institutional Class	(28,099,288)	(162,899,174)	(21,127,558)	(130,722,169)

		(338,106,463)		(261,928,059)

Net increase (decrease) in net assets resulting from capital share transactions		(15,659,329)		35,045,677

Total increase (decrease) in net assets		(50,050,406)		22,600,687

Net assets
Beginning of period		766,478,097		743,877,410

End of period		$716,427,691		$766,478,097

[1]	For the period from July 31, 2018 (commencement of class operations) to September 30, 2018

The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Income Builder Fund  |  29

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS A	2019	2018	2017	2016	2015
Net asset value, beginning of period	$6.33	$6.42	$6.13	$5.71	$6.37
Net investment income	0.22	0.21	0.20	0.20	0.21
Net realized and unrealized gains (losses) on investments	0.02	(0.01)	0.35	0.64	(0.31)

Total from investment operations	0.24	0.20	0.55	0.84	(0.10)
Distributions to shareholders from
Net investment income	(0.23)	(0.19)	(0.22)	(0.21)	(0.21)
Net realized gains	(0.28)	(0.10)	(0.04)	(0.21)	(0.35)

Total distributions to shareholders	(0.51)	(0.29)	(0.26)	(0.42)	(0.56)
Net asset value, end of period	$6.06	$6.33	$6.42	$6.13	$5.71
Total return[1]	4.51%	3.23%	9.16%	15.39%	(1.92)%
Ratios to average net assets (annualized)
Gross expenses	1.05%	1.04%	1.05%	1.08%	1.11%
Net expenses	0.85%	0.90%	1.05%	1.08%	1.08%
Net investment income	3.75%	3.34%	3.29%	3.55%	3.38%
Supplemental data
Portfolio turnover rate	43%	50%	29%	38%	63%
Net assets, end of period (000s omitted)	$251,673	$231,176	$220,977	$154,496	$127,242

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

30  |  Wells Fargo Diversified Income Builder Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS C	2019	2018	2017	2016	2015
Net asset value, beginning of period	$6.34	$6.44	$6.14	$5.72	$6.39
Net investment income	0.18	0.17	0.16	0.16 [1]	0.16 [1]
Net realized and unrealized gains (losses) on investments	0.02	(0.02)	0.35	0.63	(0.32)

Total from investment operations	0.20	0.15	0.51	0.79	(0.16)
Distributions to shareholders from
Net investment income	(0.19)	(0.15)	(0.17)	(0.16)	(0.16)
Net realized gains	(0.28)	(0.10)	(0.04)	(0.21)	(0.35)

Total distributions to shareholders	(0.47)	(0.25)	(0.21)	(0.37)	(0.51)
Net asset value, end of period	$6.07	$6.34	$6.44	$6.14	$5.72
Total return[2]	3.71%	2.32%	8.51%	14.51%	(2.81)%
Ratios to average net assets (annualized)
Gross expenses	1.80%	1.79%	1.80%	1.83%	1.86%
Net expenses	1.60%	1.65%	1.80%	1.83%	1.83%
Net investment income	2.99%	2.59%	2.54%	2.80%	2.62%
Supplemental data
Portfolio turnover rate	43%	50%	29%	38%	63%
Net assets, end of period (000s omitted)	$140,722	$166,750	$165,513	$129,856	$110,457

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Income Builder Fund  |  31

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS R6	2019	2018[1]
Net asset value, beginning of period	$6.18	$6.17
Net investment income	0.24 [2]	0.02 [2]
Net realized and unrealized gains (losses) on investments	0.03	0.02

Total from investment operations	0.27	0.04
Distributions to shareholders from
Net investment income	(0.26)	(0.03)
Net realized gains	(0.28)	0.00

Total distributions to shareholders	(0.54)	(0.03)
Net asset value, end of period	$5.91	$6.18
Total return[3]	5.07%	0.71%
Ratios to average net assets (annualized)
Gross expenses	0.61%	0.64%
Net expenses	0.42%	0.41%
Net investment income	4.17%	2.31%
Supplemental data
Portfolio turnover rate	43%	50%
Net assets, end of period (000s omitted)	$24	$25

[1]	For the period from July 31, 2018 (commencement of class operations) to September 30, 2018

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

32  |  Wells Fargo Diversified Income Builder Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
ADMINISTRATOR CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$6.19	$6.29	$6.00	$5.60	$6.25
Net investment income	0.22 [1]	0.21 [1]	0.21 [1]	0.21 [1]	0.21 [1]
Net realized and unrealized gains (losses) on investments	0.02	(0.01)	0.34	0.61	(0.30)

Total from investment operations	0.24	0.20	0.55	0.82	(0.09)
Distributions to shareholders from
Net investment income	(0.24)	(0.20)	(0.22)	(0.21)	(0.21)
Net realized gains	(0.28)	(0.10)	(0.04)	(0.21)	(0.35)

Total distributions to shareholders	(0.52)	(0.30)	(0.26)	(0.42)	(0.56)
Net asset value, end of period	$5.91	$6.19	$6.29	$6.00	$5.60
Total return	4.52%	3.21%	9.45%	15.45%	(1.69)%
Ratios to average net assets (annualized)
Gross expenses	0.97%	0.96%	0.97%	1.00%	0.97%
Net expenses	0.77%	0.81%	0.90%	0.90%	0.90%
Net investment income	3.77%	3.40%	3.51%	3.72%	3.56%
Supplemental data
Portfolio turnover rate	43%	50%	29%	38%	63%
Net assets, end of period (000s omitted)	$11,916	$32,938	$41,975	$70,051	$31,367

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Income Builder Fund  |  33

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
INSTITUTIONAL CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$6.19	$6.28	$6.00	$5.59	$6.25
Net investment income	0.24	0.23	0.24	0.23	0.24
Net realized and unrealized gains (losses) on investments	0.01	(0.01)	0.31	0.61	(0.32)

Total from investment operations	0.25	0.22	0.55	0.84	(0.08)
Distributions to shareholders from
Net investment income	(0.25)	(0.21)	(0.23)	(0.22)	(0.23)
Net realized gains	(0.28)	(0.10)	(0.04)	(0.21)	(0.35)

Total distributions to shareholders	(0.53)	(0.31)	(0.27)	(0.43)	(0.58)
Net asset value, end of period	$5.91	$6.19	$6.28	$6.00	$5.59
Total return	4.80%	3.62%	9.49%	15.88%	(1.65)%
Ratios to average net assets (annualized)
Gross expenses	0.72%	0.71%	0.72%	0.75%	0.71%
Net expenses	0.52%	0.57%	0.71%	0.71%	0.69%
Net investment income	4.07%	3.67%	3.60%	3.92%	3.76%
Supplemental data
Portfolio turnover rate	43%	50%	29%	38%	63%
Net assets, end of period (000s omitted)	$312,093	$335,589	$315,413	$124,116	$77,558

The accompanying notes are an integral part of these financial statements.

34  |  Wells Fargo Diversified Income Builder Fund

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Diversified Income Builder Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On September 30, 2019, such fair value pricing was used in pricing certain foreign securities.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign

Wells Fargo Diversified Income Builder Fund  |  35

Notes to financial statements

exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Forward foreign currency contracts

A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund is subject to foreign currency risk and may be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allows the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates, security values, and foreign exchange rates and is subject to interest rate risk, equity price risk, and foreign currency risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

36  |  Wells Fargo Diversified Income Builder Fund

Notes to financial statements

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income monthly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of September 30, 2019, the aggregate cost of all investments for federal income tax purposes was $677,961,845 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$43,102,452

Gross unrealized losses	(16,303,223)

Net unrealized gains	$26,799,229

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At September 30, 2019, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Total distributable earnings

$(14,932)	$14,932

As of September 30, 2019, the Fund had capital loss carryforwards which consist of $8,937,939 in short-term capital losses and $15,236,081 in long-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the

Wells Fargo Diversified Income Builder Fund  |  37

Notes to financial statements

highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Asset-backed securities	$0	$7,580,673	$0	$7,580,673

Common stocks

Communication services	5,933,679	0	0	5,933,679

Consumer discretionary	9,822,227	120,856	0	9,943,083

Consumer staples	7,519,763	139,962	0	7,659,725

Energy	32,254,177	0	0	32,254,177

Financials	28,575,506	23,233	0	28,598,739

Health care	17,172,655	0	0	17,172,655

Industrials	20,577,511	0	0	20,577,511

Information technology	36,586,838	3,622,099	0	40,208,937

Materials	7,881,731	0	0	7,881,731

Real estate	8,274,409	0	0	8,274,409

Utilities	14,711,317	0	0	14,711,317

Corporate bonds and notes	0	352,976,637	0	352,976,637

Exchange-traded funds	212,903	0	0	212,903

Foreign corporate bonds and notes	0	20,107,432	0	20,107,432

Municipal obligations	0	30,729,884	0	30,729,884

Non-agency mortgage-backed securities	0	12,846,634	1,042,332	13,888,966

Preferred stocks

Energy	268,766	0	0	268,766

Financials	620,580	0	0	620,580

Information technology	292,283	0	0	292,283

Utilities	202,105	0	0	202,105

Yankee corporate bonds and notes	0	62,595,338	0	62,595,338

Short-term investments

Investment companies	19,875,845	0	0	19,875,845

U.S. Treasury securities	1,682,024	0	0	1,682,024

	212,464,319	490,742,748	1,042,332	704,249,399
Futures contracts	594,965	0	0	594,965

Forward foreign currency contracts	0	412,984	0	412,984

Total assets	$213,059,284	$491,155,732	$1,042,332	$705,257,348

Liabilities

Futures contracts	$496,274	$0	$0	$496,274

Total liabilities	$496,274	$0	$0	$496,274

38  |  Wells Fargo Diversified Income Builder Fund

Notes to financial statements

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

Futures contracts and forward foreign currency contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the tables following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.

For the year ended September 30, 2019, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.550%

Next $500 million	0.525

Next $2 billion	0.500

Next $2 billion	0.475

Next $5 billion	0.440

Over $10 billion	0.430

For the year ended September 30, 2019, the management fee was equivalent to an annual rate of 0.54% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Class R6	0.03

Administrator Class, Institutional Class	0.13

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through January 31, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.85% for Class A shares, 1.60% for Class C shares, 0.42% for Class R6 shares, 0.77% for Administrator Class shares, and 0.52% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Wells Fargo Diversified Income Builder Fund  |  39

Notes to financial statements

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended September 30, 2019, Funds Distributor received $50,056 from the sale of Class A shares and $1,474 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A for the year ended September 30, 2019.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $4,185,000 and $0 in interfund purchases and sales, respectively, during the year ended September 30, 2019.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2019 were $287,507,028 and $282,230,174, respectively.

6. SECURITIES LENDING TRANSACTIONS

The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of September 30, 2019, the Fund did not have any securities on loan.

7. DERIVATIVE TRANSACTIONS

During the year ended September 30, 2019, the Fund entered into futures contracts and forward foreign currency contracts for economic hedging purposes.

The volume of the Fund’s futures contracts and forward foreign currency contracts during the year ended September 30, 2019 was as follows:

Futures contracts

Average notional balance on long futures	$11,913,070

Average notional balance on short futures	14,195,171
Forward foreign currency contracts

Average contract amounts to buy	3,789,341

Average contract amounts to sell	25,854,964

40  |  Wells Fargo Diversified Income Builder Fund

Notes to financial statements

A summary of the location of derivative instruments on the financial statements by risk is outlined in the following tables.

The fair value of derivative instruments as of September 30, 2019 by risk type was as follows for the Fund:

	Asset derivatives			Liability derivatives

	Statement of Assets and Liabilities location	Fair value		Statement of Assets and Liabilities location	Fair value

Interest rate risk	Unrealized gains on futures contracts	$0	*	Unrealized losses on futures contracts	$496,274	*

Equity risk	Unrealized gains on futures contracts	127,429	*	Unrealized losses on futures contracts	0	*

Foreign currency risk	Unrealized gains on futures contracts	467,536	*	Unrealized losses on futures contracts	0	*

Foreign currency risk	Unrealized gains on forward foreign currency contracts	412,984		Unrealized losses on forward foreign currency contracts	0

		$1,007,949			$496,274

*

Amount represents cumulative unrealized gains (losses) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin as of September 30, 2019 is reported separately on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2019 was as follows for the Fund:

	Amount of realized gains (losses) on derivatives

	Futures contracts	Forward foreign currency contracts	Total

Interest rate risk	$(544,548)	$0	$(544,548)

Equity risk	(1,777,244)	0	(1,777,244)

Foreign currency risk	545,039	1,319,216	1,864,255

	$(1,776,753)	$1,319,216	$(457,537)

	Change in unrealized gains (losses) on derivatives

	Futures contracts	Forward foreign currency contracts	Total

Interest rate risk	$(496,274)	$0	$(496,274)

Equity risk	102,415	0	102,415

Foreign currency risk	467,536	412,984	880,520

	$73,677	$412,984	$486,661

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset

Wells Fargo Diversified Income Builder Fund  |  41

Notes to financial statements

across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is as follows:

Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets

Citibank	$412,984	$0	$0	$412,984

8. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended September 30, 2019, there were no borrowings by the Fund under the agreement.

9. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended September 30, 2019 and September 30, 2018 were as follows:

	Year ended September 30

	2019	2018

Ordinary income	$33,578,334	$27,884,669

Long-term capital gain	26,326,682	7,787,897

As of September 30, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward

$2,608,219	$26,790,901	$(24,174,020)

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium and requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount and discounts will continue to be accreted to the maturity date of the security. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. During the current reporting period, management of the Fund adopted the change in accounting policy which did not have a material impact to the Fund’s financial statements.

42  |  Wells Fargo Diversified Income Builder Fund

Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Diversified Income Builder Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of September 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

November 25, 2019

Wells Fargo Diversified Income Builder Fund  |  43

Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 8.14% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2019.

Pursuant to Section 852 of the Internal Revenue Code, $26,326,682 was designated as a 20% rate gain distribution for the fiscal year ended September 30, 2019.

Pursuant to Section 854 of the Internal Revenue Code, $4,988,730 of income dividends paid during the fiscal year ended September 30, 2019 has been designated as qualified dividend income (QDI).

For the fiscal year ended September 30, 2019, $16,922,217 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended September 30, 2019, $6,280,067 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, which is available by visiting the SEC website at sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330

44  |  Wells Fargo Diversified Income Builder Fund

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 150 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Wells Fargo Diversified Income Builder Fund  |  45

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

46  |  Wells Fargo Diversified Income Builder Fund

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Michelle Rhee[3] (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy[4] (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 86 funds and Assistant Treasurer of 64 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

[3]	Michelle Rhee became Chief Legal Officer effective October 22, 2019.

[4]	Catherine Kennedy became Secretary effective October 22, 2019.

Wells Fargo Diversified Income Builder Fund  |  47

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Diversified Income Builder Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 21-22, 2019 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Diversified Income Builder Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2019, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2019. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

48  |  Wells Fargo Diversified Income Builder Fund

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2018. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Class A) was higher than the average investment performance of the Universe for the three-, five- and ten-year periods under review, and lower than the average investment performance of the Universe for the one-year period under review. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Diversified Income Builder Blended Index, for all periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance. The Board also took note of the Fund’s outperformance relative to the Universe and benchmark over the longer time periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than, equal to or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Wells Fargo Diversified Income Builder Fund  |  49

Other information (unaudited)

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

50  |  Wells Fargo Diversified Income Builder Fund

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo & Company. All rights reserved.

406806 11-19

A226/AR226 09-19

Annual Report

September 30, 2019

Wells Fargo

Index Asset Allocation Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Index Asset Allocation Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

“December’s S&P 500 Index performance was the worst since 1931.”

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Index Asset Allocation Fund for the 12-month period that ended September 30, 2019. After the first half of the period yielded either low-single-digit or negative investment returns, U.S. stock and global bond investors generally saw markets recover during the second half amid intensifying market volatility, global economic growth concerns, international trade stare downs, and simmering geopolitical tensions.

Overall, fixed-income investors enjoyed a distinct advantage over stock investors. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 4.25% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 1.23%. The MSCI EM Index (Net)3 slipped 2.02%. Among fixed income investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 10.30%, the Bloomberg Barclays Global Aggregate ex-USD Index5 added 5.34%, the Bloomberg Barclays Municipal Bond Index6 gained 8.55%, and the ICE BofAML U.S. High Yield Index7 added 6.30%.

Investors confronted unsettling events during the fourth quarter of 2018.

During the fourth quarter of 2018, investors grew concerned about the pace and sustainability of the global economic expansion. The U.S. Bureau of Economic Analysis reported third-quarter U.S. gross domestic product (GDP) was 3.4% on an annualized basis, which was down from the second-quarter rate. A partial U.S. government shutdown occurred, which extended into January 2019. Brexit efforts stalled, causing uncertainty for the eurozone. The value of the renminbi declined even as the People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes in efforts to spur economic activity.

The combination of news in the U.S. and generally weak economic indicators outside of the U.S. caused investors to seek safe havens. December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. Even as indicators suggested growth was restrained, the U.S. Federal Reserve (Fed) increased the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) in December 2018 to a target range of between 2.25% and 2.50%. Many observers expressed concerns that higher rates could slow the economy further.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Index Asset Allocation Fund

Letter to shareholders (unaudited)

The market climbs a wall of worry.

Investment returns early in 2019 appeared to reaffirm the adage that markets climb a wall of worry as the new year began. The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive.

In February 2019, signs of slowing global growth grew more ominous. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, a slower rate than reported for the prior two quarters. In a February report, the Bank of England forecast the slowest growth for 2019 since the financial crisis. China and the U.S. continued to wrangle over trade issues. By the end of the first quarter of 2019, more accommodative Fed sentiment and steady, if not spectacular, U.S. economic and business metrics encouraged domestic investors.

Early second-quarter 2019 enthusiasm among investors faded.

During April 2019, favorable sentiment found additional support in reports of sustained low inflation, solid employment data, and first-quarter U.S. GDP of an annualized rate of 3.2%. During May, markets tumbled on mixed investment signals. In the U.S., partisan wrangling ramped up as Democrats and Republicans set their sights on 2020 presidential politics. The U.K.’s Brexit disagreements caused Prime Minister Theresa May to resign. Boris Johnson succeeded her only to exacerbate uncertainty about Brexit’s resolution ahead of an October 2019 deadline. The European Commission downgraded the 2019 growth forecast to 1.2%. The U.S. increased tariffs on products from China, China responded, and then talks broke down. President Donald Trump threatened to turn his foreign policy tariff tool to Mexico over immigration issues.

During the third quarter of 2019, investors regrouped. Just as the investment horizon appeared to darken, sentiment turned and U.S. equity markets gained during June and July. The gains, primarily driven by geopolitical and monetary policy events, pushed equity markets to new highs. European Central Bank President Mario Draghi said that if the outlook doesn’t improve, the bank would cut rates or buy more assets to prop up inflation. President Trump backed off of tariff threats against Mexico and China. In the U.S., the Fed implemented a 0.25% federal funds rate cut in July.

Later in July 2019, the U.S. reversed course and threatened to impose higher tariffs on China’s exports after talks failed. China responded with tariff threats of its own and devalued the renminbi, a move that roiled global markets. Major U.S. stock market indices closed July with the worst weekly results of the year. Bond prices gained as Treasury yields fell to levels not seen since November 2016 and the yield curve inverted at multiple points along the 30-year arc.

In a microcosm, August 2019 encapsulated many of the unnerving events that plagued investors during the prior 11 months. The U.S.-China trade relationship swung from antagonistic to hopeful and back again with no evident compromise on the horizon. Evidence of a continued global economic slowdown mounted. Central banks in China, New Zealand, and Thailand cut interest rates. Industrial and manufacturing data declined in China, Canada, Japan, and Germany. Adding to the uncertain environment, Italy’s prime minister resigned, many feared a crackdown in Hong Kong as protesters sustained their calls for reform throughout the month, and Boris Johnson planned to suspend Parliament as Brexit’s deadline neared.

In the U.S., September saw the Fed join other central banks in cutting interest rates. Manufacturing data in the U.S., as reported by the Institute for Supply Management, disappointed investors. The U.S. Congress announced it would pursue an impeachment investigation of President Trump. Meanwhile, the Brexit impasse showed no signs of

“The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years.”

Wells Fargo Index Asset Allocation Fund  |  3

Letter to shareholders (unaudited)

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

resolution. Officials in China said that hitting the country’s economic growth goals for the year would be difficult considering the weight of tariffs and trade restrictions. So while the S&P 500 Index finished the third quarter with year-to-date returns that were the best in more than 20 years, amid signs of equity investors taking money out of the stock market, concerns about future returns remained.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may potentially unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

4  |  Wells Fargo Index Asset Allocation Fund

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Performance highlights (unaudited)

Investment objective

The Fund seeks long-term total return, consisting of capital appreciation and current income.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Kandarp R. Acharya, CFA®‡, FRM

Petros N. Bocray, CFA®‡, FRM

Christian L. Chan, CFA®‡

Average annual total returns (%) as of September 30, 2019

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (SFAAX)	11-13-1986	-0.52	6.42	9.71	5.54	7.69	10.36	1.08	1.08

Class C (WFALX)	4-1-1998	3.75	6.89	9.54	4.75	6.89	9.54	1.83	1.83

Administrator Class (WFAIX)	11-8-1999	–	–	–	5.73	7.90	10.61	1.00	0.90

Institutional Class (WFATX)[3]	10-31-2016	–	–	–	5.89	8.00	10.66	0.75	0.75

Index Asset Allocation Blended Index[4]	–	–	–	–	7.23	8.71	10.79	–	–

Bloomberg Barclays U.S. Treasury Index[5]	–	–	–	–	10.48	2.91	3.08	–	–

S&P 500 Index[6]	–	–	–	–	4.25	10.84	13.24	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo Index Asset Allocation Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of September 30, 2019[7]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through January 31, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and is not adjusted to reflect the expenses of the Institutional Class shares. If these expenses had been included, returns for Institutional Class shares would be higher.

[4]

Source: Wells Fargo Funds Management, LLC. Index Asset Allocation Blended Index is composed 60% of the S&P 500 Index and 40% of the Bloomberg Barclays U.S. Treasury Index. Prior to April 1, 2015, the Index Asset Allocation Blended Index was composed 60% of the S&P 500 Index and 40% of the Bloomberg Barclays U.S. Treasury 20+ Year Index. You cannot invest directly in an index.

[5]	The Bloomberg Barclays U.S. Treasury Index is an unmanaged index of prices of U.S. Treasury bonds with maturities of 1 to 30 years. You cannot invest directly in an index.

[6]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[7]

The chart compares the performance of Class A shares for the most recent ten years with the Index Asset Allocation Blended Index, Bloomberg Barclays U.S. Treasury Index, and the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[8]

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. You cannot invest directly in an index.

[9]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.

[10]

The Bloomberg Barclays U.S. Treasury 20+ Year Index is an unmanaged index composed of securities in the U.S. Treasury Index with maturities of 20 years or greater. You cannot invest directly in an index.

[11]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[12]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[13]	The effective allocation includes the effect of any tactical futures overlay that may be in place. These amounts are subject to change and may have changed since the date specified.

Wells Fargo Index Asset Allocation Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the Index Asset Allocation Blended Index, for the 12-month period that ended September 30, 2019.

∎	The Fund’s tactical asset allocation overlay, which is implemented with liquid futures contracts, detracted from performance during the 12-month period.

∎

The Fund’s stock allocation performed in line with its respective benchmark, the S&P 500 Index, while the Fund’s bond allocation underperformed its respective benchmark, the Bloomberg Barclays U.S. Treasury Index.

∎	Relative to its benchmark, the Fund’s slightly lower duration detracted from performance.

Equity markets ended the 12-month period in positive territory despite mounting concerns about trade and a global slowdown. It was by no means a smooth ride, however, as risk assets sold off in the final three months of 2018 only to stage a sharp rebound in the first half of 2019. Volatility—which remained quite high during the fourth quarter of 2018—hovered below historical levels during the first nine months of the year.

Negative sentiment among investors gave way to renewed optimism as the Federal Reserve (the Fed) adopted a more dovish tone in the new year and then proceeded to lower rates for the first time in a decade. U.S. equity markets rallied, while U.S. bond yields fell to historical lows. For the period, the S&P 500 Index posted a return of 4.25%, while developed non-U.S. markets, as measured by the MSCI EAFE Index (Net)8, returned -1.34%. Meanwhile, emerging market stocks, as measured by the MSCI EM Index (Net)9, posted a return of -2.02%.

Longer-duration U.S. government bond prices rose sharply amid a precipitous decline in yields. For the 12-month period, the yield on 30-year U.S. Treasury bonds fell by 1.10%, from 3.21% to 2.11%, while yields on 10-year U.S. Treasury notes fell by 1.39%, from 3.06% to 1.67%. The Bloomberg Barclays U.S. Treasury Index, a broad measure of U.S. Treasury notes and bonds, gained 10.48% during the 12-month period, while the Bloomberg Barclays U.S. Treasury 20+ Year Index10 returned 25.21%.

Ten largest holdings (%) as of September 30, 2019[11]

Microsoft Corporation	2.58

Apple Incorporated	2.31

Amazon.com Incorporated	1.75

Facebook Incorporated Class A	1.04

Berkshire Hathaway Incorporated Class B	0.99

JPMorgan Chase & Company	0.91

Alphabet Incorporated Class C	0.89

Alphabet Incorporated Class A	0.89

Johnson & Johnson	0.83

The Procter & Gamble Company	0.76

Tactical asset allocation shifts detracted from performance during the 12-month period.

The Fund’s stock holdings seek to replicate the holdings of the S&P 500 Index. Its bond holdings seek to replicate the holdings of the Bloomberg Barclays U.S. Treasury Index. The Fund’s neutral target allocation is 60% stocks and 40% bonds. As of fiscal year-end, the Fund had an effective target allocation of 58% stocks, 53% bonds, and -11% effective cash.

Please see footnotes on page 7.

8  |  Wells Fargo Index Asset Allocation Fund

Performance highlights (unaudited)

Sector distribution as of September 30, 2019[12]

Allocations (%) as of September 30, 2019

	Effective allocation[13]	Neutral allocation

Bonds	53	40

Stocks	58	60

Effective Cash	-11	0

During the period, the portfolio management team implemented tactical shifts between stocks and bonds in order to adjust the Fund’s effective allocations based on the relative attractiveness of the two asset classes. The Fund began the period with a long position in S&P 500 futures, which we increased as markets sold off in the fourth quarter of 2018. We subsequently closed out the long position in early February after a sharp rebound in risk markets. As markets continued to climb higher during the spring of 2019, setting several record highs along the way, we established a short position in S&P 500 futures. In early June, we covered the short position after the Fed presented its modified dovish stance. In mid-August, amid growing concerns about trade and weaker global growth, we reestablished the short position.

On the fixed-income side, the Fund started the period with a short position in U.S. 10-year Treasury futures, which we covered in the first couple of days of October 2018 and then reestablished toward the end of 2018. We covered the entire position in March 2019. In early June, we initiated another short position in U.S. 10-year Treasury futures on our belief that the market had too aggressively priced in future rate cuts. We closed out the short position in early July. In mid-August and early September, we established a long position in U.S. 10-year Treasury futures amid growing concerns about trade and weaker global growth.

The Fund’s effective allocation is determined by a combination of inputs from multiple quantitative and qualitative factors. As of the close of the period, relative to its benchmark, the Fund maintained an underweight to stocks and an overweight to bonds. All of the changes to the effective asset allocation were implemented with liquid futures contracts.

The portfolio management team has adopted a more cautious stance

Slowing growth, trade disputes, negative yields, Brexit, oil-field bombings, and impeachment form a firm foundation for the wall of worry that markets are forced to climb each day. We are particularly focused on Brexit and U.S. trade disputes as they both have significant potential to either rock markets or push them higher if resolved benignly. The market needs some level of certainty for risk assets to climb over the wall of worry. We take some comfort in the Fed as it appears ready to cut rates further if it sees weakness.

We continue to look across all markets to discover investment opportunities. While attractive investment options are not overabundant now, we remain dedicated and vigilant in seeking these risk and return opportunities in the Fund. We stand ready to adjust exposures as needed.

Please see footnotes on page 7.

Wells Fargo Index Asset Allocation Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2019 to September 30, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-2019	Ending account value 9-30-2019	Expenses paid during the period¹	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,050.97	$5.57	1.08%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.64	$5.48	1.08%

Class C

Actual	$1,000.00	$1,046.92	$9.42	1.83%

Hypothetical (5% return before expenses)	$1,000.00	$1,015.87	$9.27	1.83%

Administrator Class

Actual	$1,000.00	$1,051.91	$4.64	0.90%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.54	$4.57	0.90%

Institutional Class

Actual	$1,000.00	$1,052.43	$3.87	0.75%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.30	$3.81	0.75%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Index Asset Allocation Fund

Portfolio of investments—September 30, 2019

	Interest rate	Maturity date	Principal	Value
Agency Securities: 0.00%
FNMA Series 2002-T1 Class A4	9.50%	11-25-2031	$34,946	$41,766

Total Agency Securities (Cost $34,946)				41,766

			Shares
Common Stocks: 59.94%

Communication Services: 6.21%

Diversified Telecommunication Services: 1.30%
AT&T Incorporated			236,041	8,931,791
CenturyLink Incorporated			31,711	395,753
Verizon Communications Incorporated			133,606	8,064,458

				17,392,002

Entertainment: 1.08%
Activision Blizzard Incorporated			24,777	1,311,199
Electronic Arts Incorporated †			9,519	931,149
Netflix Incorporated †			14,143	3,784,950
Take-Two Interactive Software Incorporated †			3,655	458,118
The Walt Disney Company			58,190	7,583,321
Viacom Incorporated Class B			11,434	274,759

				14,343,496

Interactive Media & Services: 2.91%
Alphabet Incorporated Class A †			9,676	11,815,751
Alphabet Incorporated Class C †			9,762	11,899,878
Facebook Incorporated Class A †			77,712	13,838,953
TripAdvisor Incorporated †			3,391	131,164
Twitter Incorporated †			24,971	1,028,805

				38,714,551

Media: 0.86%
CBS Corporation Class B			10,571	426,751
Charter Communications Incorporated Class A †			5,222	2,152,091
Comcast Corporation Class A			146,513	6,604,806
Discovery Communications Incorporated Class A †			5,104	135,920
Discovery Communications Incorporated Class C †			11,208	275,941
DISH Network Corporation Class A †			7,771	264,758
Fox Corporation Class A			11,449	361,044
Fox Corporation Class B			5,244	165,396
Interpublic Group of Companies Incorporated			12,509	269,694
News Corporation Class A			12,458	173,415
News Corporation Class B			3,933	56,222
Omnicom Group Incorporated			7,026	550,136

				11,436,174

Wireless Telecommunication Services: 0.06%
T-Mobile US Incorporated †			10,213	804,478

Consumer Discretionary: 6.06%

Auto Components: 0.07%
Aptiv plc			8,275	723,401
BorgWarner Incorporated			6,670	244,656

				968,057

Wells Fargo Index Asset Allocation Fund  |  11

Portfolio of investments—September 30, 2019

	Shares	Value
Automobiles: 0.22%
Ford Motor Company	126,596	$1,159,619
General Motors Company	40,586	1,521,163
Harley-Davidson Incorporated	5,062	182,080

		2,862,862

Distributors: 0.06%
Genuine Parts Company	4,718	469,866
LKQ Corporation †	9,956	313,116

		782,982

Diversified Consumer Services: 0.01%
H&R Block Incorporated	6,483	153,128

Hotels, Restaurants & Leisure: 1.15%
Carnival Corporation	12,934	565,345
Chipotle Mexican Grill Incorporated †	823	691,707
Darden Restaurants Incorporated	3,967	468,979
Hilton Worldwide Holdings Incorporated	9,266	862,757
Marriott International Incorporated Class A	8,830	1,098,187
McDonald’s Corporation	24,532	5,267,266
MGM Resorts International	16,844	466,916
Norwegian Cruise Line Holdings Limited †	6,964	360,526
Royal Caribbean Cruises Limited	5,550	601,232
Starbucks Corporation	38,667	3,418,936
Wynn Resorts Limited	3,128	340,076
Yum! Brands Incorporated	9,830	1,115,017

		15,256,944

Household Durables: 0.24%
D.R. Horton Incorporated	10,871	573,010
Garmin Limited	4,666	395,164
Leggett & Platt Incorporated	4,246	173,831
Lennar Corporation Class A	9,186	513,038
Mohawk Industries Incorporated †	1,934	239,951
Newell Rubbermaid Incorporated	12,310	230,443
NVR Incorporated †	110	408,909
Pulte Group Incorporated	8,326	304,315
Whirlpool Corporation	2,052	324,955

		3,163,616

Internet & Direct Marketing Retail: 2.07%
Amazon.com Incorporated †	13,422	23,299,384
Booking Holdings Incorporated †	1,373	2,694,664
eBay Incorporated	25,469	992,782
Expedia Group Incorporated	4,517	607,130

		27,593,960

Leisure Products: 0.03%
Hasbro Incorporated	3,791	449,954

Multiline Retail: 0.34%
Dollar General Corporation	8,303	1,319,679
Dollar Tree Incorporated †	7,643	872,525
Kohl’s Corporation	5,140	255,252
Macy’s Incorporated	9,979	155,074

12  |  Wells Fargo Index Asset Allocation Fund

Portfolio of investments—September 30, 2019

	Shares	Value

Multiline Retail (continued)
Nordstrom Incorporated «	3,452	$116,229
Target Corporation	16,505	1,764,550

		4,483,309

Specialty Retail: 1.43%
Advance Auto Parts Incorporated	2,305	381,247
AutoZone Incorporated †	792	859,019
Best Buy Company Incorporated	7,492	516,873
CarMax Incorporated †	5,348	470,624
L Brands Incorporated	7,499	146,905
Lowe’s Companies Incorporated	24,931	2,741,413
O’Reilly Automotive Incorporated †	2,471	984,718
Ross Stores Incorporated	11,781	1,294,143
The Gap Incorporated	6,919	120,114
The Home Depot Incorporated	35,376	8,207,940
The TJX Companies Incorporated	39,053	2,176,814
Tiffany & Company	3,511	325,224
Tractor Supply Company	3,852	348,375
ULTA Beauty Incorporated †	1,900	476,235

		19,049,644

Textiles, Apparel & Luxury Goods: 0.44%
Capri Holdings Limited †	4,896	162,351
HanesBrands Incorporated	11,679	178,922
Nike Incorporated Class B	40,439	3,798,031
PVH Corporation	2,395	211,311
Ralph Lauren Corporation	1,674	159,817
Tapestry Incorporated	9,265	241,353
Under Armour Incorporated Class A †	6,077	121,175
Under Armour Incorporated Class C †	6,278	113,820
VF Corporation	10,547	938,578

		5,925,358

Consumer Staples: 4.55%

Beverages: 1.16%
Brown-Forman Corporation Class B	5,879	369,084
Constellation Brands Incorporated Class A	5,402	1,119,727
Molson Coors Brewing Company Class B	6,067	348,853
Monster Beverage Corporation †	12,497	725,576
PepsiCo Incorporated	45,165	6,192,122
The Coca-Cola Company	124,316	6,767,763

		15,523,125

Food & Staples Retailing: 0.97%
Costco Wholesale Corporation	14,207	4,093,179
Sysco Corporation	16,577	1,316,214
The Kroger Company	25,803	665,201
Wal-Mart Stores Incorporated	45,940	5,452,159
Walgreens Boots Alliance Incorporated	24,506	1,355,427

		12,882,180

Food Products: 0.72%
Archer Daniels Midland Company	17,992	738,931
Campbell Soup Company	5,447	255,573

Wells Fargo Index Asset Allocation Fund  |  13

Portfolio of investments—September 30, 2019

	Shares	Value

Food Products (continued)
ConAgra Foods Incorporated	15,719	$482,259
General Mills Incorporated	19,494	1,074,509
Hormel Foods Corporation	8,969	392,214
Kellogg Company	8,032	516,859
Lamb Weston Holdings Incorporated	4,705	342,148
McCormick & Company Incorporated	3,974	621,136
Mondelez International Incorporated Class A	46,586	2,577,138
The Hershey Company	4,811	745,657
The J.M. Smucker Company	3,683	405,204
The Kraft Heinz Company	20,099	561,466
Tyson Foods Incorporated Class A	9,518	819,881

		9,532,975

Household Products: 1.12%
Church & Dwight Company Incorporated	7,981	600,490
Colgate-Palmolive Company	27,716	2,037,403
Kimberly-Clark Corporation	11,119	1,579,454
The Clorox Company	4,061	616,744
The Procter & Gamble Company	80,843	10,055,252

		14,889,343

Personal Products: 0.11%
Coty Incorporated Class A	9,502	99,866
The Estee Lauder Companies Incorporated Class A	7,145	1,421,498

		1,521,364

Tobacco: 0.47%
Altria Group Incorporated	60,345	2,468,111
Philip Morris International Incorporated	50,258	3,816,090

		6,284,201

Energy: 2.71%

Energy Equipment & Services: 0.24%
Baker Hughes Incorporated	16,680	386,976
Halliburton Company	28,295	533,361
Helmerich & Payne Incorporated	3,534	141,607
National Oilwell Varco Incorporated	12,466	264,279
Schlumberger Limited	44,675	1,526,545
TechnipFMC plc	13,557	327,266

		3,180,034

Oil, Gas & Consumable Fuels: 2.47%
Apache Corporation	12,145	310,912
Cabot Oil & Gas Corporation	13,515	237,459
Chevron Corporation	61,325	7,273,145
Cimarex Energy Company	3,277	157,099
Concho Resources Incorporated	6,495	441,011
ConocoPhillips	35,860	2,043,303
Devon Energy Corporation	13,057	314,151
Diamondback Energy Incorporated	5,266	473,466
EOG Resources Incorporated	18,747	1,391,402
Exxon Mobil Corporation	136,679	9,650,904
Hess Corporation	8,360	505,613
HollyFrontier Corporation	4,890	262,300

14  |  Wells Fargo Index Asset Allocation Fund

Portfolio of investments—September 30, 2019

	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Kinder Morgan Incorporated	62,890	$1,296,163
Marathon Oil Corporation	25,973	318,689
Marathon Petroleum Corporation	21,266	1,291,910
Noble Energy Incorporated	15,449	346,985
Occidental Petroleum Corporation	28,894	1,284,916
ONEOK Incorporated	13,340	983,025
Phillips 66	14,489	1,483,674
Pioneer Natural Resources Company	5,399	679,032
The Williams Companies Incorporated	39,152	941,997
Valero Energy Corporation	13,387	1,141,108

		32,828,264

Financials: 7.76%

Banks: 3.27%
Bank of America Corporation	270,620	7,893,985
BB&T Corporation	24,749	1,320,854
Citigroup Incorporated	72,975	5,041,113
Citizens Financial Group Incorporated	14,442	510,814
Comerica Incorporated	4,824	318,336
Fifth Third Bancorp	23,597	646,086
First Republic Bank	5,433	525,371
Huntington Bancshares Incorporated	33,525	478,402
JPMorgan Chase & Company	103,289	12,156,082
KeyCorp	32,408	578,159
M&T Bank Corporation	4,317	681,956
People’s United Financial Incorporated	12,881	201,394
PNC Financial Services Group Incorporated	14,383	2,015,921
Regions Financial Corporation	32,231	509,894
SunTrust Banks Incorporated	14,341	986,661
SVB Financial Group †	1,664	347,693
US Bancorp	46,323	2,563,515
Wells Fargo & Company (l)	129,521	6,533,039
Zions Bancorporation	5,716	254,476

		43,563,751

Capital Markets: 1.61%
Affiliated Managers Group Incorporated	1,635	136,277
Ameriprise Financial Incorporated	4,227	621,792
Bank of New York Mellon Corporation	27,710	1,252,769
BlackRock Incorporated	3,794	1,690,758
CBOE Holdings Incorporated	3,607	414,480
CME Group Incorporated	11,568	2,444,781
E*TRADE Financial Corporation	7,746	338,423
Franklin Resources Incorporated	9,110	262,915
Intercontinental Exchange Incorporated	18,103	1,670,364
Invesco Limited	12,444	210,801
MarketAxess Holdings Incorporated	1,219	399,223
Moody’s Corporation	5,255	1,076,382
Morgan Stanley	40,576	1,731,378
MSCI Incorporated	2,735	595,546
Northern Trust Corporation	6,941	647,734
Raymond James Financial Incorporated	3,991	329,098
S&P Global Incorporated	7,955	1,948,816
State Street Corporation	12,036	712,411
T. Rowe Price Group Incorporated	7,609	869,328

Wells Fargo Index Asset Allocation Fund  |  15

Portfolio of investments—September 30, 2019

	Shares	Value

Capital Markets (continued)
The Charles Schwab Corporation	37,581	$1,572,013
The Goldman Sachs Group Incorporated	10,454	2,166,382
The NASDAQ OMX Group Incorporated	3,723	369,880

		21,461,551

Consumer Finance: 0.42%
American Express Company	21,977	2,599,440
Capital One Financial Corporation	15,193	1,382,259
Discover Financial Services	10,280	833,605
Synchrony Financial	19,717	672,153

		5,487,457

Diversified Financial Services: 0.99%
Berkshire Hathaway Incorporated Class B †	63,342	13,176,403

Insurance: 1.47%
AFLAC Incorporated	23,916	1,251,285
American International Group Incorporated	28,100	1,565,170
Aon plc	7,618	1,474,616
Arthur J. Gallagher & Company	6,010	538,316
Assurant Incorporated	1,974	248,369
Chubb Limited	14,722	2,376,720
Cincinnati Financial Corporation	4,906	572,383
Everest Reinsurance Group Limited	1,315	349,908
Globe Life Incorporated	3,242	310,454
Lincoln National Corporation	6,466	390,029
Loews Corporation	8,400	432,432
Marsh & McLennan Companies Incorporated	16,355	1,636,318
MetLife Incorporated	25,712	1,212,578
Principal Financial Group Incorporated	8,375	478,548
Prudential Financial Incorporated	12,986	1,168,091
The Allstate Corporation	10,634	1,155,703
The Hartford Financial Services Group Incorporated	11,680	707,925
The Progressive Corporation	18,886	1,458,944
The Travelers Companies Incorporated	8,410	1,250,483
Unum Group	6,739	200,283
Willis Towers Watson plc	4,166	803,913

		19,582,468

Health Care: 8.18%

Biotechnology: 1.27%
AbbVie Incorporated	47,760	3,616,387
Alexion Pharmaceuticals Incorporated †	7,242	709,281
Amgen Incorporated	19,372	3,748,676
Biogen Incorporated †	5,958	1,387,142
Celgene Corporation †	22,894	2,273,374
Gilead Sciences Incorporated	40,911	2,592,939
Incyte Corporation †	5,766	428,010
Regeneron Pharmaceuticals Incorporated †	2,581	715,969
Vertex Pharmaceuticals Incorporated †	8,302	1,406,525

		16,878,303

Health Care Equipment & Supplies: 2.16%
Abbott Laboratories	57,092	4,776,888
ABIOMED Incorporated †	1,465	260,609

16  |  Wells Fargo Index Asset Allocation Fund

Portfolio of investments—September 30, 2019

	Shares	Value

Health Care Equipment & Supplies (continued)
Align Technology Incorporated †	2,347	$424,619
Baxter International Incorporated	16,493	1,442,643
Becton Dickinson & Company	8,720	2,205,811
Boston Scientific Corporation †	44,997	1,830,928
Danaher Corporation	20,624	2,978,724
Dentsply Sirona Incorporated	7,241	386,018
Edwards Lifesciences Corporation †	6,717	1,477,135
Hologic Incorporated †	8,634	435,931
IDEXX Laboratories Incorporated †	2,780	755,965
Intuitive Surgical Incorporated †	3,722	2,009,619
Medtronic plc	43,340	4,707,591
ResMed Incorporated	4,640	626,910
Stryker Corporation	10,365	2,241,950
Teleflex Incorporated	1,493	507,247
The Cooper Companies Incorporated	1,601	475,497
Varian Medical Systems Incorporated †	2,941	350,244
Zimmer Biomet Holdings Incorporated	6,632	910,375

		28,804,704

Health Care Providers & Services: 1.49%
AmerisourceBergen Corporation	4,912	404,405
Anthem Incorporated	8,263	1,983,946
Cardinal Health Incorporated	9,631	454,487
Centene Corporation †	13,361	577,997
Cigna Corporation	12,198	1,851,534
CVS Health Corporation	42,010	2,649,571
DaVita HealthCare Partners Incorporated †	3,127	178,458
HCA Holdings Incorporated	8,591	1,034,528
Henry Schein Incorporated	4,789	304,102
Humana Incorporated	4,363	1,115,488
Laboratory Corporation of America Holdings †	3,155	530,040
McKesson Corporation	5,972	816,134
Quest Diagnostics Incorporated	4,350	465,581
UnitedHealth Group Incorporated	30,613	6,652,817
Universal Health Services Incorporated Class B	2,623	390,171
WellCare Health Plans Incorporated †	1,625	421,151

		19,830,410

Health Care Technology: 0.05%
Cerner Corporation	10,285	701,128

Life Sciences Tools & Services: 0.62%
Agilent Technologies Incorporated	9,997	766,070
Illumina Incorporated †	4,748	1,444,437
IQVIA Holdings Incorporated †	5,884	878,952
Mettler-Toledo International Incorporated †	794	559,294
PerkinElmer Incorporated	3,587	305,505
Thermo Fisher Scientific Incorporated	12,937	3,768,160
Waters Corporation †	2,156	481,284

		8,203,702

Pharmaceuticals: 2.59%
Allergan plc	10,597	1,783,369
Bristol-Myers Squibb Company	52,840	2,679,516
Eli Lilly & Company	27,444	3,069,063
Johnson & Johnson	85,254	11,030,163

Wells Fargo Index Asset Allocation Fund  |  17

Portfolio of investments—September 30, 2019

	Shares	Value

Pharmaceuticals (continued)
Merck & Company Incorporated	82,708	$6,962,359
Mylan NV †	16,664	329,614
Nektar Therapeutics †	5,661	103,115
Perrigo Company plc	4,394	245,581
Pfizer Incorporated	178,671	6,419,649
Zoetis Incorporated	15,427	1,922,050

		34,544,479

Industrials: 5.60%

Aerospace & Defense: 1.63%
Arconic Incorporated	12,513	325,338
General Dynamics Corporation	7,557	1,380,891
Huntington Ingalls Industries Incorporated	1,335	282,740
L3Harris Technologies Incorporated	7,212	1,504,712
Lockheed Martin Corporation	8,027	3,131,012
Northrop Grumman Corporation	5,082	1,904,683
Raytheon Company	8,995	1,764,729
Textron Incorporated	7,433	363,920
The Boeing Company	17,268	6,569,956
TransDigm Group Incorporated	1,603	834,634
United Technologies Corporation	26,202	3,577,097

		21,639,712

Air Freight & Logistics: 0.35%
C.H. Robinson Worldwide Incorporated	4,372	370,658
Expeditors International of Washington Incorporated	5,514	409,635
FedEx Corporation	7,752	1,128,459
United Parcel Service Incorporated Class B	22,558	2,702,900

		4,611,652

Airlines: 0.24%
Alaska Air Group Incorporated	3,981	258,407
American Airlines Group Incorporated	12,802	345,270
Delta Air Lines Incorporated	18,693	1,076,717
Southwest Airlines Company	15,627	844,014
United Continental Holdings Incorporated †	7,137	630,982

		3,155,390

Building Products: 0.17%
A.O. Smith Corporation	4,468	213,168
Allegion plc	3,016	312,608
Fortune Brands Home & Security Incorporated	4,518	247,135
Johnson Controls International plc	25,703	1,128,105
Masco Corporation	9,350	389,708

		2,290,724

Commercial Services & Supplies: 0.26%
Cintas Corporation	2,681	718,776
Copart Incorporated †	6,512	523,109
Republic Services Incorporated	6,838	591,829
Rollins Incorporated	4,548	154,950
Waste Management Incorporated	12,608	1,449,920

		3,438,584

18  |  Wells Fargo Index Asset Allocation Fund

Portfolio of investments—September 30, 2019

	Shares	Value

Construction & Engineering: 0.04%
Jacobs Engineering Group Incorporated	4,376	$400,404
Quanta Services Incorporated	4,592	173,578

		573,982

Electrical Equipment: 0.28%
AMETEK Incorporated	7,376	677,264
Eaton Corporation plc	13,567	1,128,096
Emerson Electric Company	19,870	1,328,508
Rockwell Automation Incorporated	3,779	622,779

		3,756,647

Industrial Conglomerates: 0.80%
3M Company	18,583	3,055,045
General Electric Company	281,914	2,520,311
Honeywell International Incorporated	23,242	3,932,546
Roper Technologies Incorporated	3,359	1,197,819

		10,705,721

Machinery: 0.95%
Caterpillar Incorporated	18,173	2,295,432
Cummins Incorporated	5,096	828,966
Deere & Company	10,172	1,715,813
Dover Corporation	4,697	467,633
Flowserve Corporation	4,237	197,910
Fortive Corporation	9,537	653,857
IDEX Corporation	2,450	401,506
Illinois Tool Works Incorporated	9,508	1,487,907
Ingersoll-Rand plc	7,803	961,408
PACCAR Incorporated	11,189	783,342
Parker-Hannifin Corporation	4,148	749,170
Pentair plc	5,428	205,178
Snap-on Incorporated	1,783	279,111
Stanley Black & Decker Incorporated	4,901	707,753
Wabtec Corporation	5,882	422,681
Xylem Incorporated	5,815	462,990

		12,620,657

Professional Services: 0.20%
Equifax Incorporated	3,904	549,176
IHS Markit Limited †	12,957	866,564
Nielsen Holdings plc	11,489	244,141
Robert Half International Incorporated	3,797	211,341
Verisk Analytics Incorporated	5,281	835,137

		2,706,359

Road & Rail: 0.58%
CSX Corporation	25,783	1,785,988
J.B. Hunt Transport Services Incorporated	2,759	305,283
Kansas City Southern	3,249	432,149
Norfolk Southern Corporation	8,508	1,528,547
Union Pacific Corporation	22,758	3,686,341

		7,738,308

Wells Fargo Index Asset Allocation Fund  |  19

Portfolio of investments—September 30, 2019

	Shares	Value
Trading Companies & Distributors: 0.10%
Fastenal Company	18,523	$605,146
United Rentals Incorporated †	2,492	310,603
W.W. Grainger Incorporated	1,427	424,033

		1,339,782

Information Technology: 13.15%

Communications Equipment: 0.65%
Arista Networks Incorporated †	1,757	419,782
Cisco Systems Incorporated	137,137	6,775,939
F5 Networks Incorporated †	1,942	272,696
Juniper Networks Incorporated	11,171	276,482
Motorola Solutions Incorporated	5,347	911,182

		8,656,081

Electronic Equipment, Instruments & Components: 0.32%
Amphenol Corporation Class A	9,608	927,172
CDW Corporation of Delaware	4,674	576,024
Corning Incorporated	25,224	719,388
FLIR Systems Incorporated	4,380	230,344
IPG Photonics Corporation †	1,151	156,076
Keysight Technologies Incorporated †	6,059	589,238
TE Connectivity Limited	10,852	1,011,189

		4,209,431

IT Services: 3.31%
Accenture plc Class A	20,581	3,958,755
Akamai Technologies Incorporated †	5,329	486,964
Alliance Data Systems Corporation	1,323	169,516
Automatic Data Processing Incorporated	14,018	2,262,786
Broadridge Financial Solutions Incorporated	3,691	459,271
Cognizant Technology Solutions Corporation Class A	17,841	1,075,188
DXC Technology Company	8,461	249,600
Fidelity National Information Services Incorporated	19,816	2,630,772
Fiserv Incorporated †	18,439	1,910,096
FleetCor Technologies Incorporated †	2,796	801,837
Gartner Incorporated †	2,911	416,244
Global Payments Incorporated	9,692	1,541,028
International Business Machines Corporation	28,616	4,161,339
Jack Henry & Associates Incorporated	2,487	363,027
Leidos Holdings Incorporated	4,366	374,952
MasterCard Incorporated Class A	28,839	7,831,807
Paychex Incorporated	10,331	855,097
PayPal Holdings Incorporated †	38,011	3,937,559
The Western Union Company	13,693	317,267
VeriSign Incorporated †	3,364	634,551
Visa Incorporated Class A	55,786	9,595,750

		44,033,406

Semiconductors & Semiconductor Equipment: 2.35%
Advanced Micro Devices Incorporated †	35,066	1,016,563
Analog Devices Incorporated	11,933	1,333,274
Applied Materials Incorporated	29,840	1,489,016
Broadcom Incorporated	12,859	3,549,984
Intel Corporation	143,104	7,374,149

20  |  Wells Fargo Index Asset Allocation Fund

Portfolio of investments—September 30, 2019

	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
KLA-Tencor Corporation	5,144	$820,211
Lam Research Corporation	4,668	1,078,821
Maxim Integrated Products Incorporated	8,762	507,407
Microchip Technology Incorporated	7,689	714,385
Micron Technology Incorporated †	35,656	1,527,860
NVIDIA Corporation	19,672	3,424,305
Qorvo Incorporated †	3,804	282,029
QUALCOMM Incorporated	39,270	2,995,516
Skyworks Solutions Incorporated	5,546	439,521
Texas Instruments Incorporated	30,158	3,897,620
Xilinx Incorporated	8,159	782,448

		31,233,109

Software: 3.98%
Adobe Systems Incorporated †	15,681	4,331,876
Ansys Incorporated †	2,716	601,214
Autodesk Incorporated †	7,093	1,047,636
Cadence Design Systems Incorporated †	9,049	597,958
Citrix Systems Incorporated	3,974	383,570
Fortinet Incorporated †	4,584	351,868
Intuit Incorporated	8,400	2,233,896
Microsoft Corporation	246,649	34,291,601
Oracle Corporation	71,120	3,913,734
Salesforce.com Incorporated †	28,329	4,205,157
Symantec Corporation	18,367	434,012
Synopsys Incorporated †	4,854	666,212

		53,058,734

Technology Hardware, Storage & Peripherals: 2.54%
Apple Incorporated	137,225	30,734,283
Hewlett Packard Enterprise Company	42,175	639,795
HP Incorporated	47,870	905,700
NetApp Incorporated	7,685	403,539
Seagate Technology plc	7,647	411,332
Western Digital Corporation	9,562	570,278
Xerox Holdings Corporation	6,147	183,857

		33,848,784

Materials: 1.64%

Chemicals: 1.18%
Air Products & Chemicals Incorporated	7,117	1,578,978
Albemarle Corporation «	3,423	237,967
Celanese Corporation Series A	3,997	488,793
CF Industries Holdings Incorporated	7,052	346,958
Corteva Incorporated	24,191	677,348
Dow Incorporated	24,008	1,143,981
Dupont de Nemours Incorporated	24,081	1,717,216
Eastman Chemical Company	4,425	326,698
Ecolab Incorporated	8,086	1,601,351
FMC Corporation	4,213	369,396
International Flavors & Fragrances Incorporated «	3,449	423,158
Linde plc	17,463	3,382,932
LyondellBasell Industries NV Class A	8,338	746,001
PPG Industries Incorporated	7,632	904,468

Wells Fargo Index Asset Allocation Fund  |  21

Portfolio of investments—September 30, 2019

	Shares	Value

Chemicals (continued)
The Mosaic Company	11,468	$235,094
The Sherwin-Williams Company	2,652	1,458,255

		15,638,594

Construction Materials: 0.09%
Martin Marietta Materials Incorporated	2,016	552,586
Vulcan Materials Company	4,273	646,249

		1,198,835

Containers & Packaging: 0.22%
Amcor plc	52,477	511,651
Avery Dennison Corporation	2,719	308,797
Ball Corporation	10,725	780,887
International Paper Company	12,690	530,696
Packaging Corporation of America	3,057	324,348
Sealed Air Corporation	4,991	207,176
WestRock Company	8,312	302,972

		2,966,527

Metals & Mining: 0.15%
Freeport-McMoRan Incorporated	46,868	448,527
Newmont Goldcorp Corporation	26,485	1,004,311
Nucor Corporation	9,793	498,562

		1,951,400

Real Estate: 1.93%

Equity REITs: 1.89%
Alexandria Real Estate Equities Incorporated	3,663	564,249
American Tower Corporation	14,300	3,162,159
Apartment Investment & Management Company Class A	4,809	250,741
AvalonBay Communities Incorporated	4,511	971,354
Boston Properties Incorporated	4,643	602,011
Crown Castle International Corporation	13,430	1,866,904
Digital Realty Trust Incorporated	6,729	873,491
Duke Realty Corporation	11,676	396,634
Equinix Incorporated	2,739	1,579,855
Equity Residential	11,261	971,374
Essex Property Trust Incorporated	2,123	693,478
Extra Space Storage Incorporated	4,151	484,920
Federal Realty Investment Trust	2,251	306,451
HCP Incorporated	15,864	565,234
Host Hotels & Resorts Incorporated	23,578	407,664
Iron Mountain Incorporated	9,274	300,385
Kimco Realty Corporation	13,635	284,699
Mid-America Apartment Communities Incorporated	3,683	478,827
Prologis Incorporated	20,387	1,737,380
Public Storage Incorporated	4,850	1,189,560
Realty Income Corporation	10,280	788,270
Regency Centers Corporation	5,412	376,080
SBA Communications Corporation	3,653	880,921
Simon Property Group Incorporated	9,950	1,548,718
SL Green Realty Corporation	2,662	217,619
The Macerich Company «	3,559	112,429
UDR Incorporated	9,459	458,572

22  |  Wells Fargo Index Asset Allocation Fund

Portfolio of investments—September 30, 2019

	Shares	Value

Equity REITs (continued)
Ventas Incorporated	12,036	$878,989
Vornado Realty Trust	5,115	325,672
Welltower Incorporated	13,091	1,186,699
Weyerhaeuser Company	24,063	666,545

		25,127,884

Real Estate Management & Development: 0.04%
CBRE Group Incorporated Class A †	10,865	575,954

Utilities: 2.15%

Electric Utilities: 1.31%
Alliant Energy Corporation	7,672	413,751
American Electric Power Company Incorporated	15,951	1,494,449
Duke Energy Corporation	23,536	2,256,161
Edison International	11,568	872,459
Entergy Corporation	6,422	753,686
Evergy Incorporated	7,606	506,255
Eversource Energy	10,454	893,503
Exelon Corporation	31,385	1,516,209
FirstEnergy Corporation	17,443	841,276
NextEra Energy Incorporated	15,788	3,678,446
Pinnacle West Capital Corporation	3,627	352,073
PPL Corporation	23,331	734,693
The Southern Company	33,764	2,085,602
Xcel Energy Incorporated	16,939	1,099,172

		17,497,735

Gas Utilities: 0.03%
Atmos Energy Corporation	3,818	434,832

Independent Power & Renewable Electricity Producers: 0.05%
AES Corporation	21,444	350,395
NRG Energy Incorporated	8,172	323,611

		674,006

Multi-Utilities: 0.70%
Ameren Corporation	7,939	635,517
CenterPoint Energy Incorporated	16,223	489,610
CMS Energy Corporation	9,166	586,166
Consolidated Edison Incorporated	10,729	1,013,569
Dominion Energy Incorporated	26,550	2,151,612
DTE Energy Company	5,921	787,256
NiSource Incorporated	12,060	360,835
Public Service Enterprise Group Incorporated	16,334	1,014,015
Sempra Energy	8,868	1,309,005
WEC Energy Group Incorporated	10,190	969,069

		9,316,654

Water Utilities: 0.06%
American Water Works Company Incorporated	5,835	724,882

Total Common Stocks (Cost $341,783,865)		797,980,723

Wells Fargo Index Asset Allocation Fund  |  23

Portfolio of investments—September 30, 2019

	Interest rate	Maturity date	Principal	Value
Non-Agency Mortgage-Backed Securities: 0.00%
Citigroup Mortgage Loan Trust Incorporated Series 2004-HYB4 Class AA (1 Month LIBOR +0.33%) ±	2.35%	12-25-2034	$7,150	$6,973

Total Non-Agency Mortgage-Backed Securities (Cost $7,150)				6,973

U.S. Treasury Securities: 38.67%
U.S. Treasury Bond	1.63	8-15-2029	2,854,000	2,841,625
U.S. Treasury Bond	2.13	9-30-2024	1,844,000	1,892,837
U.S. Treasury Bond	2.13	11-30-2024	1,852,000	1,902,279
U.S. Treasury Bond	2.25	8-15-2046	2,681,000	2,751,376
U.S. Treasury Bond	2.25	8-15-2049	1,955,000	2,012,657
U.S. Treasury Bond	2.50	2-15-2045	2,860,000	3,079,863
U.S. Treasury Bond	2.50	2-15-2046	2,659,000	2,864,969
U.S. Treasury Bond	2.50	5-15-2046	2,643,000	2,848,658
U.S. Treasury Bond	2.75	8-15-2042	1,340,000	1,505,773
U.S. Treasury Bond	2.75	11-15-2042	1,781,000	1,999,938
U.S. Treasury Bond	2.75	8-15-2047	2,582,000	2,924,720
U.S. Treasury Bond	2.75	11-15-2047	2,602,000	2,949,509
U.S. Treasury Bond	2.88	5-15-2028	4,464,000	4,900,286
U.S. Treasury Bond	2.88	5-15-2043	2,534,000	2,907,270
U.S. Treasury Bond	2.88	8-15-2045	2,862,000	3,300,467
U.S. Treasury Bond	2.88	11-15-2046	2,645,000	3,062,827
U.S. Treasury Bond	2.88	5-15-2049	2,856,000	3,333,711
U.S. Treasury Bond	3.00	5-15-2042	904,000	1,057,821
U.S. Treasury Bond	3.00	11-15-2044	2,772,000	3,258,291
U.S. Treasury Bond	3.00	5-15-2045	2,864,000	3,374,486
U.S. Treasury Bond	3.00	11-15-2045	2,835,000	3,346,407
U.S. Treasury Bond	3.00	2-15-2047	2,651,000	3,144,956
U.S. Treasury Bond	3.00	5-15-2047	2,626,000	3,114,067
U.S. Treasury Bond	3.00	2-15-2048	2,812,000	3,341,447
U.S. Treasury Bond	3.00	8-15-2048	2,099,000	2,498,138
U.S. Treasury Bond	3.00	2-15-2049	3,006,000	3,587,003
U.S. Treasury Bond	3.13	11-15-2041	846,000	1,008,921
U.S. Treasury Bond	3.13	2-15-2042	1,066,000	1,271,788
U.S. Treasury Bond	3.13	2-15-2043	1,783,000	2,127,969
U.S. Treasury Bond	3.13	8-15-2044	2,827,000	3,389,750
U.S. Treasury Bond	3.13	5-15-2048	2,895,000	3,521,609
U.S. Treasury Bond	3.38	5-15-2044	2,936,000	3,659,793
U.S. Treasury Bond	3.38	11-15-2048	3,002,000	3,828,019
U.S. Treasury Bond	3.50	2-15-2039	731,000	916,291
U.S. Treasury Bond	3.63	8-15-2043	2,200,000	2,839,375
U.S. Treasury Bond	3.63	2-15-2044	2,898,000	3,749,061
U.S. Treasury Bond	3.75	8-15-2041	929,000	1,211,510
U.S. Treasury Bond	3.75	11-15-2043	2,870,000	3,777,750
U.S. Treasury Bond	3.88	8-15-2040	946,000	1,251,418
U.S. Treasury Bond	4.25	5-15-2039	681,000	938,583
U.S. Treasury Bond	4.25	11-15-2040	977,000	1,356,809
U.S. Treasury Bond	4.38	2-15-2038	381,000	528,697
U.S. Treasury Bond	4.38	11-15-2039	757,000	1,062,609
U.S. Treasury Bond	4.38	5-15-2040	1,078,000	1,517,201
U.S. Treasury Bond	4.38	5-15-2041	842,000	1,190,970
U.S. Treasury Bond	4.50	2-15-2036	837,000	1,154,275
U.S. Treasury Bond	4.50	5-15-2038	428,000	603,647
U.S. Treasury Bond	4.50	8-15-2039	721,000	1,026,101
U.S. Treasury Bond	4.63	2-15-2040	1,276,000	1,848,156
U.S. Treasury Bond	4.75	2-15-2037	264,000	378,541

24  |  Wells Fargo Index Asset Allocation Fund

Portfolio of investments—September 30, 2019

	Interest rate	Maturity date	Principal	Value
U.S. Treasury Securities (continued)
U.S. Treasury Bond	4.75%	2-15-2041	$1,084,000	$1,603,643
U.S. Treasury Bond	5.00	5-15-2037	375,000	553,389
U.S. Treasury Bond	5.25	11-15-2028	479,000	624,066
U.S. Treasury Bond	5.25	2-15-2029	349,000	457,326
U.S. Treasury Bond	5.38	2-15-2031	752,000	1,036,908
U.S. Treasury Bond	5.50	8-15-2028	369,000	485,898
U.S. Treasury Bond	6.13	11-15-2027	525,000	703,808
U.S. Treasury Bond	6.13	8-15-2029	293,000	411,242
U.S. Treasury Bond	6.25	5-15-2030	478,000	689,608
U.S. Treasury Bond	6.38	8-15-2027	224,000	302,330
U.S. Treasury Bond	6.88	8-15-2025	224,000	290,080
U.S. Treasury Note	1.88	6-30-2026	1,825,000	1,855,084
U.S. Treasury Note	2.38	3-15-2022	2,243,000	2,285,845
U.S. Treasury Note	2.38	4-30-2026	1,812,000	1,897,433
U.S. Treasury Note	2.63	12-15-2021	2,277,000	2,327,076
U.S. Treasury Note	2.63	12-31-2025	1,914,000	2,028,765
U.S. Treasury Note	2.88	9-30-2023	2,444,000	2,567,059
U.S. Treasury Note	2.88	11-30-2025	1,880,000	2,018,944
U.S. Treasury Note	1.13	2-28-2021	3,264,000	3,235,185
U.S. Treasury Note	1.13	6-30-2021	3,343,000	3,309,831
U.S. Treasury Note	1.13	7-31-2021	2,232,000	2,209,767
U.S. Treasury Note	1.13	8-31-2021	2,233,000	2,210,321
U.S. Treasury Note	1.13	9-30-2021	2,188,000	2,165,351
U.S. Treasury Note	1.25	3-31-2021	3,250,000	3,226,641
U.S. Treasury Note	1.25	10-31-2021	2,188,000	2,170,137
U.S. Treasury Note	1.25	7-31-2023	1,829,000	1,807,066
U.S. Treasury Note	1.25	8-31-2024	1,400,000	1,380,586
U.S. Treasury Note	1.38	9-15-2020	1,598,000	1,592,070
U.S. Treasury Note	1.38	9-30-2020	3,356,000	3,341,449
U.S. Treasury Note	1.38	10-31-2020	3,178,000	3,163,227
U.S. Treasury Note	1.38	1-31-2021	3,192,000	3,175,292
U.S. Treasury Note	1.38	4-30-2021	3,245,000	3,227,254
U.S. Treasury Note	1.38	5-31-2021	3,248,000	3,229,730
U.S. Treasury Note	1.38	6-30-2023	1,733,000	1,720,409
U.S. Treasury Note	1.38	8-31-2023	1,817,000	1,803,940
U.S. Treasury Note	1.38	9-30-2023	1,778,000	1,765,082
U.S. Treasury Note	1.38	8-31-2026	1,787,000	1,758,310
U.S. Treasury Note	1.50	1-31-2022	1,625,000	1,620,620
U.S. Treasury Note	1.50	2-28-2023	1,635,000	1,630,849
U.S. Treasury Note	1.50	3-31-2023	1,679,000	1,675,262
U.S. Treasury Note	1.50	8-15-2026	4,143,000	4,109,985
U.S. Treasury Note	1.63	10-15-2020	1,591,000	1,587,893
U.S. Treasury Note	1.63	11-30-2020	2,166,000	2,161,431
U.S. Treasury Note	1.63	8-15-2022	1,250,000	1,251,709
U.S. Treasury Note	1.63	8-31-2022	2,373,000	2,375,132
U.S. Treasury Note	1.63	11-15-2022	2,108,000	2,111,129
U.S. Treasury Note	1.63	4-30-2023	1,711,000	1,713,473
U.S. Treasury Note	1.63	5-31-2023	1,714,000	1,717,482
U.S. Treasury Note	1.63	10-31-2023	1,824,000	1,828,204
U.S. Treasury Note	1.63	2-15-2026	4,269,000	4,270,834
U.S. Treasury Note	1.63	5-15-2026	4,111,000	4,113,088
U.S. Treasury Note	1.75	10-31-2020	1,585,000	1,583,947
U.S. Treasury Note	1.75	11-15-2020	1,588,000	1,586,883
U.S. Treasury Note	1.75	12-31-2020	3,353,000	3,350,904
U.S. Treasury Note	1.75	11-30-2021	2,003,000	2,007,460

Wells Fargo Index Asset Allocation Fund  |  25

Portfolio of investments—September 30, 2019

	Interest rate	Maturity date	Principal	Value
U.S. Treasury Securities (continued)
U.S. Treasury Note	1.75%	2-28-2022	$1,637,000	$1,642,180
U.S. Treasury Note	1.75	3-31-2022	1,640,000	1,646,214
U.S. Treasury Note	1.75	4-30-2022	1,612,000	1,618,234
U.S. Treasury Note	1.75	5-15-2022	1,448,000	1,453,939
U.S. Treasury Note	1.75	5-31-2022	2,343,000	2,351,969
U.S. Treasury Note	1.75	6-30-2022	2,347,000	2,357,635
U.S. Treasury Note	1.75	9-30-2022	1,771,000	1,779,993
U.S. Treasury Note	1.75	1-31-2023	1,684,000	1,693,012
U.S. Treasury Note	1.75	5-15-2023	3,117,000	3,135,385
U.S. Treasury Note	1.88	12-15-2020	1,619,000	1,620,455
U.S. Treasury Note	1.88	11-30-2021	1,649,000	1,657,631
U.S. Treasury Note	1.88	1-31-2022	2,358,000	2,370,987
U.S. Treasury Note	1.88	2-28-2022	2,348,000	2,361,758
U.S. Treasury Note	1.88	3-31-2022	2,371,000	2,387,208
U.S. Treasury Note	1.88	4-30-2022	2,376,000	2,392,057
U.S. Treasury Note	1.88	5-31-2022	1,795,000	1,808,252
U.S. Treasury Note	1.88	7-31-2022	2,337,000	2,354,710
U.S. Treasury Note	1.88	8-31-2022	1,754,000	1,768,799
U.S. Treasury Note	1.88	9-30-2022	2,248,000	2,268,021
U.S. Treasury Note	1.88	10-31-2022	1,650,000	1,664,631
U.S. Treasury Note	1.88	8-31-2024	1,968,000	1,997,213
U.S. Treasury Note	1.88	7-31-2026	1,828,000	1,858,133
U.S. Treasury Note	2.00	9-30-2020	2,093,000	2,096,761
U.S. Treasury Note	2.00	11-30-2020	2,266,000	2,270,868
U.S. Treasury Note	2.00	1-15-2021	1,617,000	1,621,358
U.S. Treasury Note	2.00	2-28-2021	2,421,000	2,429,417
U.S. Treasury Note	2.00	5-31-2021	1,559,000	1,566,186
U.S. Treasury Note	2.00	8-31-2021	1,641,000	1,651,128
U.S. Treasury Note	2.00	10-31-2021	1,649,000	1,660,530
U.S. Treasury Note	2.00	11-15-2021	2,485,000	2,503,735
U.S. Treasury Note	2.00	12-31-2021	2,300,000	2,318,688
U.S. Treasury Note	2.00	2-15-2022	1,679,000	1,694,413
U.S. Treasury Note	2.00	7-31-2022	1,778,000	1,798,697
U.S. Treasury Note	2.00	10-31-2022	2,238,000	2,265,713
U.S. Treasury Note	2.00	11-30-2022	4,261,000	4,315,095
U.S. Treasury Note	2.00	2-15-2023	3,077,000	3,119,309
U.S. Treasury Note	2.00	4-30-2024	1,930,000	1,967,017
U.S. Treasury Note	2.00	5-31-2024	1,934,000	1,972,907
U.S. Treasury Note	2.00	6-30-2024	1,939,000	1,976,871
U.S. Treasury Note	2.00	2-15-2025	4,486,000	4,580,977
U.S. Treasury Note	2.00	8-15-2025	4,495,000	4,595,084
U.S. Treasury Note	2.00	11-15-2026	4,255,000	4,363,536
U.S. Treasury Note	2.13	1-31-2021	1,409,000	1,415,385
U.S. Treasury Note	2.13	6-30-2021	1,516,000	1,527,192
U.S. Treasury Note	2.13	8-15-2021	2,440,000	2,459,634
U.S. Treasury Note	2.13	9-30-2021	1,633,000	1,647,990
U.S. Treasury Note	2.13	12-31-2021	1,626,000	1,643,721
U.S. Treasury Note	2.13	6-30-2022	1,615,000	1,638,468
U.S. Treasury Note	2.13	12-31-2022	4,298,000	4,371,872
U.S. Treasury Note	2.13	11-30-2023	1,638,000	1,674,087
U.S. Treasury Note	2.13	2-29-2024	1,960,000	2,006,703
U.S. Treasury Note	2.13	3-31-2024	1,961,000	2,008,646
U.S. Treasury Note	2.13	7-31-2024	1,927,000	1,976,680
U.S. Treasury Note	2.13	5-15-2025	4,466,000	4,592,827
U.S. Treasury Note	2.13	5-31-2026	1,793,000	1,850,082

26  |  Wells Fargo Index Asset Allocation Fund

Portfolio of investments—September 30, 2019

	Interest rate	Maturity date	Principal	Value
U.S. Treasury Securities (continued)
U.S. Treasury Note	2.25%	2-15-2021	$1,767,000	$1,778,458
U.S. Treasury Note	2.25	3-31-2021	1,440,000	1,450,575
U.S. Treasury Note	2.25	4-30-2021	1,514,000	1,526,124
U.S. Treasury Note	2.25	7-31-2021	2,618,000	2,644,282
U.S. Treasury Note	2.25	12-31-2023	1,886,000	1,938,454
U.S. Treasury Note	2.25	1-31-2024	1,914,000	1,968,429
U.S. Treasury Note	2.25	10-31-2024	1,882,000	1,943,974
U.S. Treasury Note	2.25	11-15-2024	4,492,000	4,640,096
U.S. Treasury Note	2.25	12-31-2024	1,911,000	1,975,571
U.S. Treasury Note	2.25	11-15-2025	4,512,000	4,679,438
U.S. Treasury Note	2.25	3-31-2026	1,872,000	1,945,198
U.S. Treasury Note	2.25	2-15-2027	4,295,000	4,481,061
U.S. Treasury Note	2.25	8-15-2027	4,252,000	4,445,333
U.S. Treasury Note	2.25	11-15-2027	4,284,000	4,481,633
U.S. Treasury Note	2.38	12-31-2020	1,317,000	1,326,363
U.S. Treasury Note	2.38	1-31-2023	2,325,000	2,384,124
U.S. Treasury Note	2.38	2-29-2024	2,440,000	2,524,733
U.S. Treasury Note	2.38	8-15-2024	4,465,000	4,632,438
U.S. Treasury Note	2.38	5-15-2027	4,355,000	4,588,911
U.S. Treasury Note	2.38	5-15-2029	4,253,000	4,517,650
U.S. Treasury Note	2.50	1-15-2022	2,241,000	2,284,419
U.S. Treasury Note	2.50	2-15-2022	2,245,000	2,290,514
U.S. Treasury Note	2.50	3-31-2023	2,278,000	2,349,899
U.S. Treasury Note	2.50	8-15-2023	2,662,000	2,754,754
U.S. Treasury Note	2.50	1-31-2024	2,422,000	2,515,947
U.S. Treasury Note	2.50	5-15-2024	4,360,000	4,540,191
U.S. Treasury Note	2.50	1-31-2025	1,936,000	2,027,053
U.S. Treasury Note	2.50	2-28-2026	1,888,000	1,989,406
U.S. Treasury Note	2.63	11-15-2020	5,315,000	5,362,337
U.S. Treasury Note	2.63	6-15-2021	1,885,000	1,913,790
U.S. Treasury Note	2.63	2-28-2023	2,359,000	2,440,644
U.S. Treasury Note	2.63	6-30-2023	2,304,000	2,392,020
U.S. Treasury Note	2.63	12-31-2023	2,404,000	2,507,954
U.S. Treasury Note	2.63	3-31-2025	1,884,000	1,986,148
U.S. Treasury Note	2.63	1-31-2026	1,869,000	1,982,308
U.S. Treasury Note	2.63	2-15-2029	4,451,000	4,818,555
U.S. Treasury Note	2.75	4-30-2023	2,279,000	2,371,584
U.S. Treasury Note	2.75	5-31-2023	2,334,000	2,431,098
U.S. Treasury Note	2.75	7-31-2023	2,347,000	2,449,131
U.S. Treasury Note	2.75	8-31-2023	2,402,000	2,509,339
U.S. Treasury Note	2.75	11-15-2023	3,936,000	4,120,193
U.S. Treasury Note	2.75	2-15-2024	3,410,000	3,579,701
U.S. Treasury Note	2.75	2-28-2025	1,955,000	2,072,911
U.S. Treasury Note	2.75	6-30-2025	1,959,000	2,082,203
U.S. Treasury Note	2.75	8-31-2025	2,020,000	2,150,038
U.S. Treasury Note	2.75	2-15-2028	3,068,000	3,331,417
U.S. Treasury Note	2.88	10-31-2023	2,318,000	2,437,160
U.S. Treasury Note	2.88	11-30-2023	2,370,000	2,494,240
U.S. Treasury Note	2.88	4-30-2025	1,884,000	2,012,642
U.S. Treasury Note	2.88	5-31-2025	1,939,000	2,072,761
U.S. Treasury Note	2.88	7-31-2025	1,949,000	2,086,800
U.S. Treasury Note	2.88	8-15-2028	3,133,000	3,445,443
U.S. Treasury Note	3.00	9-30-2025	1,994,000	2,152,196
U.S. Treasury Note	3.00	10-31-2025	1,814,000	1,959,758
U.S. Treasury Note	3.13	5-15-2021	1,657,000	1,693,506
U.S. Treasury Note	3.13	11-15-2028	4,425,000	4,969,137

Wells Fargo Index Asset Allocation Fund  |  27

Portfolio of investments—September 30, 2019

	Interest rate	Maturity date	Principal	Value
U.S. Treasury Securities (continued)
U.S. Treasury Note	3.63%	2-15-2021	$2,765,000	$2,834,773
U.S. Treasury Note	6.00	2-15-2026	445,000	563,116
U.S. Treasury Note	6.25	8-15-2023	378,000	444,283
U.S. Treasury Note	6.50	11-15-2026	296,000	393,033
U.S. Treasury Note	6.63	2-15-2027	215,000	289,435
U.S. Treasury Note	6.75	8-15-2026	221,000	294,767
U.S. Treasury Note	7.13	2-15-2023	260,000	307,206
U.S. Treasury Note	7.25	8-15-2022	261,000	302,250
U.S. Treasury Note	7.50	11-15-2024	240,000	309,928
U.S. Treasury Note	7.63	11-15-2022	140,000	165,665
U.S. Treasury Note	7.63	2-15-2025	216,000	283,002
U.S. Treasury Note	7.88	2-15-2021	180,000	194,822
U.S. Treasury Note	8.00	11-15-2021	511,000	578,069
U.S. Treasury Note	8.13	5-15-2021	181,000	199,425
U.S. Treasury Note	8.13	8-15-2021	175,000	195,624

Total U.S. Treasury Securities (Cost $487,865,001)				514,862,094

	Yield		Shares
Short-Term Investments: 1.28%

Investment Companies: 0.99%
Securities Lending Cash Investments LLC (l)(r)(u)	2.11		819,291	819,373
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.88		12,325,531	12,325,531

				13,144,904

			Principal
U.S. Treasury Securities: 0.29%
U.S. Treasury Bill (z)#	1.87	11-7-2019	$3,937,000	3,930,047

Total Short-Term Investments (Cost $17,074,153)				17,074,951

Total investments in securities (Cost $846,765,115)	99.89%	1,329,966,507

Other assets and liabilities, net	0.11	1,480,612

Total net assets	100.00%	$1,331,447,119

†	Non-income-earning security
«	All or a portion of this security is on loan.
(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
±	Variable rate investment. The rate shown is the rate in effect at period end.
(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
(u)	The rate represents the 7-day annualized yield at period end.
(z)	Zero coupon security. The rate represents the current yield to maturity.
#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

Abbreviations:

FNMA	Federal National Mortgage Association
LIBOR	London Interbank Offered Rate
REIT	Real estate investment trust

28  |  Wells Fargo Index Asset Allocation Fund

Portfolio of investments—September 30, 2019

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Long

10-Year U.S. Treasury Notes	1,370	12-19-2019	$179,927,786	$178,528,125	$0	$(1,399,661)

5-Year U.S. Treasury Notes	103	12-31-2019	12,264,678	12,272,289	7,611	0

Short

S&P 500 E-Mini Index	(203)	12-20-2019	(30,591,055)	(30,231,775)	359,280	0

					$366,891	$(1,399,661)

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets

Common Stocks
Financials
Banks
Wells Fargo & Company	140,237	8,628	19,344	129,521	$17,122	$(322,401)	$248,333		$6,533,039	0.49%

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	1,344,731	26,894,824	27,420,264	819,291	265	(98)	30,068	#	819,373
Wells Fargo Government Money Market Fund Select Class	15,043,298	170,563,792	173,281,559	12,325,531	0	0	353,216		12,325,531	0.99

					$17,387	$(322,499)	$631,617		$19,677,943	1.48%

#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Asset Allocation Fund  |  29

Statement of assets and liabilities—September 30, 2019

Assets
Investments in unaffiliated securities (including $811,635 of securities loaned), at value (cost $829,817,926)	$1,310,288,564
Investments in affiliated securities, at value (cost $16,947,189)	19,677,943
Cash	13,538
Receivable for investments sold	23,456,546
Receivable for Fund shares sold	621,172
Receivable for dividends and interest	3,426,696
Receivable for securities lending income, net	334
Prepaid expenses and other assets	497,387

Total assets	1,357,982,180

Liabilities
Payable for investments purchased	23,445,446
Payable for daily variation margin on open futures contracts	260,773
Payable for Fund shares redeemed	875,355
Payable upon receipt of securities loaned	818,875
Management fee payable	616,443
Administration fees payable	206,755
Distribution fee payable	88,851
Trustees’ fees and expenses payable	2,083
Accrued expenses and other liabilities	220,480

Total liabilities	26,535,061

Total net assets	$1,331,447,119

Net assets consist of
Paid-in capital	$860,142,438
Total distributable earnings	471,304,681

Total net assets	$1,331,447,119

Computation of net asset value and offering price per share
Net assets – Class A	$834,288,684
Shares outstanding – Class A1	23,748,400
Net asset value per share – Class A	$35.13
Maximum offering price per share – Class A2	$37.27
Net assets – Class C	$144,264,086
Shares outstanding – Class C1	6,754,289
Net asset value per share – Class C	$21.36
Net assets – Administrator Class	$229,390,014
Shares outstanding – Administrator Class[1]	6,528,464
Net asset value per share – Administrator Class	$35.14
Net assets – Institutional Class	$123,504,335
Shares outstanding – Institutional Class[1]	3,519,376
Net asset value per share – Institutional Class	$35.09

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

30  |  Wells Fargo Index Asset Allocation Fund

Statement of operations—year ended September 30, 2019

Investment income
Dividends	$15,280,190
Interest	10,607,057
Income from affiliated securities	633,609

Total investment income	26,520,856

Expenses
Management fee	7,795,905
Administration fees
Class A	1,694,986
Class C	301,187
Administrator Class	280,555
Institutional Class	149,115
Shareholder servicing fees
Class A	2,017,841
Class C	358,555
Administrator Class	538,762
Distribution fee
Class C	1,075,565
Custody and accounting fees	99,999
Professional fees	51,001
Registration fees	106,533
Shareholder report expenses	119,365
Trustees’ fees and expenses	21,652
Other fees and expenses	141,004

Total expenses	14,752,025
Less: Fee waivers and/or expense reimbursements
Fund-level	(392,658)
Class C	(158)
Administrator Class	(215,206)
Institutional Class	(182)

Net expenses	14,143,821

Net investment income	12,377,035

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	14,769,744
Affiliated securities	17,387
Futures contracts	(1,894,119)

Net realized gains on investments	12,893,012

Net change in unrealized gains (losses) on
Unaffiliated securities	45,941,777
Affiiliated securities	(322,499)
Futures contracts	(1,714,198)

Net change in unrealized gains (losses) on investments	43,905,080

Net realized and unrealized gains (losses) on investments	56,798,092

Net increase in net assets resulting from operations	$69,175,127

The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Asset Allocation Fund  |  31

Statement of changes in net assets

	Year ended September 30, 2019		Year ended September 30, 2018

Operations
Net investment income		$12,377,035		$9,894,627
Net realized gains on investments		12,893,012		39,659,948
Net change in unrealized gains (losses) on investments		43,905,080		71,110,422

Net increase in net assets resulting from operations		69,175,127		120,664,997

Distributions to shareholders from net investment income and net realized gains
Class A		(30,578,240)		(11,409,252)
Class C		(4,678,185)		(919,168)
Administrator Class		(8,535,707)		(3,520,207)
Institutional Class		(4,671,806)		(1,662,226)

Total distributions to shareholders		(48,463,938)		(17,510,853)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,611,898	53,557,954	868,341	29,002,760
Class C	1,502,173	30,141,540	1,103,845	22,374,800
Administrator Class	1,697,812	56,951,283	1,794,727	59,667,463
Institutional Class	1,028,853	34,231,892	2,309,266	76,336,619

		174,882,669		187,381,642

Reinvestment of distributions
Class A	923,477	29,806,219	335,827	11,110,101
Class C	218,202	4,231,633	41,176	823,476
Administrator Class	262,175	8,483,181	105,701	3,497,234
Institutional Class	94,639	3,065,617	33,425	1,106,808

		45,586,650		16,537,619

Payment for shares redeemed
Class A	(2,768,227)	(92,564,816)	(2,943,621)	(97,771,815)
Class C	(2,243,406)	(45,218,687)	(1,723,765)	(34,885,653)
Administrator Class	(1,685,138)	(56,224,079)	(4,039,923)	(133,486,696)
Institutional Class	(800,255)	(26,710,901)	(1,057,098)	(35,104,912)

		(220,718,483)		(301,249,076)

Net decrease in net assets resulting from capital share transactions		(249,164)		(97,329,815)

Total increase in net assets		20,462,025		5,824,329

Net assets
Beginning of period		1,310,985,094		1,305,160,765

End of period		$1,331,447,119		$1,310,985,094

The accompanying notes are an integral part of these financial statements.

32  |  Wells Fargo Index Asset Allocation Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS A	2019	2018	2017	2016	2015
Net asset value, beginning of period	$34.63	$31.99	$29.61	$28.72	$28.20
Net investment income	0.33	0.27	0.25	0.22	0.27
Net realized and unrealized gains (losses) on investments	1.46	2.83	2.67	2.45	0.76

Total from investment operations	1.79	3.10	2.92	2.67	1.03
Distributions to shareholders from
Net investment income	(0.33)	(0.27)	(0.27)	(0.21)	(0.22)
Net realized gains	(0.96)	(0.19)	(0.27)	(1.57)	(0.29)

Total distributions to shareholders	(1.29)	(0.46)	(0.54)	(1.78)	(0.51)
Net asset value, end of period	$35.13	$34.63	$31.99	$29.61	$28.72
Total return[1]	5.54%	9.76%	9.99%	9.68%	3.62%
Ratios to average net assets (annualized)
Gross expenses	1.11%	1.08%	1.09%	1.10%	1.22%
Net expenses	1.08%	1.07%	1.09%	1.10%	1.15%
Net investment income	0.99%	0.80%	0.79%	0.79%	0.90%
Supplemental data
Portfolio turnover rate	14%	9%	9%	8%	43%
Net assets, end of period (000s omitted)	$834,289	$830,487	$822,769	$828,421	$736,276

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Asset Allocation Fund  |  33

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS C	2019	2018	2017	2016	2015
Net asset value, beginning of period	$21.07	$19.45	$17.99	$17.47	$17.20
Net investment income	0.05	0.01	0.01	0.01 [1]	0.05
Net realized and unrealized gains (losses) on investments	0.88	1.73	1.62	1.48	0.45

Total from investment operations	0.93	1.74	1.63	1.49	0.50
Distributions to shareholders from
Net investment income	(0.06)	(0.00)[2]	(0.01)	(0.02)	(0.05)
Net realized gains	(0.58)	(0.12)	(0.16)	(0.95)	(0.18)

Total distributions to shareholders	(0.64)	(0.12)	(0.17)	(0.97)	(0.23)
Net asset value, end of period	$21.36	$21.07	$19.45	$17.99	$17.47
Total return[3]	4.75%	8.97%	9.14%	8.86%	2.86%
Ratios to average net assets (annualized)
Gross expenses	1.86%	1.83%	1.84%	1.85%	1.98%
Net expenses	1.83%	1.82%	1.84%	1.85%	1.90%
Net investment income	0.24%	0.05%	0.04%	0.03%	0.10%
Supplemental data
Portfolio turnover rate	14%	9%	9%	8%	43%
Net assets, end of period (000s omitted)	$144,264	$153,322	$152,820	$136,881	$62,019

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

[3]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

34  |  Wells Fargo Index Asset Allocation Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
ADMINISTRATOR CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$34.64	$31.99	$29.63	$28.75	$28.21
Net investment income	0.39	0.32	0.30	0.28	0.35
Net realized and unrealized gains (losses) on investments	1.46	2.84	2.68	2.45	0.76

Total from investment operations	1.85	3.16	2.98	2.73	1.11
Distributions to shareholders from
Net investment income	(0.39)	(0.32)	(0.35)	(0.28)	(0.28)
Net realized gains	(0.96)	(0.19)	(0.27)	(1.57)	(0.29)

Total distributions to shareholders	(1.35)	(0.51)	(0.62)	(1.85)	(0.57)
Net asset value, end of period	$35.14	$34.64	$31.99	$29.63	$28.75
Total return	5.73%	9.94%	10.20%	9.91%	3.89%
Ratios to average net assets (annualized)
Gross expenses	1.03%	1.00%	0.99%	1.02%	1.09%
Net expenses	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income	1.17%	0.97%	0.96%	0.98%	1.12%
Supplemental data
Portfolio turnover rate	14%	9%	9%	8%	43%
Net assets, end of period (000s omitted)	$229,390	$216,611	$268,512	$206,908	$85,380

The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Asset Allocation Fund  |  35

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
INSTITUTIONAL CLASS	2019	2018	2017[1]
Net asset value, beginning of period	$34.59	$31.96	$29.27
Net investment income	0.44	0.39	0.35
Net realized and unrealized gains (losses) on investments	1.46	2.81	3.03

Total from investment operations	1.90	3.20	3.38
Distributions to shareholders from
Net investment income	(0.44)	(0.38)	(0.42)
Net realized gains	(0.96)	(0.19)	(0.27)

Total distributions to shareholders	(1.40)	(0.57)	(0.69)
Net asset value, end of period	$35.09	$34.59	$31.96
Total return[2]	5.89%	10.11%	11.70%
Ratios to average net assets (annualized)
Gross expenses	0.78%	0.75%	0.74%
Net expenses	0.75%	0.74%	0.74%
Net investment income	1.32%	1.13%	1.08%
Supplemental data
Portfolio turnover rate	14%	9%	9%
Net assets, end of period (000s omitted)	$123,504	$110,566	$61,060

[1]	For the period from October 31, 2016 (commencement of class operations) to September 30, 2017

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

36  |  Wells Fargo Index Asset Allocation Fund

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Index Asset Allocation Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allows the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.

Wells Fargo Index Asset Allocation Fund  |  37

Notes to financial statements

Futures contracts

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and security values and is subject to interest rate risk and equity price risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income quarterly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of September 30, 2019, the aggregate cost of all investments for federal income tax purposes was $870,064,436 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$474,432,962

Gross unrealized losses	(15,563,661)

Net unrealized gains	$458,869,301

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

38  |  Wells Fargo Index Asset Allocation Fund

Notes to financial statements

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Agency securities	$0	$41,766	$0	$41,766

Common stocks

Communication services	82,690,701	0	0	82,690,701

Consumer discretionary	80,689,814	0	0	80,689,814

Consumer staples	60,633,188	0	0	60,633,188

Energy	36,008,298	0	0	36,008,298

Financials	103,271,630	0	0	103,271,630

Health care	108,962,726	0	0	108,962,726

Industrials	74,577,518	0	0	74,577,518

Information technology	175,039,545	0	0	175,039,545

Materials	21,755,356			21,755,356

Real estate	25,703,838	0	0	25,703,838

Utilities	28,648,109	0	0	28,648,109

Non-agency mortgage-backed securities	0	6,973	0	6,973

U.S. Treasury securities	514,862,094	0	0	514,862,094

Short-term investments

Investment companies	13,144,904	0	0	13,144,904

U.S. Treasury securities	3,930,047	0		3,930,047

	1,329,917,768	48,739	0	1,329,966,507

Futures contracts	366,891	0	0	366,891

Total assets	$1,330,284,659	$48,739	$0	$1,330,333,398

Liabilities

Futures contracts	$1,399,661	$0	$0	$1,399,661

Total liabilities	$1,399,661	$0	$0	$1,399,661

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.

For the year ended September 30, 2019, the Fund did not have any transfers into/out of Level 3.

Wells Fargo Index Asset Allocation Fund  |  39

Notes to financial statements

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.650%

Next $500 million	0.600

Next $2 billion	0.550

Next $2 billion	0.525

Next $5 billion	0.490

Over $10 billion	0.480

For the year ended September 30, 2019, the management fee was equivalent to an annual rate of 0.61% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.15% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Administrator Class, Institutional Class	0.13

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through January 31, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.08% for Class A shares, 1.83% for Class C shares, 0.90% for Administrator Class shares and 0.75% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended September 30, 2019, Funds

40  |  Wells Fargo Index Asset Allocation Fund

Notes to financial statements

Distributor received $53,209 from the sale of Class A shares and $130 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended September 30, 2019.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2019 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$115,117,268	$63,469,384	$131,144,931	$73,834,176

6. SECURITIES LENDING TRANSACTIONS

The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of September 30, 2019, the Fund had securities lending transactions with the following counterparties which are subject to offset:

Counterparty	Value of securities on loan	Collateral received[1]	Net amount

Credit Suisse Securities (USA) LLC	$107,744	$(107,744)	$0

JPMorgan Securities LLC	602,803	(602,803)	0

Morgan Stanley & Co. LLC	101,088	(101,088)	0

[1]	Collateral received within this table is limited to the collateral for the net transaction with the counterparty.

7. DERIVATIVE TRANSACTIONS

During the year ended September 30, 2019, the Fund entered into futures contracts to manage the duration of the portfolio and to gain market exposure to certain asset classes by implementing tactical asset allocation shifts. The Fund had an average notional amount of $66,079,518 in long futures contracts and $34,813,911 in short futures contracts during the year ended September 30, 2019.

A summary of the location of derivative instruments on the financial statements by primary risk exposure is outlined following tables.

Wells Fargo Index Asset Allocation Fund  |  41

Notes to financial statements

The fair value of derivative instruments as of September 30, 2019 by risk type was as follows for the Fund:

	Asset derivatives			Liability derivatives

	Statement of Assets and Liabilities location	Fair value		Statement of Assets and Liabilities location	Fair value

Equity risk	Unrealized gains on futures contracts	$359,280	*	Unrealized losses on futures contracts	$0	*

Interest rate risk	Unrealized gains on futures contracts	7,611	*	Unrealized losses on futures contracts	1,399,661	*

		$366,891			$1,399,661

*

Amount represents cumulative unrealized gains (losses) as reported in the table following the Portfolio of Investments. Only the current day’s variation margin as of September 30, 2019 is reported separately on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2019 was as follows for the Fund:

	Amount of realized losses on derivatives	Change in unrealized gains (losses) on derivatives

Equity risk	$(303,323)	$228,311

Interest rate risk	(1,590,796)	(1,942,509)

	$(1,894,119)	$(1,714,198)

8. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended September 30, 2019, there were no borrowings by the Fund under the agreement.

9. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended September 30, 2019 and September 30, 2018 were as follows:

	Year ended September 30

	2019	2018

Ordinary income	$16,601,787	$12,497,380

Long-term capital gain	31,862,151	5,013,473

As of September 30, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains

$1,827,431	$13,210,979	$458,869,301

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

42  |  Wells Fargo Index Asset Allocation Fund

Notes to financial statements

11. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium and requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount and discounts will continue to be accreted to the maturity date of the security. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. During the current reporting period, management of the Fund adopted the change in accounting policy which did not have a material impact to the Fund’s financial statements.

Wells Fargo Index Asset Allocation Fund  |  43

Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Index Asset Allocation Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of September 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

November 25, 2019

44  |  Wells Fargo Index Asset Allocation Fund

Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 98.92% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2019.

Pursuant to Section 852 of the Internal Revenue Code, $31,862,151 was designated as a 20% rate gain distribution for the fiscal year ended September 30, 2019.

Pursuant to Section 854 of the Internal Revenue Code, $16,601,787 of income dividends paid during the fiscal year ended September 30, 2019 has been designated as qualified dividend income (QDI).

For the fiscal year ended September 30, 2019, $5,158,895 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended September 30, 2019, $4,106,372 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended September 30, 2019, 96.85% of the ordinary income distributed was derived from interest on U.S. government securities.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, which is available by visiting the SEC website at sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Wells Fargo Index Asset Allocation Fund   |  45

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 150 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

46  |  Wells Fargo Index Asset Allocation Fund

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo Index Asset Allocation Fund   |  47

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Michelle Rhee[3] (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy[4] (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 86 funds and Assistant Treasurer of 64 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

[3]	Michelle Rhee became Chief Legal Officer effective October 22, 2019.

[4]	Catherine Kennedy became Secretary effective October 22, 2019.

48  |  Wells Fargo Index Asset Allocation Fund

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Index Asset Allocation Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 21-22, 2019 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Index Asset Allocation Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2019, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2019. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Wells Fargo Index Asset Allocation Fund   |  49

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2018. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Index Asset Allocation Blended Index, for the one-, three- and five-year periods under review, but higher than its benchmark for the ten-year period under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or equal to the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

50  |  Wells Fargo Index Asset Allocation Fund

Other information (unaudited)

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

Wells Fargo Index Asset Allocation Fund   |  51

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo & Company. All rights reserved.

406807 11-19

A227/AR227 09-19

Annual Report

September 30, 2019

Wells Fargo International Bond Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/ advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo International Bond Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

“December’s S&P 500 Index performance was the worst since 1931.”

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo International Bond Fund for the 12-month period that ended September 30, 2019. After the first half of the period yielded either low-single-digit or negative investment returns, U.S. stock and global bond investors generally saw markets recover during the second half amid intensifying market volatility, global economic growth concerns, international trade stare downs, and simmering geopolitical tensions.

Overall, fixed-income investors enjoyed a distinct advantage over stock investors. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 4.25% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 1.23%. The MSCI EM Index (Net)3 slipped 2.02%. Among fixed income investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 10.30%, the Bloomberg Barclays Global Aggregate ex-USD Index5 added 5.34%, the Bloomberg Barclays Municipal Bond Index6 gained 8.55%, and the ICE BofAML U.S. High Yield Index7 added 6.30%.

Investors confronted unsettling events during the fourth quarter of 2018.

During the fourth quarter of 2018, investors grew concerned about the pace and sustainability of the global economic expansion. The U.S. Bureau of Economic Analysis reported third-quarter U.S. gross domestic product (GDP) was 3.4% on an annualized basis, which was down from the second-quarter rate. A partial U.S. government shutdown occurred, which extended into January 2019. Brexit efforts stalled, causing uncertainty for the eurozone. The value of the renminbi declined even as the People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes in efforts to spur economic activity.

The combination of news in the U.S. and generally weak economic indicators outside of the U.S. caused investors to seek safe havens. December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. Even as indicators suggested growth was restrained, the U.S. Federal Reserve (Fed) increased the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) in December 2018 to a target range of between 2.25% and 2.50%. Many observers expressed concerns that higher rates could slow the economy further.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo International Bond Fund

Letter to shareholders (unaudited)

The market climbs a wall of worry.

Investment returns early in 2019 appeared to reaffirm the adage that markets climb a wall of worry as the new year began. The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive.

In February 2019, signs of slowing global growth grew more ominous. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, a slower rate than reported for the prior two quarters. In a February report, the Bank of England forecast the slowest growth for 2019 since the financial crisis. China and the U.S. continued to wrangle over trade issues. By the end of the first quarter of 2019, more accommodative Fed sentiment and steady, if not spectacular, U.S. economic and business metrics encouraged domestic investors.

Early second-quarter 2019 enthusiasm among investors faded.

During April 2019, favorable sentiment found additional support in reports of sustained low inflation, solid employment data, and first-quarter U.S. GDP of an annualized rate of 3.2%. During May, markets tumbled on mixed investment signals. In the U.S., partisan wrangling ramped up as Democrats and Republicans set their sights on 2020 presidential politics. The U.K.’s Brexit disagreements caused Prime Minister Theresa May to resign. Boris Johnson succeeded her only to exacerbate uncertainty about Brexit’s resolution ahead of an October 2019 deadline. The European Commission downgraded the 2019 growth forecast to 1.2%. The U.S. increased tariffs on products from China, China responded, and then talks broke down. President Donald Trump threatened to turn his foreign policy tariff tool to Mexico over immigration issues.

During the third quarter of 2019, investors regrouped. Just as the investment horizon appeared to darken, sentiment turned and U.S. equity markets gained during June and July. The gains, primarily driven by geopolitical and monetary policy events, pushed equity markets to new highs. European Central Bank President Mario Draghi said that if the outlook doesn’t improve, the bank would cut rates or buy more assets to prop up inflation. President Trump backed off of tariff threats against Mexico and China. In the U.S., the Fed implemented a 0.25% federal funds rate cut in July.

Later in July 2019, the U.S. reversed course and threatened to impose higher tariffs on China’s exports after talks failed. China responded with tariff threats of its own and devalued the renminbi, a move that roiled global markets. Major U.S. stock market indices closed July with the worst weekly results of the year. Bond prices gained as Treasury yields fell to levels not seen since November 2016 and the yield curve inverted at multiple points along the 30-year arc.

In a microcosm, August 2019 encapsulated many of the unnerving events that plagued investors during the prior 11 months. The U.S.-China trade relationship swung from antagonistic to hopeful and back again with no evident compromise on the horizon. Evidence of a continued global economic slowdown mounted. Central banks in China, New Zealand, and Thailand cut interest rates. Industrial and manufacturing data declined in China, Canada, Japan, and Germany. Adding to the uncertain environment, Italy’s prime minister resigned, many feared a crackdown in Hong Kong as protesters sustained their calls for reform throughout the month, and Boris Johnson planned to suspend Parliament as Brexit’s deadline neared.

In the U.S., September saw the Fed join other central banks in cutting interest rates. Manufacturing data in the U.S., as reported by the Institute for Supply Management, disappointed investors. The U.S. Congress announced it would pursue an impeachment investigation of President Trump. Meanwhile, the Brexit impasse showed no signs of

“The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years.”

Wells Fargo International Bond Fund  |  3

Letter to shareholders (unaudited)

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

resolution. Officials in China said that hitting the country’s economic growth goals for the year would be difficult considering the weight of tariffs and trade restrictions. So while the S&P 500 Index finished the third quarter with year-to-date returns that were the best in more than 20 years, amid signs of equity investors taking money out of the stock market, concerns about future returns remained.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may potentially unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

4  |  Wells Fargo International Bond Fund

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Performance highlights (unaudited)

Investment objective

The Fund seeks total return, consisting of income and capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Fargo Asset Management (International) Limited

Portfolio managers

Michael Lee

Alex Perrin

Lauren van Biljon, CFA®‡

Peter Wilson

Average annual total returns (%) as of September 30, 20191

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]

Class A (ESIYX)	9-30-2003	2.96	-1.11	0.64	7.84	-0.20	1.10	1.08	1.03

Class C (ESIVX)	9-30-2003	6.08	-0.95	0.34	7.08	-0.95	0.34	1.83	1.78

Class R6 (ESIRX)[4]	11-30-2012	–	–	–	8.32	0.18	1.47	0.70	0.65

Administrator Class (ESIDX)[5]	7-30-2010	–	–	–	8.00	-0.04	1.27	1.02	0.85

Institutional Class (ESICX)	12-15-1993	–	–	–	8.24	0.12	1.43	0.75	0.70

Bloomberg Barclays Global Aggregate ex-USD Index[6]	–	–	–	–	5.34	0.87	1.27	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the fund and its share price can be sudden and unpredictable. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to high-yield securities risk and geographic risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo International Bond Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of September 30, 2019[7]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]	Historical performance prior to July 12, 2010, is based on the performance of the Fund’s predecessor, Evergreen International Bond Fund.

[2]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through January 31, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns for Class R6 shares would be higher.

[5]

Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares and has been adjusted to reflect the higher expenses applicable to Administrator Class shares.

[6]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment grade fixed income markets excluding the U.S. dollar denominated debt market. You cannot invest directly in an index.

[7]

The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Barclays Global Aggregate ex-USD Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

[8]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[9]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

Wells Fargo International Bond Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed its benchmark, the Bloomberg Barclays Global Aggregate ex-USD Index, for the 12-month period that ended September 30, 2019.

∎

Country positioning was the main value-add over the reporting period, led by an underweight to the Japanese interest rate environment and an overweight to Italy and the United States. Underweights to the euro and U.K. pound were positives. Duration positioning was a net contributor to performance.

∎

Currency hedge costs detracted from performance, as did exposure to smaller currencies, including the Colombian peso, Norwegian krone, and Romanian leu. Underweights to the Spanish and U.K. bond markets weighed on relative results.

What a difference a year can make.

The past 12 months spanned a pivotal time for the global economy, marking the move from cautious recovery to modest deterioration. This is reflected by the shift in U.S. monetary policy. The Federal Reserve (Fed) raised interest rates by 25 basis points (bps; 100 bps equal 1.00%) at its December 2018 meeting, and a scant seven months later, it moved to an easing bias. Concerns about global trade and supply chains have worked to keep investment spending low, and central bankers the world over are flagging downside economic risks. Manufacturing data has weakened, although services and household consumption has held up well. Bond yields have trended materially lower over the reporting period, which has worked to deliver strong returns. Core currencies have traded in tight ranges, with the Japanese yen and the U.S. dollar the best performers. For the most part, emerging market currencies have struggled.

Ten largest holdings (%) as of September 30, 2019[8]

Italy Buoni Poliennali del Tesoro, 0.35%, 2-1-2025	7.14

Italy Buoni Poliennali del Tesoro, 3.00%, 8-1-2029	5.80

Japan, 0.10%, 6-20-2029	5.41

Poland, 2.50%, 1-25-2023	4.84

Mexico, 8.50%, 5-31-2029	4.70

Norway, 2.00%, 4-26-2028	4.56

Realkredit Danmark AS, 1.50%, 10-1-2050	4.32

Nykredit Realkredit AS, 1.50%, 10-1-2050	3.64

U.S. Treasury Note, 1.38%, 8-31-2023	3.61

Hungary, 1.50%, 8-24-2022	2.82

The Fund pared risk at a time of stress.

Global bond markets have traded with a remarkable degree of cohesion, with the general trend for lower yields boosting returns. Early in the reporting period, the Fund moved to overweight Italian government bonds. Positions in the domestic bonds of Australia, Canada, and New Zealand were trimmed after a period of strong gains in the second quarter of 2019. Exposure to Russia was added in the third quarter, while positions in Colombia, Malaysia, and India were reduced to zero. Toward period-end, a position in Japanese government bonds was funded by reducing core European exposure. The degree of active currency risk the Fund is running was reduced over the period. An underweight to the euro was used to fund exposure to a number of smaller currencies, but this was taken to neutral in the third quarter in response to a period of intense market stress.

Portfolio composition as of September 30, 2019[9]

Country positioning was the key contributor to Fund performance. The Fund’s underweight to Japan and overweight to Italy and the U.S. added the most value, but exposure to Australia, Brazil, Mexico, and India were also good performers. Underweights to the euro and the U.K. pound were value-adds. Overweights to the New Zealand dollar, Brazilian real, and Indian rupee also added to performance. At the sector level, exposure to Danish mortgages, high-yield corporate bonds, and emerging market sovereigns all added value. Duration was a net positive, with positioning in the 3- to 10-year area of the curve adding the most value.

Please see footnotes on page 7.

8  |  Wells Fargo International Bond Fund

Performance highlights (unaudited)

The most obvious drag on performance over the reporting period came from currency hedge costs. Underweights to the bond markets of Spain and the U.K. were modest negatives. Exposure to a number of smaller currencies was a negative, with positions in the Colombian peso, Norwegian krone, Romanian leu, and Mexican peso weighing on performance. At the sector level, positioning in investment-grade corporate bonds detracted. Positioning at the very long end of the curve—15 years and over—was also a modest negative.

Slowing growth and tepid inflation supports global fixed income.

Themes of slowing growth and tepid inflation remain firmly entrenched at the macro level, and this backdrop has proved highly beneficial for global fixed income. This is despite the lack of resolution to trade tensions between the U.S. and its trading partners, as well as the generally higher level of geopolitical risk. Increased accommodation from central banks has played a key role in the strong gains we’ve seen in fixed income and could continue to offer support in the quarters to come. Currency volatility could be on the verge of ticking higher, which suggests that higher hedge ratios could be valuable until the picture clears. The Fund benefited from its underweight to the bond markets of Japan and core Europe (particularly Germany and France) and overweight to higher-yielding developed and emerging markets. This tilt could continue to add value.

Wells Fargo International Bond Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2019 to September 30, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-2019	Ending account value 9-30-2019	Expenses paid during the period¹	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,035.68	$5.27	1.03%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.89	$5.23	1.03%

Class C

Actual	$1,000.00	$1,032.06	$9.09	1.78%

Hypothetical (5% return before expenses)	$1,000.00	$1,016.12	$9.02	1.78%

Class R6

Actual	$1,000.00	$1,037.90	$3.33	0.65%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.80	$3.30	0.65%

Administrator Class

Actual	$1,000.00	$1,036.42	$4.35	0.85%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.80	$4.31	0.85%

Institutional Class

Actual	$1,000.00	$1,038.05	$3.58	0.70%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.55	$3.55	0.70%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo International Bond Fund

Portfolio of investments—September 30, 2019

	Interest rate	Maturity date	Principal		Value
Corporate Bonds and Notes: 6.98%

United States: 6.98%
Amazon.com Incorporated (Consumer Discretionary, Internet & Direct Marketing Retail)	3.15%	8-22-2027		$500,000	$531,398
Anheuser-Busch InBev Worldwide Incorporated (Consumer Staples, Beverages) %%	4.15	1-23-2025		400,000	437,016
Apple Incorporated (Information Technology, Technology Hardware, Storage & Peripherals)	2.90	9-12-2027		500,000	521,084
AT&T Incorporated (Communication Services, Diversified Telecommunication Services)	4.35	3-1-2029		250,000	276,283
Bank of America Corporation (3 Month LIBOR +1.21%) (Financials, Banks) ±	3.97	2-7-2030		500,000	547,377
BP Capital Markets America Incorporated (Energy, Oil, Gas & Consumable Fuels)	3.22	4-14-2024		425,000	442,643
Broadcom Incorporated (Information Technology, Semiconductors & Semiconductor Equipment) 144A	4.25	4-15-2026		300,000	309,935
Campbell Soup Company (Consumer Staples, Food Products)	3.65	3-15-2023		250,000	260,088
Comcast Corporation (Communication Services, Media)	3.70	4-15-2024		400,000	426,488
CVS Health Corporation (Health Care, Health Care Providers & Services)	4.10	3-25-2025		600,000	640,677
Discovery Communications LLC (Communication Services, Media)	3.95	3-20-2028		300,000	312,628
Global Payments Incorporated (Information Technology, IT Services)	3.20	8-15-2029		350,000	354,507
IBM Corporation (Information Technology, IT Services)	3.30	5-15-2026		400,000	422,126
JPMorgan Chase & Company (Financials, Banks)	3.30	4-1-2026		500,000	523,764
Mastercard Incorporated (Information Technology, IT Services)	2.95	6-1-2029		400,000	419,725
Microsoft Corporation (Information Technology, Software)	2.40	8-8-2026		500,000	510,071
Morgan Stanley (Financials, Capital Markets)	3.88	4-29-2024		450,000	478,773
Verizon Communications Incorporated (Communication Services, Diversified Telecommunication Services)	4.33	9-21-2028		250,000	283,579
Walmart Incorporated (Consumer Staples, Food & Staples Retailing)	3.70	6-26-2028		500,000	554,649

Total Corporate Bonds and Notes (Cost $7,860,348)					8,252,811

Foreign Corporate Bonds and Notes: 12.20%

Denmark: 9.82%
Nordea Kredit Realkredit AS (Financials, Thrifts & Mortgage Finance)	1.50	10-1-2050	DKK	14,704,303	2,200,295
Nykredit Realkredit AS (Financials, Thrifts & Mortgage Finance)	1.50	10-1-2050	DKK	28,786,127	4,307,445
Realkredit Danmark AS (Financials, Thrifts & Mortgage Finance) 144A	1.50	10-1-2050	DKK	34,111,690	5,104,341

					11,612,081

Luxembourg: 0.26%
LSF10 Wolverine Investment SCA (Financials, Diversified Financial Services)	5.00	3-15-2024	EUR	275,000	307,158

Netherlands: 0.56%
Selecta Group BV (Consumer Discretionary, Internet & Direct Marketing Retail)	5.88	2-1-2024	EUR	300,000	339,299
Sigma Holdco BV (Consumer Staples, Food Products)	5.75	5-15-2026	EUR	300,000	323,257

					662,556

United Kingdom: 1.56%
CPUK Finance Limited (Consumer Discretionary, Consumer Finance)	4.25	2-28-2047	GBP	250,000	310,915
Galaxy Bidco Limited (Financials, Insurance) 144A	6.50	7-31-2026	GBP	200,000	246,362
Ocado Group plc (Consumer Discretionary, Internet & Direct Marketing Retail)	4.00	6-15-2024	GBP	270,000	343,116
Pinewood Finance Company Limited (Financials, Diversified Financial Services) 144A	3.25	9-30-2025	GBP	100,000	125,568

Wells Fargo International Bond Fund  |  11

Portfolio of investments—September 30, 2019

	Interest rate	Maturity date	Principal		Value
United Kingdom (continued)
Pinnacle Bidco plc (Consumer Discretionary, Consumer Finance)	6.38%	2-15-2025	GBP	200,000	$261,574
RAC Bond Company plc (Consumer Discretionary, Automobiles)	5.00	11-6-2022	GBP	400,000	442,962
Victoria plc (Consumer Discretionary, Household Durables)	5.25	7-15-2024	EUR	100,000	111,982

					1,842,479

Total Foreign Corporate Bonds and Notes (Cost $14,692,897)					14,424,274

Foreign Government Bonds: 70.74%
Brazil	10.00	1-1-2021	BRL	7,775,000	1,977,806
Brazil	10.00	1-1-2023	BRL	2,675,000	715,924
Brazil	10.00	1-1-2025	BRL	3,685,000	1,016,551
Canada	1.50	3-1-2020	CAD	3,285,000	2,477,443
Canada 144A##	2.65	12-15-2028	CAD	3,300,000	2,675,594
Colombia	6.00	4-28-2028	COP	4,535,000,000	1,318,742
Czech Republic	0.95	5-15-2030	CZK	77,400,000	3,119,753
Hungary ††	1.50	8-24-2022	HUF	995,000,000	3,336,446
Indonesia	7.50	8-15-2032	IDR	37,200,000,000	2,594,566
Indonesia %%	8.25	5-15-2029	IDR	11,000,000,000	827,096
Indonesia	8.38	9-15-2026	IDR	13,550,000,000	1,022,641
Italy Buoni Poliennali del Tesoro %%	0.35	2-1-2025	EUR	7,725,000	8,443,307
Italy Buoni Poliennali del Tesoro	3.00	8-1-2029	EUR	5,225,000	6,863,716
Japan	0.10	6-20-2029	JPY	670,000,000	6,394,759
Korea Treasury Bond	2.00	3-10-2020	KRW	1,635,000,000	1,371,267
Korea Treasury Bond	2.38	3-10-2023	KRW	1,600,000,000	1,382,027
Malaysia	3.90	11-30-2026	MYR	1,100,000	269,486
Malaysia	3.96	9-15-2025	MYR	2,250,000	554,813
Mexico	5.75	3-5-2026	MXN	7,850,000	376,497
Mexico	8.00	11-7-2047	MXN	14,300,000	779,783
Mexico	8.50	5-31-2029	MXN	98,480,000	5,555,332
New South Wales	5.00	8-20-2024	AUD	750,000	601,203
Norway Government Bond Series 480 144A	2.00	4-26-2028	NOK	46,200,000	5,392,273
Poland	2.50	1-25-2023	PLN	22,350,000	5,728,110
Queensland Treasury Corporation 144A	4.75	7-21-2025	AUD	2,650,000	2,147,498
Republic of Peru	5.70	8-12-2024	PEN	850,000	280,969
Republic of South Africa	8.75	2-28-2048	ZAR	500,000	29,202
Republic of South Africa	8.75	2-28-2048	ZAR	37,800,000	2,207,642
Republic of South Africa	10.50	12-21-2026	ZAR	27,700,000	2,040,783
Romania	3.40	3-8-2022	RON	1,200,000	275,129
Romania	3.25	4-29-2024	RON	3,350,000	750,130
Romania	4.85	4-22-2026	RON	3,800,000	911,766
Romania	5.00	2-12-2029	RON	5,725,000	1,397,058
Russia	6.50	2-28-2024	RUB	56,800,000	870,904
Russia	6.90	5-23-2029	RUB	166,000,000	2,559,582
Russia	7.00	12-15-2021	RUB	26,000,000	404,627
Singapore	2.63	5-1-2028	SGD	2,350,000	1,822,668
Singapore	2.00	2-1-2024	SGD	2,065,000	1,514,816
Turkey	8.50	9-14-2022	TRY	1,800,000	282,973
Turkey	13.00	11-13-2019	TRY	2,000,000	353,816
Turkey	10.70	2-17-2021	TRY	2,000,000	342,660
Turkey	11.00	2-24-2027	TRY	900,000	143,041
United Kingdom Gilt Bonds	1.25	7-22-2027	GBP	410,000	539,958

Total Foreign Government Bonds (Cost $84,392,635)					83,670,357

U.S. Treasury Securities: 5.69%
U.S. Treasury Note ##	1.38	8-31-2023		$4,300,000	4,269,094
U.S. Treasury Note ##	2.63	2-15-2029		2,275,000	2,462,865

Total U.S. Treasury Securities (Cost $6,591,480)					6,731,959

12  |  Wells Fargo International Bond Fund

Portfolio of investments—September 30, 2019

	Interest rate	Maturity date	Principal	Value
Yankee Corporate Bonds and Notes: 3.53%

Cayman Islands: 0.35%
UPCB Finance IV Limited (Financials, Diversified Financial Services)	5.38%	1-15-2025	$400,000	$411,000

China: 0.43%
Tencent Holdings Limited (Communication Services, Interactive Media & Services) 144A	3.28	4-11-2024	500,000	513,564

France: 0.90%
Danone SA (Consumer Staples, Food Products)	2.95	11-2-2026	500,000	511,855
Electricite de France SA (Utilities, Electric Utilities)	4.50	9-21-2028	500,000	558,039

				1,069,894

Ireland: 0.26%
Ardagh Packaging Finance plc (Financials, Diversified Financial Services)	4.63	5-15-2023	300,000	307,125

Spain: 0.25%
Telefonica Emisiones SAU (Communication Services, Diversified Telecommunication Services)	4.10	3-8-2027	275,000	300,218

United Kingdom: 1.34%
International Game Technology plc (Consumer Discretionary, Hotels, Restaurants & Leisure)	6.25	2-15-2022	300,000	316,580
Jaguar Land Rover Automobiles plc (Consumer Discretionary, Automobiles)	3.50	3-15-2020	400,000	398,125
State Grid Overseas Investment Limited (Utilities, Multi-Utilities)	3.50	5-4-2027	275,000	290,070
Vodafone Group plc (Communication Services, Wireless Telecommunication Services)	4.38	5-30-2028	525,000	579,948

				1,584,723

Total Yankee Corporate Bonds and Notes (Cost $3,980,678)				4,186,524

	Yield		Shares
Short-Term Investments: 0.38%

Investment Companies: 0.38%
Wells Fargo Government Money Market Fund Select Class (l)(u)##	1.88		446,052	446,052

Total Short-Term Investments (Cost $446,052)				446,052

Total investments in securities (Cost $117,964,090)	99.52%	117,711,977

Other assets and liabilities, net	0.48	562,529

Total net assets	100.00%	$118,274,506

±	Variable rate investment. The rate shown is the rate in effect at period end.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
##	All or a portion of this security is segregated for when-issued securities.
††	On the last interest date, partial interest was paid.
%%	The security is purchased on a when-issued basis.
(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.

Wells Fargo International Bond Fund  |  13

Portfolio of investments—September 30, 2019

Abbreviations:

AUD	Australian dollar

BRL	Brazilian real

CAD	Canadian dollar

COP	Colombian peso

CZK	Czech koruna

DKK	Danish krone

EUR	Euro

GBP	Great British pound

HUF	Hungarian forint

IDR	Indonesian rupiah

JPY	Japanese yen

KRW	Republic of Korea won

LIBOR	London Interbank Offered Rate

MXN	Mexican peso

MYR	Malaysian ringgit

NOK	Norwegian krone

PEN	Peruvian sol

PLN	Polish zloty

RON	Romanian lei

SGD	Singapore dollar

TRY	Turkish lira

ZAR	South African rand

Forward Foreign Currency Contracts

Currency to be received	Currency to be delivered	Counterparty	Settlement date	Unrealized gains	Unrealized losses

13,035,000 ZAR	876,724 USD	State Street Bank	10-7-2019	$0	$(16,611)

900,000 ZAR	60,566 USD	State Street Bank	10-7-2019	0	(1,180)

1,265,000 ZAR	81,396 USD	State Street Bank	10-7-2019	2,075	0

950,495 USD	14,300,000 ZAR	State Street Bank	10-7-2019	6,911	0

2,632,139 USD	39,600,000 ZAR	State Street Bank	10-7-2019	19,138	0

4,352,249 GBP	4,850,000 EUR	State Street Bank	10-9-2019	63,801	0

2,273,334 USD	1,850,000 GBP	State Street Bank	10-9-2019	0	(1,999)

1,900,000 PLN	499,417 USD	State Street Bank	10-28-2019	0	(25,462)

675,000 PLN	175,779 USD	State Street Bank	10-28-2019	0	(7,400)

625,000 PLN	159,595 USD	State Street Bank	10-28-2019	0	(3,689)

5,678,810 USD	21,665,000 PLN	State Street Bank	10-28-2019	274,474	0

2,872,894 USD	843,275,000 HUF	State Street Bank	11-6-2019	122,605	0

900,000 EUR	1,013,067 USD	State Street Bank	11-7-2019	0	(29,466)

2,700,000 EUR	3,027,704 USD	State Street Bank	11-7-2019	0	(76,901)

230,000,000 INR	3,199,332 USD	State Street Bank	11-7-2019	34,011	0

28,950,000 INR	402,699 USD	State Street Bank	11-7-2019	4,281	0

2,915,000 EUR	3,275,180 USD	State Street Bank	11-7-2019	0	(89,405)

2,350,000 EUR	2,648,640 USD	State Street Bank	11-7-2019	0	(80,348)

4,275,000 EUR	4,809,422 USD	State Street Bank	11-7-2019	0	(137,316)

1,900,000 EUR	2,137,823 USD	State Street Bank	11-7-2019	0	(61,331)

5,685,000 MXN	288,857 USD	State Street Bank	11-7-2019	0	(2,486)

2,185,000 MXN	111,612 USD	State Street Bank	11-7-2019	0	(1,547)

350,000 EUR	393,246 USD	State Street Bank	11-7-2019	0	(10,735)

640,000 EUR	721,332 USD	State Street Bank	11-7-2019	0	(21,882)

14  |  Wells Fargo International Bond Fund

Portfolio of investments—September 30, 2019

Forward Foreign Currency Contracts (continued)

Currency to be received	Currency to be delivered	Counterparty	Settlement date	Unrealized gains	Unrealized losses

1,000,000 EUR	1,124,761 USD	State Street Bank	11-7-2019	$0	$(31,871)

2,400,000 EUR	2,699,426 USD	State Street Bank	11-7-2019	0	(76,490)

1,100,000 EUR	1,240,935 USD	State Street Bank	11-7-2019	0	(38,756)

2,375,000 EUR	2,679,292 USD	State Street Bank	11-7-2019	0	(83,678)

975,000 EUR	1,098,728 USD	State Street Bank	11-7-2019	0	(33,160)

405,065 USD	28,950,000 INR	State Street Bank	11-7-2019	0	(1,914)

3,218,133 USD	230,000,000 INR	State Street Bank	11-7-2019	0	(15,210)

664,838 USD	600,000 EUR	State Street Bank	11-7-2019	9,104	0

277,577 USD	250,000 EUR	State Street Bank	11-7-2019	4,354	0

408,517 USD	370,000 EUR	State Street Bank	11-7-2019	4,148	0

159,801 USD	3,250,000 MXN	State Street Bank	11-7-2019	0	(3,911)

4,692,528 USD	93,325,000 MXN	State Street Bank	11-7-2019	0	(8,538)

1,850,264 USD	1,650,000 EUR	State Street Bank	11-7-2019	46,995	0

3,010,962 USD	2,670,000 EUR	State Street Bank	11-7-2019	92,945	0

221,537 USD	200,000 EUR	State Street Bank	11-7-2019	2,959	0

249,536 USD	225,000 EUR	State Street Bank	11-7-2019	3,636	0

160,000,000 COP	46,270 USD	State Street Bank	11-8-2019	0	(366)

4,375,000,000 IDR	302,999 USD	State Street Bank	11-8-2019	4,009	0

9,100,000,000 COP	2,701,098 USD	State Street Bank	11-8-2019	0	(90,324)

3,330,000,000 KRW	2,819,644 USD	State Street Bank	11-8-2019	0	(32,967)

620,000,000 KRW	512,905 USD	State Street Bank	11-8-2019	5,936	0

715,656 USD	2,500,000,000 COP	State Street Bank	11-8-2019	0	(1,590)

2,604,987 USD	9,100,000,000 COP	State Street Bank	11-8-2019	0	(5,787)

2,609,621 USD	38,000,000,000 IDR	State Street Bank	11-8-2019	0	(56,965)

1,206,950 USD	17,575,000,000 IDR	State Street Bank	11-8-2019	0	(26,346)

3,260,690 USD	3,950,000,000 KRW	State Street Bank	11-8-2019	0	(44,828)

4,100,000 AUD	302,213,050 JPY	State Street Bank	11-12-2019	0	(31,358)

2,796,221 USD	4,100,000 AUD	State Street Bank	11-12-2019	25,083	0

11,871,193 USD	79,525,000 DKK	State Street Bank	11-18-2019	218,691	0

3,378,108 USD	4,650,000 SGD	State Street Bank	11-26-2019	11,643	0

410,000,000 JPY	3,902,142 USD	State Street Bank	11-29-2019	0	(95,950)

2,652,747 USD	285,000,000 JPY	State Street Bank	11-29-2019	6,979	0

373,874 USD	40,000,000 JPY	State Street Bank	11-29-2019	2,539	0

1,986,739 USD	8,330,000 BRL	State Street Bank	12-3-2019	0	(10,304)

229,109 USD	950,000 BRL	State Street Bank	12-6-2019	1,390	0

639,000,000 JPY	6,038,356 USD	State Street Bank	12-9-2019	0	(101,263)

635,924 USD	575,000 EUR	State Street Bank	12-17-2019	5,530	0

329,884 USD	300,000 EUR	State Street Bank	12-17-2019	983	0

12,080,000 EUR	13,486,027 USD	State Street Bank	12-17-2019	0	(242,275)

325,462 USD	35,000,000 JPY	State Street Bank	12-19-2019	0	(33)

214,008 USD	23,000,000 JPY	State Street Bank	12-19-2019	111	0

2,750,000,000 JPY	25,656,814 USD	State Street Bank	12-19-2019	0	(82,187)

3,721,616 USD	400,000,000 JPY	State Street Bank	12-19-2019	1,670	0

				$976,001	$(1,683,829)

Wells Fargo International Bond Fund  |  15

Portfolio of investments—September 30, 2019

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	1,592,910	119,738,718	120,885,576	446,052	$0	$0	$44,933	$446,052	0.38%

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo International Bond Fund

Statement of assets and liabilities—September 30, 2019

Assets
Investments in unaffiliated securities, at value (cost $117,518,038)	$117,265,925
Investments in affiliated securities, at value (cost $446,052)	446,052
Receivable for investments sold	9,844,271
Receivable for Fund shares sold	267,668
Receivable for interest	1,008,364
Unrealized gains on forward foreign currency contracts	976,001
Prepaid expenses and other assets	220,979

Total assets	130,029,260

Liabilities
Payable for investments purchased	9,730,900
Payable for Fund shares redeemed	254,130
Unrealized losses on forward foreign currency contracts	1,683,829
Due to custodian bank, foreign currency, at value (cost $1,745)	1,741
Management fee payable	15,234
Distribution fee payable	638
Administration fees payable	8,815
Trustees’ fees and expenses payable	2,259
Accrued expenses and other liabilities	57,208

Total liabilities	11,754,754

Total net assets	$118,274,506

Net assets consist of
Paid-in capital	$134,702,721
Total distributable loss	(16,428,215)

Total net assets	$118,274,506

Computation of net asset value and offering price per share
Net assets – Class A	$12,328,522
Shares outstanding – Class A1	1,179,860
Net asset value per share – Class A	$10.45
Maximum offering price per share – Class A2	$10.94
Net assets – Class C	$1,026,584
Shares outstanding – Class C1	102,889
Net asset value per share – Class C	$9.98
Net assets – Class R6	$8,979,486
Shares outstanding – Class R6[1]	841,093
Net asset value per share – Class R6	$10.68
Net assets – Administrator Class	$18,213,308
Shares outstanding – Administrator Class[1]	1,729,400
Net asset value per share – Administrator Class	$10.53
Net assets – Institutional Class	$77,726,606
Shares outstanding – Institutional Class[1]	7,306,998
Net asset value per share – Institutional Class	$10.64

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Wells Fargo International Bond Fund  |  17

Statement of operations—year ended September 30, 2019

Investment income
Interest (net of foreign interest withholding taxes of $101,467)	$9,104,158
Income from affiliated securities	44,933

Total investment income	9,149,091

Expenses
Management fee	1,276,492
Administration fees
Class A	25,388
Class C	2,635
Class R6	6,506
Administrator Class	20,684
Institutional Class	122,292
Shareholder servicing fees
Class A	39,668
Class C	4,117
Administrator Class	51,494
Distribution fee
Class C	12,351
Custody and accounting fees	259,001
Professional fees	56,605
Registration fees	117,519
Shareholder report expenses	96,782
Trustees’ fees and expenses	23,384
Interest expense	5,081
Other fees and expenses	16,841

Total expenses	2,136,840
Less: Fee waivers and/or expense reimbursements
Fund-level	(517,736)
Class A	(3,571)
Class C	(187)
Administrator Class	(30,944)
Institutional Class	(97)

Net expenses	1,584,305

Net investment income	7,564,786

Realized and unrealized gains (losses) on investments
Net realized losses on
Unaffiliated securities	(14,456,906)
Forward foreign currency contracts	(3,170,864)

Net realized losses on investments	(17,627,770)

Net change in unrealized gains (losses) on
Unaffiliated securities	20,251,138
Forward foreign currency contracts	5,600,356

Net change in unrealized gains (losses) on investments	25,851,494

Net realized and unrealized gains (losses) on investments	8,223,724

Net increase in net assets resulting from operations	$15,788,510

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo International Bond Fund

Statement of changes in net assets

	Year ended September 30, 2019		Year ended September 30, 2018

Operations
Net investment income		$7,564,786		$14,884,133
Net realized gains (losses) on investments		(17,627,770)		1,924,156
Net change in unrealized gains (losses) on investments		25,851,494		(41,587,049)

Net increase (decrease) in net assets resulting from operations		15,788,510		(24,778,760)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	382,864	3,845,786	1,692,946	17,128,341
Class C	4,716	45,352	23,686	231,626
Class R6	240,845	2,428,431	4,470,576	47,127,812
Administrator Class	326,113	3,274,172	1,854,064	19,444,887
Institutional Class	1,734,775	17,401,980	7,578,500	78,408,711

		26,995,721		162,341,377

Payment for shares redeemed
Class A	(3,796,911)	(36,769,127)	(3,876,760)	(38,897,182)
Class C	(186,284)	(1,790,879)	(88,726)	(868,829)
Class R6	(4,444,880)	(44,590,677)	(2,380,029)	(24,249,955)
Administrator Class	(1,459,494)	(14,446,041)	(2,955,066)	(30,390,707)
Institutional Class	(19,409,739)	(197,377,886)	(25,163,647)	(261,878,241)

		(294,974,610)		(356,284,914)

Net decrease in net assets resulting from capital share transactions		(267,978,889)		(193,943,537)

Total decrease in net assets		(252,190,379)		(218,722,297)

Net assets
Beginning of period		370,464,885		589,187,182

End of period		$118,274,506		$370,464,885

The accompanying notes are an integral part of these financial statements.

Wells Fargo International Bond Fund  |  19

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30				Year ended October 31
CLASS A	2019	2018	2017	2016[1]	2015	2014
Net asset value, beginning of period	$9.69	$10.31	$10.77	$9.74	$10.84	$11.32
Net investment income	0.32 [2]	0.27 [2]	0.26 [2]	0.24 [2]	0.31 [2]	0.37 [2]
Net realized and unrealized gains (losses) on investments	0.44	(0.89)	(0.57)	0.85	(1.33)	(0.34)

Total from investment operations	0.76	(0.62)	(0.31)	1.09	(1.02)	0.03
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	(0.05)	(0.12)
Net realized gains	0.00	0.00	(0.15)	(0.06)	(0.03)	(0.39)

Total distributions to shareholders	0.00	0.00	(0.15)	(0.06)	(0.08)	(0.51)
Net asset value, end of period	$10.45	$9.69	$10.31	$10.77	$9.74	$10.84
Total return[3]	7.84%	(6.01)%	(2.78)%	11.24%	(9.50)%	0.26%
Ratios to average net assets (annualized)
Gross expenses	1.30%	1.08%	1.03%	1.08%	1.06%	1.05%
Net expenses	1.03%	1.03%	1.03%	1.03%	1.03%	1.03%
Net investment income	3.21%	2.75%	2.61%	2.64%	3.07%	3.29%
Supplemental data
Portfolio turnover rate	129%	99%	68%	96%	136%	103%
Net assets, end of period (000s omitted)	$12,329	$44,519	$69,885	$54,399	$79,727	$102,624

[1]	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2016.

[2]	Calculated based upon average shares outstanding

[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo International Bond Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30				Year ended October 31
CLASS C	2019	2018	2017	2016[1]	2015	2014
Net asset value, beginning of period	$9.32	$10.00	$10.52	$9.58	$10.70	$11.19
Net investment income	0.24 [2]	0.19 [2]	0.18 [2]	0.17 [2]	0.23 [2]	0.28 [2]
Net realized and unrealized gains (losses) on investments	0.42	(0.87)	(0.55)	0.83	(1.32)	(0.34)

Total from investment operations	0.66	(0.68)	(0.37)	1.00	(1.09)	(0.06)
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	0.00	(0.04)
Net realized gains	0.00	0.00	(0.15)	(0.06)	(0.03)	(0.39)

Total distributions to shareholders	0.00	0.00	(0.15)	(0.06)	(0.03)	(0.43)
Net asset value, end of period	$9.98	$9.32	$10.00	$10.52	$9.58	$10.70
Total return[3]	7.08%	(6.80)%	(3.43)%	10.49%	(10.21)%	(0.52)%
Ratios to average net assets (annualized)
Gross expenses	2.04%	1.83%	1.78%	1.83%	1.81%	1.80%
Net expenses	1.78%	1.78%	1.78%	1.78%	1.78%	1.78%
Net investment income	2.51%	2.00%	1.88%	1.86%	2.33%	2.54%
Supplemental data
Portfolio turnover rate	129%	99%	68%	96%	136%	103%
Net assets, end of period (000s omitted)	$1,027	$2,652	$3,493	$5,520	$6,895	$11,597

[1]	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2016.

[2]	Calculated based upon average shares outstanding

[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo International Bond Fund  |  21

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30				Year ended October 31
CLASS R6	2019	2018	2017	2016[1]	2015	2014
Net asset value, beginning of period	$9.86	$10.45	$10.88	$9.80	$10.88	$11.36
Net investment income	0.37 [2]	0.31 [2]	0.30 [2]	0.28 [2]	0.35 [2]	0.42 [2]
Net realized and unrealized gains (losses) on investments	0.45	(0.90)	(0.58)	0.86	(1.34)	(0.35)

Total from investment operations	0.82	(0.59)	(0.28)	1.14	(0.99)	0.07
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	(0.06)	(0.16)
Net realized gains	0.00	0.00	(0.15)	(0.06)	(0.03)	(0.39)

Total distributions to shareholders	0.00	0.00	(0.15)	(0.06)	(0.09)	(0.55)
Net asset value, end of period	$10.68	$9.86	$10.45	$10.88	$9.80	$10.88
Total return[3]	8.32%	(5.65)%	(2.48)%	11.69%	(9.18)%	0.60%
Ratios to average net assets (annualized)
Gross expenses	0.90%	0.72%	0.65%	0.70%	0.68%	0.67%
Net expenses	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
Net investment income	3.68%	3.18%	3.01%	3.00%	3.46%	3.64%
Supplemental data
Portfolio turnover rate	129%	99%	68%	96%	136%	103%
Net assets, end of period (000s omitted)	$8,979	$49,749	$30,876	$12,501	$13,152	$5,729

[1]	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2016.

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo International Bond Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30				Year ended October 31
ADMINISTRATOR CLASS	2019	2018	2017	2016[1]	2015	2014
Net asset value, beginning of period	$9.75	$10.36	$10.80	$9.75	$10.84	$11.32
Net investment income	0.34 [2]	0.29 [2]	0.28 [2]	0.26 [2]	0.33 [2]	0.39 [2]
Net realized and unrealized gains (losses) on investments	0.44	(0.90)	(0.57)	0.85	(1.34)	(0.34)

Total from investment operations	0.78	(0.61)	(0.29)	1.11	(1.01)	0.05
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	(0.05)	(0.14)
Net realized gains	0.00	0.00	(0.15)	(0.06)	(0.03)	(0.39)

Total distributions to shareholders	0.00	0.00	(0.15)	(0.06)	(0.08)	(0.53)
Net asset value, end of period	$10.53	$9.75	$10.36	$10.80	$9.75	$10.84
Total return[3]	8.00%	(5.89)%	(2.59)%	11.44%	(9.36)%	0.43%
Ratios to average net assets (annualized)
Gross expenses	1.24%	1.01%	0.97%	1.02%	0.99%	0.99%
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment income	3.37%	2.93%	2.80%	2.85%	3.26%	3.47%
Supplemental data
Portfolio turnover rate	129%	99%	68%	96%	136%	103%
Net assets, end of period (000s omitted)	$18,213	$27,911	$41,045	$50,825	$266,849	$359,383

[1]	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2016.

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo International Bond Fund  |  23

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30				Year ended October 31
INSTITUTIONAL CLASS	2019	2018	2017	2016[1]	2015	2014
Net asset value, beginning of period	$9.83	$10.43	$10.86	$9.79	$10.87	$11.35
Net investment income	0.37 [2]	0.31 [2]	0.29 [2]	0.27 [2]	0.35 [2]	0.41 [2]
Net realized and unrealized gains (losses) on investments	0.44	(0.91)	(0.57)	0.86	(1.34)	(0.35)

Total from investment operations	0.81	(0.60)	(0.28)	1.13	(0.99)	0.06
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	(0.06)	(0.15)
Net realized gains	0.00	0.00	(0.15)	(0.06)	(0.03)	(0.39)

Total distributions to shareholders	0.00	0.00	(0.15)	(0.06)	(0.09)	(0.54)
Net asset value, end of period	$10.64	$9.83	$10.43	$10.86	$9.79	$10.87
Total return[3]	8.24%	(5.75)%	(2.48)%	11.60%	(9.20)%	0.55%
Ratios to average net assets (annualized)
Gross expenses	0.95%	0.74%	0.70%	0.75%	0.73%	0.72%
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income	3.61%	3.06%	2.96%	2.95%	3.41%	3.62%
Supplemental data
Portfolio turnover rate	129%	99%	68%	96%	136%	103%
Net assets, end of period (000s omitted)	$77,727	$245,633	$443,888	$553,208	$689,964	$832,072

[1]	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2016.

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo International Bond Fund

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo International Bond Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Forward foreign currency contracts are recorded at the forward rate provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Forward foreign currency contracts

A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund is subject to foreign currency risk and may be exposed to risks if the

Wells Fargo International Bond Fund  |  25

Notes to financial statements

counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income quarterly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of September 30, 2019, the aggregate cost of all investments for federal income tax purposes was $117,128,739 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$3,069,871

Gross unrealized losses	(3,194,461)

Net unrealized losses	$(124,590)

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At September 30, 2019, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Total distributable loss

$(4,029)	$4,029

As of September 30, 2019, the Fund had capital loss carryforwards which consist of $2,154,566 in short-term capital losses and $2,816,693 in long-term capital losses.

26  |  Wells Fargo International Bond Fund

Notes to financial statements

As of September 30, 2019, the Fund had current year net deferred post-October capital losses consisting of $1,296,764 in long-term losses which will be recognized on the first day of the following fiscal year.

As of September 30, 2019, the Fund had a qualified late-year ordinary loss of $10,000,814 which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Corporate bonds and notes	$0	$8,252,811	$0	$8,252,811

Foreign corporate bonds and notes	0	14,424,274	0	14,424,274

Foreign government bonds	0	83,670,357	0	83,670,357

U.S. Treasury securities	6,731,959	0	0	6,731,959

Yankee corporate bonds and notes	0	4,186,524	0	4,186,524

Short-term investments

Investment companies	446,052	0	0	446,052

	7,178,011	110,533,966	0	117,711,977

Forward foreign currency contracts	0	976,001	0	976,001

Total assets	$7,178,011	$111,509,967	$0	$118,687,978

Liabilities

Forward foreign currency contracts	$0	$1,683,829	$0	$1,683,829

Total liabilities	$0	$1,683,829	$0	$1,683,829

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

Forward foreign currency contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. All other assets and liabilities are reported at their market value at measurement date.

During the year ended September 30, 2019, the Fund did not have any transfers into/out of Level 3.

Wells Fargo International Bond Fund  |  27

Notes to financial statements

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.600%

Next $500 million	0.575

Next $2 billion	0.550

Next $2 billion	0.525

Next $5 billion	0.490

Over $10 billion	0.480

For the year ended September 30, 2019, the management fee was equivalent to an annual rate of 0.60% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Fargo Asset Management (International) Limited, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase. Prior to August 1, 2019, Wells Fargo Asset Management (International), LLC was the subadviser for the Fund. Effective August 1, 2019, Wells Fargo Asset Management (International), LLC merged with Wells Fargo Asset Management (International) Limited and Wells Fargo Asset Management (International) Limited became the subadviser to the Fund. This transaction did not result in any changes to the services provided to the Fund or to the strategies or fees and expenses.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.16%

Class R6	0.03

Administrator Class	0.10

Institutional Class	0.08

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through January 31, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.03% for Class A shares, 1.78% for Class C shares, 0.65% for Class R6 shares, 0.85% for Administrator Class shares, and 0.70% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

28  |  Wells Fargo International Bond Fund

Notes to financial statements

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended September 30, 2019, Funds Distributor received $179 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended September 30, 2019.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2019 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$58,948,726	$210,539,776	$76,724,082	$455,753,013

6. DERIVATIVE TRANSACTIONS

During the year ended September 30, 2019, the Fund entered into forward foreign currency contracts for hedging purposes. The Fund had average contract amounts of $162,591,337 and $124,792,769 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the year ended September 30, 2019.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, for OTC derivatives is as follows:

Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets

State Street Bank	$976,001	$(976,001)	$0	$0

Wells Fargo International Bond Fund  |  29

Notes to financial statements

Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged	Net amount of liabilities

State Street Bank	$1,683,829	$(976,001)	$0	$707,828

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

During the year ended September 30, 2019, the Fund had average borrowings outstanding of $137,324 at an average rate of 3.70% and paid interest in the amount of $5,081.

8. DISTRIBUTIONS TO SHAREHOLDERS

For the years ended September 30, 2019 and September 30, 2018, the Fund did not have any distributions paid to shareholders.

As of September 30, 2019, the components of distributable earnings on a tax basis were as follows:

Unrealized losses	Late-year ordinary losses deferred	Post-October capital losses deferred	Capital loss carryforward

$(145,413)	$(10,000,814)	$(1,296,764)	$(4,971,259)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium and requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount and discounts will continue to be accreted to the maturity date of the security. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. During the current reporting period, management of the Fund adopted the change in accounting policy which did not have a material impact to the Fund’s financial statements.

30  |  Wells Fargo International Bond Fund

Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo International Bond Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of September 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the three-year period ended September 30, 2019, for the period ended September 30, 2016, and for each of the years in the two-year period ended October 31, 2015. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period ended September 30, 2019, for the period ended September 30, 2016, and for each of the years in the two-year period ended October 31, 2015, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

November 25, 2019

Wells Fargo International Bond Fund  |  31

Other information (unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, which is available by visiting the SEC website at sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32  |  Wells Fargo International Bond Fund

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 150 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Wells Fargo International Bond Fund  |  33

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

34  |  Wells Fargo International Bond Fund

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee[3] (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy[4] (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 64 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 86 funds and Assistant Treasurer of 64 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

[3]	Michelle Rhee became Chief Legal Officer effective October 22, 2019.

[4]	Catherine Kennedy became Secretary effective October 22, 2019.

Wells Fargo International Bond Fund  |  35

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo International Bond Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 21-22, 2019 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo International Bond Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Fargo Asset Management (International), LLC (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2019, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2019. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

36  |  Wells Fargo International Bond Fund

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2018. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Class A) was lower than the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Bloomberg Barclays Global Aggregate ex-USD Index, for the one-, three- and five-year periods under review, but in range of its benchmark for the ten-year period under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions that affected the Fund’s investment performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were equal to or lower than the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were equal to, in range of, or lower than the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Wells Fargo International Bond Fund  |  37

Other information (unaudited)

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

38  |  Wells Fargo International Bond Fund

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© Wells Fargo & Company. All rights reserved.

406808 11-19

A235/AR235 09-19

Annual Report

September 30, 2019

Wells Fargo Strategic Income Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/ advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Strategic Income Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

“December’s S&P 500 Index performance was the worst since 1931.”

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Strategic Income Fund for the 12-month period that ended September 30, 2019. After the first half of the period yielded either low-single-digit or negative investment returns, U.S. stock and global bond investors generally saw markets recover during the second half amid intensifying market volatility, global economic growth concerns, international trade stare downs, and simmering geopolitical tensions.

Overall, fixed-income investors enjoyed a distinct advantage over stock investors. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 4.25% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 1.23%. The MSCI EM Index (Net)3 slipped 2.02%. Among fixed income investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 10.30%, the Bloomberg Barclays Global Aggregate ex-USD Index5 added 5.34%, the Bloomberg Barclays Municipal Bond Index6 gained 8.55%, and the ICE BofAML U.S. High Yield Index7 added 6.30%.

Investors confronted unsettling events during the fourth quarter of 2018.

During the fourth quarter of 2018, investors grew concerned about the pace and sustainability of the global economic expansion. The U.S. Bureau of Economic Analysis reported third-quarter U.S. gross domestic product (GDP) was 3.4% on an annualized basis, which was down from the second-quarter rate. A partial U.S. government shutdown occurred, which extended into January 2019. Brexit efforts stalled, causing uncertainty for the eurozone. The value of the renminbi declined even as the People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes in efforts to spur economic activity.

The combination of news in the U.S. and generally weak economic indicators outside of the U.S. caused investors to seek safe havens. December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. Even as indicators suggested growth was restrained, the U.S. Federal Reserve (Fed) increased the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) in December 2018 to a target range of between 2.25% and 2.50%. Many observers expressed concerns that higher rates could slow the economy further.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Strategic Income Fund

Letter to shareholders (unaudited)

The market climbs a wall of worry.

Investment returns early in 2019 appeared to reaffirm the adage that markets climb a wall of worry as the new year began. The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive.

In February 2019, signs of slowing global growth grew more ominous. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, a slower rate than reported for the prior two quarters. In a February report, the Bank of England forecast the slowest growth for 2019 since the financial crisis. China and the U.S. continued to wrangle over trade issues. By the end of the first quarter of 2019, more accommodative Fed sentiment and steady, if not spectacular, U.S. economic and business metrics encouraged domestic investors.

Early second-quarter 2019 enthusiasm among investors faded.

During April 2019, favorable sentiment found additional support in reports of sustained low inflation, solid employment data, and first-quarter U.S. GDP of an annualized rate of 3.2%. During May, markets tumbled on mixed investment signals. In the U.S., partisan wrangling ramped up as Democrats and Republicans set their sights on 2020 presidential politics. The U.K.’s Brexit disagreements caused Prime Minister Theresa May to resign. Boris Johnson succeeded her only to exacerbate uncertainty about Brexit’s resolution ahead of an October 2019 deadline. The European Commission downgraded the 2019 growth forecast to 1.2%. The U.S. increased tariffs on products from China, China responded, and then talks broke down. President Donald Trump threatened to turn his foreign policy tariff tool to Mexico over immigration issues.

During the third quarter of 2019, investors regrouped. Just as the investment horizon appeared to darken, sentiment turned and U.S. equity markets gained during June and July. The gains, primarily driven by geopolitical and monetary policy events, pushed equity markets to new highs. European Central Bank President Mario Draghi said that if the outlook doesn’t improve, the bank would cut rates or buy more assets to prop up inflation. President Trump backed off of tariff threats against Mexico and China. In the U.S., the Fed implemented a 0.25% federal funds rate cut in July.

Later in July 2019, the U.S. reversed course and threatened to impose higher tariffs on China’s exports after talks failed. China responded with tariff threats of its own and devalued the renminbi, a move that roiled global markets. Major U.S. stock market indices closed July with the worst weekly results of the year. Bond prices gained as Treasury yields fell to levels not seen since November 2016 and the yield curve inverted at multiple points along the 30-year arc.

In a microcosm, August 2019 encapsulated many of the unnerving events that plagued investors during the prior 11 months. The U.S.-China trade relationship swung from antagonistic to hopeful and back again with no evident compromise on the horizon. Evidence of a continued global economic slowdown mounted. Central banks in China, New Zealand, and Thailand cut interest rates. Industrial and manufacturing data declined in China, Canada, Japan, and Germany. Adding to the uncertain environment, Italy’s prime minister resigned, many feared a crackdown in Hong Kong as protesters sustained their calls for reform throughout the month, and Boris Johnson planned to suspend Parliament as Brexit’s deadline neared.

In the U.S., September saw the Fed join other central banks in cutting interest rates. Manufacturing data in the U.S., as reported by the Institute for Supply Management, disappointed investors. The U.S. Congress announced it would pursue an impeachment investigation of President Trump. Meanwhile, the Brexit impasse showed no signs of

“The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years.”

Wells Fargo Strategic Income Fund  |  3

Letter to shareholders (unaudited)

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

resolution. Officials in China said that hitting the country’s economic growth goals for the year would be difficult considering the weight of tariffs and trade restrictions. So while the S&P 500 Index finished the third quarter with year-to-date returns that were the best in more than 20 years, amid signs of equity investors taking money out of the stock market, concerns about future returns remained.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may potentially unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

4  |  Wells Fargo Strategic Income Fund

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Performance highlights (unaudited)

Investment objective

The Fund seeks total return, consisting of a high level of current income and capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadvisers

Wells Capital Management Incorporated

Wells Fargo Asset Management (International) Limited

Portfolio managers

Niklas Nordenfelt, CFA®‡

Alex Perrin

Scott M. Smith, CFA®‡

Lauren van Biljon, CFA®‡

Noah Wise, CFA®‡

Average annual total returns (%) as of September 30, 2019

		Including sales charge			Excluding sales charge				Expense ratios[1] (%)

	Inception date	1 year	5 year	Since inception	1 year	5 year	Since inception		Gross	Net[2]

Class A (WSIAX)	1-31-2013	0.51	1.71	1.49	4.66	2.54	2.12		1.47	0.92

Class C (WSICX)	1-31-2013	3.00	1.80	1.38	4.00	1.80	1.38		2.22	1.67

Administrator Class (WSIDX)	1-31-2013	–	–	–	4.83	2.67	2.25		1.41	0.77

Institutional Class (WSINX)	1-31-2013	–	–	–	5.00	2.87	2.44		1.14	0.62

Bloomberg Barclays U.S. Universal Bond Index[3]	–	–	–	–	10.07	3.62	3.21	*	–	–

ICE BofAML 3-Month LIBOR Constant Maturity Index[4]	–	–	–	–	2.64	1.24	0.99	*	–	–
*	Return is based on Fund’s inception date.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. Loans are subject to risks similar to those associated with other below investment- grade bond investments, such as credit risk (for example, risk of issuer default), below-investment-grade bond risk (for example, risk of greater volatility in value), and risk that the loan may become illiquid or difficult to price. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to mortgage- and asset-backed securities risk, regulatory risk, and geographic risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo Strategic Income Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of September 30, 2019[5]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.02% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[2]

The manager has contractually committed through January 31, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at 0.90% for Class A, 1.65% for Class C, 0.75% for Administrator Class, and 0.60% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

The Bloomberg Barclays U.S. Universal Bond Index is an unmanaged market-value-weighted performance benchmark for the U.S. dollar–denominated bond market, which includes investment-grade, high-yield, and emerging markets debt securities with maturities of one year or more. You cannot invest directly in an index.

[4]

The ICE BofAML 3-Month LIBOR Constant Maturity Index is based on the assumed purchase of a synthetic instrument having 3 months to maturity and with a coupon equal to the closing quote for 3-Month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing 3-Month LIBOR rate) and is rolled into a new 3-month instrument. The index, therefore, will always have a constant maturity equal to exactly 3 months. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

[5]

The chart compares the performance of Class A shares since inception with the Bloomberg Barclays U.S. Universal Bond Index and the ICE BofAML 3-Month LIBOR Constant Maturity Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.00%.

[6]

The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

[7]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

Wells Fargo Strategic Income Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎

The Fund underperformed its index, the Bloomberg Barclays U.S. Universal Bond Index and outperformed the ICE BofAML 3-Month LIBOR Constant Maturity Index for the 12-month period that ended September 30, 2019.

∎

The Fund’s shorter duration posture compared with the Bloomberg Barclays U.S. Universal Bond Index detracted from performance, while the longer duration position relative to the ICE BofAML 3-Month LIBOR Constant Maturity Index contributed to performance.

∎

The Fund’s holdings in European investment-grade and high-yield corporate bonds, asset-backed securities (ABS), collateralized loan obligations (CLOs), and emerging market bonds contributed to performance. U.S. high yield tended to underperform similar-duration Treasuries during the period and, while posting positive returns, was a detractor relative to the Bloomberg Barclays U.S. Universal Bond Index.

Economic growth moderated and policy accommodation began.

Over the past four quarters, U.S. gross domestic product (GDP) grew by roughly 2% in real terms, which was in the range of the post-financial-crisis average, but has been trending slightly lower. Consumer spending was a contributor to growth over the period, topping business investment and government spending. Business investment, while being a contributor the prior year, started to wane and was a small detractor. Inventories and trade were also a net detractor from GDP growth, driven in part by the ongoing trade wars between the U.S. and China, among other countries.

While U.S. labor market job growth slowed toward period-end, it remains firm. Nonfarm payrolls expanded by an average of 179,000 jobs per month over the period, slightly lower than the prior period. The unemployment rate declined to 3.5% at the end of September 2019 from 3.7% a year earlier. Also encouraging was the increase in the employment/population ratio during the reporting period, reflecting both the fall in unemployment and a modest increase in the labor force participation rate. Wage gains of about 2.9% over the past 12 months were sufficient to support consumption growth without sparking fears of rising inflation. The CPI6 rose 1.7% over the past year, partially due to lower commodity prices from the prior year.

Ten largest holdings (%) as of September 30, 2019[7]

SPDR Barclays High Yield Bond ETF	2.92

iShares JPMorgan USD Emerging Markets Bond ETF	1.82

Verus Securitization Trust Series 2019-3 Class A2, 2.94%, 7-25-2059	1.25

Mexico, 6.50%, 6-9-2022	1.24

Russia, 6.90%, 5-23-2029	1.24

Indonesia, 7.00%, 5-15-2022	1.19

Bonos y Obligaciones del Estado, 0.25%, 7-30-2024	1.12

Longtrain Leasing III LLC Series 2015-1A Class A2, 4.06%, 1-15-2045	1.07

GS Mortgage Security Trust Series 2018-LUAU Class B, 3.43%, 11-15-2032	1.03

Hertz Fleet Lease Funding LP Series 2019-1 Class E, 4.62%, 1-10-2033	1.00

The U.S. Federal Reserve’s (Fed’s) rate-setting committee, the Federal Open Market Committee (FOMC), raised the federal funds rate once and cut the rate twice over the past 12 months, resulting in a net reduction in the range of 0.25%. The FOMC pivoted from normalization to accommodation at the end of 2018 following a slowdown in growth across Europe and other developed economies that resulted in weaker economic readings in the U.S. In addition, an inversion of the U.S. Treasury yield curve following more and more bonds having negative yields across Europe also led the Fed to react and cut rates in accordance with market sentiment beginning in the third quarter of 2019.

Interest rates were materially lower over the past 12 months across the yield curve. Yields on 2-year Treasuries fell by 118 basis points (bps; 100 bps equal 1.00%) during the period, while 10-year Treasuries were lower by 137 bps. Investment-grade credit spreads widened rapidly toward the end of 2018, as concerns of weakening global growth stoked recession fears in the U.S., but moderated as the 12-month period ended, finishing slightly wider than where they started.

Please see footnotes on page 7.

8  |  Wells Fargo Strategic Income Fund

Performance highlights (unaudited)

The Fund increased allocations to securitized sectors while decreasing exposures to U.S. credit.

During the period, the Fund reduced its positions in U.S. credit and leveraged loans while adding securitized and U.S. high-yield bonds. The decreased U.S. credit allocation has been a methodical decrease as spreads on most credit sectors continue to tighten in 2019 and remain inside of their five-year averages. Credit valuations continue to be less attractive than they were earlier in the year. In response, we have been adding to higher-quality securitized positions as the credit cycle continues to extend, where we’ve found more relative value and can move up in quality. As a result, our exposure to higher-quality collateralized mortgage obligations, ABS, CLOs, and commercial mortgage-backed securities increased over the period. European investment-grade and high-yield exposure was mostly unchanged during the period.

Portfolio composition as of September 30, 2019[8]

The Fund’s duration remained steady at around 2.0 years during the period.

While we continue to expect a moderately supportive macroeconomic environment, the credit cycle is closer to the end than the beginning and the risk of a recession has been rising. In addition, while the Fed has pivoted to an accommodative stance in 2019 and the market expects more rate cuts as the year closes, it’s not clear how trade wars and economic growth outside the U.S. will affect future decisions by the Fed.

Market volatility has ticked up and dispersion within sectors is increasing. Higher volatility and more dispersion creates opportunities to generate alpha through superior security selection, which we expect to be a key contributor to performance going forward. We remain cautious within lower-quality tiers of credit and have methodically moved the portfolio’s quality up to reflect our views as we look for opportunities.

Please see footnotes on page 7.

Wells Fargo Strategic Income Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2019 to September 30, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-2019	Ending account value 9-30-2019	Expenses paid during the period¹	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,027.26	$4.58	0.90%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.55	$4.57	0.90%

Class C

Actual	$1,000.00	$1,023.57	$8.39	1.65%

Hypothetical (5% return before expenses)	$1,000.00	$1,016.78	$8.36	1.65%

Administrator Class

Actual	$1,000.00	$1,028.22	$3.82	0.75%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.30	$3.81	0.75%

Institutional Class

Actual	$1,000.00	$1,028.85	$3.06	0.60%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.05	$3.05	0.60%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Strategic Income Fund

Portfolio of investments—September 30, 2019

	Interest rate	Maturity date	Principal	Value
Asset-Backed Securities: 8.07%
AmeriCredit Automobile Receivables Trust Series 2015-4 Class D	3.72%	12-8-2021	$300,000	$302,505
AmeriCredit Automobile Receivables Trust Series 2018-3 Class D	4.04	11-18-2024	1,100,000	1,151,463
Avis Budget Rental Car Funding LLC Series 2016-1A Class A 144A	2.99	6-20-2022	230,000	232,495
Avis Budget Rental Car Funding LLC Series 2017-1A Class C 144A	4.15	9-20-2023	650,000	667,188
Bank of the West Auto Trust Series 2018-1 Class C 144A	3.98	5-15-2024	1,100,000	1,139,316
Capital Auto Receivables Trust Series 2018-2 Class C 144A	3.69	12-20-2023	1,200,000	1,217,838
Chesapeake Funding II LLC Series 2017-3A Class C 144A	2.78	8-15-2029	800,000	804,780
Chesapeake Funding II LLC Series 2017-3A Class D 144A	3.38	8-15-2029	120,000	121,278
Chesapeake Funding II LLC Series 2017-4A Class D 144A	3.26	11-15-2029	400,000	402,838
Coinstar Funding LLC Series 2017-1A Class A2 144A	5.22	4-25-2047	1,089,913	1,122,462
Dell Equipment Finance Trust Series 2017-2 Class D 144A	3.27	10-23-2023	400,000	401,634
DRB Prime Student Loan Trust Series 2017-C Class C 144A	3.29	11-25-2042	416,263	416,915
Hertz Fleet Lease Funding LP Series 2019-1 Class E 144A	4.62	1-10-2033	1,550,000	1,561,363
Hertz Vehicle Financing LLC Series 2015-1A Class B 144A	3.52	3-25-2021	1,100,000	1,104,111
SMB Private Education Loan Trust Series 2015-C Class C 144A	4.50	9-17-2046	290,000	307,687
Tesla Auto Lease Trust Series 2018-A Class E 144A	4.94	3-22-2021	350,000	353,099
Tesla Auto Lease Trust Series 2018-B Class D 144A	5.29	11-22-2021	1,200,000	1,237,138

Total Asset-Backed Securities (Cost $12,291,297)				12,544,110

Corporate Bonds and Notes: 19.33%

Communication Services: 2.19%

Diversified Telecommunication Services: 0.22%
AT&T Incorporated	3.80	2-15-2027	265,000	280,800
Level 3 Financing Incorporated	5.38	1-15-2024	60,000	61,191

				341,991

Entertainment: 0.10%
Live Nation Entertainment Incorporated 144A	4.88	11-1-2024	150,000	155,406

Media: 1.63%
CCO Holdings LLC 144A	5.38	5-1-2025	150,000	155,625
Charter Communications Operating LLC	4.91	7-23-2025	700,000	769,284
Cinemark USA Incorporated	5.13	12-15-2022	75,000	75,938
Cox Communications Incorporated 144A	3.50	8-15-2027	200,000	209,664
CSC Holdings LLC 144A	5.50	5-15-2026	400,000	420,960
Gray Television Incorporated 144A	5.13	10-15-2024	100,000	103,625
Gray Television Incorporated 144A	5.88	7-15-2026	150,000	156,000
Lamar Media Corporation	5.00	5-1-2023	50,000	50,938
National CineMedia LLC	6.00	4-15-2022	175,000	176,750
Nexstar Escrow Incorporated 144A	5.63	7-15-2027	10,000	10,475
Nielsen Finance LLC 144A	5.00	4-15-2022	75,000	75,210
Outfront Media Capital Corporation	5.88	3-15-2025	100,000	103,125
Salem Media Group Incorporated 144A	6.75	6-1-2024	50,000	43,250
Scripps Escrow Incorporated 144A	5.88	7-15-2027	25,000	25,375
The E.W. Scripps Company 144A	5.13	5-15-2025	150,000	150,375

				2,526,594

Wireless Telecommunication Services: 0.24%
Sprint Communications Incorporated 144A	7.00	3-1-2020	150,000	152,438
Sprint Spectrum Company 144A	5.15	9-20-2029	65,000	70,525
T-Mobile USA Incorporated	4.75	2-1-2028	25,000	26,163
T-Mobile USA Incorporated	6.38	3-1-2025	120,000	124,315

				373,441

Wells Fargo Strategic Income Fund  |  11

Portfolio of investments—September 30, 2019

	Interest rate	Maturity date	Principal	Value
Consumer Discretionary: 1.87%

Auto Components: 0.42%
Adient Global Holdings 144A	3.50%	8-15-2024	$515,000	$475,947
Allison Transmission Incorporated 144A	4.75	10-1-2027	50,000	51,500
Allison Transmission Incorporated 144A	5.00	10-1-2024	50,000	51,094
Allison Transmission Incorporated 144A	5.88	6-1-2029	25,000	27,125
Cooper Tire & Rubber Company	8.00	12-15-2019	50,000	50,438

				656,104

Automobiles: 0.06%
Ford Motor Company	7.45	7-16-2031	80,000	91,783

Distributors: 0.26%
IAA Spinco Incorporated 144A	5.50	6-15-2027	100,000	105,500
LKQ Corporation	4.75	5-15-2023	300,000	303,750

				409,250

Diversified Consumer Services: 0.15%
Carriage Services Incorporated 144A	6.63	6-1-2026	75,000	76,838
Service Corporation International	4.63	12-15-2027	150,000	156,000

				232,838

Hotels, Restaurants & Leisure: 0.17%
KFC Holding Company 144A	5.00	6-1-2024	250,000	259,375

Specialty Retail: 0.62%
Asbury Automotive Group Incorporated	6.00	12-15-2024	175,000	181,125
Group 1 Automotive Incorporated	5.00	6-1-2022	50,000	50,500
Group 1 Automotive Incorporated 144A	5.25	12-15-2023	100,000	102,750
Lithia Motors Incorporated 144A	5.25	8-1-2025	175,000	182,438
Penske Auto Group Incorporated	3.75	8-15-2020	70,000	70,266
Penske Auto Group Incorporated	5.38	12-1-2024	150,000	154,313
Penske Auto Group Incorporated	5.75	10-1-2022	50,000	50,669
Sonic Automotive Incorporated	5.00	5-15-2023	175,000	177,188

				969,249

Textiles, Apparel & Luxury Goods: 0.19%
Levi Strauss & Company	5.00	5-1-2025	200,000	207,712
The William Carter Company 144A	5.63	3-15-2027	75,000	80,250

				287,962

Consumer Staples: 0.02%

Food Products: 0.02%
Darling Ingredients Incorporated 144A	5.25	4-15-2027	25,000	26,250

Energy: 2.46%

Energy Equipment & Services: 0.41%
Diamond Offshore Drilling Incorporated	4.88	11-1-2043	125,000	57,813
Era Group Incorporated	7.75	12-15-2022	40,000	40,600
Hilcorp Energy Company 144A	5.75	10-1-2025	175,000	162,750
NGPL PipeCo LLC 144A	7.77	12-15-2037	100,000	129,586

12  |  Wells Fargo Strategic Income Fund

Portfolio of investments—September 30, 2019

	Interest rate	Maturity date	Principal	Value
Energy Equipment & Services (continued)
Oceaneering International Incorporated	6.00%	2-1-2028	$150,000	$143,625
USA Compression Partners LP	6.88	4-1-2026	100,000	103,750

				638,124

Oil, Gas & Consumable Fuels: 2.05%
Antero Midstream Partners LP 144A	5.75	1-15-2028	50,000	41,500
Archrock Partners LP 144A	6.88	4-1-2027	100,000	106,121
Carrizo Oil & Gas Incorporated	8.25	7-15-2025	100,000	97,960
Cheniere Energy Partners LP 144A	4.50	10-1-2029	25,000	25,609
Cheniere Energy Partners LP	5.25	10-1-2025	100,000	104,025
Cheniere Energy Partners LP	5.63	10-1-2026	100,000	106,115
Denbury Resources Incorporated 144A	9.00	5-15-2021	75,000	69,563
Denbury Resources Incorporated 144A	9.25	3-31-2022	100,000	87,500
EnLink Midstream Partners LP	4.40	4-1-2024	50,000	48,153
EnLink Midstream Partners LP	4.85	7-15-2026	225,000	213,750
Gulfport Energy Corporation	6.00	10-15-2024	150,000	108,503
Indigo Natural Resources LLC 144A	6.88	2-15-2026	125,000	112,656
Murphy Oil Corporation	5.75	8-15-2025	155,000	157,325
Murphy Oil Corporation	6.88	8-15-2024	50,000	52,250
Nabors Industries Incorporated	5.75	2-1-2025	150,000	111,000
Rockies Express Pipeline LLC 144A	5.63	4-15-2020	150,000	152,063
Rockies Express Pipeline LLC 144A	6.88	4-15-2040	75,000	81,623
Rose Rock Midstream LP	5.63	11-15-2023	100,000	102,375
SemGroup Corporation	7.25	3-15-2026	125,000	135,313
Southern Star Central Corporation 144A	5.13	7-15-2022	200,000	201,500
Sunoco Logistics Partner LP	5.40	10-1-2047	750,000	818,217
Tallgrass Energy Partners LP 144A	5.50	9-15-2024	250,000	248,750
Ultra Resources Incorporated 144A	7.13	4-15-2025	75,000	6,000

				3,187,871

Financials: 5.18%

Banks: 0.95%
Bank of America Corporation (3 Month LIBOR +4.55%) ±	6.30	12-29-2049	265,000	298,125
Deutsche Bank AG	4.88	12-1-2032	500,000	452,690
JPMorgan Chase & Company (3 Month LIBOR +3.25%) ±	5.15	12-29-2049	350,000	360,063
JPMorgan Chase & Company (3 Month LIBOR +3.30%) ±	6.00	12-31-2049	100,000	106,857
PNC Financial Services (3 Month LIBOR +3.30%) ±	5.00	12-29-2049	250,000	259,375

				1,477,110

Capital Markets: 0.27%
Blackstone Holdings Finance Company LLC 144A	3.15	10-2-2027	100,000	103,203
Goldman Sachs Group Incorporated	4.25	10-21-2025	300,000	321,597

				424,800

Consumer Finance: 1.89%
FirstCash Incorporated 144A	5.38	6-1-2024	175,000	180,250
Ford Motor Credit Company LLC	3.20	1-15-2021	1,500,000	1,501,968
General Motors Financial Company Incorporated	5.65	1-17-2029	170,000	187,461
Springleaf Finance Corporation	6.63	1-15-2028	100,000	107,530
Springleaf Finance Corporation	7.13	3-15-2026	25,000	27,733
Springleaf Finance Corporation	7.75	10-1-2021	150,000	163,125
Synchrony Financial	3.95	12-1-2027	750,000	768,988

				2,937,055

Wells Fargo Strategic Income Fund  |  13

Portfolio of investments—September 30, 2019

	Interest rate	Maturity date	Principal	Value
Diversified Financial Services: 0.17%
LPL Holdings Incorporated 144A	5.75%	9-15-2025	$250,000	$260,000

Insurance: 1.90%
American Equity Investment Life Insurance Company	5.00	6-15-2027	100,000	105,112
Brighthouse Financial Incorporated	4.70	6-22-2047	745,000	665,017
Guardian Life Insurance Company 144A	4.85	1-24-2077	200,000	253,255
HUB International Limited 144A	7.00	5-1-2026	175,000	180,031
Lincoln National Corporation	7.00	6-15-2040	855,000	1,219,405
MetLife Incorporated	6.40	12-15-2066	200,000	237,181
PartnerRe Finance LLC	3.70	7-2-2029	180,000	187,605
USI Incorporated 144A	6.88	5-1-2025	100,000	101,498

				2,949,104

Health Care: 1.84%

Health Care Providers & Services: 1.73%
CHS Incorporated «	5.13	8-1-2021	175,000	174,563
CVS Health Corporation	5.05	3-25-2048	730,000	830,180
Davita Incorporated	5.00	5-1-2025	150,000	149,438
Highmark Incorporated 144A	6.13	5-15-2041	850,000	1,044,666
MPH Acquisition Holdings LLC 144A	7.13	6-1-2024	25,000	23,031
MPT Operating Partnership LP	5.25	8-1-2026	200,000	209,550
Select Medical Corporation 144A	6.25	8-15-2026	125,000	130,625
Tenet Healthcare Corporation	5.13	5-1-2025	125,000	126,725

				2,688,778

Health Care Technology: 0.11%
Change Healthcare Holdings Incorporated 144A	5.75	3-1-2025	175,000	177,625

Industrials: 1.23%

Aerospace & Defense: 0.07%
RBS Global & Rexnord LLC 144A	4.88	12-15-2025	100,000	102,740

Airlines: 0.10%
United Airlines	4.15	2-25-2033	150,000	163,763

Commercial Services & Supplies: 0.32%
Advanced Disposal Services Incorporated 144A	5.63	11-15-2024	50,000	52,188
Covanta Holding Corporation	5.88	3-1-2024	75,000	77,250
Covanta Holding Corporation	6.00	1-1-2027	75,000	78,938
KAR Auction Services Incorporated 144A	5.13	6-1-2025	275,000	284,625

				493,001

Electrical Equipment: 0.10%
Resideo Funding Incorporated 144A	6.13	11-1-2026	150,000	158,250

Industrial Conglomerates: 0.26%
General Electric Company (3 Month LIBOR +3.33%) ±	5.00	12-29-2049	430,000	407,963

Machinery: 0.17%
Stevens Holding Company Incorporated 144A	6.13	10-1-2026	150,000	159,563
Trimas Corporation 144A	4.88	10-15-2025	100,000	101,750

				261,313

Trading Companies & Distributors: 0.12%
Fortress Transportation and Infrastructure Investors LLC 144A	6.50	10-1-2025	175,000	179,813

14  |  Wells Fargo Strategic Income Fund

Portfolio of investments—September 30, 2019

	Interest rate	Maturity date	Principal	Value
Transportation Infrastructure: 0.09%
Toll Road Investors Partnership II LP 144A¤	0.00%	2-15-2027	$200,000	$138,708

Information Technology: 1.95%

Communications Equipment: 0.54%
CommScope Technologies Finance LLC 144A	6.00	6-15-2025	50,000	45,125
Motorola Solutions Incorporated	5.50	9-1-2044	750,000	799,691

				844,816

IT Services: 0.37%
Cardtronics Incorporated 144A	5.50	5-1-2025	150,000	152,250
Gartner Incorporated 144A	5.13	4-1-2025	325,000	340,031
Zayo Group LLC	6.38	5-15-2025	75,000	77,235

				569,516

Semiconductors & Semiconductor Equipment: 0.45%
Broadcom Corporation	3.88	1-15-2027	695,000	698,593

Software: 0.43%
Citrix Systems Incorporated	4.50	12-1-2027	250,000	270,321
Fair Isaac Corporation 144A	5.25	5-15-2026	200,000	213,500
SS&C Technologies Incorporated 144A	5.50	9-30-2027	25,000	26,126
Symantec Corporation 144A	5.00	4-15-2025	150,000	151,661

				661,608

Technology Hardware, Storage & Peripherals: 0.16%
NCR Corporation	5.00	7-15-2022	50,000	50,563
NCR Corporation	5.88	12-15-2021	100,000	100,750
NCR Corporation	6.38	12-15-2023	100,000	102,750

				254,063

Materials: 0.60%

Containers & Packaging: 0.53%
Flex Acquisition Company Incorporated 144A	6.88	1-15-2025	100,000	91,210
Flex Acquisition Company Incorporated 144A	7.88	7-15-2026	50,000	45,875
Owens-Illinois Incorporated 144A	6.38	8-15-2025	125,000	132,500
Silgan Holdings Incorporated	3.25	3-15-2025	500,000	557,918

				827,503

Metals & Mining: 0.07%
Novelis Corporation 144A	5.88	9-30-2026	75,000	78,656
Novelis Corporation 144A	6.25	8-15-2024	25,000	26,125

				104,781

Real Estate: 1.24%

Equity REITs: 0.99%
CoreCivic Incorporated	4.63	5-1-2023	100,000	96,889
ESH Hospitality Incorporated 144A	4.63	10-1-2027	25,000	25,063
ESH Hospitality Incorporated 144A	5.25	5-1-2025	200,000	206,750
Sabra Health Care LP	5.38	6-1-2023	250,000	254,725
SBA Tower Trust 144A	2.84	1-15-2025	500,000	500,665
Tanger Properties LP	3.75	12-1-2024	400,000	408,801
The Geo Group Incorporated	5.88	10-15-2024	50,000	43,000

				1,535,893

Wells Fargo Strategic Income Fund  |  15

Portfolio of investments—September 30, 2019

	Interest rate	Maturity date	Principal		Value
Real Estate Management & Development: 0.25%
Washington Prime Group Incorporated	3.85%	4-1-2020		$400,000	$397,696

Utilities: 0.75%

Electric Utilities: 0.27%
Oglethorpe Power Corporation	4.25	4-1-2046		400,000	415,252

Gas Utilities: 0.01%
Suburban Propane Partners LP	5.88	3-1-2027		25,000	25,551

Independent Power & Renewable Electricity Producers: 0.47%
NSG Holdings LLC 144A	7.75	12-15-2025		79,851	85,640
Pattern Energy Group Incorporated 144A	5.88	2-1-2024		325,000	332,719
TerraForm Global Operating LLC 144A	6.13	3-1-2026		25,000	25,688
TerraForm Power Operating LLC 144A	5.00	1-31-2028		275,000	286,000

					730,047

Total Corporate Bonds and Notes (Cost $28,553,122)					30,041,580

			Shares
Exchange-Traded Funds: 4.74%
iShares JPMorgan USD Emerging Markets Bond ETF				25,000	2,833,750
SPDR Barclays High Yield Bond ETF				41,666	4,530,761

Total Exchange-Traded Funds (Cost $7,300,522)					7,364,511

			Principal
Foreign Corporate Bonds and Notes: 7.98%

Communication Services: 0.38%

Diversified Telecommunication Services: 0.30%
Global Switch Holdings Limited	2.25	5-31-2027	EUR	400,000	474,742

Media: 0.08%
Altice (Luxembourg) SA	7.25	5-15-2022	EUR	64,337	71,538
Altice (Luxembourg) SA 144A	7.25	5-15-2022	EUR	42,892	47,692

					119,230

Consumer Discretionary: 1.26%

Auto Components: 0.29%
HP Pelzer Holding Gmbh 144A	4.13	4-1-2024	EUR	450,000	456,144

Automobiles: 0.38%
Peugeot SA Company	2.00	3-20-2025	EUR	500,000	586,349

Diversified Consumer Services: 0.30%
Intertrust Group BV 144A	3.38	11-15-2025	EUR	400,000	458,324

Hotels, Restaurants & Leisure: 0.29%
Accor SA	1.25	1-25-2024	EUR	400,000	451,265

Consumer Staples: 1.47%

Food & Staples Retailing: 0.54%
Casino Guichard Perracho SA	3.58	2-7-2025	EUR	400,000	382,386
Tasty Bondco 1 SA 144A	6.25	5-15-2026	EUR	400,000	457,788

					840,174

16  |  Wells Fargo Strategic Income Fund

Portfolio of investments—September 30, 2019

	Interest rate	Maturity date	Principal		Value
Food Products: 0.63%
Danone SA	1.75%	12-31-2099	EUR	400,000	$445,247
Sigma Holdings Company BV 144A	5.75	5-15-2026	EUR	500,000	538,762

					984,009

Household Products: 0.30%
Energizer Gamma Acquisition BV 144A	4.63	7-15-2026	EUR	400,000	460,177

Energy: 0.67%

Oil, Gas & Consumable Fuels: 0.67%
Eni SpA	1.13	9-19-2028	EUR	800,000	927,026
Total SA	3.88	12-29-2049	EUR	100,000	118,668

					1,045,694

Financials: 2.31%

Banks: 1.08%
Bankia SA	6.00	12-31-2099	EUR	600,000	675,188
Caixa Geral de Depositos SA	5.75	6-28-2028	EUR	400,000	488,123
Caixa Geral de Depositos SA	10.75	12-31-2099	EUR	400,000	506,291

					1,669,602

Consumer Finance: 0.29%
Fiat Chrysler Automobiles Bank SpA	1.00	11-15-2021	EUR	400,000	444,477

Diversified Financial Services: 0.66%
JAB Holdings BV	1.75	6-25-2026	EUR	400,000	465,400
LKQ European Holdings BV Company 144A	3.63	4-1-2026	EUR	500,000	570,940

					1,036,340

Thrifts & Mortgage Finance: 0.28%
Deutsche Pfandbriefbank AG	2.88	6-28-2027	EUR	400,000	439,535

Industrials: 0.95%

Commercial Services & Supplies: 0.59%
Paprec Holding SA 144A	4.00	3-31-2025	EUR	450,000	458,322
Prosegur Cash SA	1.38	2-4-2026	EUR	400,000	447,446

					905,768

Road & Rail: 0.36%
Europcar Groupe SA 144A	4.13	11-15-2024	EUR	500,000	560,044

Information Technology: 0.29%

IT Services: 0.29%
Capgemini SE	1.00	10-18-2024	EUR	400,000	453,636

Real Estate: 0.36%

Equity REITs: 0.29%
Unibail Rodamco SE	2.13	12-31-2099	EUR	400,000	446,499

Real Estate Management & Development: 0.07%
ATF Netherlands BV	1.50	7-15-2024	EUR	100,000	114,119

Wells Fargo Strategic Income Fund  |  17

Portfolio of investments—September 30, 2019

	Interest rate	Maturity date	Principal		Value
Utilities: 0.29%

Multi-Utilities: 0.29%
EP Infrastructure AS	1.66%	4-26-2024	EUR	400,000	$447,986

Total Foreign Corporate Bonds and Notes (Cost $12,553,879)					12,394,114

Foreign Government Bonds: 12.67%
Argentina ¤	0.00	5-28-2020	ARS	32,500,000	293,398
Bonos y Obligaciones del Estado 144A	0.25	7-30-2024	EUR	1,550,000	1,734,328
Bonos y Obligaciones del Estado	0.75	7-30-2021	EUR	770,000	858,565
Brazil	10.00	1-1-2021	BRL	2,440,000	620,688
Brazil	10.00	1-1-2027	BRL	2,615,000	738,027
Colombia	7.00	5-4-2022	COP	4,500,000,000	1,360,452
Indonesia	7.00	5-15-2022	IDR	26,000,000,000	1,856,211
Italy Buoni Poliennali del Tesoro	0.05	4-15-2021	EUR	750,000	821,328
Malaysia	3.88	3-10-2022	MYR	6,000,000	1,458,471
Mexico	6.50	6-9-2022	MXN	38,260,000	1,928,530
Republic of Peru	5.70	8-12-2024	PEN	4,465,000	1,475,916
Republic of South Africa	6.75	3-31-2021	ZAR	20,325,000	1,342,966
Republic of South Africa	8.75	2-28-2048	ZAR	7,975,000	465,766
Romania	3.40	3-8-2022	RON	4,000,000	917,098
Russia	6.90	5-23-2029	RUB	125,000,000	1,927,396
Turkey	8.50	9-14-2022	TRY	6,000,000	943,244
Turkey	13.00	11-13-2019	TRY	5,400,000	955,304

Total Foreign Government Bonds (Cost $20,487,847)					19,697,688

Loans: 2.56%

Communication Services: 0.56%

Media: 0.40%
Ancestry.com Incorporated (1 Month LIBOR +4.25%) ±‡	6.30	8-27-2026		$198,480	193,766
Gray Television Incorporated (3 Month LIBOR +2.50%) ±	4.83	1-2-2026		99,250	99,512
Mission Broadcasting Incorporated (1 Month LIBOR +2.25%) ±	4.35	1-17-2024		21,436	21,447
Nexstar Broadcasting Incorporated (1 Month LIBOR +2.25%) ±	4.29	1-17-2024		107,609	107,660
Nielsen Finance LLC (1 Month LIBOR +2.00%) ±	4.04	10-4-2023		198,477	198,328

					620,713

Wireless Telecommunication Services: 0.16%
Sprint Communications Incorporated (1 Month LIBOR +2.50%) ±	4.56	2-2-2024		247,462	245,529

Consumer Discretionary: 0.56%

Auto Components: 0.09%
Allison Transmission Incorporated (1 Month LIBOR +2.00%) ±	4.05	3-29-2026		140,734	141,731

Distributors: 0.19%
Spin Holdco Incorporated (3 Month LIBOR +3.25%) ±	5.57	11-14-2022		299,471	294,230

Hotels, Restaurants & Leisure: 0.28%
CCM Merger Incorporated (1 Month LIBOR +2.25%) ±	4.29	8-8-2021		241,214	241,289
Four Seasons Holdings Incorporated (1 Month LIBOR +2.00%) ±	4.04	11-30-2023		197,964	198,818

					440,107

Financials: 0.16%

Capital Markets: 0.07%
Tortoise Borrower LLC (1 Month LIBOR +3.50%) ±‡%%<	5.54	1-31-2025		99,747	98,749

18  |  Wells Fargo Strategic Income Fund

Portfolio of investments—September 30, 2019

	Interest rate	Maturity date	Principal	Value
Diversified Financial Services: 0.09%
Intelsat Jackson Holdings SA (1 Month LIBOR +3.75%) ±	5.80%	11-27-2023	$140,332	$140,639

Health Care: 0.20%

Pharmaceuticals: 0.20%
Valeant Pharmaceuticals International Incorporated (1 Month LIBOR +3.00%) ±	5.04	6-2-2025	313,994	315,140

Industrials: 0.44%

Commercial Services & Supplies: 0.02%
KAR Auction Services Incorporated (1 Month LIBOR +2.25%) ±‡	4.31	9-19-2026	22,771	22,856

Communications Equipment: 0.32%
Charter Communications Operating LLC (3 Month LIBOR +2.00%) ±	4.05	4-30-2025	494,962	497,684

Machinery: 0.10%
Columbus McKinnon Corporation (3 Month LIBOR +2.50%) ±‡	4.60	1-31-2024	160,053	160,453

Information Technology: 0.41%

Electronic Equipment, Instruments & Components: 0.38%
Dell International LLC (1 Month LIBOR +2.00%) ±	4.05	9-19-2025	586,140	588,708

Software: 0.03%
Emerald Topco Incorporated (1 Month LIBOR +3.50%) ±	5.54	7-24-2026	50,000	49,834

Materials: 0.13%

Containers & Packaging: 0.13%
RING Container Technologies (1 Month LIBOR +2.75%) ±%%<	4.79	10-31-2024	199,488	197,555

Real Estate: 0.10%

Real Estate Management & Development: 0.10%
Capital Automotive LP (1 Month LIBOR +2.50%) ±	4.55	3-24-2024	159,526	159,476

Total Loans (Cost $3,983,241)				3,973,404

Municipal Obligations: 0.85%

Illinois: 0.72%

GO Revenue: 0.63%
Chicago IL Refunding Bonds Taxable Project Series E	6.05	1-1-2029	155,000	165,228
Illinois Taxable Pension «	5.10	6-1-2033	750,000	812,355

				977,583

Tax Revenue: 0.09%
Chicago IL Transit Authority Taxable Pension Funding Series A	6.90	12-1-2040	100,000	139,980

				1,117,563

Maryland: 0.07%

Education Revenue: 0.07%
Maryland Health & HEFAR Green Street Academy Series B 144A	6.75	7-1-2023	100,000	100,434

Wells Fargo Strategic Income Fund  |  19

Portfolio of investments—September 30, 2019

	Interest rate	Maturity date	Principal	Value
Pennsylvania: 0.06%

Health Revenue: 0.06%
Quakertown PA General Authority USDA Loan Anticipation Notes Series 2017-B	3.80%	7-1-2021	$100,000	$100,013

Total Municipal Obligations (Cost $1,198,754)				1,318,010

Non-Agency Mortgage-Backed Securities: 31.42%
321 Henderson Receivables LLC Series 2013-2A Class A 144A	4.21	3-15-2062	1,006,082	1,123,283
321 Henderson Receivables LLC Series 2015-2A Class A 144A	3.87	3-15-2058	381,884	424,569
AFN LLC Series 2019-1A Class A2 144A‡	4.46	5-20-2049	700,000	729,632
ALM Loan Funding Series 2016-18A Class A2R (3 Month LIBOR +1.65%) 144A±	3.95	1-15-2028	600,000	598,610
Aqua Finance Trust Series 2019-A Class A 144A	3.14	7-16-2040	550,000	550,712
Arroyo Mortgage Trust Series 2019-1 Class A1 144A±±	3.81	1-25-2049	701,063	716,641
Arroyo Mortgage Trust Series 2019-2 Class A2 144A±±	3.50	4-25-2049	1,401,092	1,422,905
Avant Loans Funding Trust Series 2019-A Class A 144A	3.48	7-15-2022	695,137	697,707
Avery Point CLO Limited Series 2015-6A Class AR (3 Month LIBOR +1.05%) 144A±	3.34	8-5-2027	750,000	750,482
BB-UBS Trust Series 2012-TFT Class C 144A±±	3.58	6-5-2030	150,000	148,647
BCC Funding Corporation Series 2016-1 Class B 144A	2.73	4-20-2022	262,093	262,160
BlueMountain CLO Limited Series 2012-2A Class AR2 (3 Month LIBOR +1.05%) 144A±	3.19	11-20-2028	1,500,000	1,500,693
BlueMountain CLO Limited Series 2015-3A Class A1R (3 Month LIBOR +1.00%) 144A±	3.28	4-20-2031	700,000	695,694
Bowman Park CLO Limited Series 2014-1A Class AR (3 Month LIBOR +1.18%) 144A±	3.33	11-23-2025	1,260,791	1,262,164
CIFC Funding Limited Series 2018-1A Class B (3 Month LIBOR +1.40%) 144A±	4.18	4-18-2031	1,000,000	977,662
Citigroup Commercial Mortgage Trust Series 2018-C6 Class AS ±±	4.64	11-10-2051	1,000,000	1,151,640
CLI Funding LLC Series 2019-1A Class A 144A	3.71	5-18-2044	1,445,360	1,473,406
CLI Funding LLC Series 2019-1A Class B 144A	4.64	5-18-2044	578,152	590,878
Cole Park CLO Limited Series 2015-1A Class BR (3 Month LIBOR +1.60%) 144A±	3.88	10-20-2028	1,000,000	997,672
CommonBond Student Loan Trust Series 2018-CGS Class C 144A	4.35	2-25-2046	1,377,624	1,388,752
Consumer Lending Receivables LLC Series 2019-A Class A 144A	3.52	4-15-2026	805,900	810,085
Consumer Loan Underlying Bond Credit Trust Series 2018-P2 Class B 144A	4.10	10-15-2025	500,000	509,292
Consumer Loan Underlying Bond Credit Trust Series 2018-P3 Class A 144A	3.82	1-15-2026	628,664	634,321
Driven Brands Funding LLC Series 2019-2A Class A2 144A	3.98	10-20-2049	350,000	351,647
Foundation Finance Trust Series 2019-1A Class A 144A	3.86	11-15-2034	836,660	847,465
FREMF Mortgage Trust Series 2017-K724 Class B 144A±±	3.60	11-25-2023	400,000	410,192
GS Mortgage Security Trust Series 2014-GC22 Class AS	4.11	6-10-2047	1,450,000	1,538,225
GS Mortgage Security Trust Series 2018-LUAU Class B (1 Month LIBOR +1.40%) 144A±	3.43	11-15-2032	1,600,000	1,597,990
Harley Marine Financing LLC Barge Series 2018-1A Class A2 144A	5.68	5-15-2043	668,131	589,192
Longtrain Leasing III LLC Series 2015-1A Class A2 144A	4.06	1-15-2045	1,600,000	1,657,231
Marlette Funding Trust Series 2018-3A Class A 144A	3.20	9-15-2028	203,088	203,610
Marlette Funding Trust Series 2018-4A Class B 144A	4.21	12-15-2028	1,100,000	1,130,086
Marlette Funding Trust Series 2019-1A Class A 144A	3.44	4-16-2029	786,013	791,669
MidOcean Credit CLO Limited Series 2016-5A Class B1R (3 Month LIBOR +1.60%) 144A±	3.90	7-19-2028	500,000	496,308
MP CLO VIII Limited Series 2015-2A Class AR (3 Month LIBOR +0.91%) 144A±	3.17	10-28-2027	600,000	599,929

20  |  Wells Fargo Strategic Income Fund

Portfolio of investments—September 30, 2019

	Interest rate	Maturity date	Principal	Value

Non-Agency Mortgage-Backed Securities (continued)
Navistar Financial Dealer Note Series 2018-1 Class D (1 Month LIBOR +1.55%) 144A±	3.57%	9-25-2023	$600,000	$600,702
New Residential Mortgage Loan Trust Series 2019-NQM2 Class A1 144A±±	3.60	4-25-2049	873,021	884,297
Onemain Financial Issuance Trust Series 2019-1A Class D 144A	4.22	2-14-2031	1,100,000	1,145,932
Oxford Finance Funding Trust Series 2019-1A Class A2 144A	4.46	2-15-2027	800,000	820,288
SoFi Consumer Loan Program Trust Series 2016-3 Class A 144A	3.05	12-26-2025	95,561	95,928
SoFi Consumer Loan Program Trust Series 2017-2 Class A 144A	3.28	2-25-2026	593,419	598,001
SoFi Consumer Loan Program Trust Series 2018-1 Class C 144A	3.97	2-25-2027	700,000	716,441
SoFi Consumer Loan Program Trust Series 2018-4 Class D 144A	4.76	11-26-2027	300,000	311,043
SoFi Professional Loan Program LLC Series 2016-A Class A2 144A	2.76	12-26-2036	147,388	148,305
SoFi Professional Loan Program LLC Series 2017-E Class B 144A	3.49	11-26-2040	300,000	308,375
Store Master Funding LLC Series 2014-1A Class A2 144A	5.00	4-20-2044	97,333	102,397
Store Master Funding LLC Series 2015-1A Class A1 144A	3.75	4-20-2045	1,349,525	1,377,182
Taco Bell Funding LLC Series 2018-1A Class A21 144A	4.32	11-25-2048	992,500	1,027,992
TCI Symphony CLO Limited Series 2016-1A Class BR (3 Month LIBOR +1.65%) 144A±	3.95	10-13-2029	1,500,000	1,492,232
Textainer Marine Containers Limited Series 2017-1A Class B 144A	4.85	5-20-2042	132,761	134,920
Textainer Marine Containers Limited Series 2017-2A Class B 144A	4.75	6-20-2042	81,851	83,174
Venture CDO Limited Series 2016-23A Class AR (3 Month LIBOR +1.07%) 144A±	3.37	7-19-2028	700,000	698,258
Venture CDO Limited Series 2017-28A Class A2 (3 Month LIBOR +1.11%) 144A±	3.39	7-20-2030	1,180,000	1,171,667
Venture CDO Limited Series 2018-35A Class AS (3 Month LIBOR +1.15%) 144A±	3.43	10-22-2031	1,300,000	1,299,645
Verus Securitization Trust Series 2019-1 Class A1 144A±±	3.84	2-25-2059	815,625	824,610
Verus Securitization Trust Series 2019-2 Class A1 144A±±	3.21	4-25-2059	894,586	899,489
Verus Securitization Trust Series 2019-3 Class A2 144A	2.94	7-25-2059	1,946,426	1,946,852
Voya CLO Limited Series 2015-1A Class A1R (3 Month LIBOR +0.90%) 144A±	3.20	1-18-2029	1,500,000	1,498,211
Voya CLO Limited Series 2019-1A Class A (3 Month LIBOR +1.17%) 144A±	3.81	4-15-2029	1,000,000	999,991

Total Non-Agency Mortgage-Backed Securities (Cost $48,104,698)				48,817,083

		Expiration date	Shares
Rights: 0.00%

Utilities: 0.00%

Independent Power & Renewable Electricity Producers: 0.00%
Vistra Energy Corporation †		12-31-2046	6,516	5,539

Total Rights (Cost $6,785)				5,539

			Principal
U.S. Treasury Securities: 0.66%
U.S. Treasury Bond	2.25	8-15-2049	$245,000	252,226
U.S. Treasury Bond	2.88	5-15-2049	180,000	210,108
U.S. Treasury Note	2.38	5-15-2029	535,000	568,291

Total U.S. Treasury Securities (Cost $996,622)				1,030,625

Wells Fargo Strategic Income Fund  |  21

Portfolio of investments—September 30, 2019

	Interest rate	Maturity date	Principal	Value
Yankee Corporate Bonds and Notes: 5.73%

Communication Services: 0.69%

Wireless Telecommunication Services: 0.69%
British Telecommunication	5.13%	12-4-2028	$800,000	$915,180
Connect Finco SARL 144A%%	6.75	10-1-2026	150,000	152,813

				1,067,993

Energy: 0.95%

Energy Equipment & Services: 0.05%
Valaris plc	5.75	10-1-2044	175,000	74,375

Oil, Gas & Consumable Fuels: 0.90%
Baytex Energy Corporation 144A	5.63	6-1-2024	150,000	138,000
Comision Federal de Electricidad 144A	4.75	2-23-2027	250,000	262,503
Petroleos Mexicanos Company 144A	6.84	1-23-2030	120,000	124,104
Woodside Finance Limited 144A	3.70	3-15-2028	850,000	872,719

				1,397,326

Financials: 3.11%

Banks: 1.59%
ABN AMRO Bank NV 144A	4.75	7-28-2025	200,000	215,197
Banco Internacional del Peru 144A«%%	3.25	10-4-2026	525,000	524,213
BPCE SA 144A	5.15	7-21-2024	305,000	334,012
Credit Agricole SA 144A	8.13	12-29-2049	265,000	311,706
Intesa Sanpaolo SpA 144A	5.71	1-15-2026	635,000	673,914
Perrigo Finance Unlimited Company	4.38	3-15-2026	400,000	413,511

				2,472,553

Capital Markets: 0.17%
Cadillac Fairview Corporation Limited 144A	4.13	2-1-2029	240,000	269,157

Diversified Financial Services: 0.20%
Intelsat Jackson Holdings SA	5.50	8-1-2023	300,000	279,870
Trivium Packaging Finance BV 144A	5.50	8-15-2026	25,000	26,280

				306,150

Insurance: 0.99%
Allied World Assurance Company Holdings Limited	4.35	10-29-2025	810,000	841,432
Swiss Re Finance (Luxembourg) SA (5 Year Treasury Constant Maturity +3.58%) 144A±	5.00	4-2-2049	400,000	441,500
Validus Holdings Limited	8.88	1-26-2040	160,000	262,866

				1,545,798

Thrifts & Mortgage Finance: 0.16%
Nationwide Building Society 144A	4.13	10-18-2032	250,000	249,192

Health Care: 0.60%

Pharmaceuticals: 0.60%
Bausch Health Companies Incorporated 144A	5.50	3-1-2023	11,000	11,138
Bausch Health Companies Incorporated 144A	5.50	11-1-2025	50,000	52,318
Bausch Health Companies Incorporated 144A	6.13	4-15-2025	225,000	233,438
Bausch Health Companies Incorporated 144A	7.00	3-15-2024	25,000	26,274

22  |  Wells Fargo Strategic Income Fund

Portfolio of investments—September 30, 2019

	Interest rate	Maturity date	Principal	Value

Pharmaceuticals (continued)
Teva Pharmaceutical Finance BV	2.20%	7-21-2021	$200,000	$182,750
Teva Pharmaceutical Finance BV	4.10	10-1-2046	50,000	31,375
Teva Pharmaceutical Finance Netherlands II BV	4.50	3-1-2025	400,000	368,912
Teva Pharmaceutical Finance Netherlands III BV	6.75	3-1-2028	25,000	20,500

				926,705

Industrials: 0.38%

Commercial Services & Supplies: 0.13%
Ritchie Brothers Auctioneers Incorporated 144A	5.38	1-15-2025	200,000	208,750

Electrical Equipment: 0.14%
Sensata Technologies BV 144A	6.25	2-15-2026	200,000	213,000

Transportation Infrastructure: 0.11%
Asciano Finance Limited 144A	4.63	9-23-2020	170,000	173,278

Total Yankee Corporate Bonds and Notes (Cost $8,506,010)				8,904,277

Yankee Government Bonds: 1.27%
Commonwealth of Bahamas	6.00	11-21-2028	200,000	211,752
Federal Democratic Republic of Ethiopia	6.63	12-11-2024	200,000	208,104
Mongolia Government	5.63	5-1-2023	200,000	201,998
Oman Government International Bond	5.63	1-17-2028	400,000	393,574
Province of Cordoba 144A	7.13	8-1-2027	550,000	308,000
Province of Santa Fe	7.00	3-23-2023	350,000	231,875
Republic of Rwanda	6.63	5-2-2023	200,000	215,792
Republic of Sri Lanka	5.75	1-18-2022	200,000	200,596

Total Yankee Government Bonds (Cost $2,260,005)				1,971,691

	Yield		Shares
Short-Term Investments: 4.50%

Investment Companies: 4.50%
Securities Lending Cash Investments LLC (l)(r)(u)	2.11		1,264,839	1,264,965
Wells Fargo Government Money Market Fund Select Class (l)(u)##	1.88		5,727,766	5,727,766

Total Short-Term Investments (Cost $6,992,731)				6,992,731

Total investments in securities (Cost $153,235,513)	99.78%	155,055,363

Other assets and liabilities, net	0.22	347,947

Total net assets	100.00%	$155,403,310

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
±	Variable rate investment. The rate shown is the rate in effect at period end.
«	All or a portion of this security is on loan.
¤	The security is issued in zero coupon form with no periodic interest payments.
‡	Security is valued using significant unobservable inputs.
±±

The coupon of the security is adjusted based on the principal and interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages.

<	All or a portion of the position represents an unfunded loan commitment.
†	Non-income-earning security
%%	The security is purchased on a when-issued basis.
(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
(u)	The rate represents the 7-day annualized yield at period end.
##	All or a portion of this security is segregated for when-issued securities and/or unfunded loans.

Wells Fargo Strategic Income Fund  |  23

Portfolio of investments—September 30, 2019

Abbreviations:

ARS	Argentine peso

BRL	Brazilian real

CDO	Collateralized debt obligation

CLO	Collateralized loan obligation

COP	Colombian peso

EUR	Euro

GBP	Great British pound

GO	General obligation

HEFAR	Higher Education Facilities Authority Revenue

IDR	Indonesian rupiah

INR	Indian rupee

LIBOR	London Interbank Offered Rate

MXN	Mexican peso

MYR	Malaysian ringgit

PEN	Peruvian sol

PLN	Polish zloty

REIT	Real estate investment trust

RON	Romanian leu

RUB	Russian ruble

TRY	Turkish lira

ZAR	South African rand

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Long

Euro-Bund Futures	8	12-6-2019	$1,517,921	$1,519,391	$1,470	$0

U.S. Long Bond	20	12-19-2019	3,269,566	3,246,250	0	(23,316)

2-Year U.S. Treasury Notes	24	12-31-2019	5,182,538	5,172,000	0	(10,538)

Short

Euro-BOBL Futures	(57)	12-6-2019	(8,464,282)	(8,427,550)	36,732	0

Euro-Schatz Futures	(161)	12-6-2019	(19,749,436)	(19,711,893)	37,543	0

10-Year Ultra Futures	(31)	12-19-2019	(4,497,850)	(4,414,593)	83,257	0

10-Year U.S. Treasury Notes	(119)	12-19-2019	(15,699,798)	(15,507,188)	192,610	0

U.S. Ultra Bond	(21)	12-19-2019	(4,197,805)	(4,030,032)	167,773	0

5-Year U.S. Treasury Notes	(60)	12-31-2019	(7,207,762)	(7,148,907)	58,855	0

					$578,240	$(33,854)

Forward Foreign Currency Contracts

Currency to be received	Currency to be delivered	Counterparty	Settlement date	Unrealized gains	Unrealized losses

1,881,049 USD	28,300,000 ZAR	State Street Bank	10-7-2019	$13,677	$0

10,000 PLN	2,616 USD	State Street Bank	10-28-2019	0	(121)

2,026,180 USD	7,730,000 PLN	State Street Bank	10-28-2019	97,931	0

7,720,000 PLN	2,019,740 USD	State Street Bank	10-28-2019	0	(93,985)

1,952,183 USD	124,725,000 RUB	State Street Bank	10-29-2019	35,478	0

37,875,000 INR	529,424 USD	State Street Bank	11-7-2019	3,023	0

38,900,000 INR	544,277 USD	State Street Bank	11-7-2019	2,580	0

24  |  Wells Fargo Strategic Income Fund

Portfolio of investments—September 30, 2019

Forward Foreign Currency Contracts (continued)

Currency to be received	Currency to be delivered	Counterparty	Settlement date	Unrealized gains	Unrealized losses

47,800,000 INR	668,952 USD	State Street Bank	11-7-2019	$3,021	$0

14,150,000 INR	198,179 USD	State Street Bank	11-7-2019	742	0

1,941,024 USD	13,725,000 INR	State Street Bank	11-7-2019	0	(9,174)

1,982,969 USD	28,875,000,000 IDR	State Street Bank	11-8-2019	0	(43,286)

2,025,000,000 IDR	140,041 USD	State Street Bank	11-8-2019	2,060	0

885,000 EUR	822,906 GBP	State Street Bank	11-13-2019	0	(45,879)

105,000,000 JPY	823,361 GBP	State Street Bank	11-14-2019	0	(40,276)

1,431,933 USD	4,850,000,000 COP	State Street Bank	11-25-2019	41,735	0

19,891,109 USD	17,837,000 EUR	Citibank	12-31-2019	310,257	0

				$510,504	$(232,721)

Centrally Cleared Credit Default Swaps

Reference index	Fixed rate received	Payment frequency	Maturity date	Notional amount	Value	Premium paid	Unrealized gains	Unrealized losses

Sell protection

Markit CDX North America Investment Grade Index	5.00%	Quarterly	12-20-2023	1,455,000 USD	$112,404	$40,249	$72,155	$0

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	0	59,057,571	57,792,732	1,264,839	$0	$0	$40,867	#	$1,264,965
Wells Fargo Government Money Market Fund Select Class	5,204,420	241,719,829	241,196,483	5,727,766	0	0	233,512		5,727,766

					$0	$0	$274,379		$6,992,731	4.50%

#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Strategic Income Fund  |  25

Statement of assets and liabilities—September 30, 2019

Assets
Investments in unaffiliated securities (including $1,239,357 of securities loaned, at value (cost $146,242,782)	$148,062,632
Investments in affiliated securities, at value (cost $6,992,731)	6,992,731
Cash at broker segregated for futures contracts	668,477
Cash at broker segregated for centrally cleared swaps	133,852
Foreign currency, at value (cost $80,926)	79,801
Receivable for investments sold	914,983
Receivable for Fund shares sold	59,588
Receivable for interest	1,212,727
Receivable for securities lending income, net	1,243
Receivable for daily variation margin on centrally cleared swaps	3,395
Receivable for daily variation margin on open futures contracts	6,412
Unrealized gains on forward foreign currency contracts	510,504
Prepaid expenses and other assets	24,429

Total assets	158,670,774

Liabilities
Payable upon receipt of securities loaned	1,264,618
Payable for investments purchased	973,486
Unrealized losses on forward foreign currency contracts	232,721
Payable for Fund shares redeemed	139,407
Management fee payable	49,026
Administration fees payable	10,385
Trustees’ fees and expenses payable	2,240
Distribution fee payable	346
Overdraft due to custodian bank	441,666
Accrued expenses and other liabilities	153,569

Total liabilities	3,267,464

Total net assets	$155,403,310

Net assets consist of
Paid-in capital	$154,439,256
Total distributable earnings	964,054

Total net assets	$155,403,310

Computation of net asset value and offering price per share
Net assets – Class A	$1,394,195
Shares outstanding – Class A1	146,683
Net asset value per share – Class A	$9.50
Maximum offering price per share – Class A2	$9.90
Net assets – Class C	$520,294
Shares outstanding – Class C1	54,849
Net asset value per share – Class C	$9.49
Net assets – Administrator Class	$74,905
Shares outstanding – Administrator Class[1]	7,837
Net asset value per share – Administrator Class	$9.56
Net assets – Institutional Class	$153,413,916
Shares outstanding – Institutional Class[1]	16,157,346
Net asset value per share – Institutional Class	$9.49

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/96 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo Strategic Income Fund

Statement of operations—year ended September 30, 2019

Investment income
Interest (net of foreign interest withholding taxes of $23,415)	$6,220,310
Dividends	374,366
Income from affiliated securities	246,762

Total investment income	6,841,438

Expenses
Management fee	785,926
Administration fees
Class A	2,044
Class C	798
Administrator Class	996
Institutional Class	117,542
Shareholder servicing fees
Class A	3,193
Class C	1,247
Administrator Class	2,491
Distribution fee
Class C	3,735
Custody and accounting fees	39,160
Professional fees	55,710
Registration fees	58,604
Shareholder report expenses	29,260
Trustees’ fees and expenses	21,652
Other fees and expenses	6,518

Total expenses	1,128,876
Less: Fee waivers and/or expense reimbursements
Fund-level	(217,848)
Class A	(544)
Class C	(205)
Administrator Class	(1,860)

Net expenses	908,419

Net investment income	5,933,019

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	1,358,959
Futures contracts	(3,638,829)
Forward foreign currency contracts	835,315
Credit default swap contracts	334,927

Net realized losses on investments	(1,109,628)

Net change in unrealized gains (losses) on
Unaffiliated securities	2,799,250
Futures contracts	366,632
Forward foreign currency contracts	354,713
Credit default swap contracts	71,491

Net change in unrealized gains (losses) on investments	3,592,086

Net realized and unrealized gains (losses) on investments	2,482,458

Net increase in net assets resulting from operations	$8,415,477

The accompanying notes are an integral part of these financial statements.

Wells Fargo Strategic Income Fund  |  27

Statement of changes in net assets

	Year ended September 30, 2019		Year ended September 30, 2018

Operations
Net investment income		$5,933,019		$1,753,605
Net realized gains (losses) on investments		(1,109,628)		867,473
Net change in unrealized gains (losses) on investments		3,592,086		(1,713,628)

Net increase in net assets resulting from operations		8,415,477		907,450

Distributions to shareholders from net investment income and net realized gains
Class A		(49,220)		(40,704)
Class C		(15,657)		(12,934)
Administrator Class		(32,865)		(108,162)
Institutional Class		(5,853,845)		(1,581,265)

Total distributions to shareholders		(5,951,587)		(1,743,065)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	348,536	3,298,070	215,486	2,047,731
Class C	31,806	297,418	37,056	354,156
Administrator Class	7,156	67,124	533,993	5,101,091
Institutional Class	18,145,872	169,524,726	2,003,885	19,068,416

		173,187,338		26,571,394

Reinvestment of distributions
Class A	5,230	49,054	4,259	40,371
Class C	1,676	15,657	1,362	12,886
Administrator Class	3,474	32,494	11,373	107,817
Institutional Class	596,321	5,581,802	166,687	1,581,265

		5,679,007		1,742,339

Payment for shares redeemed
Class A	(341,311)	(3,228,609)	(179,015)	(1,698,518)
Class C	(33,529)	(314,988)	(25,570)	(242,124)
Administrator Class	(581,301)	(5,483,073)	(25,370)	(241,452)
Institutional Class	(7,379,074)	(69,328,595)	(2,163,121)	(20,590,368)

		(78,355,265)		(22,772,462)

Net increase in net assets resulting from capital share transactions		100,511,080		5,541,271

Total increase in net assets		102,974,970		4,705,656

Net assets
Beginning of period		52,428,340		47,722,684

End of period		$155,403,310		$52,428,340

The accompanying notes are an integral part of these financial statements.

28  |  Wells Fargo Strategic Income Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30				Year ended October 31
CLASS A	2019	2018	2017	2016[1]	2015	2014
Net asset value, beginning of period	$9.43	$9.59	$9.25	$9.13	$9.72	$9.66
Net investment income	0.34 [2]	0.31 [2]	0.33 [2]	0.31	0.34	0.37
Net realized and unrealized gains (losses) on investments	0.09	(0.16)	0.22	(0.01)	(0.69)	(0.05)

Total from investment operations	0.43	0.15	0.55	0.30	(0.35)	0.32
Distributions to shareholders from
Net investment income	(0.36)	(0.31)	(0.21)	(0.13)	(0.22)	(0.26)
Tax basis return of capital	0.00	0.00	0.00	(0.05)	(0.02)	0.00

Total distributions to shareholders	(0.36)	(0.31)	(0.21)	(0.18)	(0.24)	(0.26)
Net asset value, end of period	$9.50	$9.43	$9.59	$9.25	$9.13	$9.72
Total return[3]	4.66%	1.59%	6.05%	3.34%	(3.64)%	3.36%
Ratios to average net assets (annualized)
Gross expenses	1.09%	1.45%	1.78%	1.80%	1.63%	1.51%
Net expenses	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income	3.65%	3.26%	3.47%	3.85%	3.77%	4.02%
Supplemental data
Portfolio turnover rate	116%	50%	65%	52%	53%	51%
Net assets, end of period (000s omitted)	$1,394	$1,266	$896	$1,047	$928	$714

[1]	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2016.

[2]	Calculated based upon average shares outstanding

[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Strategic Income Fund  |  29

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30				Year ended October 31
CLASS C	2019	2018	2017	2016[1]	2015	2014
Net asset value, beginning of period	$9.41	$9.57	$9.22	$9.10	$9.71	$9.65
Net investment income	0.27	0.23	0.29	0.25	0.28	0.31
Net realized and unrealized gains (losses) on investments	0.10	(0.15)	0.18	(0.02)	(0.68)	(0.06)

Total from investment operations	0.37	0.08	0.47	0.23	(0.40)	0.25
Distributions to shareholders from
Net investment income	(0.29)	(0.24)	(0.12)	(0.08)	(0.19)	(0.19)
Tax basis return of capital	0.00	0.00	0.00	(0.03)	(0.02)	0.00

Total distributions to shareholders	(0.29)	(0.24)	(0.12)	(0.11)	(0.21)	(0.19)
Net asset value, end of period	$9.49	$9.41	$9.57	$9.22	$9.10	$9.71
Total return[2]	4.00%	0.88%	5.20%	2.67%	(4.35)%	2.61%
Ratios to average net assets (annualized)
Gross expenses	1.84%	2.20%	2.59%	2.54%	2.37%	2.25%
Net expenses	1.65%	1.65%	1.65%	1.65%	1.65%	1.65%
Net investment income	2.92%	2.52%	2.80%	3.10%	3.02%	3.25%
Supplemental data
Portfolio turnover rate	116%	50%	65%	52%	53%	51%
Net assets, end of period (000s omitted)	$520	$517	$403	$766	$711	$835

[1]	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2016.

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

30  |  Wells Fargo Strategic Income Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30				Year ended October 31
ADMINISTRATOR CLASS	2019	2018	2017	2016[1]	2015	2014
Net asset value, beginning of period	$9.46	$9.61	$9.29	$9.16	$9.74	$9.66
Net investment income	0.36 [2]	0.33 [2]	0.34 [2]	0.33 [2]	0.37	0.39
Net realized and unrealized gains (losses) on investments	0.09	(0.16)	0.20	(0.01)	(0.70)	(0.05)

Total from investment operations	0.45	0.17	0.54	0.32	(0.33)	0.34
Distributions to shareholders from
Net investment income	(0.35)	(0.32)	(0.22)	(0.14)	(0.22)	(0.26)
Tax basis return of capital	0.00	0.00	0.00	(0.05)	(0.03)	0.00

Total distributions to shareholders	(0.35)	(0.32)	(0.22)	(0.19)	(0.25)	(0.26)
Net asset value, end of period	$9.56	$9.46	$9.61	$9.29	$9.16	$9.74
Total return[3]	4.83%	1.81%	5.91%	3.52%	(3.51)%	3.63%
Ratios to average net assets (annualized)
Gross expenses	1.08%	1.38%	1.72%	1.74%	1.56%	1.46%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	3.80%	3.48%	3.64%	4.00%	3.92%	4.18%
Supplemental data
Portfolio turnover rate	116%	50%	65%	52%	53%	51%
Net assets, end of period (000s omitted)	$75	$5,471	$562	$597	$496	$554

[1]	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2016.

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Strategic Income Fund  |  31

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30				Year ended October 31
INSTITUTIONAL CLASS	2019	2018	2017	2016[1]	2015	2014
Net asset value, beginning of period	$9.42	$9.58	$9.24	$9.14	$9.71	$9.66
Net investment income	0.37 [2]	0.34	0.35 [2]	0.34	0.40	0.41 [2]
Net realized and unrealized gains (losses) on investments	0.09	(0.16)	0.24	(0.02)	(0.71)	(0.07)

Total from investment operations	0.46	0.18	0.59	0.32	(0.31)	0.34
Distributions to shareholders from
Net investment income	(0.39)	(0.34)	(0.25)	(0.16)	(0.23)	(0.29)
Tax basis return of capital	0.00	0.00	0.00	(0.06)	(0.03)	0.00

Total distributions to shareholders	(0.39)	(0.34)	(0.25)	(0.22)	(0.26)	(0.29)
Net asset value, end of period	$9.49	$9.42	$9.58	$9.24	$9.14	$9.71
Total return[3]	5.00%	1.93%	6.43%	3.55%	(3.28)%	3.60%
Ratios to average net assets (annualized)
Gross expenses	0.75%	1.12%	1.40%	1.46%	1.19%	1.14%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	3.97%	3.54%	3.71%	4.16%	4.04%	4.25%
Supplemental data
Portfolio turnover rate	116%	50%	65%	52%	53%	51%
Net assets, end of period (000s omitted)	$153,414	$45,175	$45,862	$23,190	$17,564	$38,664

[1]	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2016.

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

32  |  Wells Fargo Strategic Income Fund

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Strategic Income Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Swap contracts are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Forward foreign currency contracts are recorded at the forward rate provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Wells Fargo Strategic Income Fund  |  33

Notes to financial statements

Forward foreign currency contracts

A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund is subject to foreign currency risk and may be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allows the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Loans

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.

Futures contracts

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and foreign exchange rates and is subject to interest rate risk and/or foreign currency risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.

34  |  Wells Fargo Strategic Income Fund

Notes to financial statements

Upon entering into a futures contracts, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

Swap contracts

Swap contracts are agreements between the Fund and a counterparty to exchange a series of cash flows over a specified period. Swap agreements are privately negotiated contracts between the Fund that are entered into as bilateral contracts in the OTC market (“OTC swaps”) or centrally cleared (“centrally cleared swaps”) with a central clearinghouse.

The Fund entered into centrally cleared swaps. In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. Upon entering into a centrally cleared swap, the Fund is required to deposit an initial margin with the broker in the form of cash or securities. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is shown as cash segregated for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). The variation margin is recorded as an unrealized gain (or loss) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

Credit default swaps

The Fund may enter into credit default swaps for hedging or speculative purposes to provide or receive a measure of protection against default on a referenced entity, obligation or index or a basket of single-name issuers or traded indexes. An index credit default swap references all the names in the index, and if a credit event is triggered, the credit event is settled based on that name’s weight in the index. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the protection seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring).

The Fund may enter into credit default swaps as either the seller of protection or the buyer of protection. If the Fund is the buyer of protection and a credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. If the Fund is the seller of protection and a credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

As the seller of protection, the Fund is subject to investment exposure on the notional amount of the swap and has assumed the risk of default of the underlying security or index. As the buyer of protection, the Fund could be exposed to risks if the seller of the protection defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates.

By entering into credit default swap contracts, the Fund is exposed to credit risk. In addition, certain credit default swap contracts entered into by the Fund provide for conditions that result in events of default or termination that enable the counterparty to the agreement to cause an early termination of the transactions under those agreements.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Wells Fargo Strategic Income Fund  |  35

Notes to financial statements

Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income monthly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of September 30, 2019, the aggregate cost of all investments for federal income tax purposes was $152,697,840 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$5,759,019

Gross unrealized losses	(2,507,172)

Net unrealized gains	$3,251,847

As of September 30, 2019, the Fund had capital loss carryforwards which consist of $178,628 in short-term capital losses and $2,228,956 in long-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

36  |  Wells Fargo Strategic Income Fund

Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Asset-backed securities	$0	$12,544,110	$0	$12,544,110

Corporate bonds and notes	0	30,041,580	0	30,041,580

Exchange-traded funds	7,364,511	0	0	7,364,511

Foreign corporate bonds and notes	0	12,394,114	0	12,394,114

Foreign government bonds	0	19,697,688	0	19,697,688

Loans	0	3,497,580	475,824	3,973,404

Municipal obligations	0	1,318,010	0	1,318,010

Non-agency mortgage-backed securities	0	48,087,451	729,632	48,817,083

Rights

Utilities	0	5,539	0	5,539

U.S. Treasury securities	1,030,625	0	0	1,030,625

Yankee corporate bonds and notes	0	8,904,277	0	8,904,277

Yankee government bonds and notes	0	1,971,691	0	1,971,691

Short-term investments

Investment companies	6,992,731	0	0	6,992,731

	15,387,867	138,462,040	1,205,456	155,055,363

Futures contracts	578,240	0	0	578,240

Forward foreign currency contracts	0	510,504	0	510,504

Credit default swap contracts	0	72,155	0	72,155

Total assets	$15,966,107	$139,044,699	$1,205,456	$156,216,262

Liabilities

Futures contracts	$33,854	$0	$0	$33,854

Forward foreign currency contracts	0	232,721	0	232,721

Total liabilities	$33,854	$232,721	$0	$266,575

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

Futures contracts, forward foreign currency contracts and swap contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the tables following the Portfolio of Investments. For futures contracts and centrally cleared swaps, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.

For the year ended September 30, 2019, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadvisers and providing fund-level administrative services in connection

Wells Fargo Strategic Income Fund  |  37

Notes to financial statements

with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.525%

Next $500 million	0.500

Next $2 billion	0.475

Next $2 billion	0.450

Next $5 billion	0.415

Over $10 billion	0.405

For the year ended September 30, 2019, the management fee was equivalent to an annual rate of 0.525% of the Fund’s average daily net assets.

Funds Management has retained the services of certain subadvisers to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”) is a subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.30% and declining to 0.15% as the average daily net assets of the Fund increase. Wells Fargo Asset Management (International) Limited, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is also a subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase. Prior to August 1, 2019, Wells Fargo Asset Management (International), LLC was the subadviser for the Fund. Effective August 1, 2019, Wells Fargo Asset Management (International), LLC merged with Wells Fargo Asset Management (International) Limited and Wells Fargo Asset Management (International) Limited became the subadviser to the Fund. This transaction did not result in any changes to the services provided to the Fund or to the strategies or fees and expenses.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.16%

Administrator Class	0.10

Institutional Class	0.08

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through January 31, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.90% for Class A shares, 1.65% for Class C shares, 0.75% for Administrator Class shares, and 0.60% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

38  |  Wells Fargo Strategic Income Fund

Notes to financial statements

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended September 30, 2019, Funds Distributor received $308 from the sale of Class A. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended September 30, 2019.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2019 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$81,530,236	$186,239,775	$80,732,441	$79,447,185

As of September 30, 2019, the Fund had unfunded term loan commitments of $297,614.

6. SECURITIES LENDING TRANSACTIONS

The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of September 30, 2019, the Fund had securities lending transactions with the following counterparties which are subject to offset:

Counterparty	Value of securities on loan	Collateral received[1]	Net amount

Barclays Capital Inc.	$1,072,354	$(1,072,354)	$0

JPMorgan Securities LLC	167,003	(167,003)	0

[1]	Collateral received within this table is limited to the collateral for the net transaction with the counterparty.

7. DERIVATIVE TRANSACTIONS

During the year ended September 30, 2019, the Fund entered into futures contracts and forward foreign currency contracts for economic hedging purposes and credit default swap contracts as a substitute for taking a position in the underlying security or index to potentially enhance the Fund’s total return.

Wells Fargo Strategic Income Fund  |  39

Notes to financial statements

The volume of the Fund’s derivative activity during the year ended September 30, 2019 was as follows:

Futures contracts

Average notional balance on long futures	$2,380,240

Average notional balance on short futures	56,029,843
Forward foreign currency contracts

Average contract amounts to buy	$8,253,400

Average contract amounts to sell	31,773,924
Credit default swap contracts

Average notional balance	$8,887,994

The Fund’s credit default swap may contain provisions for early termination in the event the net assets of the Fund declines below specific levels identified by the counterparty. If these levels are triggered, the counterparty may terminate the transaction and seek payment or request full collateralization of the derivative transactions in net liability positions.

A summary of the location of derivative instruments on the financial statements by risk is outlined in the following tables.

The fair value of derivative instruments as of September 30, 2019 by risk type was as follows for the Fund:

	Asset derivatives			Liability derivatives

	Statement of Assets and Liabilities location	Fair value		Statement of Assets and Liabilities location	Fair value

Interest rate risk	Unrealized gains on futures contracts	$502,495	*	Unrealized losses on futures contracts	$33,854	*

Foreign currency risk	Unrealized gains on futures contracts	75,745	*	Unrealized losses on futures contracts	0	*

	Unrealized gains on forward foreign currency contracts	510,504		Unrealized losses on forward foreign currency contracts	232,721

Credit risk	Net unrealized gains on swap contracts	72,155	*	Net unrealized losses on swap contracts	0	*

		$1,160,899			$266,575

*

Amount represents cumulative unrealized gains (losses) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin as of September 30, 2019 is reported separately on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2019 was as follows for the Fund:

	Amount of realized gains(losses) on derivatives

	Futures contracts	Forward foreign currency contracts	Swap contracts	Total

Interest rate risk	$(3,655,326)	$0	$0	$(3,655,326)

Foreign currency risk	16,497	835,315	0	851,812

Credit risk	0	0	334,927	334,927

	$(3,638,829)	$835,315	$334,927	$(2,468,587)

	Change in unrealized gains (losses) on derivatives

	Futures contracts	Forward foreign currency contracts	Swap contracts	Total

Interest rate risk	$345,208	$0	$0	$345,208

Foreign currency risk	21,424	354,713	0	376,137

Credit risk	0	0	71,491	71,491

	$366,632	$354,713	$71,491	$792,836

40  |  Wells Fargo Strategic Income Fund

Notes to financial statements

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, for OTC derivatives is as follows:

Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets

State Street	$200,247	$(200,247)	$0	$0

Citibank	310,257	0	0	310,257

Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged	Net amount of liabilities

State Street	$232,721	$(200,247)	$0	$32,474

8. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended September 30, 2019, there were no borrowings by the Fund under the agreement.

9. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $5,951,587 and $1,743,065 of ordinary income for the years ended September 30, 2019 and September 30, 2018, respectively.

As of September 30, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward

$122,119	$3,251,847	$(2,407,584)

Wells Fargo Strategic Income Fund  |  41

Notes to financial statements

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium and requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount and discounts will continue to be accreted to the maturity date of the security. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. During the current reporting period, management of the Fund adopted the change in accounting policy which did not have a material impact to the Fund’s financial statements.

42  |  Wells Fargo Strategic Income Fund

Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Strategic Income Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of September 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the three-year period ended September 30, 2019, for the period ended September 30, 2016, and for each of the years in the two-year period ended October 31, 2015. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period ended September 30, 2019, for the period ended September 30, 2016, and for each of the years in the two-year period ended October 31, 2015, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

November 25, 2019

Wells Fargo Strategic Income Fund  |  43

Other information (unaudited)

TAX INFORMATION

For the fiscal year ended September 30, 2019, $3,062,673 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended September 30, 2019, 1.68% of the ordinary income distributed was derived from interest on U.S. government securities.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, which is available by visiting the SEC website at sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

44  |  Wells Fargo Strategic Income Fund

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 150 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Wells Fargo Strategic Income Fund  |  45

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

46  |  Wells Fargo Strategic Income Fund

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee[3] (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy[4] (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 64 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 86 funds and Assistant Treasurer of 64 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

[3]	Michelle Rhee became Chief Legal Officer effective October 22, 2019.

[4]	Catherine Kennedy became Secretary effective October 22, 2019.

Wells Fargo Strategic Income Fund  |  47

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Strategic Income Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 21-22, 2019 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Wells Fargo Strategic Income Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management; and (iii) an investment sub-advisory agreement with Wells Fargo Asset Management (International), LLC (“WFAM International”), an affiliate of Funds Management. The sub-advisory agreements with WellsCap and WFAM International (the “Sub-Advisers”) are collectively referred to as the Sub-Advisory Agreements, and the Management Agreement and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2019, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Advisers were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2019. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Advisers under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Advisers are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Advisers, and a description of Funds Management’s and the Sub-Advisers’ business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

48  |  Wells Fargo Strategic Income Fund

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2018. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than or in range of the average investment performance of the Universe for the one- and three-year periods under review, and lower than the average investment performance of the Universe for the five-year period under review. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Bloomberg Barclays U.S. Universal Bond Index, for the one- and five-year periods under review, but higher than its benchmark for the three-year period under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Advisers for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Advisers for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Advisers under the Sub-Advisory Agreements was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Advisers’ profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Wells Fargo Strategic Income Fund  |  49

Other information (unaudited)

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Advisers

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ businesses as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and WellsCap from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Advisers under each of the Advisory Agreements was reasonable.

50  |  Wells Fargo Strategic Income Fund

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo & Company. All rights reserved.

406809 11-19

A263/AR263 09-19

Annual Report

September 30, 2019

Wells Fargo C&B Mid Cap Value Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo C&B Mid Cap Value Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

“December’s S&P 500 Index performance was the worst since 1931.”

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo C&B Mid Cap Value Fund for the 12-month period that ended September 30, 2019. After the first half of the period yielded either low-single-digit or negative investment returns, U.S. stock and global bond investors generally saw markets recover during the second half amid intensifying market volatility, global economic growth concerns, international trade stare downs, and simmering geopolitical tensions.

Overall, fixed-income investors enjoyed a distinct advantage over stock investors. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 4.25% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 1.23%. The MSCI EM Index (Net)3 slipped 2.02%. Among fixed income investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 10.30%, the Bloomberg Barclays Global Aggregate ex-USD Index5 added 5.34%, the Bloomberg Barclays Municipal Bond Index6 gained 8.55%, and the ICE BofAML U.S. High Yield Index7 added 6.30%.

Investors confronted unsettling events during the fourth quarter of 2018.

During the fourth quarter of 2018, investors grew concerned about the pace and sustainability of the global economic expansion. The U.S. Bureau of Economic Analysis reported third-quarter U.S. gross domestic product (GDP) was 3.4% on an annualized basis, which was down from the second-quarter rate. A partial U.S. government shutdown occurred, which extended into January 2019. Brexit efforts stalled, causing uncertainty for the eurozone. The value of the renminbi declined even as the People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes in efforts to spur economic activity.

The combination of news in the U.S. and generally weak economic indicators outside of the U.S. caused investors to seek safe havens. December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. Even as indicators suggested growth was restrained, the U.S. Federal Reserve (Fed) increased the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) in December 2018 to a target range of between 2.25% and 2.50%. Many observers expressed concerns that higher rates could slow the economy further.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo C&B Mid Cap Value Fund

Letter to shareholders (unaudited)

The market climbs a wall of worry.

Investment returns early in 2019 appeared to reaffirm the adage that markets climb a wall of worry as the new year began. The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive.

In February 2019, signs of slowing global growth grew more ominous. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, a slower rate than reported for the prior two quarters. In a February report, the Bank of England forecast the slowest growth for 2019 since the financial crisis. China and the U.S. continued to wrangle over trade issues. By the end of the first quarter of 2019, more accommodative Fed sentiment and steady, if not spectacular, U.S. economic and business metrics encouraged domestic investors.

Early second-quarter 2019 enthusiasm among investors faded.

During April 2019, favorable sentiment found additional support in reports of sustained low inflation, solid employment data, and first-quarter U.S. GDP of an annualized rate of 3.2%. During May, markets tumbled on mixed investment signals. In the U.S., partisan wrangling ramped up as Democrats and Republicans set their sights on 2020 presidential politics. The U.K.’s Brexit disagreements caused Prime Minister Theresa May to resign. Boris Johnson succeeded her only to exacerbate uncertainty about Brexit’s resolution ahead of an October 2019 deadline. The European Commission downgraded the 2019 growth forecast to 1.2%. The U.S. increased tariffs on products from China, China responded, and then talks broke down. President Donald Trump threatened to turn his foreign policy tariff tool to Mexico over immigration issues.

During the third quarter of 2019, investors regrouped. Just as the investment horizon appeared to darken, sentiment turned and U.S. equity markets gained during June and July. The gains, primarily driven by geopolitical and monetary policy events, pushed equity markets to new highs. European Central Bank President Mario Draghi said that if the outlook doesn’t improve, the bank would cut rates or buy more assets to prop up inflation. President Trump backed off of tariff threats against Mexico and China. In the U.S., the Fed implemented a 0.25% federal funds rate cut in July.

Later in July 2019, the U.S. reversed course and threatened to impose higher tariffs on China’s exports after talks failed. China responded with tariff threats of its own and devalued the renminbi, a move that roiled global markets. Major U.S. stock market indices closed July with the worst weekly results of the year. Bond prices gained as Treasury yields fell to levels not seen since November 2016 and the yield curve inverted at multiple points along the 30-year arc.

In a microcosm, August 2019 encapsulated many of the unnerving events that plagued investors during the prior 11 months. The U.S.-China trade relationship swung from antagonistic to hopeful and back again with no evident compromise on the horizon. Evidence of a continued global economic slowdown mounted. Central banks in China, New Zealand, and Thailand cut interest rates. Industrial and manufacturing data declined in China, Canada, Japan, and Germany. Adding to the uncertain environment, Italy’s prime minister resigned, many feared a crackdown in Hong Kong as protesters sustained their calls for reform throughout the month, and Boris Johnson planned to suspend Parliament as Brexit’s deadline neared.

In the U.S., September saw the Fed join other central banks in cutting interest rates. Manufacturing data in the U.S., as reported by the Institute for Supply Management, disappointed investors. The U.S. Congress announced it would pursue an impeachment investigation of President Trump. Meanwhile, the Brexit impasse showed no signs of

“The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years.”

Wells Fargo C&B Mid Cap Value Fund  |  3

Letter to shareholders (unaudited)

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

resolution. Officials in China said that hitting the country’s economic growth goals for the year would be difficult considering the weight of tariffs and trade restrictions. So while the S&P 500 Index finished the third quarter with year-to-date returns that were the best in more than 20 years, amid signs of equity investors taking money out of the stock market, concerns about future returns remained.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may potentially unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

4  |  Wells Fargo C&B Mid Cap Value Fund

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Performance highlights (unaudited)

Investment objective

The Fund seeks maximum long-term return (current income and capital appreciation), consistent with minimizing risk to principal.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Cooke and Bieler, L.P.

Portfolio managers

Andrew B. Armstrong, CFA®‡

Wesley Lim, CFA®‡*

Steve Lyons, CFA®‡

Michael M. Meyer, CFA®‡

Edward W. O’Connor, CFA®‡

R. James O’Neil, CFA®‡

Mehul Trivedi, CFA®‡

William Weber, CFA®‡

Average annual total returns (%) as of September 30, 2019

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (CBMAX)	7-26-2004	-1.12	8.29	11.60	4.91	9.58	12.26	1.30	1.26

Class C (CBMCX)	7-26-2004	3.14	8.77	11.42	4.14	8.77	11.42	2.05	2.01

Class R6 (CBMYX)[3]	7-31-2018	–	–	–	5.39	9.98	12.64	0.87	0.81

Administrator Class (CBMIX)	7-26-2004	–	–	–	5.03	9.68	12.34	1.22	1.16

Institutional Class (CBMSX)	7-26-2004	–	–	–	5.29	9.96	12.63	0.97	0.91

Russell Midcap® Value Index[4]	–	–	–	–	1.60	7.55	12.29	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo C&B Mid Cap Value Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of September 30, 2019[5]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

*	Mr. Lim became a portfolio manager of the Fund on August 1, 2019.

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[2]

The manager has contractually committed through January 31, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at 1.25% for Class A, 2.00% for Class C, 0.80% for Class R6, 1.15% for Administrator Class, and 0.90% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns for Class R6 shares would be higher.

[4]

The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price/book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares for the most recent ten years with the Russell Midcap® Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

Wells Fargo C&B Mid Cap Value Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed its benchmark, the Russell Midcap® Value Index, for the 12-month period that ended September 30, 2019.

∎

Stock selection accounted for most of the Fund’s outperformance. Top contributors to performance were Crown Holdings, Incorporated; Arch Capital Group Limited; and Hexcel Corporation. The Fund’s underweight to energy was also a significant contributor.

∎

MEDNAX, Incorporated; Alliance Data Systems Corporation; and PRA Group, Incorporated, were the largest detractors from performance. The Fund’s underweights to the high-yielding utilities and real estate sectors also caused a significant drag on returns.

Overview

The past year has been a bumpy ride for markets, though general sentiment seemed more tempestuous than its point-to-point return would indicate. Continuous geopolitical events including prolonged trade wars, a disrupted global oil supply, renewed and amplified appeals for U.S. presidential impeachment, and multiple U.S. Federal Reserve (Fed) rate cuts caused short-term market disruptions despite underlying fundamentals remaining mostly positive. This choppiness was punctuated by September’s significant rotation toward value and away from growth and momentum. We are confident that our long-term approach and disciplined focus on fundamentals, balance sheets, and valuations are well suited to profit both from the opportunities created by short-term volatility as well as the long-term compounding ability of high-quality businesses.

Ten largest holdings (%) as of September 30, 2019[6]

Helen of Troy Limited	3.23

Arrow Electronics Incorporated	3.21

Fidelity National Financial Incorporated	3.04

American Eagle Outfitters Incorporated	3.01

Colfax Corporation	3.01

AerCap Holdings NV	2.90

TCF Financial Corporation	2.86

Reliance Steel & Aluminum Company	2.68

State Street Corporation	2.66

Syneos Health Incorporated	2.52

Fund updates

We continue to find compelling opportunities for the Fund as market disruptions create pockets of valuation weakness despite strong fundamentals. We initiated positions across multiple industries, including video game developer Activision Blizzard, Incorporated; young-adult retailer American Eagle Outfitters, Incorporated; four industrial companies—Acuity Brands, Incorporated; BWX Technologies, Incorporated; Gates Industrial Corporation plc; and Hexcel Corporation—hospital bed provider Hill-Rom Holdings, Incorporated; and three information technology (IT) companies—Leidos Holdings, Incorporated; Applied Materials, Incorporated; and MKS Instruments, Incorporated.

In order to make room for these holdings, we eliminated three financial companies—Markel Corporation; PRA Group, Incorporated; and RenaissanceRe Holdings Limited—two IT companies—Analog Devices, Incorporated, and Genpact Limited—materials company Ball Corporation; health care firm Cardinal Health, Incorporated; industrials company Quanex Building Products Corporation; consumer staples firm United Natural Foods, Incorporated; and energy company World Fuel Services Corporation.

Please see footnotes on page 7.

8  |  Wells Fargo C&B Mid Cap Value Fund

Performance highlights (unaudited)

Sector distribution as of September 30, 2019[7]

The five largest contributors to the Fund’s return were balanced across four sectors, led by manufacturer Crown Holdings.

Crown Holdings, the leading manufacturer of beverage, food, and aerosol cans, recovered from weak results in 2018 by reporting strong free cash flow generation in the beginning of 2019, bolstering positive investor sentiment, and contributing the most to the Fund. Insurer Arch Capital has seen improved investor sentiment, which has led to a re-rating over the past year, and industrials company Hexcel has benefited from solid earnings and growing end markets. Consumer discretionary companies Whirlpool Corporation and Gildan Activewear Incorporated were the fourth- and fifth-largest contributors, respectively. From a positioning standpoint, the Fund benefited significantly from its underweight to energy, which had a staggering -36.99% return for the trailing 12 months, and gained from overweights to industrials and IT.

The Fund’s five largest detractors were also from four sectors, with health care company MEDNAX having the most negative impact.

MEDNAX, operator of neonatology, anesthesiology, and radiology physician practices, was the largest detractor over the trailing 12 months. The company has continued to face wages and benefits inflation that has outpaced its revenue growth. MEDNAX management’s increasingly comprehensive approach to stabilizing profitability will take time to play out. Marketing solutions company Alliance Data Systems disappointed investors with its inability to properly monetize the sale of its Epsilon business unit. Financials company PRA Group struggled to leverage its additional investments in collections capabilities and was ultimately eliminated from the Fund. State Street Corporation and Gates Industrial Corporation were the fourth- and fifth-largest detractors, respectively. From a positioning standpoint, the Fund’s underweights to utilities and real estate were significant headwinds.

Outlook

The stock market entered the fourth quarter with major indices up double digits for the year but facing a clearly slowing economy and a well-known, though concerning, list of geopolitical risks. The Fed has signaled its intent to cushion any shocks, but low global interest rates and years of quantitative easing raise questions as to how helpful it can be. With valuations less supportive than they were entering the year, conditions seem likely to get bumpy, although we would not underestimate the market’s ability to climb the wall of worry. Regardless of the exact path the markets take, we have learned we can rely on them to be more volatile than their underlying fundamentals—a backdrop conducive to idea generation. As always, our focus is on identifying businesses at compelling valuations that generate attractive fundamental returns for our shareholders, often by taking advantage of others’ impatience.

Please see footnotes on page 7.

Wells Fargo C&B Mid Cap Value Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2019 to September 30, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-2019	Ending account value 9-30-2019	Expenses paid during the period¹	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,088.04	$6.56	1.25%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.79	$6.34	1.25%

Class C

Actual	$1,000.00	$1,084.14	$10.47	2.00%

Hypothetical (5% return before expenses)	$1,000.00	$1,015.02	$10.12	2.00%

Class R6

Actual	$1,000.00	$1,090.66	$4.20	0.80%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.05	$4.06	0.80%

Administrator Class

Actual	$1,000.00	$1,088.69	$6.04	1.15%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.29	$5.84	1.15%

Institutional Class

Actual	$1,000.00	$1,090.12	$4.73	0.90%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.54	$4.57	0.90%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo C&B Mid Cap Value Fund

Portfolio of investments—September 30, 2019

	Shares	Value
Common Stocks: 95.87%

Communication Services: 4.30%

Entertainment: 1.95%
Activision Blizzard Incorporated	146,900	$7,773,948

Media: 2.35%
Omnicom Group Incorporated	119,100	9,325,530

Consumer Discretionary: 14.57%

Hotels, Restaurants & Leisure: 0.71%
Extended Stay America Incorporated	191,100	2,797,704

Household Durables: 5.03%
Helen of Troy Limited †	81,300	12,817,757
Whirlpool Corporation	45,300	7,173,708

		19,991,465

Specialty Retail: 4.70%
American Eagle Outfitters Incorporated	738,670	11,981,227
Williams-Sonoma Incorporated «	98,600	6,702,828

		18,684,055

Textiles, Apparel & Luxury Goods: 4.13%
Gildan Activewear Incorporated	271,100	9,624,050
HanesBrands Incorporated	443,500	6,794,420

		16,418,470

Financials: 19.26%

Banks: 4.77%
Commerce Bancshares Incorporated	125,605	7,617,943
TCF Financial Corporation	298,313	11,356,776

		18,974,719

Capital Markets: 2.66%
State Street Corporation	178,500	10,565,415

Consumer Finance: 3.76%
FirstCash Financial Services Incorporated	56,140	5,146,354
Synchrony Financial	287,000	9,783,830

		14,930,184

Insurance: 8.07%
Arch Capital Group Limited †	194,300	8,156,714
Fidelity National Financial Incorporated	272,400	12,097,284
Globe Life Incorporated	87,200	8,350,272
The Progressive Corporation	44,600	3,445,350

		32,049,620

Health Care: 9.95%

Health Care Equipment & Supplies: 1.60%
Hill-Rom Holdings Incorporated	60,400	6,355,892

Wells Fargo C&B Mid Cap Value Fund  |  11

Portfolio of investments—September 30, 2019

	Shares	Value
Health Care Providers & Services: 3.80%
Laboratory Corporation of America Holdings †	55,100	$9,256,800
MEDNAX Incorporated †	257,800	5,831,436

		15,088,236

Life Sciences Tools & Services: 2.52%
Syneos Health Incorporated †	188,200	10,014,122

Pharmaceuticals: 2.03%
Perrigo Company plc	144,700	8,087,283

Industrials: 25.08%

Aerospace & Defense: 3.98%
BWX Technologies Incorporated	139,500	7,980,795
Hexcel Corporation	95,400	7,835,202

		15,815,997

Building Products: 1.25%
Johnson Controls International plc	113,300	4,972,737

Commercial Services & Supplies: 1.83%
Steelcase Incorporated Class A	396,200	7,290,080

Electrical Equipment: 5.33%
Acuity Brands Incorporated	30,450	4,104,356
AMETEK Incorporated	87,600	8,043,432
Eaton Corporation plc	108,400	9,013,460

		21,161,248

Machinery: 9.79%
Colfax Corporation †	411,300	11,952,378
Donaldson Company Incorporated	127,900	6,661,032
Gates Industrial Corporation plc †	538,300	5,420,681
Snap-on Incorporated	52,500	8,218,350
Woodward Governor Company	61,700	6,653,111

		38,905,552

Trading Companies & Distributors: 2.90%
AerCap Holdings NV †	210,600	11,530,350

Information Technology: 12.09%

Electronic Equipment, Instruments & Components: 5.18%
Arrow Electronics Incorporated †	170,800	12,738,264
TE Connectivity Limited	84,400	7,864,392

		20,602,656

IT Services: 4.22%
Alliance Data Systems Corporation	25,100	3,216,063
Amdocs Limited	147,900	9,777,669
Leidos Holdings Incorporated	44,000	3,778,720

		16,772,452

Semiconductors & Semiconductor Equipment: 2.69%
Applied Materials Incorporated	74,800	3,732,520
MKS Instruments Incorporated	75,200	6,939,456

		10,671,976

12  |  Wells Fargo C&B Mid Cap Value Fund

Portfolio of investments—September 30, 2019

		Shares	Value
Materials: 8.70%

Chemicals: 1.55%
Axalta Coating Systems Limited †		204,400	$6,162,660

Containers & Packaging: 2.45%
Crown Holdings Incorporated †		147,700	9,757,062

Metals & Mining: 2.68%
Reliance Steel & Aluminum Company		106,800	10,643,688

Paper & Forest Products: 2.02%
Schweitzer-Mauduit International Incorporated		214,415	8,027,698

Real Estate: 1.92%

Real Estate Management & Development: 1.92%
CBRE Group Incorporated Class A †		143,800	7,622,838

Total Common Stocks (Cost $322,873,286)			380,993,637

	Yield

Short-Term Investments: 5.83%

Investment Companies: 5.83%
Securities Lending Cash Investments LLC (l)(r)(u)	2.11%	5,733,177	5,733,750
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.88	17,446,499	17,446,499

Total Short-Term Investments (Cost $23,180,249)			23,180,249

Total investments in securities (Cost $346,053,535)	101.70%	404,173,886

Other assets and liabilities, net	(1.70)	(6,756,750)

Total net assets	100.00%	$397,417,136

†	Non-income-earning security
«	All or a portion of this security is on loan.
(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
(u)	The rate represents the 7-day annualized yield at period end.

Wells Fargo C&B Mid Cap Value Fund  |  13

Portfolio of investments—September 30, 2019

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	14,621,190	65,880,768	74,768,781	5,733,177	$588	$(239)	$119,161	#	$5,733,750
Wells Fargo Government Money Market Fund Select Class	21,485,564	138,029,964	142,069,029	17,446,499	0	0	353,976		17,446,499

					$588	$(239)	$473,137		$23,180,249	5.83%

#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo C&B Mid Cap Value Fund

Statement of assets and liabilities—September 30, 2019

Assets
Investments in unaffiliated securities (including $5,608,350 of securities loaned), at value (cost $322,873,286)	$380,993,637
Investments in affiliated securities, at value (cost $23,180,249)	23,180,249
Receivable for Fund shares sold	2,413,393
Receivable for dividends	343,137
Receivable for securities lending income, net	1,688
Prepaid expenses and other assets	69,966

Total assets	407,002,070

Liabilities
Payable upon receipt of securities loaned	5,732,549
Payable for investments purchased	3,174,666
Payable for Fund shares redeemed	323,644
Management fee payable	226,804
Administration fees payable	47,650
Distribution fee payable	2,827
Trustees’ fees and expenses payable	2,215
Accrued expenses and other liabilities	74,579

Total liabilities	9,584,934

Total net assets	$397,417,136

Net assets consist of
Paid-in capital	$329,023,870
Total distributable earnings	68,393,266

Total net assets	$397,417,136

Computation of net asset value and offering price per share
Net assets – Class A	$106,975,155
Shares outstanding – Class A1	2,696,381
Net asset value per share – Class A	$39.67
Maximum offering price per share – Class A2	$42.09
Net assets – Class C	$4,591,721
Shares outstanding – Class C1	124,179
Net asset value per share – Class C	$36.98
Net assets – Class R6	$15,112,037
Shares outstanding – Class R6[1]	377,253
Net asset value per share – Class R6	$40.06
Net assets – Administrator Class	$24,036,486
Shares outstanding – Administrator Class[1]	598,786
Net asset value per share – Administrator Class	$40.14
Net assets – Institutional Class	$246,701,737
Shares outstanding – Institutional Class[1]	6,161,966
Net asset value per share – Institutional Class	$40.04

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Wells Fargo C&B Mid Cap Value Fund  |  15

Statement of operations—year ended September 30, 2019

Investment income
Dividends (net of foreign withholding taxes of $20,833)	$5,318,108
Income from affiliated securities	368,239

Total investment income	5,686,347

Expenses
Management fee	2,522,013
Administration fees
Class A	212,032
Class C	12,097
Class R6	3,308
Administrator Class	25,761
Institutional Class	258,308
Shareholder servicing fees
Class A	252,419
Class C	14,401
Administrator Class	49,540
Distribution fee
Class C	43,085
Custody and accounting fees	21,535
Professional fees	39,942
Registration fees	100,233
Shareholder report expenses	61,669
Trustees’ fees and expenses	21,652
Other fees and expenses	17,024

Total expenses	3,655,019
Less: Fee waivers and/or expense reimbursements
Fund-level	(127,489)
Class C	(1)
Class R6	(2,083)
Administrator Class	(3,965)
Institutional Class	(40,183)

Net expenses	3,481,298

Net investment income	2,205,049

Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	10,275,310
Affiliated securities	588

Net realized gains on investments	10,275,898

Net change in unrealized gains (losses) on
Unaffiliated securities	6,365,972
Affiliated securities	(239)

Net change in unrealized gains (losses) on investments	6,365,733

Net realized and unrealized gains (losses) on investments	16,641,631

Net increase in net assets resulting from operations	$18,846,680

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo C&B Mid Cap Value Fund

Statement of changes in net assets

	Year ended September 30, 2019		Year ended September 30, 2018

Operations
Net investment income		$2,205,049		$972,703
Net realized gains on investments		10,275,898		15,512,927
Net change in unrealized gains (losses) on investments		6,365,733		7,326,810

Net increase in net assets resulting from operations		18,846,680		23,812,440

Distributions to shareholders from net investment income and net realized gains
Class A		(159,086)		(10,376)
Class R6		(76,727)		0 [1]
Administrator Class		(60,977)		(21,699)
Institutional Class		(1,010,122)		(345,183)

Total distributions to shareholders		(1,306,912)		(377,258)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	316,284	11,568,529	304,664	11,072,438
Class C	28,128	897,999	35,196	1,207,072
Class R6	475,263	17,075,950	669 [1]	25,000 [1]
Administrator Class	200,859	7,561,359	398,153	14,622,451
Institutional Class	3,096,014	113,109,321	4,171,649	152,624,942

		150,213,158		179,551,903

Reinvestment of distributions
Class A	4,720	154,816	278	10,143
Class R6	995	32,841	0 [1]	0 [1]
Administrator Class	1,590	52,718	473	17,442
Institutional Class	30,350	1,001,844	8,408	308,732

		1,242,219		336,317

Payment for shares redeemed
Class A	(564,439)	(20,529,618)	(651,887)	(23,945,939)
Class C	(139,702)	(4,695,256)	(58,143)	(2,005,684)
Class R6	(99,674)	(3,641,646)	0 [1]	0 [1]
Administrator Class	(150,211)	(5,462,836)	(450,885)	(16,245,676)
Institutional Class	(2,201,065)	(78,294,383)	(1,924,282)	(70,722,538)

		(112,623,739)		(112,919,837)

Net increase in net assets resulting from capital share transactions		38,831,638		66,968,383

Total increase in net assets		56,371,406		90,403,565

Net assets
Beginning of period		341,045,730		250,642,165

End of period		$397,417,136		$341,045,730

[1]	For the period from July 31, 2018 (commencement of class operations) to September 30, 2018

The accompanying notes are an integral part of these financial statements.

Wells Fargo C&B Mid Cap Value Fund  |  17

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS A	2019	2018	2017	2016	2015
Net asset value, beginning of period	$37.88	$35.07	$29.27	$25.12	$25.26
Net investment income (loss)	0.16	0.06	(0.00)[1,2]	0.07 [1]	0.05 [1]
Net realized and unrealized gains (losses) on investments	1.69	2.75	5.82	4.13	(0.14)

Total from investment operations	1.85	2.81	5.82	4.20	(0.09)
Distributions to shareholders from
Net investment income	(0.06)	(0.00)[3]	(0.02)	(0.05)	(0.05)
Net asset value, end of period	$39.67	$37.88	$35.07	$29.27	$25.12
Total return[4]	4.91%	8.02%	19.89%	16.73%	(0.36)%
Ratios to average net assets (annualized)
Gross expenses	1.29%	1.29%	1.30%	1.33%	1.35%
Net expenses	1.25%	1.25%	1.25%	1.24%	1.20%
Net investment income (loss)	0.43%	0.16%	(0.00)%	0.27%	0.18%
Supplemental data
Portfolio turnover rate	42%	39%	54%	35%	41%
Net assets, end of period (000s omitted)	$106,975	$111,354	$115,258	$120,020	$19,862

[1]	Calculated based upon average shares outstanding

[2]	Amount is more than $(0.005).

[3]	Amount is less than $0.005.

[4]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo C&B Mid Cap Value Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS C	2019	2018	2017	2016	2015
Net asset value, beginning of period	$35.51	$33.12	$27.83	$24.02	$24.29
Net investment loss	(0.12)[1]	(0.20)[1]	(0.26)	(0.14)[1]	(0.15)[1]
Net realized and unrealized gains (losses) on investments	1.59	2.59	5.55	3.95	(0.12)

Total from investment operations	1.47	2.39	5.29	3.81	(0.27)
Net asset value, end of period	$36.98	$35.51	$33.12	$27.83	$24.02
Total return[2]	4.14%	7.22%	19.01%	15.86%	(1.11)%
Ratios to average net assets (annualized)
Gross expenses	2.04%	2.04%	2.05%	2.08%	2.10%
Net expenses	2.00%	2.00%	2.00%	1.98%	1.95%
Net investment loss	(0.36)%	(0.59)%	(0.74)%	(0.55)%	(0.57)%
Supplemental data
Portfolio turnover rate	42%	39%	54%	35%	41%
Net assets, end of period (000s omitted)	$4,592	$8,371	$8,567	$7,314	$6,737

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Wells Fargo C&B Mid Cap Value Fund  |  19

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS R6	2019	2018[1]
Net asset value, beginning of period	$38.27	$37.39
Net investment income	0.35 [2]	0.08 [2]
Net realized and unrealized gains (losses) on investments	1.67	0.80

Total from investment operations	2.02	0.88
Distributions to shareholders from
Net investment income	(0.23)	0.00
Net asset value, end of period	$40.06	$38.27
Total return[3]	5.39%	2.35%
Ratios to average net assets (annualized)
Gross expenses	0.86%	0.86%
Net expenses	0.80%	0.80%
Net investment income	0.95%	1.24%
Supplemental data
Portfolio turnover rate	42%	39%
Net assets, end of period (000s omitted)	$15,112	$26

[1]	For the period from July 31, 2018 (commencement of class operations) to September 30, 2018

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo C&B Mid Cap Value Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
ADMINISTRATOR CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$38.35	$35.52	$29.63	$25.42	$25.54
Net investment income	0.20 [1]	0.10 [1]	0.04 [1]	0.08 [1]	0.06 [1]
Net realized and unrealized gains (losses) on investments	1.70	2.78	5.89	4.19	(0.13)

Total from investment operations	1.90	2.88	5.93	4.27	(0.07)
Distributions to shareholders from
Net investment income	(0.11)	(0.05)	(0.04)	(0.06)	(0.05)
Net asset value, end of period	$40.14	$38.35	$35.52	$29.63	$25.42
Total return	5.03%	8.13%	20.02%	16.82%	(0.30)%
Ratios to average net assets (annualized)
Gross expenses	1.21%	1.21%	1.22%	1.25%	1.21%
Net expenses	1.15%	1.15%	1.15%	1.15%	1.15%
Net investment income	0.53%	0.26%	0.12%	0.28%	0.22%
Supplemental data
Portfolio turnover rate	42%	39%	54%	35%	41%
Net assets, end of period (000s omitted)	$24,036	$20,960	$21,267	$8,302	$9,725

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Wells Fargo C&B Mid Cap Value Fund  |  21

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
INSTITUTIONAL CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$38.26	$35.41	$29.53	$25.34	$25.49
Net investment income	0.28	0.19	0.16	0.16	0.10
Net realized and unrealized gains (losses) on investments	1.70	2.78	5.82	4.17	(0.12)

Total from investment operations	1.98	2.97	5.98	4.33	(0.02)
Distributions to shareholders from
Net investment income	(0.20)	(0.12)	(0.10)	(0.14)	(0.13)
Net asset value, end of period	$40.04	$38.26	$35.41	$29.53	$25.34
Total return	5.29%	8.41%	20.30%	17.11%	(0.09)%[1]
Ratios to average net assets (annualized)
Gross expenses	0.96%	0.96%	0.97%	1.00%	0.94%
Net expenses	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income	0.79%	0.56%	0.37%	0.54%	0.47%
Supplemental data
Portfolio turnover rate	42%	39%	54%	35%	41%
Net assets, end of period (000s omitted)	$246,702	$200,335	$105,550	$38,161	$18,229

[1]	Total return reflects adjustments to conform with generally accepted accounting principles.

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo C&B Mid Cap Value Fund

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo C&B Mid Cap Value Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allows the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Wells Fargo C&B Mid Cap Value Fund  |  23

Notes to financial statements

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of September 30, 2019, the aggregate cost of all investments for federal income tax purposes was $348,545,266 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$69,092,602

Gross unrealized losses	(13,463,982)

Net unrealized gains	$55,628,620

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

24  |  Wells Fargo C&B Mid Cap Value Fund

Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$17,099,478	$0	$0	$17,099,478

Consumer discretionary	57,891,694	0	0	57,891,694

Financials	76,519,938	0	0	76,519,938

Health care	39,545,533	0	0	39,545,533

Industrials	99,675,964	0	0	99,675,964

Information Technology	48,047,084	0	0	48,047,084

Materials	34,591,108	0	0	34,591,108

Real estate	7,622,838	0	0	7,622,838

Short-term investments

Investment companies	23,180,249	0	0	23,180,249

Total assets	$404,173,886	$0	$0	$404,173,886

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the year ended September 30, 2019, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.750%

Next $500 million	0.725

Next $1 billion	0.700

Next $2 billion	0.675

Next $1 billion	0.650

Next $5 billion	0.640

Next $2 billion	0.630

Next $4 billion	0.620

Over $16 billion	0.610

Wells Fargo C&B Mid Cap Value Fund  |  25

Notes to financial statements

Prior to February 1, 2019, Funds Management received a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.750%

Next $500 million	0.725

Next $1 billion	0.700

Next $2 billion	0.675

Next $1 billion	0.650

Next $5 billion	0.640

Over $10 billion	0.630

For the year ended September 30, 2019, the management fee was equivalent to an annual rate of 0.75% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Cooke & Bieler, L.P., which is not an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.35% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Class R6	0.03

Administrator Class, Institutional Class	0.13

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through January 31, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.25% for Class A shares, 2.00% for Class C shares, 0.80% for Class R6 shares, 1.15% for Administrator Class shares, and 0.90% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended September 30, 2019, Funds Distributor received $4,380 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended September 30, 2019.

26  |  Wells Fargo C&B Mid Cap Value Fund

Notes to financial statements

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2019 were $179,827,379 and $136,042,449, respectively.

6. SECURITIES LENDING TRANSACTIONS

The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of September 30, 2019, the Fund had securities lending transactions with the following counterparties which are subject to offset:

Counterparty	Value of securities on loan	Collateral received[1]	Net amount

Bank of America Securities Inc.	$5,608,350	$(5,608,350)	$0

[1]	Collateral received within this table is limited to the collateral for the net transaction with the counterparty.

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended September 30, 2019, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $1,306,912 and $377,258 of ordinary income for the years ended September 30, 2019 and September 30, 2018, respectively.

As of September 30, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains

$4,579,110	$8,185,536	$55,628,620

Wells Fargo C&B Mid Cap Value Fund  |  27

Notes to financial statements

9. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. As of the end of the period, the Fund invests a concentration of its portfolio in the industrials sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

28  |  Wells Fargo C&B Mid Cap Value Fund

Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo C&B Mid Cap Value Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of September 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

November 25, 2019

Wells Fargo C&B Mid Cap Value Fund   |  29

Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 92.62% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2019.

Pursuant to Section 854 of the Internal Revenue Code, $1,304,509 of income dividends paid during the fiscal year ended September 30, 2019 has been designated as qualified dividend income (QDI).

For the fiscal year ended September 30, 2019, $72,187 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, which is available by visiting the SEC website at sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30  |  Wells Fargo C&B Mid Cap Value Fund

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 150 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Wells Fargo C&B Mid Cap Value Fund  |  31

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

32  |  Wells Fargo C&B Mid Cap Value Fund

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee[3] (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy[4] (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 64 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 86 funds and Assistant Treasurer of 64 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

[3]	Michelle Rhee became Chief Legal Officer effective October 22, 2019.

[4]	Catherine Kennedy became Secretary effective October 22, 2019.

Wells Fargo C&B Mid Cap Value Fund  |  33

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo C&B Mid Cap Value Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 21-22, 2019 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo C&B Mid Cap Value Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Cooke & Bieler, L.P. (the “Sub-Adviser”). The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2019, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2019. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management is a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2018. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by

34  |  Wells Fargo C&B Mid Cap Value Fund

Other information (unaudited)

Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was lower than the average performance of the Universe for the one-year period under review, but higher than the average performance of the Universe for the three-, five- and ten-year periods under review. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Russell Midcap® Value Index, for the one-, five- and ten-year periods under review, but higher than its benchmark index for the three-year period under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were equal to, lower than, or in range of, the median net operating expense ratios of the expense Groups for all share classes.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the other funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or equal to the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. The Board considered this amount in comparison to the median amount retained by advisers to funds in a sub-advised expense universe that was determined by Broadridge to be similar to the Fund. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. The Board also considered that the sub-advisory fees paid to the Sub-Adviser had been negotiated by Funds Management on an arm’s length basis.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund

Wells Fargo C&B Mid Cap Value Fund  |  35

Other information (unaudited)

basis varied widely, depending on factors such as the size, type and age of fund. The Board did not consider profitability with respect to the Sub-Adviser, as the sub-advisory fees paid to the Sub-Adviser had been negotiated by Funds Management on an arm’s-length basis.

Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management, the Sub-Adviser, and their affiliates as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and its affiliate from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management, the Sub-Adviser, and their affiliates were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

36  |  Wells Fargo C&B Mid Cap Value Fund

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo & Company. All rights reserved.

406812 11-19

A228/AR228 09-19

Annual Report

September 30, 2019

Wells Fargo Common Stock Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Common Stock Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

“December’s S&P 500 Index performance was the worst since 1931.”

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Common Stock Fund for the 12-month period that ended September 30, 2019. After the first half of the period yielded either low-single-digit or negative investment returns, U.S. stock and global bond investors generally saw markets recover during the second half amid intensifying market volatility, global economic growth concerns, international trade stare downs, and simmering geopolitical tensions.

Overall, fixed-income investors enjoyed a distinct advantage over stock investors. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 4.25% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 1.23%. The MSCI EM Index (Net)3 slipped 2.02%. Among fixed income investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 10.30%, the Bloomberg Barclays Global Aggregate ex-USD Index5 added 5.34%, the Bloomberg Barclays Municipal Bond Index6 gained 8.55%, and the ICE BofAML U.S. High Yield Index7 added 6.30%.

Investors confronted unsettling events during the fourth quarter of 2018.

During the fourth quarter of 2018, investors grew concerned about the pace and sustainability of the global economic expansion. The U.S. Bureau of Economic Analysis reported third-quarter U.S. gross domestic product (GDP) was 3.4% on an annualized basis, which was down from the second-quarter rate. A partial U.S. government shutdown occurred, which extended into January 2019. Brexit efforts stalled, causing uncertainty for the eurozone. The value of the renminbi declined even as the People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes in efforts to spur economic activity.

The combination of news in the U.S. and generally weak economic indicators outside of the U.S. caused investors to seek safe havens. December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. Even as indicators suggested growth was restrained, the U.S. Federal Reserve (Fed) increased the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) in December 2018 to a target range of between 2.25% and 2.50%. Many observers expressed concerns that higher rates could slow the economy further.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Common Stock Fund

Letter to shareholders (unaudited)

The market climbs a wall of worry.

Investment returns early in 2019 appeared to reaffirm the adage that markets climb a wall of worry as the new year began. The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive.

In February 2019, signs of slowing global growth grew more ominous. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, a slower rate than reported for the prior two quarters. In a February report, the Bank of England forecast the slowest growth for 2019 since the financial crisis. China and the U.S. continued to wrangle over trade issues. By the end of the first quarter of 2019, more accommodative Fed sentiment and steady, if not spectacular, U.S. economic and business metrics encouraged domestic investors.

Early second-quarter 2019 enthusiasm among investors faded.

During April 2019, favorable sentiment found additional support in reports of sustained low inflation, solid employment data, and first-quarter U.S. GDP of an annualized rate of 3.2%. During May, markets tumbled on mixed investment signals. In the U.S., partisan wrangling ramped up as Democrats and Republicans set their sights on 2020 presidential politics. The U.K.’s Brexit disagreements caused Prime Minister Theresa May to resign. Boris Johnson succeeded her only to exacerbate uncertainty about Brexit’s resolution ahead of an October 2019 deadline. The European Commission downgraded the 2019 growth forecast to 1.2%. The U.S. increased tariffs on products from China, China responded, and then talks broke down. President Donald Trump threatened to turn his foreign policy tariff tool to Mexico over immigration issues.

During the third quarter of 2019, investors regrouped. Just as the investment horizon appeared to darken, sentiment turned and U.S. equity markets gained during June and July. The gains, primarily driven by geopolitical and monetary policy events, pushed equity markets to new highs. European Central Bank President Mario Draghi said that if the outlook doesn’t improve, the bank would cut rates or buy more assets to prop up inflation. President Trump backed off of tariff threats against Mexico and China. In the U.S., the Fed implemented a 0.25% federal funds rate cut in July.

Later in July 2019, the U.S. reversed course and threatened to impose higher tariffs on China’s exports after talks failed. China responded with tariff threats of its own and devalued the renminbi, a move that roiled global markets. Major U.S. stock market indices closed July with the worst weekly results of the year. Bond prices gained as Treasury yields fell to levels not seen since November 2016 and the yield curve inverted at multiple points along the 30-year arc.

In a microcosm, August 2019 encapsulated many of the unnerving events that plagued investors during the prior 11 months. The U.S.-China trade relationship swung from antagonistic to hopeful and back again with no evident compromise on the horizon. Evidence of a continued global economic slowdown mounted. Central banks in China, New Zealand, and Thailand cut interest rates. Industrial and manufacturing data declined in China, Canada, Japan, and Germany. Adding to the uncertain environment, Italy’s prime minister resigned, many feared a crackdown in Hong Kong as protesters sustained their calls for reform throughout the month, and Boris Johnson planned to suspend Parliament as Brexit’s deadline neared.

In the U.S., September saw the Fed join other central banks in cutting interest rates. Manufacturing data in the U.S., as reported by the Institute for Supply Management, disappointed investors. The U.S. Congress announced it would pursue an impeachment investigation of President Trump. Meanwhile, the Brexit impasse showed no signs of

“The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years.”

Wells Fargo Common Stock Fund  |  3

Letter to shareholders (unaudited)

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

resolution. Officials in China said that hitting the country’s economic growth goals for the year would be difficult considering the weight of tariffs and trade restrictions. So while the S&P 500 Index finished the third quarter with year-to-date returns that were the best in more than 20 years, amid signs of equity investors taking money out of the stock market, concerns about future returns remained.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may potentially unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

4  |  Wells Fargo Common Stock Fund

This page is intentionally left blank.

Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Ann M. Miletti

Christopher G. Miller, CFA®‡

Average annual total returns (%) as of September 30, 2019

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (SCSAX)	11-30-2000	-4.90	6.74	10.62	0.91	8.01	11.28	1.26	1.26

Class C (STSAX)	11-30-2000	-0.83	7.20	10.44	0.17	7.20	10.44	2.01	2.01

Class R6 (SCSRX)[3]	6-28-2013	–	–	–	1.31	8.47	11.70	0.83	0.83

Administrator Class (SCSDX)[4]	7-30-2010	–	–	–	1.03	8.17	11.43	1.18	1.11

Institutional Class (SCNSX)[5]	7-30-2010	–	–	–	1.31	8.45	11.68	0.93	0.86

Russell 2500TM Index[6]	–	–	–	–	-4.04	8.57	12.22	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo Common Stock Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of September 30, 2019[7]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[2]

The manager has contractually committed through January 31, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at 1.26% for Class A, 2.01% for Class C, 0.85% for Class R6, 1.10% for Administrator Class, and 0.85% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, the returns for Class R6 shares would be higher.

[4]

Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Class A shares, and includes the higher expenses applicable to Class A shares. If these expenses had not been included, the returns for Administrator Class shares would be higher.

[5]

Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Class A shares, and includes the higher expenses applicable to Class A shares. If these expenses had not been included, the returns for Institutional Class shares would be higher.

[6]

The Russell 2500TM Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which represents approximately 16% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[7]

The chart compares the performance of Class A shares for the most recent ten years with the Russell 2500TM Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[8]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[9]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

Wells Fargo Common Stock Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed its benchmark, the Russell 2500TM Index, for the 12-month period that ended September 30, 2019.

∎	Favorable stock selection in the information technology (IT), real estate, and industrials sectors drove performance.

∎	A lack of exposure to utilities, and holdings in the energy and health care sectors detracted from performance.

In the fourth quarter of 2018, the U.S. stock market suffered a sharp decline but steadily recovered over the next three quarters. However, the Fund’s benchmark did not fully recover, declining 4.04% for the period. Utilities, real estate, and IT were the best-performing sectors in the benchmark, while energy, health care, and materials declined the most. Large-cap stocks generally outperformed small-cap stocks.

A number of factors have been influencing the U.S. stock market. Going into the period, lower corporate taxes, less regulation, and other pro-growth government policies had fueled optimism in U.S. businesses. The U.S. equity markets also benefited from the repatriation of cash held overseas, a significant ramp-up in share buybacks, increased capital spending, and high-profile merger and acquisition activity. By period-end, U.S. gross domestic product had increased for the 21st quarter in a row, the longest expansion in history. However, the period began with an equity market decline, exacerbated by the U.S. Federal Reserve (Fed) raising rates. After its December 2018 rate increase, the Fed shifted to a more dovish posture and reduced rates twice to the range of 1.75% to 2.00% by September 2019. An unprecedented level of negative-yielding bonds globally and the potential impact of U.S. trade negotiations are key market concerns. Slowing U.S. corporate earnings growth also weighed on investor sentiment. However, consumer confidence remains positive with low unemployment and rising household net worth.

Through the reporting period, we continued to seek companies with solid business models, strong management teams, and healthy cash flow prospects.

Ten largest holdings (%) as of September 30, 2019[8]

LivaNova plc	2.43

E*TRADE Financial Corporation	2.17

Raymond James Financial Incorporated	1.86

Laboratory Corporation of America Holdings	1.74

Carlisle Companies Incorporated	1.70

Stericycle Incorporated	1.70

Hologic Incorporated	1.69

Sun Communities Incorporated	1.67

Healthcare Realty Trust Incorporated	1.63

Reinsurance Group of America Incorporated	1.58

Stock selection in IT, real estate, and industrials were the largest contributors.

The Fund was overweight in IT, and our holdings outperformed the benchmark. IT services, software, and semiconductor holdings provided most of the outperformance. The real estate sector benefited from lower interest rates, and our holdings outperformed their peers. Among industrials, holdings in road and rail, electrical equipment, and industrial conglomerates were the biggest positives. The largest individual contributor was Royal Gold, Incorporated (RGLD), a precious-metals company focused on gold and silver. RGLD’s diversified royalty streaming business brought more stability and lower risk than many gold companies. RGLD rose almost 62% for the period, gaining from the attractiveness of gold as a commodity. SBA Communications Corporation (SBAC) and Sun Communities Incorporated (SUI), U.S. real estate investment trusts, also contributed. SBAC, which rose just over 50%, owns and operates wireless communications infrastructure and towers in the Americas. Its cell towers are in great demand, with the growth of mobile data traffic. SUI rose almost 50%. It provides real estate management services and manufactured housing for U.S. recreational vehicle communities. It had strong financial results, and its manufactured housing portfolio has continued to demonstrate strong pricing power and organic cash flow growth.

Please see footnotes on page 7.

8  |  Wells Fargo Common Stock Fund

Performance highlights (unaudited)

Sector distribution as of September 30, 2019[9]

Utilities, energy, and health care detracted from performance.

Utilities were the benchmark’s best-performing sector, and a lack of exposure to it detracted from relative returns. As a defensive sector, utilities have been driven by interest rate trends and the economic cycle. Conversely, energy was the worst-performing sector. The West Texas Intermediate crude oil price declined from $75 to $55 a barrel, despite brief spikes related to supply concerns from Venezuela and Iran and the attack on Saudi oil fields. While we own higher-quality exploration and production companies, these firms remained sensitive to crude oil prices. Individual detractors included Concho Resources Incorporated and Cimarex Energy Company. The largest overall individual detractor was LivaNova PLC (LIVN), a medical technology company that specializes in neuromodulation, cardiac surgery, and cardiac rhythm management. LIVN was formed through the merger of Sorin SpA and Cyberonics. The stock fell 40% for the fiscal year as investors worried about regulatory setbacks and weak financial performance.

Our focus is constant: To add value by investing in attractively priced holdings.

We seek to buy stocks at a discount to their estimated private market values (PMVs) and sell them as they reach the top of their PMV range. Our disciplined, bottom-up investment process leads us to be overweight or underweight certain sectors. This positioning changes over time based on macroeconomic and industry-specific factors. During the period, we were overweight the industrials, IT, and financials sectors and underweight utilities, consumer discretionary, and communication services. We remain keenly aware of both price and enterprise values on a company-by-company basis.

Looking ahead, global trade agreements, U.S. government policies, and interest rates may drive the overall market and the portfolio’s performance. Lower taxes and reduced regulations have already had an impact on the U.S. economy, but a divided U.S. Congress may slow down any such reform. U.S.-China trade talks are on-again off-again. Reaching an agreement could be positive for bilateral and global trade. Future rate cuts are expected by the Fed, seen as a positive for the stock market. The prospect of a potential U.S. recession is a factor in investor sentiment along with the possible impact of a slowdown in other major global economies.

Please see footnotes on page 7.

Wells Fargo Common Stock Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2019 to September 30, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-2019	Ending account value 9-30-2019	Expenses paid during the period¹	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,048.78	$6.48	1.26%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.74	$6.39	1.26%

Class C

Actual	$1,000.00	$1,044.71	$10.32	2.01%

Hypothetical (5% return before expenses)	$1,000.00	$1,014.97	$10.17	2.01%

Class R6

Actual	$1,000.00	$1,051.17	$4.28	0.83%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.90	$4.21	0.83%

Administrator Class

Actual	$1,000.00	$1,049.66	$5.67	1.10%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.54	$5.58	1.10%

Institutional Class

Actual	$1,000.00	$1,050.85	$4.38	0.85%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.80	$4.32	0.85%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Common Stock Fund

Portfolio of investments—September 30, 2019

	Shares	Value
Common Stocks: 98.35%

Communication Services: 0.99%

Media: 0.99%
Interpublic Group of Companies Incorporated	494,927	$10,670,626

Consumer Discretionary: 7.46%

Auto Components: 1.37%
Dana Incorporated	1,025,765	14,812,047

Diversified Consumer Services: 0.49%
Houghton Mifflin Harcourt Company †	995,800	5,307,614

Hotels, Restaurants & Leisure: 1.37%
Jack in the Box Incorporated	161,726	14,736,473

Household Durables: 2.03%
Mohawk Industries Incorporated †	76,831	9,532,422
Whirlpool Corporation	78,149	12,375,676

		21,908,098

Internet & Direct Marketing Retail: 1.34%
Expedia Group Incorporated	107,286	14,420,311

Specialty Retail: 0.86%
Tractor Supply Company	101,951	9,220,448

Consumer Staples: 1.11%

Household Products: 1.11%
Church & Dwight Company Incorporated	158,967	11,960,677

Energy: 2.48%

Oil, Gas & Consumable Fuels: 2.48%
Cimarex Energy Company	186,507	8,941,146
Concho Resources Incorporated	91,095	6,185,351
Targa Resources Corporation	287,513	11,549,397

		26,675,894

Financials: 18.42%

Banks: 5.29%
Pinnacle Financial Partners Incorporated	228,561	12,970,837
Sterling Bancorp	779,161	15,629,970
Webster Financial Corporation	283,014	13,264,866
Wintrust Financial Corporation	234,236	15,138,673

		57,004,346

Capital Markets: 5.32%
CBOE Holdings Incorporated	121,055	13,910,430
E*TRADE Financial Corporation	535,858	23,411,636
Raymond James Financial Incorporated	242,468	19,993,911

		57,315,977

Insurance: 7.81%
Arch Capital Group Limited †	259,014	10,873,408
Axis Capital Holdings Limited	147,113	9,815,379
CNO Financial Group Incorporated	966,069	15,292,872

Wells Fargo Common Stock Fund  |  11

Portfolio of investments—September 30, 2019

	Shares	Value

Insurance (continued)
First American Financial Corporation	198,025	$11,685,455
Reinsurance Group of America Incorporated	106,238	16,985,331
RenaissanceRe Holdings Limited	27,627	5,344,443
Willis Towers Watson plc	73,510	14,185,225

		84,182,113

Health Care: 12.67%

Biotechnology: 1.65%
Agios Pharmaceuticals Incorporated †«	42,822	1,387,433
BioMarin Pharmaceutical Incorporated †	60,924	4,106,278
Neurocrine Biosciences Incorporated †	88,892	8,010,058
Sage Therapeutics Incorporated †	30,819	4,323,598

		17,827,367

Health Care Equipment & Supplies: 5.68%
Haemonetics Corporation †	132,742	16,744,076
Hologic Incorporated †	361,072	18,230,525
LivaNova plc †	354,870	26,185,857

		61,160,458

Health Care Providers & Services: 4.04%
Humana Incorporated	37,591	9,610,891
Laboratory Corporation of America Holdings †	111,625	18,753,000
Universal Health Services Incorporated Class B	101,560	15,107,050

		43,470,941

Life Sciences Tools & Services: 1.30%
Bio-Rad Laboratories Incorporated Class A †	42,191	14,038,633

Industrials: 18.47%

Aerospace & Defense: 1.11%
Hexcel Corporation	145,935	11,985,642

Airlines: 1.68%
Alaska Air Group Incorporated	154,562	10,032,619
Spirit Airlines Incorporated †	220,600	8,007,780

		18,040,399

Building Products: 2.58%
Armstrong World Industries Incorporated	154,114	14,902,824
Fortune Brands Home & Security Incorporated	234,706	12,838,418

		27,741,242

Commercial Services & Supplies: 2.89%
Republic Services Incorporated	147,779	12,790,272
Stericycle Incorporated †«	359,627	18,315,803

		31,106,075

Electrical Equipment: 2.60%
AMETEK Incorporated	153,370	14,082,433
Sensata Technologies Holding plc †	278,762	13,954,826

		28,037,259

Industrial Conglomerates: 1.70%
Carlisle Companies Incorporated	125,879	18,320,430

12  |  Wells Fargo Common Stock Fund

Portfolio of investments—September 30, 2019

	Shares	Value
Machinery: 3.58%
Altra Industrial Motion Corporation	372,117	$10,305,780
Gardner Denver Holdings Incorporated †	430,163	12,169,311
Rexnord Corporation †	596,029	16,122,584

		38,597,675

Road & Rail: 1.31%
Saia Incorporated †	150,765	14,126,681

Trading Companies & Distributors: 1.02%
Air Lease Corporation	263,460	11,017,897

Information Technology: 19.66%

Electronic Equipment, Instruments & Components: 0.99%
Avnet Incorporated	239,430	10,651,044

IT Services: 6.37%
Amdocs Limited	253,851	16,782,090
Black Knight Incorporated †	225,718	13,782,341
Genpact Limited	401,268	15,549,135
InterXion Holding NV †	135,497	11,037,586
WEX Incorporated †	57,087	11,535,570

		68,686,722

Semiconductors & Semiconductor Equipment: 4.60%
Brooks Automation Incorporated	404,009	14,960,453
Marvell Technology Group Limited	617,884	15,428,563
Maxim Integrated Products Incorporated	183,187	10,608,359
ON Semiconductor Corporation †	445,074	8,549,872

		49,547,247

Software: 7.70%
8x8 Incorporated †	606,651	12,569,809
Cornerstone OnDemand Incorporated †	264,774	14,514,911
Nuance Communications Incorporated	873,808	14,251,808
Proofpoint Incorporated †	111,980	14,451,019
RealPage Incorporated †	231,339	14,541,970
Zendesk Incorporated †	172,803	12,593,883

		82,923,400

Materials: 7.13%

Chemicals: 2.77%
Axalta Coating Systems Limited †	498,990	15,044,549
Westlake Chemical Corporation	226,534	14,842,508

		29,887,057

Containers & Packaging: 1.46%
Crown Holdings Incorporated †	237,991	15,721,685

Metals & Mining: 2.90%
Royal Gold Incorporated	128,147	15,788,992
Steel Dynamics Incorporated	516,857	15,402,339

		31,191,331

Real Estate: 9.96%

Equity REITs: 9.96%
Camden Property Trust	131,467	14,594,152
CoreSite Realty Corporation	120,948	14,737,514

Wells Fargo Common Stock Fund  |  13

Portfolio of investments—September 30, 2019

		Shares	Value

Equity REITs (continued)
Four Corners Property Trust Incorporated		378,313	$10,698,692
Healthcare Realty Trust Incorporated		525,439	17,602,203
SBA Communications Corporation		62,723	15,125,651
Sun Communities Incorporated		121,075	17,973,584
VICI Properties Incorporated		731,967	16,579,053

			107,310,849

Total Common Stocks (Cost $798,521,961)			1,059,604,658

Exchange-Traded Funds: 0.51%
SPDR S&P Biotech ETF «		72,775	5,549,094

Total Exchange-Traded Funds (Cost $3,264,222)			5,549,094

	Yield
Short-Term Investments: 2.29%

Investment Companies: 2.29%
Securities Lending Cash Investments LLC (l)(r)(u)	2.11%	9,518,064	9,519,016
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.88	15,119,436	15,119,436

Total Short-Term Investments (Cost $24,638,216)			24,638,452

Total investments in securities (Cost $826,424,399)	101.15%	1,089,792,204

Other assets and liabilities, net	(1.15)	(12,430,615)

Total net assets	100.00%	$1,077,361,589

†	Non-income-earning security
«	All or a portion of this security is on loan.
(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

REIT	Real estate investment trust

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	13,692,114	153,878,525	158,052,575	9,518,064	$366	$(1,134)	$202,393	#	$9,519,016
Wells Fargo Government Money Market Fund Select Class	35,775,121	230,886,049	251,541,734	15,119,436	0	0	407,203		15,119,436

					$366	$(1,134)	$609,596		$24,638,452	2.29%

#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Common Stock Fund

Statement of assets and liabilities—September 30, 2019

Assets
Investments in unaffiliated securities (including $9,319,372 of securities loaned), at value (cost $801,786,183)	$1,065,153,752
Investments in affiliated securities, at value (cost $24,638,216)	24,638,452
Receivable for investments sold	867,632
Receivable for Fund shares sold	290,733
Receivable for dividends	1,207,752
Receivable for securities lending income, net	4,025

Total assets	1,092,162,346

Liabilities
Payable upon receipt of securities loaned	9,517,275
Payable for investments purchased	3,011,577
Payable for Fund shares redeemed	907,409
Management fee payable	675,900
Administration fees payable	171,051
Distribution fee payable	4,946
Trustees’ fees and expenses payable	2,278
Accrued expenses and other liabilities	510,321

Total liabilities	14,800,757

Total net assets	$1,077,361,589

Net assets consist of
Paid-in capital	$706,896,007
Total distributable earnings	370,465,582

Total net assets	$1,077,361,589

Computation of net asset value and offering price per share
Net assets – Class A	$870,369,206
Shares outstanding – Class A1	41,305,205
Net asset value per share – Class A	$21.07
Maximum offering price per share – Class A2	$22.36
Net assets – Class C	$7,924,998
Shares outstanding – Class C1	538,453
Net asset value per share – Class C	$14.72
Net assets – Class R6	$36,069,355
Shares outstanding – Class R6[1]	1,610,888
Net asset value per share – Class R6	$22.39
Net assets – Administrator Class	$3,572,456
Shares outstanding – Administrator Class[1]	165,677
Net asset value per share – Administrator Class	$21.56
Net assets – Institutional Class	$159,425,574
Shares outstanding – Institutional Class[1]	7,143,121
Net asset value per share – Institutional Class	$22.32

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Common Stock Fund  |  15

Statement of operations—year ended September 30, 2019

Investment income
Dividends	$12,823,208
Income from affiliated securities	446,042

Total investment income	13,269,250

Expenses
Management fee	8,303,090
Administration fees
Class A	1,836,254
Class C	22,618
Class R6	10,888
Administrator Class	5,250
Institutional Class	199,802
Shareholder servicing fees
Class A	2,186,016
Class C	26,927
Administrator Class	10,096
Distribution fee
Class C	80,771
Custody and accounting fees	68,274
Professional fees	51,794
Registration fees	78,025
Shareholder report expenses	68,274
Trustees’ fees and expenses	24,623
Other fees and expenses	35,974

Total expenses	13,008,676
Less: Fee waivers and/or expense reimbursements
Fund-level	(512)
Class A	(12,217)
Class C	(172)
Administrator Class	(3,166)
Institutional Class	(122,650)

Net expenses	12,869,959

Net investment income	399,291

Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	120,517,167
Affiliated securities	366

Net realized gains on investments	120,517,533

Net change in unrealized gains (losses) on
Unaffiliated securities	(119,777,927)
Affiliated securities	(1,134)

Net change in unrealized gains (losses) on investments	(119,779,061)

Net realized and unrealized gains (losses) on investments	738,472

Net increase in net assets resulting from operations	$1,137,763

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Common Stock Fund

Statement of changes in net assets

	Year ended September 30, 2019		Year ended September 30, 2018

Operations
Net investment income (loss)		$399,291		$(1,480,238)
Net realized gains on investments		120,517,533		168,782,075
Net change in unrealized gains (losses) on investments		(119,779,061)		(10,618,967)

Net increase in net assets resulting from operations		1,137,763		156,682,870

Distributions to shareholders from net investment income and net realized gains
Class A		(128,198,379)		(97,640,556)
Class C		(2,840,840)		(2,494,352)
Class R6		(4,757,555)		(11,401,103)
Administrator Class		(749,896)		(613,023)
Institutional Class		(20,825,630)		(16,747,502)

Total distributions to shareholders		(157,372,300)		(128,896,536)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	957,344	19,146,985	651,357	15,351,401
Class C	120,120	1,584,422	43,484	772,480
Class R6	410,149	9,044,599	278,881	6,924,814
Administrator Class	7,616	156,460	37,039	896,077
Institutional Class	958,488	21,044,807	894,739	22,089,498

		50,977,273		46,034,270

Reinvestment of distributions
Class A	6,577,466	122,340,875	4,106,240	92,965,271
Class C	202,645	2,648,573	137,871	2,350,702
Class R6	240,179	4,729,116	481,095	11,397,143
Administrator Class	36,844	700,411	24,808	571,322
Institutional Class	1,038,739	20,390,438	696,871	16,460,103

		150,809,413		123,744,541

Payment for shares redeemed
Class A	(5,755,346)	(115,611,722)	(4,413,777)	(104,881,783)
Class C	(683,062)	(9,629,160)	(295,049)	(5,313,557)
Class R6	(453,488)	(10,013,010)	(3,965,442)	(93,857,873)
Administrator Class	(124,075)	(2,358,961)	(76,020)	(1,845,632)
Institutional Class	(1,546,702)	(33,665,647)	(1,608,638)	(39,681,646)

		(171,278,500)		(245,580,491)

Net increase (decrease) in net assets resulting from capital share transactions		30,508,186		(75,801,680)

Total decrease in net assets		(125,726,351)		(48,015,346)

Net assets
Beginning of period		1,203,087,940		1,251,103,286

End of period		$1,077,361,589		$1,203,087,940

The accompanying notes are an integral part of these financial statements.

Wells Fargo Common Stock Fund  |  17

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS A	2019	2018	2017	2016	2015
Net asset value, beginning of period	$24.58	$24.06	$21.50	$21.62	$24.79
Net investment loss	(0.01)	(0.04)	(0.09)	(0.01)[1]	(0.04)[1]
Net realized and unrealized gains (losses) on investments	(0.20)	3.10	3.48	2.45	(0.32)

Total from investment operations	(0.21)	3.06	3.39	2.44	(0.36)
Distributions to shareholders from
Net realized gains	(3.30)	(2.54)	(0.83)	(2.56)	(2.81)
Net asset value, end of period	$21.07	$24.58	$24.06	$21.50	$21.62
Total return[2]	0.91%	13.62%	16.10%	12.43%	(1.76)%
Ratios to average net assets (annualized)
Gross expenses	1.26%	1.25%	1.25%	1.25%	1.27%
Net expenses	1.26%	1.25%	1.25%	1.25%	1.26%
Net investment loss	(0.03)%	(0.18)%	(0.38)%	(0.05)%	(0.19)%
Supplemental data
Portfolio turnover rate	40%	33%	35%	32%	51%
Net assets, end of period (000s omitted)	$870,369	$971,731	$942,596	$924,864	$127,732

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Common Stock Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS C	2019	2018	2017	2016	2015
Net asset value, beginning of period	$18.40	$18.75	$17.04	$17.77	$21.02
Net investment loss	(0.11)[1]	(0.17)[1]	(0.20)[1]	(0.14)[1]	(0.18)
Net realized and unrealized gains (losses) on investments	(0.27)	2.36	2.74	1.97	(0.26)

Total from investment operations	(0.38)	2.19	2.54	1.83	(0.44)
Distributions to shareholders from
Net realized gains	(3.30)	(2.54)	(0.83)	(2.56)	(2.81)
Net asset value, end of period	$14.72	$18.40	$18.75	$17.04	$17.77
Total return[2]	0.17%	12.74%	15.29%	11.52%	(2.49)%
Ratios to average net assets (annualized)
Gross expenses	2.01%	2.00%	2.00%	2.00%	2.02%
Net expenses	2.01%	2.00%	2.00%	2.00%	2.00%
Net investment loss	(0.78)%	(0.94)%	(1.14)%	(0.87)%	(0.93)%
Supplemental data
Portfolio turnover rate	40%	33%	35%	32%	51%
Net assets, end of period (000s omitted)	$7,925	$16,541	$18,978	$22,902	$25,668

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Common Stock Fund  |  19

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS R6	2019	2018	2017	2016	2015
Net asset value, beginning of period	$25.80	$25.03	$22.25	$22.20	$25.27
Net investment income	0.09 [1]	0.05 [1]	0.01	0.07 [1]	0.05
Net realized and unrealized gains (losses) on investments	(0.20)	3.26	3.60	2.54	(0.31)

Total from investment operations	(0.11)	3.31	3.61	2.61	(0.26)
Distributions to shareholders from
Net realized gains	(3.30)	(2.54)	(0.83)	(2.56)	(2.81)
Net asset value, end of period	$22.39	$25.80	$25.03	$22.25	$22.20
Total return	1.31%	14.12%	16.56%	12.91%	(1.29)%
Ratios to average net assets (annualized)
Gross expenses	0.83%	0.82%	0.82%	0.82%	0.80%
Net expenses	0.83%	0.82%	0.82%	0.82%	0.80%
Net investment income	0.40%	0.20%	0.05%	0.32%	0.28%
Supplemental data
Portfolio turnover rate	40%	33%	35%	32%	51%
Net assets, end of period (000s omitted)	$36,069	$36,477	$115,641	$101,436	$95,037

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Common Stock Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
ADMINISTRATOR CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$25.04	$24.42	$21.78	$21.84	$24.98
Net investment income (loss)	0.03	(0.01)[1]	(0.06)[1]	0.02	(0.01)[1]
Net realized and unrealized gains (losses) on investments	(0.21)	3.17	3.53	2.48	(0.32)

Total from investment operations	(0.18)	3.16	3.47	2.50	(0.33)
Distributions to shareholders from
Net realized gains	(3.30)	(2.54)	(0.83)	(2.56)	(2.81)
Net asset value, end of period	$21.56	$25.04	$24.42	$21.78	$21.84
Total return	1.03%	13.84%	16.26%	12.59%	(1.62)%
Ratios to average net assets (annualized)
Gross expenses	1.18%	1.17%	1.17%	1.17%	1.12%
Net expenses	1.10%	1.10%	1.10%	1.10%	1.10%
Net investment income (loss)	0.14%	(0.04)%	(0.27)%	0.03%	(0.03)%
Supplemental data
Portfolio turnover rate	40%	33%	35%	32%	51%
Net assets, end of period (000s omitted)	$3,572	$6,141	$6,336	$16,720	$18,050

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Wells Fargo Common Stock Fund  |  21

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
INSTITUTIONAL CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$25.73	$24.97	$22.20	$22.16	$25.25
Net investment income	0.08 [1]	0.05 [1]	0.00 [1,2]	0.06 [1]	0.03
Net realized and unrealized gains (losses) on investments	(0.19)	3.25	3.60	2.54	(0.31)

Total from investment operations	(0.11)	3.30	3.60	2.60	(0.28)
Distributions to shareholders from
Net realized gains	(3.30)	(2.54)	(0.83)	(2.56)	(2.81)
Net asset value, end of period	$22.32	$25.73	$24.97	$22.20	$22.16
Total return	1.31%	14.12%	16.55%	12.88%	(1.38)%
Ratios to average net assets (annualized)
Gross expenses	0.93%	0.92%	0.92%	0.92%	0.86%
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment income	0.37%	0.21%	0.02%	0.28%	0.24%
Supplemental data
Portfolio turnover rate	40%	33%	35%	32%	51%
Net assets, end of period (000s omitted)	$159,426	$172,197	$167,552	$173,175	$226,729

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Common Stock Fund

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Common Stock Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allows the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date.

Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.

Wells Fargo Common Stock Fund  |  23

Notes to financial statements

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of September 30, 2019, the aggregate cost of all investments for federal income tax purposes was $834,294,936 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$297,516,690

Gross unrealized losses	(42,019,422)

Net unrealized gains	$255,497,268

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

24  |  Wells Fargo Common Stock Fund

Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$10,670,626	$0	$0	$10,670,626

Consumer discretionary	80,404,991	0	0	80,404,991

Consumer staples	11,960,677	0	0	11,960,677

Energy	26,675,894	0	0	26,675,894

Financials	198,502,436	0	0	198,502,436

Health care	136,497,399	0	0	136,497,399

Industrials	198,973,300	0	0	198,973,300

Information technology	211,808,413	0	0	211,808,413

Materials	76,800,073	0	0	76,800,073

Real estate	107,310,849	0	0	107,310,849

Exchange-traded funds	5,549,094	0	0	5,549,094

Short-term investments

Investment companies	24,638,452	0	0	24,638,452

Total assets	$1,089,792,204	$0	$0	$1,089,792,204

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the year ended September 30, 2019, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.800%

Next $500 million	0.750

Next $1 billion	0.700

Next $2 billion	0.675

Next $1 billion	0.650

Next $5 billion	0.640

Over $10 billion	0.630

For the year ended September 30, 2019, the management fee was equivalent to an annual rate of 0.77% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.

Wells Fargo Common Stock Fund  |  25

Notes to financial statements

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Class R6	0.03

Administrator Class, Institutional Class	0.13

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through January 31, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.26% for Class A shares, 2.01% for Class C shares, 0.85% for Class R6 shares, 1.10% for Administrator Class shares, and 0.85% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended September 30, 2019, Funds Distributor received $1,557 from the sale of Class A shares and $16 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A for the year ended September 30, 2019.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2019 were $422,715,828 and $524,955,163, respectively.

6. SECURITIES LENDING TRANSACTIONS

The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee

26  |  Wells Fargo Common Stock Fund

Notes to financial statements

starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of September 30, 2019, the Fund had securities lending transactions with the following counterparties which are subject to offset:

Counterparty	Value of securities on loan	Collateral received[1]	Net amount

Bank of America Securities Inc.	$1,315,440	$(1,315,440)	$0

JPMorgan Securities LLC	5,207,875	(5,207,875)	0

UBS Securities LLC	2,796,057	(2,796,057)	0

[1]	Collateral received within this table is limited to the collateral for the net transaction with the counterparty.

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended September 30, 2019, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended September 30, 2019 and September 30, 2018 were as follows:

	Year ended September 30

	2019	2018

Ordinary income	$16,373,230	$17,715,099

Long-term capital gain	140,999,070	111,181,437

As of September 30, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains

$6,151,984	$108,820,123	$255,497,268

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

Wells Fargo Common Stock Fund  |  27

Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Common Stock Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of September 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

November 25, 2019

28  |  Wells Fargo Common Stock Fund

Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 52.95% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2019.

Pursuant to Section 852 of the Internal Revenue Code, $140,999,070 was designated as a 20% rate gain distribution for the fiscal year ended September 30, 2019.

Pursuant to Section 854 of the Internal Revenue Code, $9,267,382 of income dividends paid during the fiscal year ended September 30, 2019 has been designated as qualified dividend income (QDI).

For the fiscal year ended September 30, 2019 $16,373,230 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, which is available by visiting the SEC website at sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Wells Fargo Common Stock Fund  |  29

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 150 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

30  |  Wells Fargo Common Stock Fund

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo Common Stock Fund  |  31

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee[3] (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy[4] (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 64 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 86 funds and Assistant Treasurer of 64 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

[3]	Michelle Rhee became Chief Legal Officer effective October 22, 2019.

[4]	Catherine Kennedy became Secretary effective October 22, 2019.

32  |  Wells Fargo Common Stock Fund

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Common Stock Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 21-22, 2019 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Common Stock Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2019, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2019. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Wells Fargo Common Stock Fund  |  33

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2018. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Class A) was higher than the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Russell 2500™ Index, for the three- and five-year periods under review, but in range of or higher than its benchmark for the one- and ten-year periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions that affected the Fund’s investment performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were in range of, lower than, or equal to the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of these average rates for the Fund’s expense Groups for all share classes. The Board also noted that the net operating expense ratio cap for Class R6 would be reduced.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

34  |  Wells Fargo Common Stock Fund

Other information (unaudited)

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

Wells Fargo Common Stock Fund  |  35

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo & Company. All rights reserved.

406813 11-19

A229/AR229 09-19

Annual Report

September 30, 2019

Wells Fargo Discovery Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Discovery Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

“December’s S&P 500 Index performance was the worst since 1931.”

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Discovery Fund for the 12-month period that ended September 30, 2019. After the first half of the period yielded either low-single-digit or negative investment returns, U.S. stock and global bond investors generally saw markets recover during the second half amid intensifying market volatility, global economic growth concerns, international trade stare downs, and simmering geopolitical tensions.

Overall, fixed-income investors enjoyed a distinct advantage over stock investors. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 4.25% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 1.23%. The MSCI EM Index (Net)3 slipped 2.02%. Among fixed income investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 10.30%, the Bloomberg Barclays Global Aggregate ex-USD Index5 added 5.34%, the Bloomberg Barclays Municipal Bond Index6 gained 8.55%, and the ICE BofAML U.S. High Yield Index7 added 6.30%.

Investors confronted unsettling events during the fourth quarter of 2018.

During the fourth quarter of 2018, investors grew concerned about the pace and sustainability of the global economic expansion. The U.S. Bureau of Economic Analysis reported third-quarter U.S. gross domestic product (GDP) was 3.4% on an annualized basis, which was down from the second-quarter rate. A partial U.S. government shutdown occurred, which extended into January 2019. Brexit efforts stalled, causing uncertainty for the eurozone. The value of the renminbi declined even as the People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes in efforts to spur economic activity.

The combination of news in the U.S. and generally weak economic indicators outside of the U.S. caused investors to seek safe havens. December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. Even as indicators suggested growth was restrained, the U.S. Federal Reserve (Fed) increased the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) in December 2018 to a target range of between 2.25% and 2.50%. Many observers expressed concerns that higher rates could slow the economy further.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Discovery Fund

Letter to shareholders (unaudited)

The market climbs a wall of worry.

Investment returns early in 2019 appeared to reaffirm the adage that markets climb a wall of worry as the new year began. The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive.

In February 2019, signs of slowing global growth grew more ominous. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, a slower rate than reported for the prior two quarters. In a February report, the Bank of England forecast the slowest growth for 2019 since the financial crisis. China and the U.S. continued to wrangle over trade issues. By the end of the first quarter of 2019, more accommodative Fed sentiment and steady, if not spectacular, U.S. economic and business metrics encouraged domestic investors.

Early second-quarter 2019 enthusiasm among investors faded.

During April 2019, favorable sentiment found additional support in reports of sustained low inflation, solid employment data, and first-quarter U.S. GDP of an annualized rate of 3.2%. During May, markets tumbled on mixed investment signals. In the U.S., partisan wrangling ramped up as Democrats and Republicans set their sights on 2020 presidential politics. The U.K.’s Brexit disagreements caused Prime Minister Theresa May to resign. Boris Johnson succeeded her only to exacerbate uncertainty about Brexit’s resolution ahead of an October 2019 deadline. The European Commission downgraded the 2019 growth forecast to 1.2%. The U.S. increased tariffs on products from China, China responded, and then talks broke down. President Donald Trump threatened to turn his foreign policy tariff tool to Mexico over immigration issues.

During the third quarter of 2019, investors regrouped. Just as the investment horizon appeared to darken, sentiment turned and U.S. equity markets gained during June and July. The gains, primarily driven by geopolitical and monetary policy events, pushed equity markets to new highs. European Central Bank President Mario Draghi said that if the outlook doesn’t improve, the bank would cut rates or buy more assets to prop up inflation. President Trump backed off of tariff threats against Mexico and China. In the U.S., the Fed implemented a 0.25% federal funds rate cut in July.

Later in July 2019, the U.S. reversed course and threatened to impose higher tariffs on China’s exports after talks failed. China responded with tariff threats of its own and devalued the renminbi, a move that roiled global markets. Major U.S. stock market indices closed July with the worst weekly results of the year. Bond prices gained as Treasury yields fell to levels not seen since November 2016 and the yield curve inverted at multiple points along the 30-year arc.

In a microcosm, August 2019 encapsulated many of the unnerving events that plagued investors during the prior 11 months. The U.S.-China trade relationship swung from antagonistic to hopeful and back again with no evident compromise on the horizon. Evidence of a continued global economic slowdown mounted. Central banks in China, New Zealand, and Thailand cut interest rates. Industrial and manufacturing data declined in China, Canada, Japan, and Germany. Adding to the uncertain environment, Italy’s prime minister resigned, many feared a crackdown in Hong Kong as protesters sustained their calls for reform throughout the month, and Boris Johnson planned to suspend Parliament as Brexit’s deadline neared.

In the U.S., September saw the Fed join other central banks in cutting interest rates. Manufacturing data in the U.S., as reported by the Institute for Supply Management, disappointed investors. The U.S. Congress announced it would pursue an impeachment investigation of President Trump. Meanwhile, the Brexit impasse showed no signs of

“The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years.”

Wells Fargo Discovery Fund  |  3

Letter to shareholders (unaudited)

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

resolution. Officials in China said that hitting the country’s economic growth goals for the year would be difficult considering the weight of tariffs and trade restrictions. So while the S&P 500 Index finished the third quarter with year-to-date returns that were the best in more than 20 years, amid signs of equity investors taking money out of the stock market, concerns about future returns remained.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may potentially unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

4  |  Wells Fargo Discovery Fund

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Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Michael T. Smith, CFA®‡

Christopher J. Warner, CFA®‡

Average annual total returns (%) as of September 30, 2019

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (WFDAX)	7-31-2007	-2.16	10.39	14.10	3.81	11.70	14.78	1.21	1.21

Class C (WDSCX)	7-31-2007	2.01	10.87	13.92	3.01	10.87	13.92	1.96	1.96

Class R6 (WFDRX)[3]	6-28-2013	–	–	–	4.26	12.18	15.26	0.78	0.78

Administrator Class (WFDDX)	4-8-2005	–	–	–	3.88	11.80	14.91	1.13	1.13

Institutional Class (WFDSX)	8-31-2006	–	–	–	4.15	12.09	15.20	0.88	0.88

Russell 2500TM Growth Index[4]	–	–	–	–	-4.11	10.22	13.48	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo Discovery Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of September 30, 2019[5]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[2]

The manager has contractually committed through January 31, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at 1.22% for Class A, 1.97% for Class C, 0.84% for Class R6, 1.15% for Administrator Class, and 0.89% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, the returns for Class R6 shares would be higher.

[4]	The Russell 2500™Growth Index measures the performance of those Russell 2500 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares for the most recent ten years with the Russell 2500™ Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

*	This security was no longer held at the end of the reporting period.

Wells Fargo Discovery Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed its benchmark, the Russell 2500TM Growth Index, for the 12-month period that ended September 30, 2019.

∎	Stock selection in the consumer discretionary and information technology (IT) sectors contributed to performance.

∎	Stock selection in the health care sector and specific names within IT hurt the Fund’s performance.

A number of macro factors influenced investor sentiment over the past 12 months. These included the ongoing U.S.-China trade war, a change in monetary policy by the U.S. Federal Reserve, tepid U.S. economic data, and increased geopolitical risks. For much of the past year, however, the U.S. equity market remained quite resilient. The market rewarded companies with the ability to grow earnings regardless of the economic backdrop—firms with disruptive technology and significant competitive advantages. We refer to these firms as being on the right side of change, and we populated the portfolio with companies meeting those criteria. Market volatility, however, was not entirely macro-driven. Corporate earnings have recently become choppier. Given the increased uncertainty, investors had little patience for fundamental disappointments, particularly for stocks carrying premium valuations. We continue to believe that taking the valuation risk associated with secular growth stocks is a superior strategy compared with building a portfolio high in cyclical exposure.

Ten largest holdings (%) as of September 30, 2019[6]

Waste Connections Incorporated	2.23

WEX Incorporated	2.21

Black Knight Incorporated	2.12

DexCom Incorporated	2.03

Booz Allen Hamilton Holding Corporation	1.98

Bright Horizons Family Solutions Incorporated	1.94

Insulet Corporation	1.81

Euronet Worldwide Incorporated	1.80

Chipotle Mexican Grill Incorporated	1.78

Burlington Stores Incorporated	1.73

Stock selection benefited the Fund’s relative performance, especially within consumer discretionary and IT.

Within the IT sector, the Fund’s position in Shopify Incorporated* contributed to returns. Shopify, a provider of e-commerce solutions for direct-to-consumer brands, traditionally focused on small and medium-size businesses but is currently penetrating larger businesses via its Shopify Plus offering. Shopify benefits from its customers’ growth by processing payments for smaller customers and charging a fee on each transaction for larger customers. The company’s two vectors of growth—new customers and revenue expansion of existing customers—drove higher-than-expected financial results.

Within consumer discretionary, MercadoLibre, Incorporated, was additive to returns. MercadoLibre is the dominant Latin American e-commerce provider and owns MercadoPago, the leading online payment solution in Latin America. Increased e-commerce penetration in the firm’s key markets, such as Brazil and Argentina, drove higher sales growth. Customers’ use of MercadoPago both on and off its e-commerce marketplace was a key driver of outperformance for the stock.

Sector distribution as of September 30, 2019[7]

Stock selection in health care and specific names within IT detracted from Fund performance.

Within IT, Pluralsight, Incorporated*, a provider of training tools for software developers via software as a service, negatively affected the Fund’s results. The company’s learning platform provides a lower-cost way for employers to train their tech workers, which has become critical due to a shortage of skilled developers. However, the company did not sufficiently invest behind its sales organization to support the rapid growth of the business. This underinvestment resulted in lower-than-expected sales growth and disappointing sales guidance.

Please see footnotes on page 7.

8  |  Wells Fargo Discovery Fund

Performance highlights (unaudited)

Within health care, ICU Medical, Incorporated, had a negative impact on results. ICU Medical manufactures infusion pumps and the relating consumables used in hospitals to deliver intravenous (IV) drugs and therapies. An oversupply of IV solution in the marketplace caused a competitor to undertake an irrational pricing strategy. ICU Medical stopped selling the product as the prices no longer made it profitable. As a result, the company’s results missed expectations and it had to lower guidance.

Caution ahead

As we close out 2019, we believe caution is warranted. While the U.S. consumer and labor markets appear resilient, the global economic slowdown and U.S.-China trade war have clearly taken a toll on business confidence. This has generated a concerning trend of weakness in capital spending and business investment. Recent manufacturing data indicate the U.S. may be on the verge of an industrial recession. Plummeting interest rates and recent market volatility are indicators of rising uncertainty. While policymakers may respond with additional stimulus, we believe investors should brace themselves for heightened volatility and scrutinize the fundamentals embedded in their portfolios.

Despite this caution, there are still exciting opportunities to pursue. We don’t believe this is the end of the cycle; we think the market is simply experiencing increased narrowness. We intend to use that to the advantage of our shareholders. We expect that businesses with resilient fundamentals and secular growth companies will continue to be rewarded with premium valuations. Our goal is to construct a portfolio with a balance of these businesses in pursuit of a winning formula. Despite all the rising uncertainty, we feel this remains a great time to invest in businesses on the right side of change.

Wells Fargo Discovery Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2019 to September 30, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-2019	Ending account value 9-30-2019	Expenses paid during the period¹	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,059.61	$6.24	1.21%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.01	$6.11	1.21%

Class C

Actual	$1,000.00	$1,055.64	$10.10	1.96%

Hypothetical (5% return before expenses)	$1,000.00	$1,015.24	$9.90	1.96%

Class R6

Actual	$1,000.00	$1,062.12	$4.01	0.78%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	$3.93	0.78%

Administrator Class

Actual	$1,000.00	$1,059.82	$5.82	1.13%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.71	1.13%

Institutional Class

Actual	$1,000.00	$1,061.36	$4.53	0.88%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	$4.44	0.88%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Discovery Fund

Portfolio of investments—September 30, 2019

	Shares	Value
Common Stocks: 97.78%

Communication Services: 4.29%

Entertainment: 3.11%
Take-Two Interactive Software Incorporated †	341,200	$42,766,008
World Wrestling Entertainment Incorporated Class A «	489,800	34,849,270

		77,615,278

Interactive Media & Services: 1.18%
Match Group Incorporated «	410,400	29,318,976

Consumer Discretionary: 15.41%

Diversified Consumer Services: 1.94%
Bright Horizons Family Solutions Incorporated †	318,040	48,501,100

Hotels, Restaurants & Leisure: 4.84%
Chipotle Mexican Grill Incorporated †	52,800	44,376,816
Domino’s Pizza Incorporated	145,200	35,514,468
Vail Resorts Incorporated	179,314	40,804,694

		120,695,978

Internet & Direct Marketing Retail: 3.42%
Etsy Incorporated †	759,500	42,911,750
MercadoLibre Incorporated †	77,211	42,561,020

		85,472,770

Specialty Retail: 4.16%
Burlington Stores Incorporated †	215,365	43,034,234
Carvana Corporation †«	296,400	19,562,400
Five Below Incorporated †	326,200	41,133,820

		103,730,454

Textiles, Apparel & Luxury Goods: 1.05%
Under Armour Incorporated Class C †	1,442,500	26,152,525

Consumer Staples: 2.66%

Food & Staples Retailing: 1.32%
US Foods Holding Corporation †	801,400	32,937,540

Food Products: 1.34%
Lamb Weston Holdings Incorporated	458,900	33,371,208

Health Care: 21.06%

Biotechnology: 5.88%
CRISPR Therapeutics AG †«	253,571	10,393,875
Deciphera Pharmaceuticals Incorporated †	255,579	8,674,351
Exact Sciences Corporation †	441,800	39,925,466
Immunomedics Incorporated †	980,700	13,004,082
Invitae Corporation †	704,298	13,571,822
Mirati Therapeutics Incorporated †	133,200	10,377,612
Precision BioSciences Incorporated †«	362,620	3,042,382
Sarepta Therapeutics Incorporated †	171,035	12,882,356
Turning Point Therapeutics Incorporated †	308,364	11,594,486
Twist Bioscience Corporation †	459,900	10,982,412
Zai Lab Limited ADR †	381,419	12,338,905

		146,787,749

Wells Fargo Discovery Fund  |  11

Portfolio of investments—September 30, 2019

	Shares	Value
Health Care Equipment & Supplies: 8.52%
DexCom Incorporated †	339,200	$50,622,208
Haemonetics Corporation †	326,600	41,197,324
ICU Medical Incorporated †	157,861	25,194,616
Insulet Corporation †	273,695	45,140,516
iRhythm Technologies Incorporated †	428,300	31,741,313
Silk Road Medical Incorporated †«	571,344	18,585,820

		212,481,797

Health Care Providers & Services: 1.44%
HealthEquity Incorporated †	627,300	35,847,059

Health Care Technology: 1.62%
Veeva Systems Incorporated Class A †	265,600	40,554,464

Life Sciences Tools & Services: 1.40%
Bio-Rad Laboratories Incorporated Class A †	104,800	34,871,152

Pharmaceuticals: 2.20%
Catalent Incorporated †	642,500	30,621,550
Elanco Animal Health Incorporated †	912,818	24,271,831

		54,893,381

Industrials: 21.34%

Aerospace & Defense: 2.94%
Mercury Computer Systems Incorporated †	440,819	35,781,278
Teledyne Technologies Incorporated †	116,600	37,544,034

		73,325,312

Building Products: 0.54%
Trex Company Incorporated †	147,700	13,430,361

Commercial Services & Supplies: 9.48%
Casella Waste Systems Incorporated Class A †	867,374	37,245,040
IAA Incorporated †	923,700	38,546,001
MSA Safety Incorporated	317,800	34,675,158
Tetra Tech Incorporated	478,100	41,479,956
The Brink’s Company	347,000	28,783,650
Waste Connections Incorporated	605,729	55,727,068

		236,456,873

Construction & Engineering: 1.24%
WillScot Corporation †	1,985,750	30,937,985

Industrial Conglomerates: 1.60%
Carlisle Companies Incorporated	275,000	40,023,500

Machinery: 2.90%
The Middleby Corporation †	280,800	32,825,520
Woodward Governor Company	365,800	39,444,214

		72,269,734

Road & Rail: 1.71%
Saia Incorporated †	456,800	42,802,160

Trading Companies & Distributors: 0.93%
SiteOne Landscape Supply Incorporated †	314,143	23,252,865

12  |  Wells Fargo Discovery Fund

Portfolio of investments—September 30, 2019

		Shares	Value
Information Technology: 30.39%

Communications Equipment: 1.11%
Motorola Solutions Incorporated		162,300	$27,657,543

Electronic Equipment, Instruments & Components: 3.95%
Novanta Incorporated †		402,540	32,895,569
Rogers Corporation †		222,599	30,431,509
Zebra Technologies Corporation Class A †		170,700	35,227,359

			98,554,437

IT Services: 16.50%
Black Knight Incorporated †		866,719	52,921,862
Booz Allen Hamilton Holding Corporation		694,400	49,316,288
EPAM Systems Incorporated †		235,079	42,859,603
Euronet Worldwide Incorporated †		306,472	44,836,854
InterXion Holding NV †		499,300	40,672,978
Okta Incorporated †		331,300	32,619,798
PagSeguro Digital Limited Class A †		686,200	31,777,922
Twilio Incorporated Class A †		268,800	29,557,248
WEX Incorporated †		273,200	55,205,524
WNS Holdings Limited ADR †		543,400	31,924,750

			411,692,827

Semiconductors & Semiconductor Equipment: 1.20%
Lattice Semiconductor Corporation †		1,636,100	29,916,089

Software: 6.56%
Avalara Incorporated †		315,800	21,250,182
Elastic NV †«		402,500	33,141,850
Envestnet Incorporated †		403,025	22,851,518
Globant SA †		326,800	29,928,344
Pagerduty Incorporated †«		539,400	15,238,050
Zendesk Incorporated †		565,500	41,213,640

			163,623,584

Technology Hardware, Storage & Peripherals: 1.07%
NCR Corporation †		844,900	26,665,044

Materials: 2.63%

Chemicals: 1.17%
Ingevity Corporation †		342,900	29,091,636

Containers & Packaging: 1.46%
AptarGroup Incorporated		307,500	36,423,374

Total Common Stocks (Cost $1,893,195,718)			2,439,354,755

	Yield
Short-Term Investments: 6.43%

Investment Companies: 6.43%
Securities Lending Cash Investments LLC (l)(r)(u)	2.11%	125,444,271	125,456,815
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.88	34,896,690	34,896,690

Total Short-Term Investments (Cost $160,353,209)			160,353,505

Total investments in securities (Cost $2,053,548,927)	104.21%	2,599,708,260

Other assets and liabilities, net	(4.21)	(105,078,320)

Total net assets	100.00%	$2,494,629,940

Wells Fargo Discovery Fund  |  13

Portfolio of investments—September 30, 2019

†	Non-income-earning security
«	All or a portion of this security is on loan.
(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	224,067,768	1,149,036,854	1,247,660,351	125,444,271	$12,337	$(2,692)	$3,059,212	#	$125,456,815
Wells Fargo Government Money Market Fund Select Class	32,383,204	852,087,000	849,573,514	34,896,690	0	0	953,839		34,896,690

					$12,337	$(2,692)	$4,013,051		$160,353,505	6.43%

#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Discovery Fund

Statement of assets and liabilities—September 30, 2019

Assets
Investments in unaffiliated securities (including $122,008,025 of securities loaned), at value (cost $1,893,195,718)	$2,439,354,755
Investments in affiliated securities, at value (cost $160,353,209)	160,353,505
Receivable for Fund shares sold	33,210,308
Receivable for dividends	129,995
Receivable for securities lending income, net	345,164

Total assets	2,633,393,727

Liabilities
Payable upon receipt of securities loaned	125,458,644
Payable for Fund shares redeemed	10,672,999
Management fee payable	1,509,937
Administration fees payable	281,583
Distribution fee payable	19,742
Trustees’ fees and expenses payable	2,471
Accrued expenses and other liabilities	818,411

Total liabilities	138,763,787

Total net assets	$2,494,629,940

Net assets consist of
Paid-in capital	$1,719,015,571
Total distributable earnings	775,614,369

Total net assets	$2,494,629,940

Computation of net asset value and offering price per share
Net assets – Class A	$627,335,752
Shares outstanding – Class A1	18,872,535
Net asset value per share – Class A	$33.24
Maximum offering price per share – Class A2	$35.27
Net assets – Class C	$30,982,067
Shares outstanding – Class C1	1,095,790
Net asset value per share – Class C	$28.27
Net assets – Class R6	$405,609,873
Shares outstanding – Class R6[1]	11,034,313
Net asset value per share – Class R6	$36.76
Net assets – Administrator Class	$333,814,437
Shares outstanding – Administrator Class[1]	9,660,797
Net asset value per share – Administrator Class	$34.55
Net assets – Institutional Class	$1,096,887,811
Shares outstanding – Institutional Class[1]	30,054,210
Net asset value per share – Institutional Class	$36.50

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Discovery Fund  |  15

Statement of operations—year ended September 30, 2019

Investment income
Dividends (net of foreign withholding taxes of $77,404)	$9,150,023
Securities lending income from affiliates, net	1,088,169
Income from affiliated securities	953,839

Total investment income	11,192,031

Expenses
Management fee	18,340,587
Administration fees
Class A	1,299,290
Class C	68,726
Class R6	133,885
Administrator Class	425,000
Institutional Class	1,439,485
Shareholder servicing fees
Class A	1,546,774
Class C	81,817
Administrator Class	817,308
Distribution fee
Class C	245,451
Custody and accounting fees	150,204
Professional fees	44,917
Registration fees	58,519
Shareholder report expenses	193,815
Trustees’ fees and expenses	21,652
Other fees and expenses	52,339

Total expenses	24,919,769
Less: Fee waivers and/or expense reimbursements
Class A	(1,232)
Class C	(66)
Administrator Class	(1,024)

Net expenses	24,917,447

Net investment loss	(13,725,416)

Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	288,845,219
Affiliated securities	12,337

Net realized gains on investments	288,857,556

Net change in unrealized gains (losses) on
Unaffiliated securities	(222,173,660)
Affiliated securities	(2,692)

Net change in unrealized gains (losses) on investments	(222,176,352)

Net realized and unrealized gains (losses) on investments	66,681,204

Net increase in net assets resulting from operations	$52,955,788

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Discovery Fund

Statement of changes in net assets

	Year ended September 30, 2019		Year ended September 30, 2018

Operations
Net investment loss		$(13,725,416)		$(12,786,673)
Net realized gains on investments		288,857,556		373,064,864
Net change in unrealized gains (losses) on investments		(222,176,352)		224,747,286

Net increase in net assets resulting from operations		52,955,788		585,025,477

Distributions to shareholders from net investment income and net realized gains
Class A		(88,695,435)		(99,511,453)
Class C		(5,933,378)		(7,025,882)
Class R6		(63,357,174)		(54,328,520)
Administrator Class		(44,501,716)		(51,960,260)
Institutional Class		(163,733,298)		(179,090,110)

Total distributions to shareholders		(366,221,001)		(391,916,225)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,673,589	53,100,356	1,452,010	51,353,312
Class C	124,395	3,331,641	112,021	3,424,044
Class R6	3,358,382	119,049,338	4,113,741	158,001,613
Administrator Class	1,093,053	36,588,024	918,595	33,383,569
Institutional Class	7,459,402	263,872,998	6,492,817	245,683,308

		475,942,357		491,845,846

Reinvestment of distributions
Class A	3,194,495	86,155,536	3,004,879	96,516,712
Class C	234,117	5,403,420	221,675	6,302,232
Class R6	2,119,233	62,983,596	1,557,379	54,087,762
Administrator Class	1,575,742	44,136,530	1,557,195	51,621,001
Institutional Class	5,074,483	149,849,493	4,841,719	167,426,637

		348,528,575		375,954,344

Payment for shares redeemed
Class A	(3,794,967)	(119,681,413)	(3,309,751)	(116,123,418)
Class C	(483,874)	(12,595,548)	(327,097)	(10,270,806)
Class R6	(7,308,955)	(259,235,727)	(1,827,978)	(69,640,517)
Administrator Class	(1,998,197)	(66,501,847)	(2,456,379)	(87,966,732)
Institutional Class	(15,416,303)	(512,299,731)	(8,225,567)	(314,872,170)

		(970,314,266)		(598,873,643)

Net increase (decrease) in net assets resulting from capital share transactions		(145,843,334)		268,926,547

Total increase (decrease) in net assets		(459,108,547)		462,035,799

Net assets
Beginning of period		2,953,738,487		2,491,702,688

End of period		$2,494,629,940		$2,953,738,487

The accompanying notes are an integral part of these financial statements.

Wells Fargo Discovery Fund  |  17

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS A	2019	2018	2017	2016	2015
Net asset value, beginning of period	$38.03	$36.47	$29.94	$30.48	$32.35
Net investment loss	(0.26)	(0.26)	(0.23)	(0.18)[1]	(0.24)
Net realized and unrealized gains (losses) on investments	0.53	7.85	7.17	2.23	0.96

Total from investment operations	0.27	7.59	6.94	2.05	0.72
Distributions to shareholders from
Net realized gains	(5.06)	(6.03)	(0.41)	(2.59)	(2.59)
Net asset value, end of period	$33.24	$38.03	$36.47	$29.94	$30.48
Total return[2]	3.81%	23.86%	23.42%	7.33%	2.09%
Ratios to average net assets (annualized)
Gross expenses	1.21%	1.20%	1.21%	1.20%	1.23%
Net expenses	1.20%	1.20%	1.21%	1.20%	1.21%
Net investment loss	(0.77)%	(0.69)%	(0.70)%	(0.64)%	(0.64)%
Supplemental data
Portfolio turnover rate	71%	67%	73%	78%	87%
Net assets, end of period (000s omitted)	$627,336	$676,930	$607,318	$641,786	$294,661

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Discovery Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS C	2019	2018	2017	2016	2015
Net asset value, beginning of period	$33.46	$32.99	$27.32	$28.24	$30.37
Net investment loss	(0.41)[1]	(0.46)	(0.42)[1]	(0.37)[1]	(0.43)[1]
Net realized and unrealized gains (losses) on investments	0.28	6.96	6.50	2.04	0.89

Total from investment operations	(0.13)	6.50	6.08	1.67	0.46
Distributions to shareholders from
Net realized gains	(5.06)	(6.03)	(0.41)	(2.59)	(2.59)
Net asset value, end of period	$28.27	$33.46	$32.99	$27.32	$28.24
Total return[2]	3.01%	22.94%	22.51%	6.51%	1.35%
Ratios to average net assets (annualized)
Gross expenses	1.95%	1.95%	1.96%	1.95%	1.98%
Net expenses	1.95%	1.95%	1.96%	1.95%	1.96%
Net investment loss	(1.51)%	(1.45)%	(1.45)%	(1.41)%	(1.39)%
Supplemental data
Portfolio turnover rate	71%	67%	73%	78%	87%
Net assets, end of period (000s omitted)	$30,982	$40,860	$40,070	$49,538	$66,772

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Discovery Fund  |  19

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS R6	2019	2018	2017	2016	2015
Net asset value, beginning of period	$41.26	$38.93	$31.80	$32.08	$33.78
Net investment loss	(0.12)[1]	(0.10)[1]	(0.08)	(0.07)	(0.07)
Net realized and unrealized gains (losses) on investments	0.68	8.46	7.62	2.38	0.96

Total from investment operations	0.56	8.36	7.54	2.31	0.89
Distributions to shareholders from
Net realized gains	(5.06)	(6.03)	(0.41)	(2.59)	(2.59)
Net asset value, end of period	$36.76	$41.26	$38.93	$31.80	$32.08
Total return	4.26%	24.39%	23.98%	7.77%	2.53%
Ratios to average net assets (annualized)
Gross expenses	0.77%	0.78%	0.78%	0.77%	0.76%
Net expenses	0.77%	0.78%	0.78%	0.77%	0.76%
Net investment loss	(0.33)%	(0.26)%	(0.27)%	(0.22)%	(0.21)%
Supplemental data
Portfolio turnover rate	71%	67%	73%	78%	87%
Net assets, end of period (000s omitted)	$405,610	$530,879	$351,268	$300,118	$273,941

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Discovery Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
ADMINISTRATOR CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$39.27	$37.44	$30.70	$31.17	$32.99
Net investment loss	(0.23)[1]	(0.23)	(0.20)[1]	(0.17)[1]	(0.20)
Net realized and unrealized gains (losses) on investments	0.57	8.09	7.35	2.29	0.97

Total from investment operations	0.34	7.86	7.15	2.12	0.77
Distributions to shareholders from
Net realized gains	(5.06)	(6.03)	(0.41)	(2.59)	(2.59)
Net asset value, end of period	$34.55	$39.27	$37.44	$30.70	$31.17
Total return	3.88%	23.97%	23.52%	7.40%	2.24%
Ratios to average net assets (annualized)
Gross expenses	1.13%	1.12%	1.13%	1.12%	1.09%
Net expenses	1.13%	1.12%	1.13%	1.12%	1.09%
Net investment loss	(0.70)%	(0.62)%	(0.62)%	(0.58)%	(0.52)%
Supplemental data
Portfolio turnover rate	71%	67%	73%	78%	87%
Net assets, end of period (000s omitted)	$333,814	$353,042	$335,898	$400,997	$575,568

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Wells Fargo Discovery Fund  |  21

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
INSTITUTIONAL CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$41.05	$38.79	$31.72	$32.04	$33.76
Net investment loss	(0.15)[1]	(0.18)	(0.13)[1]	(0.10)	(0.09)
Net realized and unrealized gains (losses) on investments	0.66	8.47	7.61	2.37	0.96

Total from investment operations	0.51	8.29	7.48	2.27	0.87
Distributions to shareholders from
Net realized gains	(5.06)	(6.03)	(0.41)	(2.59)	(2.59)
Net asset value, end of period	$36.50	$41.05	$38.79	$31.72	$32.04
Total return	4.15%	24.25%	23.88%	7.68%	2.47%
Ratios to average net assets (annualized)
Gross expenses	0.87%	0.87%	0.88%	0.87%	0.82%
Net expenses	0.87%	0.87%	0.88%	0.87%	0.82%
Net investment loss	(0.42)%	(0.36)%	(0.37)%	(0.32)%	(0.26)%
Supplemental data
Portfolio turnover rate	71%	67%	73%	78%	87%
Net assets, end of period (000s omitted)	$1,096,888	$1,352,027	$1,157,148	$1,316,107	$1,436,125

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Discovery Fund

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Discovery Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in securities lending income from affiliates (net of fees and rebates) on the Statement of Operations.

Wells Fargo Discovery Fund  |  23

Notes to financial statements

In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allows the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of September 30, 2019, the aggregate cost of all investments for federal income tax purposes was $2,063,537,002 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$616,774,695

Gross unrealized losses	(80,603,437)

Net unrealized gains	$536,171,258

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassification is due to redemptions in-kind. At September 30, 2019, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Total distributable earnings

$22,515,989	$(22,515,989)

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

24  |  Wells Fargo Discovery Fund

Notes to financial statements

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$106,934,254	$0	$0	$106,934,254

Consumer discretionary	384,552,827	0	0	384,552,827

Consumer staples	66,308,748	0	0	66,308,748

Health care	525,435,602	0	0	525,435,602

Industrials	532,498,790	0	0	532,498,790

Information technology	758,109,524	0	0	758,109,524

Materials	65,515,010	0	0	65,515,010

Short-term investments

Investment companies	160,353,505	0	0	160,353,505

Total assets	$2,599,708,260	$0	$0	$2,599,708,260
Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the year ended September 30, 2019, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.800%

Next $500 million	0.750

Next $1 billion	0.700

Next $2 billion	0.675

Next $1 billion	0.650

Next $5 billion	0.640

Over $10 billion	0.630

Wells Fargo Discovery Fund  |  25

Notes to financial statements

For the year ended September 30, 2019, the management fee was equivalent to an annual rate of 0.72% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.35% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Class R6	0.03

Administrator Class, Institutional Class	0.13

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through January 31, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.22% for Class A shares, 1.97% for Class C shares, 0.84% for Class R6 shares, 1.15% for Administrator Class shares, and 0.89% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended September 30, 2019, Funds Distributor received $13,159 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended September 30, 2019.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2019 were $1,774,414,656 and $2,162,216,593, respectively.

26  |  Wells Fargo Discovery Fund

Notes to financial statements

6. SECURITIES LENDING TRANSACTIONS

The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of September 30, 2019, the Fund had securities lending transactions with the following counterparties which are subject to offset:

Counterparty	Value of securities on loan	Collateral received[1]	Net amount

Bank of America Securities Inc.	$5,325,048	$(5,325,048)	$0

Barclays Capital Inc.	27,208,545	(27,208,545)	0

BMO Capital Markets Corp.	4,169,417	(4,169,417)	0

BNP Paribas Securities Corp.	3,606,492	(3,606,492)	0

Citigroup Global Markets Inc.	3,423,900	(3,423,900)	0

Credit Suisse Securities (USA) LLC	1,716,350	(1,716,350)	0

Deutsche Bank Securities Inc.	1,086,400	(1,086,400)	0

JPMorgan Securities LLC	51,885,981	(51,885,981)	0

Morgan Stanley & Co. LLC	21,538,442	(21,538,442)	0

Scotia Capital (USA) Inc.	211,200	(211,200)	0

UBS Securities LLC	1,836,250	(1,836,250)	0

[1]	Collateral received within this table is limited to the collateral for the net transaction with the counterparty.

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended September 30, 2019, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended September 30, 2019 and September 30, 2018 were as follows:

	Year ended September 30

	2019	2018

Ordinary income	$51,161,930	$60,679,267

Long-term capital gain	315,059,071	331,236,958

Wells Fargo Discovery Fund  |  27

Notes to financial statements

As of September 30, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains

$18,015,375	$221,428,125	$536,171,258

9. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. As of the end of the period, the Fund invests a concentration of its portfolio in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. REDEMPTIONS IN-KIND

During the year ended September 30, 2019, the Fund redeemed assets through in-kind redemptions for shareholders in Class R6 and Institutional Class. The realized gains (losses) recognized by the Fund are reflected on the Statement of Operations and these redemption transactions are reflected on the Statement of Changes in Net Assets. The date of each redemption transaction, value of securities issued from the redemption, cash paid, realized gains (losses), the shareholder class and the percentage of the Fund redeemed by the shareholder was as follows:

Date	Value of securities issued	Cash	Realized gains	Share class redeemed	% of the Fund

4-8-2019	$81,290,811	$1,768,678	$12,646,482	Institutional Class	3.19%

5-15-2019	21,382,373	184,137	3,649,046	Class R6	0.87

6-3-2019	19,899,391	219,788	3,059,345	Institutional Class	0.84

6-26-2019	19,541,539	726,452	3,638,613	Institutional Class	0.80

12. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

28  |  Wells Fargo Discovery Fund

Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Discovery Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of September 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

November 25, 2019

Wells Fargo Discovery Fund  |  29

Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $315,059,071 was designated as a 20% rate gain distribution for the fiscal year ended September 30, 2019.

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 12.81% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2019.

Pursuant to Section 854 of the Internal Revenue Code, $7,381,695 of income dividends paid during the fiscal year ended September 30, 2019 has been designated as qualified dividend income (QDI).

For the fiscal year ended September 30, 2019, $51,161,930 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, which is available by visiting the SEC website at sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30  |  Wells Fargo Discovery Fund

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 150 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Wells Fargo Discovery Fund  |  31

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

32  |  Wells Fargo Discovery Fund

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee[3] (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy[4] (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 64 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 86 funds and Assistant Treasurer of 64 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

[3]	Michelle Rhee became Chief Legal Officer effective October 22, 2019.

[4]	Catherine Kennedy became Secretary effective October 22, 2019.

Wells Fargo Discovery Fund  |  33

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Discovery Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 21-22, 2019 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Discovery Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2019, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2019. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

34  |  Wells Fargo Discovery Fund

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2018. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for the three- and ten-year periods under review, but lower than the average investment performance of the Universe for the one- and five-year periods under review. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the Russell 2500™ Growth Index, for the one-, three- and ten-year periods under review, but lower than its benchmark for the five-year period under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment strategies and market factors that affected the Fund’s investment performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were in range of, lower than, or equal to the median net operating expense ratios of the expense Groups for each share class. The Board also noted that the net operating expense ratio cap for Class R6 and the Administrator Class would be reduced.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of, lower than, or equal to the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Wells Fargo Discovery Fund  |  35

Other information (unaudited)

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

36  |  Wells Fargo Discovery Fund

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo & Company. All rights reserved.

406814 11-19

A230/AR230 09-19

Annual Report

September 30, 2019

Wells Fargo Enterprise Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Enterprise Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

“December’s S&P 500 Index performance was the worst since 1931.”

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Enterprise Fund for the 12-month period that ended September 30, 2019. After the first half of the period yielded either low-single-digit or negative investment returns, U.S. stock and global bond investors generally saw markets recover during the second half amid intensifying market volatility, global economic growth concerns, international trade stare downs, and simmering geopolitical tensions.

Overall, fixed-income investors enjoyed a distinct advantage over stock investors. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 4.25% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 1.23%. The MSCI EM Index (Net)3 slipped 2.02%. Among fixed income investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 10.30%, the Bloomberg Barclays Global Aggregate ex-USD Index5 added 5.34%, the Bloomberg Barclays Municipal Bond Index6 gained 8.55%, and the ICE BofAML U.S. High Yield Index7 added 6.30%.

Investors confronted unsettling events during the fourth quarter of 2018.

During the fourth quarter of 2018, investors grew concerned about the pace and sustainability of the global economic expansion. The U.S. Bureau of Economic Analysis reported third-quarter U.S. gross domestic product (GDP) was 3.4% on an annualized basis, which was down from the second-quarter rate. A partial U.S. government shutdown occurred, which extended into January 2019. Brexit efforts stalled, causing uncertainty for the eurozone. The value of the renminbi declined even as the People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes in efforts to spur economic activity.

The combination of news in the U.S. and generally weak economic indicators outside of the U.S. caused investors to seek safe havens. December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. Even as indicators suggested growth was restrained, the U.S. Federal Reserve (Fed) increased the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) in December 2018 to a target range of between 2.25% and 2.50%. Many observers expressed concerns that higher rates could slow the economy further.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Enterprise Fund

Letter to shareholders (unaudited)

The market climbs a wall of worry.

Investment returns early in 2019 appeared to reaffirm the adage that markets climb a wall of worry as the new year began. The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive.

In February 2019, signs of slowing global growth grew more ominous. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, a slower rate than reported for the prior two quarters. In a February report, the Bank of England forecast the slowest growth for 2019 since the financial crisis. China and the U.S. continued to wrangle over trade issues. By the end of the first quarter of 2019, more accommodative Fed sentiment and steady, if not spectacular, U.S. economic and business metrics encouraged domestic investors.

Early second-quarter 2019 enthusiasm among investors faded.

During April 2019, favorable sentiment found additional support in reports of sustained low inflation, solid employment data, and first-quarter U.S. GDP of an annualized rate of 3.2%. During May, markets tumbled on mixed investment signals. In the U.S., partisan wrangling ramped up as Democrats and Republicans set their sights on 2020 presidential politics. The U.K.’s Brexit disagreements caused Prime Minister Theresa May to resign. Boris Johnson succeeded her only to exacerbate uncertainty about Brexit’s resolution ahead of an October 2019 deadline. The European Commission downgraded the 2019 growth forecast to 1.2%. The U.S. increased tariffs on products from China, China responded, and then talks broke down. President Donald Trump threatened to turn his foreign policy tariff tool to Mexico over immigration issues.

During the third quarter of 2019, investors regrouped. Just as the investment horizon appeared to darken, sentiment turned and U.S. equity markets gained during June and July. The gains, primarily driven by geopolitical and monetary policy events, pushed equity markets to new highs. European Central Bank President Mario Draghi said that if the outlook doesn’t improve, the bank would cut rates or buy more assets to prop up inflation. President Trump backed off of tariff threats against Mexico and China. In the U.S., the Fed implemented a 0.25% federal funds rate cut in July.

Later in July 2019, the U.S. reversed course and threatened to impose higher tariffs on China’s exports after talks failed. China responded with tariff threats of its own and devalued the renminbi, a move that roiled global markets. Major U.S. stock market indices closed July with the worst weekly results of the year. Bond prices gained as Treasury yields fell to levels not seen since November 2016 and the yield curve inverted at multiple points along the 30-year arc.

In a microcosm, August 2019 encapsulated many of the unnerving events that plagued investors during the prior 11 months. The U.S.-China trade relationship swung from antagonistic to hopeful and back again with no evident compromise on the horizon. Evidence of a continued global economic slowdown mounted. Central banks in China, New Zealand, and Thailand cut interest rates. Industrial and manufacturing data declined in China, Canada, Japan, and Germany. Adding to the uncertain environment, Italy’s prime minister resigned, many feared a crackdown in Hong Kong as protesters sustained their calls for reform throughout the month, and Boris Johnson planned to suspend Parliament as Brexit’s deadline neared.

In the U.S., September saw the Fed join other central banks in cutting interest rates. Manufacturing data in the U.S., as reported by the Institute for Supply Management, disappointed investors. The U.S. Congress announced it would pursue an impeachment investigation of President Trump. Meanwhile, the Brexit impasse showed no signs of

“The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years.”

Wells Fargo Enterprise Fund  |  3

Letter to shareholders (unaudited)

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

resolution. Officials in China said that hitting the country’s economic growth goals for the year would be difficult considering the weight of tariffs and trade restrictions. So while the S&P 500 Index finished the third quarter with year-to-date returns that were the best in more than 20 years, amid signs of equity investors taking money out of the stock market, concerns about future returns remained.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may potentially unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

4  |  Wells Fargo Enterprise Fund

This page is intentionally left blank.

Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Michael T. Smith, CFA®‡

Christopher J. Warner, CFA®‡

Average annual total returns (%) as of September 30, 2019

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (SENAX)	2-24-2000	1.79	10.04	12.71	8.00	11.35	13.37	1.25	1.18

Class C (WENCX)	3-31-2008	6.20	10.52	12.53	7.20	10.52	12.53	2.00	1.93

Class R6 (WENRX)[3]	10-31-2014	–	–	–	8.41	11.78	13.80	0.82	0.80

Administrator Class (SEPKX)	8-30-2002	–	–	–	8.06	11.47	13.50	1.17	1.10

Institutional Class (WFEIX)	6-30-2003	–	–	–	8.36	11.72	13.77	0.92	0.85

Russell Midcap® Growth Index[4]	–	–	–	–	5.20	11.12	14.08	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo Enterprise Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of September 30, 2019[5]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through January 31, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had been included, returns for Class R6 shares would be higher.

[4]

The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price/book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth index. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares for the most recent ten years with the Russell Midcap® Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

*	This security was no longer held at the end of the reporting period.

Wells Fargo Enterprise Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed its benchmark, the Russell Midcap® Growth Index, for the 12-month period that ended September 30, 2019.

∎	Stock selection within the information technology (IT) and consumer discretionary sectors contributed to performance.

∎	Stock selection in the industrials sector negatively affected performance.

A number of macro factors influenced investor sentiment over the past 12 months. These included the ongoing U.S.-China trade war, a change in monetary policy by the U.S. Federal Reserve, tepid U.S. economic data, and increased geopolitical risks. For much of the past year, however, the U.S. equity market remained quite resilient. The market rewarded companies with the ability to grow earnings regardless of the economic backdrop—firms with disruptive technology and significant competitive advantages. We refer to these firms as being on the right side of change, and we populated the portfolio with companies meeting those criteria. Market volatility, however, was not entirely macro-driven. Corporate earnings recently have become choppier. Given the increased uncertainty, investors had little patience for fundamental disappointments, particularly for stocks carrying premium valuations. We continue to believe that taking the valuation risk associated with secular growth stocks is a superior strategy compared with building a portfolio high in cyclical exposure.

Ten largest holdings (%) as of September 30, 2019[6]

Fiserv Incorporated	3.37

Waste Connections Incorporated	2.85

Chipotle Mexican Grill Incorporated	2.41

Cintas Corporation	2.27

Motorola Solutions Incorporated	2.23

WEX Incorporated	2.11

FleetCor Technologies Incorporated	2.02

Black Knight Incorporated	2.01

Veeva Systems Incorporated Class A	2.01

Global Payments Incorporated	1.98

Stock selection benefited the Fund’s relative performance, especially within the IT and consumer discretionary sectors.

Within the IT sector, the Fund’s position in Shopify Incorporated contributed to returns. Shopify, a provider of e-commerce solutions for direct-to-consumer brands, traditionally focused on small and medium-size businesses but is currently penetrating larger businesses via its Shopify Plus offering. Shopify benefits from its customers’ growth by processing payments for smaller customers and charging a fee on each transaction for larger customers. The company’s two vectors of growth—new customers and revenue expansion of existing customers—drove higher-than-expected financial results.

Within the consumer discretionary sector, Chipotle Mexican Grill, Incorporated, continues to improve operations following the appointment of a new chief executive officer. Online ordering in particular has been a key driver of sales growth. The company’s loyalty program continues to grow nicely, providing an additional catalyst for sales growth. Chipotle also maintains the ability to add more restaurants throughout the U.S. These efforts have begun to gain traction as same restaurant sales grew meaningfully, beating expectations. The improved sales performance leveraged the company’s costs and drove restaurant profitability higher as well.

Sector distribution as of September 30, 2019[7]

Security selection in the industrials sector detracted from the Fund’s performance.

Among the Fund’s industrial holdings, Evoqua Water Technologies Corporation* detracted from performance. The water treatment and technology company saw its shares decline sharply after reporting disappointing results, reducing guidance, and announcing a restructuring plan. Evoqua unexpectedly has undertaken longer, capital-intensive projects that have affected the stable revenue stream we expected. Rising raw material costs hurt profitability as well.

Please see footnotes on page 7.

8  |  Wells Fargo Enterprise Fund

Performance highlights (unaudited)

Also within industrials, Univar Solutions Incorporated weighed on the Fund’s returns. Univar, a chemical distribution company, faced a combination of macro concerns and company-specific issues. Concerns over slowing global economic growth and the ongoing trade war resulted in sluggish order trends throughout the industrials sector. Specific to Univar, inclement weather in Canada affected the company’s agricultural business in that key market. Transportation costs also proved to be an unexpected headwind. Univar sells its products on a freight-delivered basis, so it must absorb higher-than-expected transportation costs.

Caution ahead

As we close out 2019, we believe caution is warranted. While the U.S. consumer and labor markets appear resilient, the global economic slowdown and U.S.-China trade war have clearly taken a toll on business confidence. This has generated a concerning trend of weakness in capital spending and business investment. Recent manufacturing data indicate the U.S. may be on the verge of an industrial recession. Plummeting interest rates and recent market volatility are indicators of rising uncertainty. While policymakers may respond with additional stimulus, we believe investors should brace themselves for heightened volatility and scrutinize the fundamentals embedded in their portfolios.

Despite this caution, there are still exciting opportunities to pursue. We don’t believe this is the end of the cycle; we think the market is simply experiencing increased narrowness. We intend to use that to the advantage of our shareholders. We expect that businesses with resilient fundamentals and secular growth companies will continue to be rewarded with premium valuations. Our goal is to construct a portfolio with a balance of these businesses in pursuit of a winning formula. Despite all the rising uncertainty, we feel this remains a great time to invest in businesses on the right side of change.

Wells Fargo Enterprise Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2019 to September 30, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-2019	Ending account value 9-30-2019	Expenses paid during the period¹	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,074.84	$6.15	1.18%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.14	$5.99	1.18%

Class C

Actual	$1,000.00	$1,070.84	$10.05	1.93%

Hypothetical (5% return before expenses)	$1,000.00	$1,015.37	$9.78	1.93%

Class R6

Actual	$1,000.00	$1,076.91	$4.18	0.80%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.05	$4.06	0.80%

Administrator Class

Actual	$1,000.00	$1,075.12	$5.72	1.10%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.55	$5.57	1.10%

Institutional Class

Actual	$1,000.00	$1,076.55	$4.44	0.85%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.80	$4.32	0.85%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Enterprise Fund

Portfolio of investments—September 30, 2019

	Shares	Value
Common Stocks: 99.24%

Communication Services: 5.90%

Entertainment: 4.51%
Nintendo Company Limited ADR	220,300	$10,265,980
Take-Two Interactive Software Incorporated †	117,700	14,752,518
World Wrestling Entertainment Incorporated Class A «	130,800	9,306,420

		34,324,918

Interactive Media & Services: 1.39%
Match Group Incorporated «	148,000	10,573,120

Consumer Discretionary: 18.37%

Auto Components: 1.21%
Aptiv plc	105,285	9,204,015

Automobiles: 1.34%
Ferrari NV	66,000	10,169,940

Diversified Consumer Services: 1.84%
Bright Horizons Family Solutions Incorporated †	91,500	13,953,750

Hotels, Restaurants & Leisure: 6.19%
Chipotle Mexican Grill Incorporated †	21,800	18,322,246
Domino’s Pizza Incorporated	40,800	9,979,272
Royal Caribbean Cruises Limited	57,200	6,196,476
Vail Resorts Incorporated	55,217	12,565,181

		47,063,175

Internet & Direct Marketing Retail: 2.57%
MercadoLibre Incorporated †	24,400	13,450,012
Wayfair Incorporated Class A «†	54,569	6,118,276

		19,568,288

Specialty Retail: 2.90%
Burlington Stores Incorporated †	67,400	13,467,868
Five Below Incorporated †	68,100	8,587,410

		22,055,278

Textiles, Apparel & Luxury Goods: 2.32%
Lululemon Athletica Incorporated †	48,100	9,260,693
Under Armour Incorporated Class C †	463,400	8,401,442

		17,662,135

Consumer Staples: 2.51%

Food & Staples Retailing: 1.31%
US Foods Holding Corporation †	241,200	9,913,320

Food Products: 1.20%
Lamb Weston Holdings Incorporated	125,600	9,133,632

Financials: 2.58%

Capital Markets: 2.58%
Intercontinental Exchange Incorporated	127,625	11,775,959
Raymond James Financial Incorporated	94,900	7,825,454

		19,601,413

Wells Fargo Enterprise Fund  |  11

Portfolio of investments—September 30, 2019

	Shares	Value
Health Care: 15.36%

Biotechnology: 1.91%
Exact Sciences Corporation †	117,100	$10,582,327
Sarepta Therapeutics Incorporated †	51,700	3,894,044

		14,476,371

Health Care Equipment & Supplies: 5.90%
Align Technology Incorporated †	50,400	9,118,368
DexCom Incorporated †	88,600	13,222,664
Edwards Lifesciences Corporation †	44,900	9,873,959
Insulet Corporation †	76,800	12,666,624

		44,881,615

Health Care Providers & Services: 1.49%
WellCare Health Plans Incorporated †	43,700	11,325,729

Health Care Technology: 3.64%
Cerner Corporation	182,400	12,434,208
Veeva Systems Incorporated Class A †	100,000	15,269,000

		27,703,208

Life Sciences Tools & Services: 1.43%
Bio-Rad Laboratories Incorporated Class A †	32,700	10,880,598

Pharmaceuticals: 0.99%
Elanco Animal Health Incorporated †	281,787	7,492,716

Industrials: 15.06%

Aerospace & Defense: 1.60%
Teledyne Technologies Incorporated †	37,900	12,203,421

Commercial Services & Supplies: 6.11%
Cintas Corporation	64,500	17,292,450
IAA Incorporated †	180,400	7,528,092
Waste Connections Incorporated	235,339	21,651,188

		46,471,730

Construction & Engineering: 0.80%
Jacobs Engineering Group Incorporated	66,200	6,057,300

Electrical Equipment: 1.42%
Rockwell Automation Incorporated	65,300	10,761,440

Machinery: 2.59%
The Middleby Corporation †	77,800	9,094,820
Woodward Governor Company	98,100	10,578,123

		19,672,943

Road & Rail: 1.51%
Saia Incorporated †	122,500	11,478,250

Trading Companies & Distributors: 1.03%
Univar Incorporated †	379,046	7,868,995

Information Technology: 32.59%

Communications Equipment: 2.23%
Motorola Solutions Incorporated	99,300	16,921,713

12  |  Wells Fargo Enterprise Fund

Portfolio of investments—September 30, 2019

		Shares	Value
Electronic Equipment, Instruments & Components: 1.23%
Zebra Technologies Corporation Class A †		45,300	$9,348,561

IT Services: 21.30%
Adyen NV 144A†		6,978	4,535,700
Black Knight Incorporated †		250,700	15,307,742
Booz Allen Hamilton Holding Corporation		211,200	14,999,424
EPAM Systems Incorporated †		70,154	12,790,477
Fiserv Incorporated †		247,313	25,619,154
FleetCor Technologies Incorporated †		53,500	15,342,730
Global Payments Incorporated		94,781	15,070,179
PagSeguro Digital Limited Class A †		224,600	10,401,226
Shopify Incorporated Class A †		31,900	9,941,954
Square Incorporated Class A †		196,000	12,142,200
Twilio Incorporated Class A †		89,100	9,797,436
WEX Incorporated †		79,400	16,044,358

			161,992,580

Semiconductors & Semiconductor Equipment: 4.57%
Advanced Micro Devices Incorporated †		504,000	14,610,960
Micron Technology Incorporated †		206,300	8,839,955
Xilinx Incorporated		118,000	11,316,200

			34,767,115

Software: 3.26%
Autodesk Incorporated †		68,000	10,043,600
ServiceNow Incorporated †		58,150	14,761,378

			24,804,978

Materials: 6.87%

Chemicals: 3.80%
Air Products & Chemicals Incorporated		42,700	9,473,422
Ingevity Corporation †		89,500	7,593,180
The Sherwin-Williams Company		21,500	11,822,205

			28,888,807

Construction Materials: 1.72%
Vulcan Materials Company		86,800	13,127,631

Containers & Packaging: 1.35%
AptarGroup Incorporated		86,600	10,257,770

Total Common Stocks (Cost $541,223,106)			754,606,455

	Yield

Short-Term Investments: 3.71%

Investment Companies: 3.71%
Securities Lending Cash Investments LLC (I)(r)(u)	2.11%	25,578,810	25,581,368
Wells Fargo Government Money Market Fund Select Class (I)(u)	1.88	2,635,132	2,635,132

Total Short-Term Investments (Cost $28,216,500)			28,216,500

Total investments in securities (Cost $569,439,606)	102.95%	782,822,955

Other assets and liabilities, net	(2.95)	(22,438,107)

Total net assets	100.00%	$760,384,848

Wells Fargo Enterprise Fund  |  13

Portfolio of investments—September 30, 2019

†	Non-income-earning security
«	All or a portion of this security is on loan.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	33,993,921	389,033,184	397,448,295	25,578,810	$3,171	$0	$768,862	#	$25,581,368
Wells Fargo Government Money Market Fund Select Class	4,785,042	162,507,757	164,657,667	2,635,132	0	0	135,560		2,635,132

					$3,171	$0	$904,422		$28,216,500	3.71%

#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Enterprise Fund

Statement of assets and liabilities—September 30, 2019

Assets
Investments in unaffiliated securities (including $24,689,110 of securities loaned), at value (cost $541,223,106)	$754,606,455
Investment in affiliated securities, at value (cost $28,216,500)	28,216,500
Receivable for investments sold	4,425,568
Receivable for Fund shares sold	87,939
Receivable for dividends	236,092
Receivable for securities lending income, net	19,338
Prepaid expenses and other assets	55,299

Total assets	787,647,191

Liabilities
Payable upon receipt of securities loaned	25,580,565
Payable for Fund shares redeemed	712,127
Management fee payable	434,302
Administration fees payable	122,177
Trustees’ fees and expenses payable	2,007
Distribution fee payable	1,583
Accrued expenses and other liabilities	409,582

Total liabilities	27,262,343

Total net assets	$760,384,848

Net assets consist of
Paid-in capital	$510,619,393
Total distributable earnings	249,765,455

Total net assets	$760,384,848

Computation of net asset value and offering price per share
Net assets – Class A	$649,105,683
Shares outstanding – Class A1	12,988,008
Net asset value per share – Class A	$49.98
Maximum offering price per share – Class A2	$53.03
Net assets – Class C	$2,512,963
Shares outstanding – Class C1	58,543
Net asset value per share – Class C	$42.93
Net assets – Class R6	$52,782,949
Shares outstanding – Class R6[1]	940,110
Net asset value per share – Class R6	$56.15
Net assets – Administrator Class	$3,687,419
Shares outstanding – Administrator Class[1]	69,437
Net asset value per share – Administrator Class	$53.10
Net assets – Institutional Class	$52,295,834
Shares outstanding – Institutional Class[1]	934,435
Net asset value per share – Institutional Class	$55.97

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Enterprise Fund  |  15

Statement of operations—year ended September 30, 2019

Investment income
Dividends (net of foreign withholding taxes of $72,944)	$3,928,839
Securities lending income from affiliates, net	214,990
Income from affiliated securities	135,560

Total investment income	4,279,389

Expenses
Management fee	5,356,889
Administration fees
Class A	1,301,068
Class C	8,191
Class R6	14,509
Administrator Class	4,335
Institutional Class	60,432
Shareholder servicing fees
Class A	1,548,890
Class C	9,752
Administrator Class	7,923
Distribution fee
Class C	29,240
Custody and accounting fees	62,681
Professional fees	42,271
Registration fees	107,277
Shareholder report expenses	78,028
Trustees’ fees and expenses	21,652
Other fees and expenses	14,185

Total expenses	8,667,323
Less: Fee waivers and/or expense reimbursements
Fund-level	(128,326)
Class A	(308,068)
Class C	(1,909)
Administrator Class	(1,351)
Institutional Class	(23,363)

Net expenses	8,204,306

Net investment loss	(3,924,917)

Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	40,827,708
Affiliated securities	3,171

Net realized gains on investments	40,830,879
Net change in unrealized gains (losses) on investments	16,452,262

Net realized and unrealized gains (losses) on investments	57,283,141

Net increase in net assets resulting from operations	$53,358,224

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Enterprise Fund

Statement of changes in net assets

	Year ended September 30, 2019		Year ended September 30, 2018

Operations
Net investment loss		$(3,924,917)		$(4,200,615)
Net realized gains on investments		40,830,879		90,687,674
Net change in unrealized gains (losses) on investments		16,452,262		51,811,573

Net increase in net assets resulting from operations		53,358,224		138,298,632

Distributions to shareholders from net investment income and net realized gains
Class A		(70,134,961)		(61,896,652)
Class C		(816,461)		(1,047,354)
Class R6		(4,758,790)		(4,095,973)
Administrator Class		(354,535)		(378,790)
Institutional Class		(4,789,875)		(4,654,368)

Total distributions to shareholders		(80,854,622)		(72,073,137)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	314,721	14,539,690	185,378	9,099,671
Class C	6,455	248,651	4,536	198,917
Class R6	95,098	5,042,506	178,922	9,819,356
Administrator Class	7,854	408,606	12,688	658,208
Institutional Class	329,158	17,257,242	132,493	7,163,466

		37,496,695		26,939,618

Reinvestment of distributions
Class A	1,674,293	66,553,135	1,280,198	58,530,640
Class C	23,541	808,616	25,557	1,037,343
Class R6	106,814	4,755,337	81,337	4,092,854
Administrator Class	8,166	344,706	7,722	371,790
Institutional Class	102,726	4,559,989	89,154	4,477,339

		77,021,783		68,509,966

Payment for shares redeemed
Class A	(1,374,541)	(63,202,802)	(1,203,590)	(59,203,661)
Class C	(134,665)	(5,157,166)	(69,340)	(3,062,717)
Class R6	(88,918)	(4,650,355)	(108,785)	(6,087,430)
Administrator Class	(12,643)	(610,976)	(26,820)	(1,379,035)
Institutional Class	(327,960)	(16,479,135)	(425,040)	(22,883,844)

		(90,100,434)		(92,616,687)

Net increase in net assets resulting from capital share transactions		24,418,044		2,832,897

Total increase (decrease) in net assets		(3,078,354)		69,058,392

Net assets
Beginning of period		763,463,202		694,404,810

End of period		$760,384,848		$763,463,202

The accompanying notes are an integral part of these financial statements.

Wells Fargo Enterprise Fund  |  17

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS A	2019	2018	2017	2016	2015
Net asset value, beginning of period	$52.96	$48.80	$41.94	$41.90	$47.93
Net investment loss	(0.29)	(0.31)	(0.25)	(0.21)[1]	(0.29)
Net realized and unrealized gains (losses) on investments	3.05	9.66	8.94	3.61	0.18

Total from investment operations	2.76	9.35	8.69	3.40	(0.11)
Distributions to shareholders from
Net realized gains	(5.74)	(5.19)	(1.83)	(3.36)	(5.92)
Net asset value, end of period	$49.98	$52.96	$48.80	$41.94	$41.90
Total return[2]	8.00%	20.83%	21.55%	8.63%	(0.67)%
Ratios to average net assets (annualized)
Gross expenses	1.25%	1.25%	1.26%	1.26%	1.29%
Net expenses	1.18%	1.18%	1.18%	1.18%	1.18%
Net investment loss	(0.59)%	(0.61)%	(0.55)%	(0.52)%	(0.60)%
Supplemental data
Portfolio turnover rate	50%	62%	75%	99%	101%
Net assets, end of period (000s omitted)	$649,106	$655,338	$591,002	$542,077	$370,743

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Enterprise Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS C	2019	2018	2017	2016	2015
Net asset value, beginning of period	$46.74	$43.95	$38.23	$38.75	$45.07
Net investment loss	(0.52)[1]	(0.60)[1]	(0.85)	(0.47)[1]	(0.59)[1]
Net realized and unrealized gains (losses) on investments	2.45	8.58	8.40	3.31	0.19

Total from investment operations	1.93	7.98	7.55	2.84	(0.40)
Distributions to shareholders from
Net realized gains	(5.74)	(5.19)	(1.83)	(3.36)	(5.92)
Net asset value, end of period	$42.93	$46.74	$43.95	$38.23	$38.75
Total return[2]	7.20%	19.93%	20.66%	7.80%	(1.41)%
Ratios to average net assets (annualized)
Gross expenses	2.00%	2.00%	2.01%	2.01%	2.04%
Net expenses	1.93%	1.93%	1.93%	1.93%	1.93%
Net investment loss	(1.29)%	(1.37)%	(1.13)%	(1.28)%	(1.36)%
Supplemental data
Portfolio turnover rate	50%	62%	75%	99%	101%
Net assets, end of period (000s omitted)	$2,513	$7,629	$8,898	$9,181	$9,399

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Enterprise Fund  |  19

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS R6	2019	2018	2017	2016	2015[1]
Net asset value, beginning of period	$58.47	$53.17	$45.37	$44.89	$52.65
Net investment loss	(0.11)[2]	(0.13)[2]	(0.08)	(0.06)[2]	(0.08)
Net realized and unrealized gains (losses) on investments	3.53	10.62	9.71	3.90	(1.76)

Total from investment operations	3.42	10.49	9.63	3.84	(1.84)
Distributions to shareholders from
Net realized gains	(5.74)	(5.19)	(1.83)	(3.36)	(5.92)
Net asset value, end of period	$56.15	$58.47	$53.17	$45.37	$44.89
Total return[3]	8.41%	21.30%	22.01%	9.06%	(3.84)%
Ratios to average net assets (annualized)
Gross expenses	0.82%	0.82%	0.82%	0.83%	0.81%
Net expenses	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment loss	(0.21)%	(0.23)%	(0.17)%	(0.14)%	(0.19)%
Supplemental data
Portfolio turnover rate	50%	62%	75%	99%	101%
Net assets, end of period (000s omitted)	$52,783	$48,363	$35,923	$29,861	$24

[1]	For the period from October 31, 2014 (commencement of class operations) to September 30, 2015

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Enterprise Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
ADMINISTRATOR CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$55.82	$51.12	$43.81	$43.58	$49.54
Net investment loss	(0.25)[1]	(0.28)[1]	(0.20)[1]	(0.18)[1]	(0.23)[1]
Net realized and unrealized gains (losses) on investments	3.27	10.17	9.34	3.77	0.19

Total from investment operations	3.02	9.89	9.14	3.59	(0.04)
Distributions to shareholders from
Net realized gains	(5.74)	(5.19)	(1.83)	(3.36)	(5.92)
Net asset value, end of period	$53.10	$55.82	$51.12	$43.81	$43.58
Total return	8.06%	20.95%	21.66%	8.74%	(0.46)%
Ratios to average net assets (annualized)
Gross expenses	1.16%	1.16%	1.18%	1.15%	1.09%
Net expenses	1.10%	1.10%	1.10%	1.07%	1.07%
Net investment loss	(0.51)%	(0.53)%	(0.44)%	(0.41)%	(0.47)%
Supplemental data
Portfolio turnover rate	50%	62%	75%	99%	101%
Net assets, end of period (000s omitted)	$3,687	$3,687	$3,705	$4,693	$3,542

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Wells Fargo Enterprise Fund  |  21

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
INSTITUTIONAL CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$58.33	$53.08	$45.32	$44.87	$50.77
Net investment loss	(0.14)[1]	(0.15)[1]	(0.09)[1]	(0.09)[1]	(0.13)[1]
Net realized and unrealized gains (losses) on investments	3.52	10.59	9.68	3.90	0.15

Total from investment operations	3.38	10.44	9.59	3.81	0.02
Distributions to shareholders from
Net realized gains	(5.74)	(5.19)	(1.83)	(3.36)	(5.92)
Net asset value, end of period	$55.97	$58.33	$53.08	$45.32	$44.87
Total return	8.36%	21.24%	21.97%	8.97%	(0.32)%
Ratios to average net assets (annualized)
Gross expenses	0.92%	0.92%	0.93%	0.93%	0.88%
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment loss	(0.26)%	(0.29)%	(0.19)%	(0.21)%	(0.27)%
Supplemental data
Portfolio turnover rate	50%	62%	75%	99%	101%
Net assets, end of period (000s omitted)	$52,296	$48,446	$54,877	$61,563	$87,279

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Enterprise Fund

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Enterprise Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in securities lending income from affiliates (net of fees and rebates) on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allows the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Wells Fargo Enterprise Fund  |  23

Notes to financial statements

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of September 30, 2019, the aggregate cost of all investments for federal income tax purposes was $570,361,428 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$233,996,587

Gross unrealized losses	(21,535,060)

Net unrealized gains	$212,461,527

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassification is due to net operating losses. At September 30, 2019, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Total distributable earnings

$(443,798)	$443,798

As of September 30, 2019, the Fund had a qualified late-year ordinary loss of $3,481,054 which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

24  |  Wells Fargo Enterprise Fund

Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$44,898,038	$0	$0	$44,898,038

Consumer discretionary	139,676,581	0	0	139,676,581

Consumer staple	19,046,952	0	0	19,046,952

Financials	19,601,413	0	0	19,601,413

Health care	116,760,237	0	0	116,760,237

Industrials	114,514,079	0	0	114,514,079

Information technology	247,834,947	0	0	247,834,947

Materials	52,274,208	0	0	52,274,208

Short-term investments

Investment companies	28,216,500	0	0	28,216,500

Total assets	$782,822,955	$0	$0	$782,822,955

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the year ended September 30, 2019, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.750%

Next $500 million	0.725

Next $1 billion	0.700

Next $2 billion	0.675

Next $1 billion	0.650

Next $5 billion	0.640

Next $2 billion	0.630

Next $4 billion	0.620

Over $16 billion	0.610

Wells Fargo Enterprise Fund  |  25

Notes to financial statements

Prior to February 1, 2019, Funds Management received a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.750%

Next $500 million	0.725

Next $1 billion	0.700

Next $2 billion	0.675

Next $1 billion	0.650

Next $5 billion	0.640

Over $10 billion	0.630

For the year ended September 30, 2019, the management fee was equivalent to an annual rate of 0.74% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Class R6	0.03

Administrator Class, Institutional Class	0.13

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through January 31, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.18% for Class A shares, 1.93% for Class C shares, 0.80% for Class R6 shares, 1.10% for Administrator Class shares, and 0.85% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended September 30, 2019, Funds Distributor received $4,173 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended September 30, 2019.

26  |  Wells Fargo Enterprise Fund

Notes to financial statements

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2019 were $360,553,106 and $424,473,571, respectively.

6. SECURITIES LENDING TRANSACTIONS

The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of September 30, 2019, the Fund had securities lending transactions with the following counterparties which are subject to offset:

Counterparty	Value of securities on loan	Collateral received[1]	Net amount

Barclays Capital Inc.	$8,374,312	$(8,374,312)	$0

BNP Paribas Securities Corp.	1,816,344	(1,816,344)	0

Citigroup Global Markets Inc.	2,212,765	(2,212,765)	0

JPMorgan Securities LLC	10,044,464	(10,044,464)	0

Morgan Stanley & Co. LLC	2,241,225	(2,241,225)	0

[1]	Collateral received within this table is limited to the collateral for the net transaction with the counterparty.

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended September 30, 2019, there were no borrowings by the Fund under the agreement.

Wells Fargo Enterprise Fund  |  27

Notes to financial statements

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended September 30, 2019 and September 30, 2018 were as follows:

	Year ended September 30

	2019	2018

Ordinary income	$14,372,015	$10,391,651

Long-term capital gain	66,482,607	61,681,486

As of September 30, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain	Late-year ordinary losses deferred	Unrealized gains

$40,806,927	$(3,481,054)	$212,461,527

9. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. As of the end of the period, the Fund invests a concentration of its portfolio in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

28  |  Wells Fargo Enterprise Fund

Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Enterprise Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of September 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

November 25, 2019

Wells Fargo Enterprise Fund  |  29

Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 17.90% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2019.

Pursuant to Section 852 of the Internal Revenue Code, $66,482,607 was designated as a 20% rate gain distribution for the fiscal year ended September 30, 2019.

Pursuant to Section 854 of the Internal Revenue Code, $3,144,597 of income dividends paid during the fiscal year ended September 30, 2019 has been designated as qualified dividend income (QDI).

For the fiscal year ended September 30, 2019, $14,372,015 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, which is available by visiting the SEC website at sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30  |  Wells Fargo Enterprise Fund

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 150 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Wells Fargo Enterprise Fund  |  31

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

32  |  Wells Fargo Enterprise Fund

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee[3] (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy[4] (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 64 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 86 funds and Assistant Treasurer of 64 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

[3]	Michelle Rhee became Chief Legal Officer effective October 22, 2019.

[4]	Catherine Kennedy became Secretary effective October 22, 2019.

Wells Fargo Enterprise Fund  |  33

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Enterprise Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 21-22, 2019 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Enterprise Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2019, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2019. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

34  |  Wells Fargo Enterprise Fund

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2018. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was in range of the average investment performance of the Universe for the three- and ten-year periods under review, but lower than the average investment performance of the Universe for the one- and five-year periods under review. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Russell Midcap® Growth Index, for all periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were equal to or in range of the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Wells Fargo Enterprise Fund  |  35

Other information (unaudited)

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

36  |  Wells Fargo Enterprise Fund

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo & Company. All rights reserved.

406815 11-19

A231/AR231 09-19

Annual Report

September 30, 2019

Wells Fargo Opportunity Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Opportunity Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

“December’s S&P 500 Index performance was the worst since 1931.”

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Opportunity Fund for the 12-month period that ended September 30, 2019. After the first half of the period yielded either low-single-digit or negative investment returns, U.S. stock and global bond investors generally saw markets recover during the second half amid intensifying market volatility, global economic growth concerns, international trade stare downs, and simmering geopolitical tensions.

Overall, fixed-income investors enjoyed a distinct advantage over stock investors. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 4.25% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 1.23%. The MSCI EM Index (Net)3 slipped 2.02%. Among fixed income investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 10.30%, the Bloomberg Barclays Global Aggregate ex-USD Index5 added 5.34%, the Bloomberg Barclays Municipal Bond Index6 gained 8.55%, and the ICE BofAML U.S. High Yield Index7 added 6.30%.

Investors confronted unsettling events during the fourth quarter of 2018.

During the fourth quarter of 2018, investors grew concerned about the pace and sustainability of the global economic expansion. The U.S. Bureau of Economic Analysis reported third-quarter U.S. gross domestic product (GDP) was 3.4% on an annualized basis, which was down from the second-quarter rate. A partial U.S. government shutdown occurred, which extended into January 2019. Brexit efforts stalled, causing uncertainty for the eurozone. The value of the renminbi declined even as the People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes in efforts to spur economic activity.

The combination of news in the U.S. and generally weak economic indicators outside of the U.S. caused investors to seek safe havens. December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. Even as indicators suggested growth was restrained, the U.S. Federal Reserve (Fed) increased the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) in December 2018 to a target range of between 2.25% and 2.50%. Many observers expressed concerns that higher rates could slow the economy further.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Opportunity Fund

Letter to shareholders (unaudited)

The market climbs a wall of worry.

Investment returns early in 2019 appeared to reaffirm the adage that markets climb a wall of worry as the new year began. The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive.

In February 2019, signs of slowing global growth grew more ominous. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, a slower rate than reported for the prior two quarters. In a February report, the Bank of England forecast the slowest growth for 2019 since the financial crisis. China and the U.S. continued to wrangle over trade issues. By the end of the first quarter of 2019, more accommodative Fed sentiment and steady, if not spectacular, U.S. economic and business metrics encouraged domestic investors.

Early second-quarter 2019 enthusiasm among investors faded.

During April 2019, favorable sentiment found additional support in reports of sustained low inflation, solid employment data, and first-quarter U.S. GDP of an annualized rate of 3.2%. During May, markets tumbled on mixed investment signals. In the U.S., partisan wrangling ramped up as Democrats and Republicans set their sights on 2020 presidential politics. The U.K.’s Brexit disagreements caused Prime Minister Theresa May to resign. Boris Johnson succeeded her only to exacerbate uncertainty about Brexit’s resolution ahead of an October 2019 deadline. The European Commission downgraded the 2019 growth forecast to 1.2%. The U.S. increased tariffs on products from China, China responded, and then talks broke down. President Donald Trump threatened to turn his foreign policy tariff tool to Mexico over immigration issues.

During the third quarter of 2019, investors regrouped. Just as the investment horizon appeared to darken, sentiment turned and U.S. equity markets gained during June and July. The gains, primarily driven by geopolitical and monetary policy events, pushed equity markets to new highs. European Central Bank President Mario Draghi said that if the outlook doesn’t improve, the bank would cut rates or buy more assets to prop up inflation. President Trump backed off of tariff threats against Mexico and China. In the U.S., the Fed implemented a 0.25% federal funds rate cut in July.

Later in July 2019, the U.S. reversed course and threatened to impose higher tariffs on China’s exports after talks failed. China responded with tariff threats of its own and devalued the renminbi, a move that roiled global markets. Major U.S. stock market indices closed July with the worst weekly results of the year. Bond prices gained as Treasury yields fell to levels not seen since November 2016 and the yield curve inverted at multiple points along the 30-year arc.

In a microcosm, August 2019 encapsulated many of the unnerving events that plagued investors during the prior 11 months. The U.S.-China trade relationship swung from antagonistic to hopeful and back again with no evident compromise on the horizon. Evidence of a continued global economic slowdown mounted. Central banks in China, New Zealand, and Thailand cut interest rates. Industrial and manufacturing data declined in China, Canada, Japan, and Germany. Adding to the uncertain environment, Italy’s prime minister resigned, many feared a crackdown in Hong Kong as protesters sustained their calls for reform throughout the month, and Boris Johnson planned to suspend Parliament as Brexit’s deadline neared.

In the U.S., September saw the Fed join other central banks in cutting interest rates. Manufacturing data in the U.S., as reported by the Institute for Supply Management, disappointed investors. The U.S. Congress announced it would pursue an impeachment investigation of President Trump. Meanwhile, the Brexit impasse showed no signs of

“The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years.”

Wells Fargo Opportunity Fund  |  3

Letter to shareholders (unaudited)

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

resolution. Officials in China said that hitting the country’s economic growth goals for the year would be difficult considering the weight of tariffs and trade restrictions. So while the S&P 500 Index finished the third quarter with year-to-date returns that were the best in more than 20 years, amid signs of equity investors taking money out of the stock market, concerns about future returns remained.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may potentially unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

4  |  Wells Fargo Opportunity Fund

This page is intentionally left blank.

Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Ann M. Miletti

Christopher G. Miller, CFA®‡

Average annual total returns (%) as of September 30, 2019

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (SOPVX)	2-24-2000	-0.87	7.89	10.46	5.18	9.17	11.12	1.20	1.18

Class C (WFOPX)	3-31-2008	3.37	8.35	10.29	4.37	8.35	10.29	1.95	1.93

Administrator Class (WOFDX)	8-30-2002	–	–	–	5.37	9.39	11.37	1.12	1.00

Institutional Class (WOFNX)[3]	7-30-2010	–	–	–	5.63	9.67	11.61	0.87	0.75

Russell 3000® Index[4]	–	–	–	–	2.92	10.44	13.08	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo Opportunity Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of September 30, 2019[5]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through January 31, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares, and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns for Institutional Class shares would be higher.

[4]

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares for the most recent ten years with the Russell 3000® Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]

The ten largest holdings, excluding cash, cash equivalents and money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

*	This security was no longer held at the end of the reporting period.

Wells Fargo Opportunity Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed its benchmark, the Russell 3000® Index, for the 12-month period that ended September 30, 2019.

∎	Stock selection in the information technology (IT), consumer discretionary, and financials sectors contributed the most to performance.

∎	Positioning and stock selection in the energy, health care, and utilities sectors detracted from performance.

In the fourth quarter of 2018, the U.S. stock market suffered a sharp decline but steadily recovered over the next three quarters. The Fund’s benchmark followed a similar pattern and gained 2.92% for the period. Utilities, real estate, and consumer staples were the best-performing sectors in the benchmark, while energy, health care, and materials declined. Large-cap stocks generally outperformed small caps.

A number of factors have been influencing the U.S. stock market. Going into the period, lower corporate taxes, less regulation, and other pro-growth government policies had fueled optimism in U.S. businesses. The U.S. equity markets also benefited from the repatriation of cash held overseas, a significant ramp-up in share buybacks, increased capital spending, and high-profile merger and acquisition activity. By period-end, U.S. gross domestic product had increased for the 21st quarter in a row, the longest expansion in history. However, the period began with an equity market decline, exacerbated by the U.S. Federal Reserve (Fed) raising rates. After its December 2018 rate increase, the Fed became more dovish and reduced rates twice to the range of 1.75% to 2.00% by September 2019. An unprecedented level of negative-yielding bonds globally and the potential impact of U.S. trade negotiations are key market concerns. Slowing U.S. corporate earnings growth also weighed on investor sentiment. However, consumer confidence remains positive, supported by low unemployment. Through the period, we continued to seek companies with solid business models, strong management teams, and healthy cash flow prospects.

Fund performance benefited from stock selection in IT, consumer discretionary, and financials.

The Fund’s holdings in IT contributed the most to performance; companies in the software, semiconductor, and IT services industries produced the greatest returns. Within consumer discretionary, holdings in the restaurant, multiline retail, and automobile industries rose the most. Within financials, insurance holdings rose the most as they benefited from improved margins and overall financial performance. The largest individual contributor to performance was Starbucks Corporation (SBUX), the roaster, marketer, and retailer of specialty coffee. SBUX rose 58% during the period, producing more stable results than other consumer discretionary stocks. Other large individual contributors included American Tower Corporation (AMT) and Royal Gold, Incorporated (RGLD). AMT is a real estate investment trust that operates wireless and broadcast communication towers in the U.S., Europe, Asia, and Latin America. AMT rose 55% as the owner of the leading domestic cell tower portfolio, an industry with limited supply risk and growing demand from mobile data usage. RGLD is a precious-metals company focused on gold and silver, with a diversified royalty streaming business. RGLD rose 65%, toadied by the attractiveness of gold as a commodity.

Ten largest holdings (%) as of September 30, 2019[6]

Alphabet Incorporated Class C	4.17

Salesforce.com Incorporated	3.11

MasterCard Incorporated Class A	2.67

Texas Instruments Incorporated	2.65

Airbus SE	2.55

LivaNova plc	2.49

Equinix Incorporated	2.43

Intercontinental Exchange Incorporated	2.35

Apple Incorporated	2.35

Novartis AG ADR	2.28

The energy, health care, and utilities sectors detracted the most.

Energy was the worst-performing sector in the benchmark, declining 23%. The West Texas Intermediate (WTI) crude oil price declined from $75 to $55 a barrel despite brief spikes related to supply concerns from Venezuela and Iran and the attack on Saudi oil fields. While we own higher-quality exploration and production companies, these firms are still sensitive to crude oil prices. Individual detractors included EOG Resources Incorporated and Concho Resources Incorporated*. In the health care sector, the largest detractor was LivaNova PLC (LIVN), a medical technology company that specializes in neuromodulation, cardiac surgery, and cardiac rhythm management. LIVN was formed through the merger of Sorin SpA and Cyberonics. The stock fell 40% for the fiscal year as investors worried about regulatory setbacks and weak financial performance. Utilities was the best-performing sector in the benchmark, rising 26%, driven by interest rate trends and the economic cycle. A lack of exposure to this sector detracted from performance.

Please see footnotes on page 7.

8  |  Wells Fargo Opportunity Fund

Performance highlights (unaudited)

Sector distribution as of September 30, 2019[7]

Our focus is constant: To add value by investing in attractively priced holdings.

We seek to buy stocks at a discount to their estimated private market values (PMVs) and sell them as they reach the top of their PMV range. Our disciplined, bottom-up investment process leads us to be overweight or underweight certain sectors. This positioning changes over time based on macroeconomic and industry-specific factors. During the reporting period, we were overweight the financials, health care, and industrials sectors and underweight consumer staples, utilities, and consumer discretionary. Through our disciplined investment process, we remain keenly aware of both price and enterprise values on a company-by-company basis.

Looking ahead, global trade agreements, U.S. government policies, and interest rates may drive the overall market and the portfolio’s performance. Lower taxes and reduced regulations have already had an impact on the U.S. economy, but a divided U.S. Congress may slow down any such reform. U.S.-China trade talks are on-again off-again. Reaching an agreement could be positive for bilateral and global trade. Future rate cuts expected by the Fed are seen as a positive for the stock market. The prospect of a potential U.S. recession is a factor in investor sentiment along with the possible impact of a slowdown in other major global economies.

Please see footnotes on page 7.

Wells Fargo Opportunity Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2019 to September 30, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-2019	Ending account value 9-30-2019	Expenses paid during the period¹	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,065.86	$6.13	1.18%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.14	$5.99	1.18%

Class C

Actual	$1,000.00	$1,061.54	$10.00	1.93%

Hypothetical (5% return before expenses)	$1,000.00	$1,015.37	$9.78	1.93%

Administrator Class

Actual	$1,000.00	$1,066.65	$5.19	1.00%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.04	$5.08	1.00%

Institutional Class

Actual	$1,000.00	$1,067.93	$3.90	0.75%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.30	$3.81	0.75%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Opportunity Fund

Portfolio of investments—September 30, 2019

	Shares	Value
Common Stocks: 99.06%

Communication Services: 8.28%

Interactive Media & Services: 6.32%
Alphabet Incorporated Class C †	58,935	$71,841,761
Facebook Incorporated Class A †	206,349	36,746,630

		108,588,391

Media: 1.96%
Comcast Corporation Class A	749,522	33,788,452

Consumer Discretionary: 6.77%

Automobiles: 2.18%
General Motors Company	1,001,075	37,520,291

Hotels, Restaurants & Leisure: 1.33%
Starbucks Corporation	257,468	22,765,321

Internet & Direct Marketing Retail: 2.06%
Amazon.com Incorporated †	20,419	35,445,546

Multiline Retail: 1.20%
Dollar General Corporation	129,856	20,639,313

Consumer Staples: 2.32%

Beverages: 1.28%
Molson Coors Brewing Company Class B	384,435	22,105,013

Household Products: 1.04%
Church & Dwight Company Incorporated	236,879	17,822,776

Energy: 4.02%

Oil, Gas & Consumable Fuels: 4.02%
BP plc ††	876,028	33,280,304
EOG Resources Incorporated	286,337	21,251,932
Noble Energy Incorporated	650,477	14,609,713

		69,141,949

Financials: 16.92%

Banks: 5.51%
Pinnacle Financial Partners Incorporated	521,497	29,594,955
PNC Financial Services Group Incorporated	266,464	37,347,594
Webster Financial Corporation	592,939	27,791,051

		94,733,600

Capital Markets: 6.35%
E*TRADE Financial Corporation	777,496	33,968,800
Intercontinental Exchange Incorporated	438,250	40,437,328
S&P Global Incorporated	141,808	34,740,124

		109,146,252

Insurance: 5.06%
Chubb Limited	229,882	37,112,150
Marsh & McLennan Companies Incorporated	284,950	28,509,248
Willis Towers Watson plc	111,122	21,443,212

		87,064,610

Wells Fargo Opportunity Fund   |  11

Portfolio of investments—September 30, 2019

	Shares	Value
Health Care: 16.22%

Biotechnology: 0.70%
Alexion Pharmaceuticals Incorporated †	122,672	$12,014,496

Health Care Equipment & Supplies: 5.93%
LivaNova plc †	581,083	42,878,115
Medtronic plc	334,034	36,282,773
Zimmer Biomet Holdings Incorporated	166,197	22,813,862

		101,974,750

Health Care Providers & Services: 1.05%
Cigna Corporation	118,924	18,051,474

Life Sciences Tools & Services: 5.49%
Agilent Technologies Incorporated	323,587	24,796,472
Bio-Rad Laboratories Incorporated Class A †	113,054	37,617,588
Thermo Fisher Scientific Incorporated	109,732	31,961,640

		94,375,700

Pharmaceuticals: 3.05%
Mylan NV †	667,313	13,199,451
Novartis AG ADR	451,782	39,259,856

		52,459,307

Industrials: 12.63%

Aerospace & Defense: 4.36%
Airbus SE	337,450	43,842,206
Safran SA	197,950	31,165,906

		75,008,112

Airlines: 1.10%
Delta Air Lines Incorporated	327,236	18,848,794

Building Products: 2.42%
Armstrong World Industries Incorporated	246,440	23,830,748
Fortune Brands Home & Security Incorporated	324,481	17,749,111

		41,579,859

Commercial Services & Supplies: 1.19%
Republic Services Incorporated	236,290	20,450,900

Machinery: 3.56%
Fortive Corporation	364,748	25,007,123
ITT Incorporated	378,314	23,149,034
SPX Corporation †	328,235	13,132,682

		61,288,839

Information Technology: 21.63%

Communications Equipment: 0.98%
Palo Alto Networks Incorporated †	82,985	16,914,833

Electronic Equipment, Instruments & Components: 1.72%
Amphenol Corporation Class A	306,113	29,539,905

12  |  Wells Fargo Opportunity Fund

Portfolio of investments—September 30, 2019

		Shares	Value
IT Services: 4.25%
Fidelity National Information Services Incorporated		204,205	$27,110,256
MasterCard Incorporated Class A		169,147	45,935,251

			73,045,507

Semiconductors & Semiconductor Equipment: 4.27%
Marvell Technology Group Limited		1,114,827	27,837,230
Texas Instruments Incorporated		352,752	45,589,668

			73,426,898

Software: 8.06%
Oracle Corporation		432,557	23,803,612
Proofpoint Incorporated †		173,910	22,443,086
RealPage Incorporated †		340,836	21,424,951
Salesforce.com Incorporated †		359,942	53,429,790
Workday Incorporated Class A †		103,315	17,559,417

			138,660,856

Technology Hardware, Storage & Peripherals: 2.35%
Apple Incorporated		180,238	40,367,905

Materials: 4.85%

Chemicals: 2.65%
Dow Incorporated		468,559	22,326,836
The Sherwin-Williams Company		42,186	23,196,816

			45,523,652

Metals & Mining: 2.20%
Royal Gold Incorporated		142,073	17,504,814
Steel Dynamics Incorporated		684,998	20,412,940

			37,917,754

Real Estate: 5.42%

Equity REITs: 5.42%
American Tower Corporation		105,857	23,408,158
Equinix Incorporated		72,531	41,835,881
VICI Properties Incorporated «		1,229,940	27,858,141

			93,102,180

Total Common Stocks (Cost $1,172,859,995)			1,703,313,235

	Yield
Short-Term Investments: 2.54%

Investment Companies: 2.54%
Securities Lending Cash Investments LLC (l)(r)(u)	2.11%	25,481,452	25,484,000
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.88	18,124,846	18,124,846

Total Short-Term Investments (Cost $43,608,846)			43,608,846

Total investments in securities (Cost $1,216,468,841)	101.60%	1,746,922,081

Other assets and liabilities, net	(1.60)	(27,427,528)

Total net assets	100.00%	$1,719,494,553

Wells Fargo Opportunity Fund   |  13

Portfolio of investments—September 30, 2019

†	Non-income-earning security
††	On the last dividend date, partial dividends were declared.
«	All or a portion of this security is on loan.
(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt
REIT	Real estate investment trust

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	0	154,504,297	129,022,845	25,481,452	$517	$0	$39,420	#	$25,484,000
Wells Fargo Government Money Market Fund Select Class	15,041,392	351,109,598	348,026,144	18,124,846	0	0	646,282		18,124,846

					$517	$0	$685,702		$43,608,846	2.54%

#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Opportunity Fund

Statement of assets and liabilities—September 30, 2019

Assets
Investments in unaffiliated securities (including $25,096,200 of securities loaned), at value (cost $1,172,859,995)	$1,703,313,235
Investments in affiliated securities, at value (cost $43,608,846)	43,608,846
Receivable for Fund shares sold	54,777
Receivable for dividends	2,678,828
Receivable for securities lending income, net	953
Prepaid expenses and other assets	26,024

Total assets	1,749,682,663

Liabilities
Payable upon receipt of securities loaned	25,480,351
Payable for investments purchased	2,051,343
Management fee payable	969,082
Payable for Fund shares redeemed	570,865
Administration fees payable	282,860
Distribution fee payable	2,337
Trustees’ fees and expenses payable	2,048
Accrued expenses and other liabilities	829,224

Total liabilities	30,188,110

Total net assets	$1,719,494,553

Net assets consist of
Paid-in capital	$1,093,125,646
Total distributable earnings	626,368,907

Total net assets	$1,719,494,553

Computation of net asset value and offering price per share
Net assets – Class A	$1,461,345,395
Shares outstanding – Class A1	33,698,160
Net asset value per share – Class A	$43.37
Maximum offering price per share – Class A2	$46.02
Net assets – Class C	$3,739,336
Shares outstanding – Class C1	93,439
Net asset value per share – Class C	$40.02
Net assets – Administrator Class	$227,962,989
Shares outstanding – Administrator Class[1]	4,764,029
Net asset value per share – Administrator Class	$47.85
Net assets – Institutional Class	$26,446,833
Shares outstanding – Institutional Class[1]	540,959
Net asset value per share – Institutional Class	$48.89

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Opportunity Fund  |  15

Statement of operations—year ended September 30, 2019

Investment income
Dividends (net of foreign withholding taxes of $349,959)	$23,259,148
Income from affiliated securities	653,652

Total investment income	23,912,800

Expenses
Management fee	12,192,651
Administration fees
Class A	2,994,668
Class C	26,160
Administrator Class	290,951
Institutional Class	33,719
Shareholder servicing fees
Class A	3,565,080
Class C	31,143
Administrator Class	558,090
Distribution fee
Class C	93,368
Custody and accounting fees	95,101
Professional fees	51,819
Registration fees	89,699
Shareholder report expenses	157,279
Trustees’ fees and expenses	21,652
Other fees and expenses	39,699

Total expenses	20,241,079
Less: Fee waivers and/or expense reimbursements
Fund-level	(124,413)
Class A	(176,877)
Administrator Class	(271,483)
Institutional Class	(31,693)

Net expenses	19,636,613

Net investment income	4,276,187

Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	94,542,693
Affiliated securities	517

Net realized gains on investments	94,543,210
Net change in unrealized gains (losses) on investments	(20,640,995)

Net realized and unrealized gains (losses) on investments	73,902,215

Net increase in net assets resulting from operations	$78,178,402

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Opportunity Fund

Statement of changes in net assets

	Year ended September 30, 2019		Year ended September 30, 2018

Operations
Net investment income		$4,276,187		$167,228
Net realized gains on investments		94,543,210		178,981,131
Net change in unrealized gains (losses) on investments		(20,640,995)		78,123,312

Net increase in net assets resulting from operations		78,178,402		257,271,671

Distributions to shareholders from net investment income and net realized gains
Class A		(148,689,321)		(187,514,177)
Class C		(3,194,912)		(4,256,830)
Administrator Class		(21,792,735)		(27,907,658)
Institutional Class		(2,724,775)		(3,553,387)

Total distributions to shareholders		(176,401,743)		(223,232,052)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	930,098	37,142,175	321,107	14,237,392
Class C	12,229	460,797	7,752	322,067
Administrator Class	46,303	2,094,423	81,574	3,929,312
Institutional Class	228,906	10,662,670	160,930	7,973,373

		50,360,065		26,462,144

Reinvestment of distributions
Class A	3,891,150	144,750,768	4,280,718	182,109,847
Class C	91,007	3,143,382	104,852	4,191,994
Administrator Class	504,265	20,669,150	566,744	26,279,904
Institutional Class	58,962	2,469,867	69,002	3,263,351

		171,033,167		215,845,096

Payment for shares redeemed
Class A	(4,134,053)	(168,457,293)	(3,871,565)	(173,423,798)
Class C	(732,350)	(26,708,914)	(150,655)	(6,331,672)
Administrator Class	(620,318)	(27,798,000)	(614,100)	(29,945,551)
Institutional Class	(320,957)	(14,616,198)	(246,531)	(12,279,582)

		(237,580,405)		(221,980,603)

Net increase (decrease) in net assets resulting from capital share transactions		(16,187,173)		20,326,637

Total increase (decrease) in net assets		(114,410,514)		54,366,256

Net assets
Beginning of period		1,833,905,067		1,779,538,811

End of period		$1,719,494,553		$1,833,905,067

The accompanying notes are an integral part of these financial statements.

Wells Fargo Opportunity Fund  |  17

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS A	2019	2018	2017	2016	2015
Net asset value, beginning of period	$46.31	$45.83	$41.86	$43.35	$49.56
Net investment income (loss)	0.10	(0.01)[1]	0.04	0.13 [1]	0.64
Net realized and unrealized gains (losses) on investments	1.54	6.41	6.60	4.72	(1.52)

Total from investment operations	1.64	6.40	6.64	4.85	(0.88)
Distributions to shareholders from
Net investment income	0.00	(0.17)	(0.13)	(0.57)	0.00
Net realized gains	(4.58)	(5.75)	(2.54)	(5.77)	(5.33)

Total distributions to shareholders	(4.58)	(5.92)	(2.67)	(6.34)	(5.33)
Net asset value, end of period	$43.37	$46.31	$45.83	$41.86	$43.35
Total return[2]	5.18%	15.16%	16.49%	12.46%	(2.27)%
Ratios to average net assets (annualized)
Gross expenses	1.21%	1.20%	1.21%	1.21%	1.24%
Net expenses	1.19%	1.20%	1.21%	1.21%	1.22%
Net investment income (loss)	0.23%	(0.01)%	0.11%	0.33%	1.30%
Supplemental data
Portfolio turnover rate	28%	30%	43%	34%	42%
Net assets, end of period (000s omitted)	$1,461,345	$1,528,852	$1,479,457	$1,418,614	$390,154

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Opportunity Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS C	2019	2018	2017	2016	2015
Net asset value, beginning of period	$43.43	$43.46	$39.99	$41.60	$48.10
Net investment income (loss)	(0.26)[1]	(0.43)	(0.26)[1]	(0.16)[1]	0.26
Net realized and unrealized gains (losses) on investments	1.43	6.15	6.27	4.51	(1.43)

Total from investment operations	1.17	5.72	6.01	4.35	(1.17)
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(0.19)	0.00
Net realized gains	(4.58)	(5.75)	(2.54)	(5.77)	(5.33)

Total distributions to shareholders	(4.58)	(5.75)	(2.54)	(5.96)	(5.33)
Net asset value, end of period	$40.02	$43.43	$43.46	$39.99	$41.60
Total return[2]	4.37%	14.31%	15.62%	11.62%	(3.01)%
Ratios to average net assets (annualized)
Gross expenses	1.96%	1.95%	1.96%	1.96%	1.99%
Net expenses	1.95%	1.95%	1.96%	1.96%	1.97%
Net investment income (loss)	(0.69)%	(0.76)%	(0.64)%	(0.40)%	0.55%
Supplemental data
Portfolio turnover rate	28%	30%	43%	34%	42%
Net assets, end of period (000s omitted)	$3,739	$31,381	$33,057	$34,721	$37,196

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Opportunity Fund  |  19

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
ADMINISTRATOR CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$50.50	$49.45	$44.93	$46.11	$52.27
Net investment income	0.21	0.07	0.15 [1]	0.24 [1]	0.79
Net realized and unrealized gains (losses) on investments	1.73	6.97	7.09	5.04	(1.62)

Total from investment operations	1.94	7.04	7.24	5.28	(0.83)
Distributions to shareholders from
Net investment income	(0.01)	(0.24)	(0.18)	(0.69)	0.00
Net realized gains	(4.58)	(5.75)	(2.54)	(5.77)	(5.33)

Total distributions to shareholders	(4.59)	(5.99)	(2.72)	(6.46)	(5.33)
Net asset value, end of period	$47.85	$50.50	$49.45	$44.93	$46.11
Total return	5.37%	15.38%	16.74%	12.68%	(2.04)%
Ratios to average net assets (annualized)
Gross expenses	1.13%	1.12%	1.13%	1.13%	1.10%
Net expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	0.42%	0.19%	0.31%	0.56%	1.52%
Supplemental data
Portfolio turnover rate	28%	30%	43%	34%	42%
Net assets, end of period (000s omitted)	$227,963	$244,110	$237,315	$226,140	$223,281

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Opportunity Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
INSTITUTIONAL CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$51.50	$50.30	$45.63	$46.76	$52.82
Net investment income	0.35	0.22	0.22 [1]	0.35 [1]	0.92 [1]
Net realized and unrealized gains (losses) on investments	1.74	7.08	7.25	5.12	(1.65)

Total from investment operations	2.09	7.30	7.47	5.47	(0.73)
Distributions to shareholders from
Net investment income	(0.12)	(0.35)	(0.26)	(0.83)	0.00
Net realized gains	(4.58)	(5.75)	(2.54)	(5.77)	(5.33)

Total distributions to shareholders	(4.70)	(6.10)	(2.80)	(6.60)	(5.33)
Net asset value, end of period	$48.89	$51.50	$50.30	$45.63	$46.76
Total return	5.63%	15.69%	17.02%	12.97%	(1.81)%
Ratios to average net assets (annualized)
Gross expenses	0.88%	0.87%	0.88%	0.88%	0.83%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	0.66%	0.44%	0.47%	0.79%	1.79%
Supplemental data
Portfolio turnover rate	28%	30%	43%	34%	42%
Net assets, end of period (000s omitted)	$26,447	$29,562	$29,709	$17,222	$11,906

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Wells Fargo Opportunity Fund  |  21

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Opportunity Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On September 30, 2019, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

22  |  Wells Fargo Opportunity Fund

Notes to financial statements

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allows the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of September 30, 2019, the aggregate cost of all investments for federal income tax purposes was $1,220,095,012 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$568,930,518

Gross unrealized losses	(42,103,449)

Net unrealized gains	$526,827,069

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

Wells Fargo Opportunity Fund  |  23

Notes to financial statements

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$142,376,843	$0	$0	$142,376,843

Consumer discretionary	116,370,471	0	0	116,370,471

Consumer staples	39,927,789	0	0	39,927,789

Energy	69,141,949	0	0	69,141,949

Financials	290,944,462	0	0	290,944,462

Health care	278,875,727	0	0	278,875,727

Industrials	217,176,504	0	0	217,176,504

Information technology	371,955,904	0	0	371,955,904

Materials	83,441,406	0	0	83,441,406

Real estate	93,102,180	0	0	93,102,180

Short-term investments

Investment companies	43,608,846	0	0	43,608,846

Total assets	$1,746,922,081	$0	$0	$1,746,922,081

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the year ended September 30, 2019, the Fund had no material transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.750%

Next $500 million	0.725

Next $1 billion	0.700

Next $2 billion	0.675

Next $1 billion	0.650

Next $5 billion	0.640

Next $2 billion	0.630

Next $4 billion	0.620

Over $16 billion	0.610

24  |  Wells Fargo Opportunity Fund

Notes to financial statements

Prior to February 1, 2019, Funds Management received a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.750%

Next $500 million	0.725

Next $1 billion	0.700

Next $2 billion	0.675

Next $1 billion	0.650

Next $5 billion	0.640

Over $10 billion	0.630

For the year ended September 30, 2019, the management fee was equivalent to an annual rate of 0.72% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Administrator Class, Institutional Class	0.13

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through January 31, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.18% for Class A shares, 1.93% for Class C shares, 1.00% for Administrator Class shares, and 0.75% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Prior to February 1, 2019, the Fund’s expenses were capped at 1.21% for Class A shares and 1.96% for Class C shares.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended September 30, 2019, Funds Distributor received $4,930 from the sale of Class A shares and $25 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended September 30, 2019.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Wells Fargo Opportunity Fund  |  25

Notes to financial statements

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2019 were $467,793,090 and $659,304,024, respectively.

6. SECURITIES LENDING TRANSACTIONS

The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of September 30, 2019, the Fund had securities lending transactions with the following counterparties which are subject to offset:

Counterparty	Value of securities on loan	Collateral received[1]	Net amount

Morgan Stanley & Co. LLC	$25,096,200	($25,096,200)	$0

[1]	Collateral received within this table is limited to the collateral for the net transaction with the counterparty.

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended September 30, 2019, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended September 30, 2019 and September 30, 2018 were as follows:

	Year ended September 30

	2019	2018

Ordinary income	$20,040,871	$32,866,802

Long-term capital gain	156,360,872	190,365,250

As of September 30, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gains	Unrealized gains

$11,352,163	$88,290,527	$526,827,069

26  |  Wells Fargo Opportunity Fund

Notes to financial statements

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

Wells Fargo Opportunity Fund  |  27

Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Opportunity Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of September 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

November 25, 2019

28  |  Wells Fargo Opportunity Fund

Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 76.93% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2019.

Pursuant to Section 852 of the Internal Revenue Code, $156,360,872 was designated as a 20% rate gain distribution for the fiscal year ended September 30, 2019.

Pursuant to Section 854 of the Internal Revenue Code, $20,040,871 of income dividends paid during the fiscal year ended September 30, 2019 has been designated as qualified dividend income (QDI).

For the fiscal year ended September 30, 2019, $19,914,543 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, which is available by visiting the SEC website at sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Wells Fargo Opportunity Fund   |  29

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 150 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

30  |  Wells Fargo Opportunity Fund

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo Opportunity Fund   |  31

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee[3] (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy[4] (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 64 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 86 funds and Assistant Treasurer of 64 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

[3]	Michelle Rhee became Chief Legal Officer effective October 22, 2019.

[4]	Catherine Kennedy became Secretary effective October 22, 2019.

32  |  Wells Fargo Opportunity Fund

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Opportunity Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 21-22, 2019 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Opportunity Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2019, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2019. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Wells Fargo Opportunity Fund   |  33

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2018. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Russell 3000® Index, for the one-, three- and five-year periods under review, but in range of its benchmark for the ten-year period under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to its benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance. The Board also took note of the Fund’s outperformance relative to the Universe over each period under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were in range of, equal to, or lower than the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of the average rates for the Fund’s expense Groups for the Institutional Class, but higher than the average rates for the Fund’s expense Groups for Class A and the Administrator Class. However, the Board noted that the net operating expense ratios of the Fund were in range of, equal to, or lower than the median net operating expense ratios of the expense Groups for each share class.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

34  |  Wells Fargo Opportunity Fund

Other information (unaudited)

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

Wells Fargo Opportunity Fund   |  35

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo & Company. All rights reserved.

406816 11-19

A232/AR232 09-19

Annual Report

September 30, 2019

Wells Fargo

Special Mid Cap Value Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Special Mid Cap Value Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

“December’s S&P 500 Index performance was the worst since 1931.”

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Special Mid Cap Value Fund for the 12-month period that ended September 30, 2019. After the first half of the period yielded either low-single-digit or negative investment returns, U.S. stock and global bond investors generally saw markets recover during the second half amid intensifying market volatility, global economic growth concerns, international trade stare downs, and simmering geopolitical tensions.

Overall, fixed-income investors enjoyed a distinct advantage over stock investors. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 4.25% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 1.23%. The MSCI EM Index (Net)3 slipped 2.02%. Among fixed income investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 10.30%, the Bloomberg Barclays Global Aggregate ex-USD Index5 added 5.34%, the Bloomberg Barclays Municipal Bond Index6 gained 8.55%, and the ICE BofAML U.S. High Yield Index7 added 6.30%.

Investors confronted unsettling events during the fourth quarter of 2018.

During the fourth quarter of 2018, investors grew concerned about the pace and sustainability of the global economic expansion. The U.S. Bureau of Economic Analysis reported third-quarter U.S. gross domestic product (GDP) was 3.4% on an annualized basis, which was down from the second-quarter rate. A partial U.S. government shutdown occurred, which extended into January 2019. Brexit efforts stalled, causing uncertainty for the eurozone. The value of the renminbi declined even as the People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes in efforts to spur economic activity.

The combination of news in the U.S. and generally weak economic indicators outside of the U.S. caused investors to seek safe havens. December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. Even as indicators suggested growth was restrained, the U.S. Federal Reserve (Fed) increased the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) in December 2018 to a target range of between 2.25% and 2.50%. Many observers expressed concerns that higher rates could slow the economy further.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Special Mid Cap Value Fund

Letter to shareholders (unaudited)

The market climbs a wall of worry.

Investment returns early in 2019 appeared to reaffirm the adage that markets climb a wall of worry as the new year began. The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive.

In February 2019, signs of slowing global growth grew more ominous. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, a slower rate than reported for the prior two quarters. In a February report, the Bank of England forecast the slowest growth for 2019 since the financial crisis. China and the U.S. continued to wrangle over trade issues. By the end of the first quarter of 2019, more accommodative Fed sentiment and steady, if not spectacular, U.S. economic and business metrics encouraged domestic investors.

Early second-quarter 2019 enthusiasm among investors faded.

During April 2019, favorable sentiment found additional support in reports of sustained low inflation, solid employment data, and first-quarter U.S. GDP of an annualized rate of 3.2%. During May, markets tumbled on mixed investment signals. In the U.S., partisan wrangling ramped up as Democrats and Republicans set their sights on 2020 presidential politics. The U.K.’s Brexit disagreements caused Prime Minister Theresa May to resign. Boris Johnson succeeded her only to exacerbate uncertainty about Brexit’s resolution ahead of an October 2019 deadline. The European Commission downgraded the 2019 growth forecast to 1.2%. The U.S. increased tariffs on products from China, China responded, and then talks broke down. President Donald Trump threatened to turn his foreign policy tariff tool to Mexico over immigration issues.

During the third quarter of 2019, investors regrouped. Just as the investment horizon appeared to darken, sentiment turned and U.S. equity markets gained during June and July. The gains, primarily driven by geopolitical and monetary policy events, pushed equity markets to new highs. European Central Bank President Mario Draghi said that if the outlook doesn’t improve, the bank would cut rates or buy more assets to prop up inflation. President Trump backed off of tariff threats against Mexico and China. In the U.S., the Fed implemented a 0.25% federal funds rate cut in July.

Later in July 2019, the U.S. reversed course and threatened to impose higher tariffs on China’s exports after talks failed. China responded with tariff threats of its own and devalued the renminbi, a move that roiled global markets. Major U.S. stock market indices closed July with the worst weekly results of the year. Bond prices gained as Treasury yields fell to levels not seen since November 2016 and the yield curve inverted at multiple points along the 30-year arc.

In a microcosm, August 2019 encapsulated many of the unnerving events that plagued investors during the prior 11 months. The U.S.-China trade relationship swung from antagonistic to hopeful and back again with no evident compromise on the horizon. Evidence of a continued global economic slowdown mounted. Central banks in China, New Zealand, and Thailand cut interest rates. Industrial and manufacturing data declined in China, Canada, Japan, and Germany. Adding to the uncertain environment, Italy’s prime minister resigned, many feared a crackdown in Hong Kong as protesters sustained their calls for reform throughout the month, and Boris Johnson planned to suspend Parliament as Brexit’s deadline neared.

In the U.S., September saw the Fed join other central banks in cutting interest rates. Manufacturing data in the U.S., as reported by the Institute for Supply Management, disappointed investors. The U.S. Congress announced it would pursue an impeachment investigation of President Trump. Meanwhile, the Brexit impasse showed no signs of

“The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years.”

Wells Fargo Special Mid Cap Value Fund  |  3

Letter to shareholders (unaudited)

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

resolution. Officials in China said that hitting the country’s economic growth goals for the year would be difficult considering the weight of tariffs and trade restrictions. So while the S&P 500 Index finished the third quarter with year-to-date returns that were the best in more than 20 years, amid signs of equity investors taking money out of the stock market, concerns about future returns remained.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may potentially unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

4  |  Wells Fargo Special Mid Cap Value Fund

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Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

James M. Tringas, CFA®‡

Bryant VanCronkhite, CFA®‡, CPA

Shane Zweck, CFA®‡*

Average annual total returns (%) as of September 30, 2019

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (WFPAX)	7-31-2007	1.62	7.13	11.95	7.81	8.40	12.62	1.16	1.16

Class C (WFPCX)	7-31-2007	6.00	7.59	11.77	7.00	7.59	11.77	1.91	1.91

Class R (WFHHX)[3]	9-30-2015	–	–	–	7.52	8.13	12.35	1.41	1.41

Class R6 (WFPRX)[4]	6-28-2013	–	–	–	8.28	8.87	13.10	0.73	0.73

Administrator Class (WFMDX)	4-8-2005	–	–	–	7.88	8.50	12.73	1.08	1.08

Institutional Class (WFMIX)	4-8-2005	–	–	–	8.17	8.77	13.04	0.83	0.83

Russell Midcap® Value Index[5]	–	–	–	–	1.60	7.55	12.29	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo Special Mid Cap Value Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of September 30, 2019[6]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

*	Mr. Zweck became a portfolio manager of the Fund on February 1, 2019.

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[2]

The manager has contractually committed through January 31, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for Class R shares prior to their inception reflects the performance of the Institutional Class shares, adjusted to reflect the higher expenses applicable to Class R shares.

[4]

Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, the returns for Class R6 shares would be higher.

[5]

The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price/book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index. You cannot invest directly in an index.

[6]

The chart compares the performance of Class A shares for the most recent ten years with the Russell Midcap® Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[7]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

Wells Fargo Special Mid Cap Value Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed its benchmark, the Russell Midcap® Value Index, for the 12-month period that ended September 30, 2019.

∎	Contributors to performance included stock selection in the industrials and information technology (IT) sectors.

∎	Detractors from performance included an underweight to the real estate sector and stock selection in the consumer staples sector.

Investors remained optimistic, but volatility increased significantly.

Over the 12-month period, mid-cap value stocks produced moderately positive returns but experienced some significant volatility. The last three months of 2018 saw a sizable correction as investors expressed concerns surrounding tightening monetary policy, continued trade disputes, and slowing global economic growth. The Fund’s focus on flexible balance sheets and sustainable free cash flow provided strong relative returns versus its benchmark during this volatile period. The first nine months of 2019 saw stocks recapture much of the returns that were lost during the previous three months as the prospect for more accommodative monetary policy began to emerge. The Fund outperformed during this period due to strong stock selection across multiple sectors, as our bottom-up process is designed to find companies that can control their own destinies via their clear competitive advantages, sustainable free cash flows, and flexible balance sheets that can be used to grow shareholder value.

We made modest changes to sector weightings.

Our stock-selection process is predominantly driven by our bottom-up stock analysis; this process led to modest changes to the Fund’s sector weightings during the period. We maintained overweights to the industrials and materials sectors but reduced the size of the overweights based on the strong price appreciation of our names affecting reward/risk valuations. In the consumer discretionary sector, the Fund added a few new positions that presented attractive entry points and long-term prospects. The Fund went from a slight overweight to a slight underweight to the IT sector as we trimmed positions after valuations moved higher and individual reward/risk ratios decreased.

Stock selection in the industrials and IT sectors benefited the Fund’s performance.

In the industrials sector, Jacobs Engineering Group Incorporated, a global engineering, consulting, and construction firm, contributed to performance. We were attracted to a transformation that’s unfolding at Jacobs, where management is divesting cyclical and low-margin cash flow streams and replacing them with higher-margin, more stable end markets. This transformation brings with it greater capital deployment optionality and higher returns on capital that are beginning to be recognized by the market and driving the share price higher.

Security selection in the IT sector contributed to relative performance. Euronet Worldwide, Incorporated, provides payment and transaction processing and distribution solutions to financial institutions, retailers, service providers, and individual consumers worldwide. We have been attracted to Euronet’s net cash balance sheet, low capital intensity, and strong free cash flow generation. We believe Euronet will continue to use its balance sheet to pursue attractive organic and acquisitive growth opportunities in the future.

Ten largest holdings (%) as of September 30, 2019[7]

Kansas City Southern	2.89

Brown & Brown Incorporated	2.86

Amdocs Limited	2.77

Jacobs Engineering Group Incorporated	2.73

Ameren Corporation	2.71

American Electric Power Company Incorporated	2.56

Arch Capital Group Limited	2.36

Republic Services Incorporated	2.36

American Water Works Company Incorporated	2.19

CBRE Group Incorporated Class A	2.18

An underweight to the real estate sector and stock selection in the consumer staples sector detracted from performance.

The Fund’s underweight to the real estate sector detracted from relative performance as the sector outperformed the broader index. The sector benefited from the pullback in 10-year Treasury yields as investors fled toward dividend-oriented stocks. We remain underweight the sector as we are finding better reward/risk opportunities elsewhere and believe there are more attractive stocks that could provide support to the Fund if Treasury yields were to continue to fall.

Please see footnotes on page 7.

8  |  Wells Fargo Special Mid Cap Value Fund

Performance highlights (unaudited)

Sector distribution as of September 30, 2019[8]

Consumer staples holding Molson Coors Brewing Company detracted from performance. The company has generated significant economies of scale and cost synergies with its purchase of the MillerCoors joint venture and has developed a growing free cash flow stream. Slowing North American beer volumes have pressured the industry and expectations for Molson. However, we believe that with an improving balance sheet and cost reduction efforts, free cash flow will remain strong and the long-term reward/risk potential is attractive.

Our outlook for the Fund and our process remain positive.

As we look out over the next 6 to 12 months, we see numerous forces at play that could bring increased volatility. Equity investors continue to balance ongoing trade tensions, slowing global economic growth, and the direction of interest rates. The run-up to the 2020 presidential election will be watched closely and could have significant influences on the markets. We are not experts in forecasting macro events or the direction of the market; however, it is commonly the sources of macro-driven volatility, such as political events, interest rates, input-cost pressure, regulatory changes, and investing style factors, that create inefficiencies in individual stock prices. We believe it is prudent to manage downside risks, and we will continue to invest in companies that we believe have taken steps to control their own destinies.

We believe our team’s fundamental analysis, risk management, and active investment process are well suited to take advantage of new opportunities as the stock market evolves. While volatility may increase, we look to the strong balance sheets and stable cash flows of the companies within the Fund to support consistent long-term performance. We maintain a favorable outlook for the Fund.

Please see footnotes on page 7.

Wells Fargo Special Mid Cap Value Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2019 to September 30, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-2019	Ending account value 9-30-2019	Expenses paid during the period¹	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,079.25	$6.01	1.15%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.29	$5.84	1.15%

Class C

Actual	$1,000.00	$1,075.28	$9.91	1.90%

Hypothetical (5% return before expenses)	$1,000.00	$1,015.52	$9.62	1.90%

Class R

Actual	$1,000.00	$1,077.69	$7.31	1.40%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.03	$7.10	1.40%

Class R6

Actual	$1,000.00	$1,081.74	$3.77	0.72%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.45	$3.66	0.72%

Administrator Class

Actual	$1,000.00	$1,079.74	$5.59	1.07%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.69	$5.43	1.07%

Institutional Class

Actual	$1,000.00	$1,081.01	$4.29	0.82%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.95	$4.17	0.82%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Special Mid Cap Value Fund

Portfolio of investments—September 30, 2019

	Shares	Value
Common Stocks: 94.03%

Communication Services: 1.67%

Media: 1.67%
Discovery Communications Incorporated Class C †	6,254,500	$153,985,790

Consumer Discretionary: 7.52%

Auto Components: 1.10%
Aptiv plc	1,165,200	101,861,784

Hotels, Restaurants & Leisure: 1.79%
Vail Resorts Incorporated	394,900	89,863,444
Yum China Holdings Incorporated	1,665,200	75,650,036

		165,513,480

Household Durables: 2.56%
D.R. Horton Incorporated	2,238,700	118,001,877
Mohawk Industries Incorporated †	956,200	118,635,734

		236,637,611

Multiline Retail: 1.17%
Kohl’s Corporation	2,167,100	107,618,186

Textiles, Apparel & Luxury Goods: 0.90%
PVH Corporation	939,400	82,883,262

Consumer Staples: 3.01%

Beverages: 2.03%
Molson Coors Brewing Company Class B	3,248,776	186,804,620

Food Products: 0.98%
Lamb Weston Holdings Incorporated	1,245,900	90,601,848

Energy: 5.60%

Energy Equipment & Services: 1.97%
Baker Hughes Incorporated	3,208,034	74,426,389
National Oilwell Varco Incorporated	4,051,400	85,889,680
Patterson-UTI Energy Incorporated	2,549,700	21,799,935

		182,116,004

Oil, Gas & Consumable Fuels: 3.63%
Cimarex Energy Company	1,579,700	75,730,818
Devon Energy Corporation	2,242,600	53,956,956
Hess Corporation	1,335,200	80,752,896
Valero Energy Corporation	807,300	68,814,252
WPX Energy Incorporated †	5,217,200	55,250,148

		334,505,070

Financials: 20.63%

Banks: 5.85%
Fifth Third Bancorp	5,693,200	155,879,816
PacWest Bancorp	3,216,807	116,898,766
Regions Financial Corporation	10,252,000	162,186,640
Zions Bancorporation	2,354,300	104,813,436

		539,778,658

Wells Fargo Special Mid Cap Value Fund  |  11

Portfolio of investments—September 30, 2019

	Shares	Value
Capital Markets: 1.01%
Northern Trust Corporation	1,001,300	$93,441,316

Insurance: 12.20%
Arch Capital Group Limited †	5,191,908	217,956,298
Brown & Brown Incorporated	7,317,000	263,851,020
Fidelity National Financial Incorporated	3,962,214	175,961,924
Loews Corporation	3,531,100	181,781,028
The Allstate Corporation	1,831,100	199,003,948
Willis Towers Watson plc	457,100	88,206,587

		1,126,760,805

Mortgage REITs: 1.57%
Annaly Capital Management Incorporated	16,422,800	144,520,640

Health Care: 10.35%

Health Care Equipment & Supplies: 6.21%
Alcon Incorporated †	2,550,100	148,645,329
Steris plc	641,900	92,748,131
Varian Medical Systems Incorporated †	1,502,000	178,873,180
Zimmer Biomet Holdings Incorporated	1,112,200	152,671,694

		572,938,334

Health Care Providers & Services: 2.97%
Humana Incorporated	690,300	176,489,001
Universal Health Services Incorporated Class B	658,200	97,907,250

		274,396,251

Life Sciences Tools & Services: 1.17%
Charles River Laboratories International Incorporated †	820,100	108,556,637

Industrials: 15.49%

Building Products: 1.55%
A.O. Smith Corporation	1,050,500	50,119,355
Masco Corporation	453,800	18,914,384
Owens Corning Incorporated	1,166,830	73,743,657

		142,777,396

Commercial Services & Supplies: 2.36%
Republic Services Incorporated	2,518,175	217,948,046

Construction & Engineering: 2.73%
Jacobs Engineering Group Incorporated	2,754,843	252,068,135

Industrial Conglomerates: 1.80%
Carlisle Companies Incorporated	1,139,137	165,789,999

Machinery: 2.87%
Cummins Incorporated	732,309	119,124,705
Stanley Black & Decker Incorporated	1,012,700	146,244,007

		265,368,712

Road & Rail: 2.89%
Kansas City Southern	2,006,500	266,884,565

12  |  Wells Fargo Special Mid Cap Value Fund

Portfolio of investments—September 30, 2019

	Shares	Value
Trading Companies & Distributors: 1.29%
AerCap Holdings NV †	2,178,700	$119,283,825

Information Technology: 6.74%

IT Services: 3.94%
Amdocs Limited	3,866,300	255,601,093
Euronet Worldwide Incorporated †	738,000	107,969,400

		363,570,493

Semiconductors & Semiconductor Equipment: 0.73%
Analog Devices Incorporated	603,800	67,462,574

Software: 0.54%
Check Point Software Technologies Limited †	456,400	49,975,800

Technology Hardware, Storage & Peripherals: 1.53%
NCR Corporation †	4,483,720	141,506,203

Materials: 6.63%

Chemicals: 1.94%
PPG Industries Incorporated	1,510,500	179,009,355

Containers & Packaging: 3.74%
International Paper Company	2,243,200	93,810,624
Packaging Corporation of America	1,191,013	126,366,479
Sealed Air Corporation	3,005,100	124,741,701

		344,918,804

Metals & Mining: 0.95%
Barrick Gold Corporation	5,077,700	87,996,541

Real Estate: 7.68%

Equity REITs: 5.50%
American Campus Communities Incorporated	2,989,805	143,749,824
Invitation Homes Incorporated	5,885,328	174,264,562
Mid-America Apartment Communities Incorporated	1,015,700	132,051,157
Park Hotels & Resorts Incorporated	2,315,200	57,810,544

		507,876,087

Real Estate Management & Development: 2.18%
CBRE Group Incorporated Class A †	3,787,800	200,791,278

Utilities: 8.71%

Electric Utilities: 3.80%
American Electric Power Company Incorporated	2,525,860	236,647,823
FirstEnergy Corporation	2,372,900	114,444,967

		351,092,790

Multi-Utilities: 2.71%
Ameren Corporation	3,129,550	250,520,478

Water Utilities: 2.20%
American Water Works Company Incorporated	1,630,400	202,544,592

Total Common Stocks (Cost $7,239,835,453)		8,680,305,969

Wells Fargo Special Mid Cap Value Fund  |  13

Portfolio of investments—September 30, 2019

	Yield	Shares	Value
Short-Term Investments: 5.72%

Investment Companies: 5.72%
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.88%	528,149,536	$528,149,536

Total Short-Term Investments (Cost $528,149,536)			528,149,536

Total investments in securities (Cost $7,767,984,989)	99.75%	9,208,455,505

Other assets and liabilities, net	0.25	23,091,475

Total net assets	100.00%	$9,231,546,980

†	Non-income-earning security
(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

REIT	Real estate investment trust

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliates of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC*	0	136,660,214	136,660,214	0	$1,283	$0	$73,452	#	$0
Wells Fargo Government Money Market Fund Select Class	183,466,427	2,194,744,793	1,850,061,684	528,149,536	0	0	7,007,966		528,149,536

					$1,283	$0	$7,081,418		$528,149,536	5.72%

*	No longer held at the end of the period

#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Special Mid Cap Value Fund

Statement of assets and liabilities—September 30, 2019

Assets
Investments in unaffiliated securities, at value (cost $7,239,835,453)	$8,680,305,969
Investments in affiliated securities, at value (cost $528,149,536)	528,149,536
Receivable for Fund shares sold	29,644,101
Receivable for dividends	15,251,660

Total assets	9,253,351,266

Liabilities
Payable for Fund shares redeemed	11,087,198
Management fee payable	5,006,817
Payable for investments purchased	2,925,014
Administration fees payable	886,192
Distribution fees payable	97,292
Trustees’ fees and expenses payable	1,941
Accrued expenses and other liabilities	1,799,832

Total liabilities	21,804,286

Total net assets	$9,231,546,980

Net assets consist of
Paid-in capital	$7,444,739,102
Total distributable earnings	1,786,807,878

Total net assets	$9,231,546,980

Computation of net asset value and offering price per share
Net assets – Class A	$1,003,560,044
Shares outstanding – Class A1	25,325,846
Net asset value per share – Class A	$39.63
Maximum offering price per share – Class A2	$42.05
Net assets – Class C	$147,085,852
Shares outstanding – Class C1	3,886,099
Net asset value per share – Class C	$37.85
Net assets – Class R	$31,961,269
Shares outstanding – Class R1	797,138
Net asset value per share – Class R	$40.10
Net assets – Class R6	$2,094,860,168
Shares outstanding – Class R6[1]	51,400,729
Net asset value per share – Class R6	$40.76
Net assets – Administrator Class	$604,126,472
Shares outstanding – Administrator Class[1]	14,971,537
Net asset value per share – Administrator Class	$40.35
Net assets – Institutional Class	$5,349,953,175
Shares outstanding – Institutional Class[1]	131,453,098
Net asset value per share – Institutional Class	$40.70

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Special Mid Cap Value Fund  |  15

Statement of operations—year ended September 30, 2019

Investment income
Dividends	$143,012,471
Income from affiliated securities	7,018,034

Total investment income	150,030,505

Expenses
Management fee	55,014,863
Administration fees
Class A	2,021,560
Class C	313,327
Class R	59,535
Class R6	492,287
Administrator Class	917,106
Institutional Class	6,159,860
Shareholder servicing fees
Class A	2,406,619
Class C	373,009
Class R	70,874
Administrator Class	1,761,907
Distribution fees
Class C	1,119,020
Class R	70,854
Custody and accounting fees	266,107
Professional fees	44,990
Registration fees	487,670
Shareholder report expenses	961,200
Trustees’ fees and expenses	21,652
Other fees and expenses	90,004

Total expenses	72,652,444
Less: Fee waivers and/or expense reimbursements
Class A	(64)
Class C	(8)
Class R	(18)
Class R6	(1,973)
Administrator Class	(10)

Net expenses	72,650,371

Net investment income	77,380,134

Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	303,690,278
Affiliated securities	1,283

Net realized gains on investments	303,691,561
Net change in unrealized gains (losses) on investments	233,760,522

Net realized and unrealized gains (losses) on investments	537,452,083

Net increase in net assets resulting from operations	$614,832,217

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Special Mid Cap Value Fund

Statement of changes in net assets

	Year ended September 30, 2019		Year ended September 30, 2018

Operations
Net investment income		$77,380,134		$55,406,539
Net realized gains on investments		303,691,561		170,032,209
Net change in unrealized gains (losses) on investments		233,760,522		160,007,260

Net increase in net assets resulting from operations		614,832,217		385,446,008

Distributions to shareholders from net investment income and net realized gains
Class A		(20,592,515)		(44,792,710)
Class C		(2,703,167)		(7,147,489)
Class R		(562,316)		(758,370)
Class R6		(36,838,837)		(46,138,407)
Administrator Class		(17,454,931)		(48,230,988)
Institutional Class		(114,026,310)		(209,509,970)

Total distributions to shareholders		(192,178,076)		(356,577,934)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	5,327,538	192,757,937	8,052,054	299,880,019
Class C	395,515	13,743,148	955,547	34,325,290
Class R	312,326	11,470,210	449,380	17,074,096
Class R6	19,811,243	753,877,254	21,764,043	834,124,233
Administrator Class	2,524,441	92,078,365	9,533,075	364,176,209
Institutional Class	49,318,478	1,865,932,723	44,252,567	1,696,256,312

		2,929,859,637		3,245,836,159

Reinvestment of distributions
Class A	578,559	19,307,072	1,134,296	42,153,674
Class C	79,940	2,563,693	190,448	6,787,622
Class R	16,602	561,690	20,056	757,010
Class R6	1,023,710	35,011,870	1,188,583	45,410,964
Administrator Class	512,565	17,408,508	1,273,292	48,143,405
Institutional Class	3,085,272	105,464,480	5,050,159	192,715,031

		180,317,313		335,967,706

Payment for shares redeemed
Class A	(8,214,077)	(295,833,462)	(10,111,787)	(376,581,084)
Class C	(1,443,715)	(49,286,556)	(1,618,894)	(57,851,833)
Class R	(177,050)	(6,492,936)	(205,099)	(7,778,102)
Class R6	(8,066,799)	(299,782,094)	(7,858,969)	(300,909,538)
Administrator Class	(13,653,775)	(493,668,005)	(15,565,814)	(589,131,375)
Institutional Class	(48,844,550)	(1,804,574,146)	(40,848,909)	(1,566,068,850)

		(2,949,637,199)		(2,898,320,782)

Net increase in net assets resulting from capital share transactions		160,539,751		683,483,083

Total increase in net assets		583,193,892		712,351,157

Net assets
Beginning of period		8,648,353,088		7,936,001,931

End of period		$9,231,546,980		$8,648,353,088

The accompanying notes are an integral part of these financial statements.

Wells Fargo Special Mid Cap Value Fund  |  17

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS A	2019	2018	2017	2016	2015
Net asset value, beginning of period	$37.59	$37.49	$33.12	$29.91	$32.68
Net investment income	0.26	0.15	0.33	0.19	0.25
Net realized and unrealized gains (losses) on investments	2.54	1.50	4.42	4.23	0.07

Total from investment operations	2.80	1.65	4.75	4.42	0.32
Distributions to shareholders from
Net investment income	(0.17)	(0.23)	(0.19)	(0.08)	(0.18)
Net realized gains	(0.59)	(1.32)	(0.19)	(1.13)	(2.91)

Total distributions to shareholders	(0.76)	(1.55)	(0.38)	(1.21)	(3.09)
Net asset value, end of period	$39.63	$37.59	$37.49	$33.12	$29.91
Total return[1]	7.81%	4.50%	14.41%	15.34%	0.69%
Ratios to average net assets (annualized)
Gross expenses	1.15%	1.15%	1.18%	1.19%	1.25%
Net expenses	1.15%	1.15%	1.18%	1.19%	1.24%
Net investment income	0.67%	0.40%	0.78%	0.82%	0.85%
Supplemental data
Portfolio turnover rate	37%	37%	46%	30%	58%
Net assets, end of period (000s omitted)	$1,003,560	$1,038,883	$1,070,690	$1,363,213	$509,386

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Special Mid Cap Value Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS C	2019	2018	2017	2016	2015
Net asset value, beginning of period	$36.02	$36.03	$31.91	$29.00	$31.82
Net investment income (loss)	(0.07)	(0.14)	0.06	0.03	0.02 [1]
Net realized and unrealized gains (losses) on investments	2.49	1.46	4.26	4.02	0.07

Total from investment operations	2.42	1.32	4.32	4.05	0.09
Distributions to shareholders from
Net investment income	0.00	(0.01)	(0.01)	(0.01)	0.00
Net realized gains	(0.59)	(1.32)	(0.19)	(1.13)	(2.91)

Total distributions to shareholders	(0.59)	(1.33)	(0.20)	(1.14)	(2.91)
Net asset value, end of period	$37.85	$36.02	$36.03	$31.91	$29.00
Total return[2]	7.00%	3.72%	13.56%	14.47%	(0.05)%
Ratios to average net assets (annualized)
Gross expenses	1.90%	1.90%	1.92%	1.94%	2.00%
Net expenses	1.90%	1.90%	1.92%	1.94%	1.99%
Net investment income (loss)	(0.09)%	(0.35)%	0.14%	0.03%	0.08%
Supplemental data
Portfolio turnover rate	37%	37%	46%	30%	58%
Net assets, end of period (000s omitted)	$147,086	$174,839	$191,954	$116,022	$63,431

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Special Mid Cap Value Fund  |  19

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS R	2019	2018	2017	2016	2015[1]
Net asset value, beginning of period	$38.09	$38.08	$33.78	$30.70	$30.70
Net investment income	0.17	0.09	0.32	0.12 [2]	0.00
Net realized and unrealized gains (losses) on investments	2.57	1.49	4.43	4.32	0.00

Total from investment operations	2.74	1.58	4.75	4.44	0.00
Distributions to shareholders from
Net investment income	(0.14)	(0.25)	(0.26)	(0.23)	0.00
Net realized gains	(0.59)	(1.32)	(0.19)	(1.13)	0.00

Total distributions to shareholders	(0.73)	(1.57)	(0.45)	(1.36)	0.00
Net asset value, end of period	$40.10	$38.09	$38.08	$33.78	$30.70
Total return[3]	7.52%	4.23%	14.13%	15.05%	0.00%
Ratios to average net assets (annualized)
Gross expenses	1.40%	1.40%	1.42%	1.44%	0.00%
Net expenses	1.40%	1.40%	1.42%	1.44%	0.00%
Net investment income	0.43%	0.18%	0.77%	0.37%	0.00%
Supplemental data
Portfolio turnover rate	37%	37%	46%	30%	58%
Net assets, end of period (000s omitted)	$31,961	$24,575	$14,505	$1,778	$25

[1]	The class commenced operations on September 30, 2015. Information represents activity for the one day of operation.

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Special Mid Cap Value Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS R6	2019	2018	2017	2016	2015
Net asset value, beginning of period	$38.67	$38.52	$34.03	$30.71	$33.39
Net investment income	0.40	0.32 [1]	0.50 [1]	0.38 [1]	0.41 [1]
Net realized and unrealized gains (losses) on investments	2.62	1.55	4.53	4.30	0.05

Total from investment operations	3.02	1.87	5.03	4.68	0.46
Distributions to shareholders from
Net investment income	(0.34)	(0.40)	(0.35)	(0.23)	(0.23)
Net realized gains	(0.59)	(1.32)	(0.19)	(1.13)	(2.91)

Total distributions to shareholders	(0.93)	(1.72)	(0.54)	(1.36)	(3.14)
Net asset value, end of period	$40.76	$38.67	$38.52	$34.03	$30.71
Total return	8.28%	4.95%	14.88%	15.84%	1.14%
Ratios to average net assets (annualized)
Gross expenses	0.72%	0.72%	0.74%	0.76%	0.79%
Net expenses	0.72%	0.72%	0.74%	0.76%	0.79%
Net investment income	1.12%	0.85%	1.37%	1.21%	1.26%
Supplemental data
Portfolio turnover rate	37%	37%	46%	30%	58%
Net assets, end of period (000s omitted)	$2,094,860	$1,493,787	$906,784	$374,557	$105,973

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Wells Fargo Special Mid Cap Value Fund  |  21

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
ADMINISTRATOR CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$38.23	$38.12	$33.67	$30.45	$33.14
Net investment income	0.27 [1]	0.18 [1]	0.34 [1]	0.26	0.31 [1]
Net realized and unrealized gains (losses) on investments	2.61	1.52	4.52	4.26	0.05

Total from investment operations	2.88	1.70	4.86	4.52	0.36
Distributions to shareholders from
Net investment income	(0.17)	(0.27)	(0.22)	(0.17)	(0.14)
Net realized gains	(0.59)	(1.32)	(0.19)	(1.13)	(2.91)

Total distributions to shareholders	(0.76)	(1.59)	(0.41)	(1.30)	(3.05)
Net asset value, end of period	$40.35	$38.23	$38.12	$33.67	$30.45
Total return	7.88%	4.58%	14.50%	15.42%	0.84%
Ratios to average net assets (annualized)
Gross expenses	1.07%	1.07%	1.09%	1.10%	1.12%
Net expenses	1.07%	1.07%	1.09%	1.10%	1.11%
Net investment income	0.72%	0.47%	0.95%	0.88%	0.95%
Supplemental data
Portfolio turnover rate	37%	37%	46%	30%	58%
Net assets, end of period (000s omitted)	$604,126	$978,368	$1,156,796	$834,134	$394,188

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Special Mid Cap Value Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
INSTITUTIONAL CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$38.61	$38.47	$34.00	$30.70	$33.38
Net investment income	0.38 [1]	0.26	0.41	0.35 [1]	0.41 [1]
Net realized and unrealized gains (losses) on investments	2.60	1.56	4.58	4.29	0.04

Total from investment operations	2.98	1.82	4.99	4.64	0.45
Distributions to shareholders from
Net investment income	(0.30)	(0.36)	(0.33)	(0.21)	(0.22)
Net realized gains	(0.59)	(1.32)	(0.19)	(1.13)	(2.91)

Total distributions to shareholders	(0.89)	(1.68)	(0.52)	(1.34)	(3.13)
Net asset value, end of period	$40.70	$38.61	$38.47	$34.00	$30.70
Total return	8.17%	4.84%	14.76%	15.73%	1.10%
Ratios to average net assets (annualized)
Gross expenses	0.82%	0.82%	0.84%	0.86%	0.85%
Net expenses	0.82%	0.82%	0.84%	0.86%	0.85%
Net investment income	1.00%	0.73%	1.24%	1.07%	1.23%
Supplemental data
Portfolio turnover rate	37%	37%	46%	30%	58%
Net assets, end of period (000s omitted)	$5,349,953	$4,937,901	$4,595,274	$2,325,777	$411,919

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Wells Fargo Special Mid Cap Value Fund  |  23

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Special Mid Cap Value Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allows the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date.

24  |  Wells Fargo Special Mid Cap Value Fund

Notes to financial statements

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of September 30, 2019, the aggregate cost of all investments for federal income tax purposes was $7,782,106,944 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$1,815,816,717

Gross unrealized losses	(389,468,156)

Net unrealized gains	$1,426,348,561

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Wells Fargo Special Mid Cap Value Fund  |  25

Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$153,985,790	$0	$0	$153,985,790

Consumer discretionary	694,514,323	0	0	694,514,323

Consumer staples	277,406,468	0	0	277,406,468

Energy	516,621,074	0	0	516,621,074

Financials	1,904,501,419	0	0	1,904,501,419

Health care	955,891,222	0	0	955,891,222

Industrials	1,430,120,678	0	0	1,430,120,678

Information technology	622,515,070	0	0	622,515,070

Materials	611,924,700	0	0	611,924,700

Real estate	708,667,365	0	0	708,667,365

Utilities	804,157,860	0	0	804,157,860

Short-term investments

Investment companies	528,149,536	0	0	528,149,536

Total assets	$9,208,455,505	$0	$0	$9,208,455,505

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the year ended September 30, 2019, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.750%

Next $500 million	0.725

Next $1 billion	0.700

Next $2 billion	0.675

Next $1 billion	0.650

Next $5 billion	0.640

Next $2 billion	0.630

Next $4 billion	0.620

Over $16 billion	0.610

26  |  Wells Fargo Special Mid Cap Value Fund

Notes to financial statements

Prior to February 1, 2019, Funds Management received a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.750%

Next $500 million	0.725

Next $1 billion	0.700

Next $2 billion	0.675

Next $1 billion	0.650

Next $5 billion	0.640

Over $10 billion	0.630

For the year ended September 30, 2019, the management fee was equivalent to an annual rate of 0.67% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C, Class R	0.21%

Class R6	0.03

Administrator Class, Institutional Class	0.13

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through January 31, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.16% for Class A shares, 1.91% for Class C shares, 1.41% for Class R shares, 0.73% for Class R6 shares, 1.08% for Administrator Class shares and 0.83% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Prior to February 1, 2019, the Fund’s expenses were capped at 1.19% for Class A shares, 1.94% for Class C shares, 1.44% for Class R shares, 0.76% for Class R6 shares, 1.11% for Administrator Class shares, and 0.85% for Institutional Class shares.

Distribution fees

The Trust has adopted a distribution plan for Class C and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the

Wells Fargo Special Mid Cap Value Fund  |  27

Notes to financial statements

contingent deferred sales charges from redemptions of Class C shares. For the year ended September 30, 2019, Funds Distributor received $53,166 from the sale of Class A shares and $171 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended September 30, 2019.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2019 were $2,969,004,394 and $3,236,594,125, respectively.

6. SECURITIES LENDING TRANSACTIONS

The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of September 30, 2019, the Fund did not have any securities on loan.

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended September 30, 2019, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended September 30, 2019 and September 30, 2018 were as follows:

	Year ended September 30

	2019	2018

Ordinary income	$61,719,949	$175,777,950

Long-term capital gain	130,458,127	180,799,984

As of September 30, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains

$123,976,485	$236,482,816	$1,426,348,561

28  |  Wells Fargo Special Mid Cap Value Fund

Notes to financial statements

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

Wells Fargo Special Mid Cap Value Fund  |  29

Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Special Mid Cap Value Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of September 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

November 25, 2019

30  |  Wells Fargo Special Mid Cap Value Fund

Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 93.13% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2019.

Pursuant to Section 852 of the Internal Revenue Code, $130,458,127 was designated as a 20% rate gain distribution for the fiscal year ended September 30, 2019.

Pursuant to Section 854 of the Internal Revenue Code, $58,446,739 of income dividends paid during the fiscal year ended September 30, 2019 has been designated as qualified dividend income (QDI).

For the fiscal year ended September 30, 2019, $2,668,745 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, which is available by visiting the SEC website at sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Wells Fargo Special Mid Cap Value Fund  |  31

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 150 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

32  |  Wells Fargo Special Mid Cap Value Fund

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo Special Mid Cap Value Fund  |  33

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee[3] (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy[4] (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 64 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 86 funds and Assistant Treasurer of 64 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

[3]	Michelle Rhee became Chief Legal Officer effective October 22, 2019.

[4]	Catherine Kennedy became Secretary effective October 22, 2019.

34  |  Wells Fargo Special Mid Cap Value Fund

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Special Mid Cap Value Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 21-22, 2019 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Special Mid Cap Value Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2019, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2019. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Wells Fargo Special Mid Cap Value Fund  |  35

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2018. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Russell Midcap® Value Index, for all periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were equal to or in range of the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were equal to or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

36  |  Wells Fargo Special Mid Cap Value Fund

Other information (unaudited)

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

Wells Fargo Special Mid Cap Value Fund  |  37

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo & Company. All rights reserved.

406817 11-19

A234/AR234 09-19

Annual Report

September 30, 2019

Wells Fargo

Global Investment Grade Credit Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Global Investment Grade Credit Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

“The U.S. increased tariffs on products from China, China responded, and then talks broke down.”

Dear Shareholder:

We are pleased to offer you this first shareholder report for the Wells Fargo Global Investment Grade Credit Fund from the Fund’s inception on February 28, 2019 through September 30, 2019. U.S. stock and global bond investors generally saw volatile global investment markets as intensifying economic growth concerns, international trade stare downs, and simmering geopolitical tensions discouraged investors.

Overall, fixed income kept pace with domestic stocks and outperformed foreign equities. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 8.14% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 added 1.73%. The MSCI EM Index (Net)3 fell by 2.86%. Among fixed income investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 7.44%, the Bloomberg Barclays Global Aggregate ex-USD Index5 added 3.55%, the Bloomberg Barclays Municipal Bond Index6 gained 5.38%, and the ICE BofAML U.S. High Yield Index7 added 4.84%.

Early second-quarter 2019 investor enthusiasm faded as the quarter wore on.

As the first quarter of 2019 ended, a more accommodative monetary policy stance by the U.S. Federal Reserve (Fed) and steady, if not spectacular, U.S. economic and business metrics encouraged domestic investors. During April 2019, favorable sentiment found additional support in reports of sustained low inflation, solid employment data, and first-quarter U.S. gross domestic product (GDP) growth at an annualized rate of 3.2%.

During May, markets tumbled on mixed investment signals. In the U.S., partisan wrangling ramped up as Democrats and Republicans set their sights on 2020 presidential politics. The U.K.’s Brexit disagreements caused Prime Minister Theresa May to resign. Boris Johnson succeeded her only to exacerbate uncertainty about Brexit’s resolution ahead of an October 2019 deadline. The European Commission downgraded the 2019 growth forecast to 1.2%. The U.S. increased tariffs on products from China, China responded, and then talks broke down. President Donald Trump threatened to turn his foreign policy tariff tool to Mexico over immigration issues.

During the third quarter of 2019, investors regrouped. Just as the investment horizon appeared to darken, sentiment turned and U.S. equity markets gained during June and July. The gains, primarily driven by geopolitical and monetary policy events, pushed equity markets to new highs. European Central Bank President Mario Draghi said that if

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Global Investment Grade Credit Fund

Letter to shareholders (unaudited)

the outlook doesn’t improve, the bank would cut rates or buy more assets to prop up inflation. President Trump backed off of tariff threats against Mexico and China. In the U.S., the Fed implemented a 0.25% federal funds rate cut in July.

Later in July 2019, the U.S. reversed course and threatened to impose higher tariffs on China’s exports after talks failed. China responded with tariff threats of its own and devalued the renminbi, a move that roiled global markets. Major U.S. stock market indices closed July with the worst weekly results of the year. Bond prices gained as Treasury yields fell to levels not seen since November 2016 and the yield curve inverted at multiple points along the 30-year arc.

In a microcosm, August encapsulated many of the unnerving events that plagued investors during the prior 11 months. The U.S.-China trade relationship swung from antagonistic to hopeful and back again with no evident compromise on the horizon. Evidence of a continued global economic slowdown mounted. Central banks in China, New Zealand, and Thailand cut interest rates. Industrial and manufacturing data declined in China, Canada, Japan, and Germany. Adding to the uncertain environment, Italy’s prime minister resigned, many feared a crackdown in Hong Kong as protesters sustained their calls for reform throughout the month, and Boris Johnson planned to suspend Parliament as Brexit’s deadline neared.

In the U.S., September saw the Fed join other central banks in cutting interest rates. Manufacturing data in the U.S., as reported by the Institute for Supply Management, disappointed investors. The U.S. Congress announced it would pursue an impeachment investigation of President Trump. Meanwhile, the Brexit impasse showed no signs of resolution. Officials in China said that hitting the country’s economic growth goals for the year would be difficult considering the weight of tariffs and trade restrictions. So while the S&P 500 Index finished the third quarter with year-to-date returns that were the best in more than 20 years, amid signs of equity investors taking money out of the stock market, concerns about future returns remained.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

“In a microcosm, August encapsulated many of the unnerving events that plagued investors during the prior 11 months.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Wells Fargo Global Investment Grade Credit Fund  |  3

Performance highlights (unaudited)

Investment objective

The Fund seeks total return, consisting of income and capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadvisers

Wells Capital Management Incorporated

Wells Fargo Asset Management (International) Limited

Portfolio managers

Henrietta Paquement, CFA®‡

Scott M. Smith, CFA®‡

Alex Temple

Jonathan Terry, CFA®‡

Average annual total returns (%) as of September 30, 2019

				Expense ratios[1] (%)

	Inception date	Since inception		Gross	Net[2]

Class R6 (WGCRX)	2-28-2019	8.64		0.63	0.45

Institutional Class (WGCIX)	2-28-2019	8.64		0.68	0.50

Bloomberg Barclays Global Aggregate Credit Index Hedged (USD)[3]	–	8.81	*	–	–
*	Return is based on Fund’s inception date.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Class R6 and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the fund and its share price can be sudden and unpredictable. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to municipal securities risk, high-yield securities risk, and mortgage- and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

4  |  Wells Fargo Global Investment Grade Credit Fund

Performance highlights (unaudited)

Growth of $1,000,000 investment as of September 30, 2019[4]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through March 31, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Bloomberg Barclays Global Aggregate Credit Index Hedged (USD) measures the credit sector of the global investment grade fixed-rate bond market, including corporate, government and agency securities, hedged in USD. You cannot invest directly in an index.

[4]

The chart compares the performance of the Institutional Class shares since inception with the Bloomberg Barclays Global Aggregate Credit Index Hedged (USD). The chart assumes a hypothetical investment of $1,000,000 in Institutional Class shares shares and reflects all operating expenses.

[5]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[6]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[7]

The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

*	This security was no longer held at the end of the reporting period.

Wells Fargo Global Investment Grade Credit Fund  |  5

Performance highlights (unaudited)

MANAGERS’ DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the Bloomberg Barclays Global Aggregate Credit Index Hedged (USD), for the seven-month period from the Fund’s inception to September 30, 2019.

∎	Transaction costs to launch the Fund took away from the Fund’s initial performance along with a small underweight in U.S.-dollar duration.

∎	Security selection within financial institutions and industrials bonds were the main contributors to relative performance.

Weak global economy drove lower rates.

The macroeconomic climate for the seven months to September 30, 2019 was a continuation of the themes that drove markets since the beginning of 2019, namely loose monetary policy alongside heightened political risks, such as U.S.-China trade war tensions and Brexit. Toward period-end, a slew of weak economic data from both the U.S. and Europe reminded investors that so far there have been few winners in the trade war.

The U.S. Federal Reserve (Fed) cut the federal funds rate twice over the period totaling 50 basis points (bps; 100 bps equal 1.00%), taking the range to 1.75%-2.00%. The European Central Bank restarted its Quantitative Easing (QE) program at EUR 20 billion per month. This was a lower amount than the market had expected, but the open-ended nature of the purchases coupled with generous deposit-tiering and targeted long-term refinancing operations (TLTRO) arrangements were well received by the market.

The U.S. 10-year government bond yield declined by 1% over the period and the resulting flattening of the Treasury curve caused the 2-year to 10-year yield-differential to drop into negative territory during the third quarter before re-inverting.

The option-adjusted spread for the benchmark fell during the period, from 116 bps to 108 bps, although it reached as high as 122 bps in early June and as low as 101 bps in late July as the counterforces of political risks and expansionary central bank policy played out.

Ten largest holdings (%) as of September 30, 2019[5]

Morgan Stanley, 3.70%, 10-23-2024	1.93

Goldman Sachs Group Incorporated, 3.63%, 1-22-2023	1.64

Fox Corporation, 4.71%, 1-25-2029	1.51

JPMorgan Chase & Company, 2.30%, 8-15-2021	1.43

Citigroup Incorporated, 3.30%, 4-27-2025	1.42

Raymond James Financial Services Incorporated, 4.95%, 7-15-2046	1.38

Bank of America Corporation, 4.13%, 1-22-2024	1.31

Morgan Stanley, 3.13%, 7-27-2026	1.28

CVS Health Corporation, 3.70%, 3-9-2023	1.25

Intercontinental Exchange Incorporated, 3.75%, 12-1-2025	1.18

Portfolio composition as of September 30, 2019[6]

Please see footnotes on page 5.

6  |  Wells Fargo Global Investment Grade Credit Fund

Performance highlights (unaudited)

Effective maturity distribution as of September 30, 2019[6]

Credit quality as of September 30, 2019[7]

Tactical overweight to U.S. bonds pays off.

In early August, we felt that European rates had fallen too far and switched roughly 2% of the Fund into U.S.-dollar-denominated bonds. European rates have subsequently rebounded relative to U.S. rates and therefore this move contributed to returns.

Since June 2019, we have reduced some risk in the Fund by increasing our allocation to government bonds and increasing our underweight position in consumer cyclicals and basic materials.

Financials and industrials contributed to returns.

Security selection, in particular in financial institutions (+33 bps) and industrials (+52 bps) were the top contributors to performance. Positions in peripheral European banks contributed to Fund performance. We bought a position in General Electric* at the inception of the Fund and topped up in mid-July before taking profits at period-end.

Underweight to U.S. dollar duration detracted along with start-up costs.

Transaction costs to launch the Fund detracted from performance for the initial period.

A small underweight in U.S.-dollar duration detracted over the third quarter.

Ongoing economic weakness could lead to looser monetary policy.

Given the late-phase of the economic cycle, we expect growth to continue to slow across the major developed market regions as we move into the final quarter of 2019 and beyond. Although this deterioration in macroeconomic strength could reduce the sentiment of global investors, we expect central banks to continue to underpin demand for risk assets through further loosening of monetary policy and potentially fiscal stimulus.

After a heavy amount of issuance in the third quarter, we expect issuance to slow and supply to remain low in the fourth quarter given the ample amount of overall redemptions from issuers. We continue to be selective on the names added to the portfolio.

We expect rising global trade tensions to continue to spur bouts of volatility within the market and we remain relatively light on risk assets to provide us with dry powder in an effort to take advantage of any dispersion in relative credit valuations.

Please see footnotes on page 5.

Wells Fargo Global Investment Grade Credit Fund  |  7

Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2019 to September 30, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning account value 4-1-2019	Ending account value 9-30-2019	Expenses paid during the period¹	Annualized net expense ratio

Class R6

Actual	$1,000.00	$1,066.18	$2.33	0.45%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.81	$2.28	0.45%

Institutional Class

Actual	$1,000.00	$1,066.12	$2.59	0.50%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.56	$2.53	0.50%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

8  |  Wells Fargo Global Investment Grade Credit Fund

Portfolio of investments—September 30, 2019

	Interest rate	Maturity date	Principal	Value
Asset-Backed Securities: 1.94%
American Airlines Series 2014-1 Class A Pass-Through Trust	3.70%	4-1-2028	$300,768	$315,446
British Airways Series 2019-1 Class AA Pass-Through Certificates 144A	3.30	6-15-2034	1,000,000	1,042,518
Delta Air Lines Series 2019-1 Class AA Pass-Through Trust	3.20	10-25-2025	500,000	522,358

Total Asset-Backed Securities (Cost $1,799,425)				1,880,322

Corporate Bonds and Notes: 52.85%

Communication Services: 7.57%

Diversified Telecommunication Services: 2.65%
AT&T Incorporated	4.25	3-1-2027	705,000	767,193
AT&T Incorporated	4.50	3-9-2048	700,000	752,476
Verizon Communications Incorporated	2.88	1-15-2038	200,000	269,924
Verizon Communications Incorporated	4.13	8-15-2046	690,000	769,258

				2,558,851

Media: 4.92%
Charter Communications Operating LLC	4.91	7-23-2025	630,000	692,355
Comcast Corporation	3.38	8-15-2025	845,000	893,584
Cox Communications Incorporated 144A	4.60	8-15-2047	430,000	472,212
Discovery Incorporated	2.50	9-20-2024	100,000	126,650
Discovery Incorporated	5.30	5-15-2049	215,000	238,232
Fox Corporation 144A	4.71	1-25-2029	1,285,000	1,466,764
Interpublic Group of Companies	5.40	10-1-2048	350,000	416,845
MMS USA Financing Incorporated	1.75	6-13-2031	400,000	459,737

				4,766,379

Consumer Discretionary: 1.25%

Hotels, Restaurants & Leisure: 1.12%
Darden Restaurants Incorporated	4.55	2-15-2048	860,000	908,815
Las Vegas Sands Corporation	3.20	8-8-2024	175,000	178,281

				1,087,096

Internet & Direct Marketing Retail: 0.13%
Booking Holdings Incorporated	1.80	3-3-2027	100,000	120,449

Consumer Staples: 3.52%

Beverages: 1.61%
Anheuser-Busch InBev Finance Incorporated	3.65	2-1-2026	905,000	968,254
Keurig Dr Pepper Incorporated	4.60	5-25-2028	530,000	595,262

				1,563,516

Food & Staples Retailing: 0.76%
Walmart Incorporated	3.70	6-26-2028	660,000	732,137

Food Products: 0.60%
Mars Incorporated 144A	3.95	4-1-2049	510,000	581,759

Tobacco: 0.55%
BAT Capital Corporation	4.54	8-15-2047	555,000	532,839

Energy: 6.69%

Energy Equipment & Services: 0.85%
Baker Hughes LLC	3.34	12-15-2027	800,000	820,727

Wells Fargo Global Investment Grade Credit Fund   |  9

Portfolio of investments—September 30, 2019

	Interest rate	Maturity date	Principal	Value
Oil, Gas & Consumable Fuels: 5.84%
BP Capital Markets America Incorporated	2.75%	5-10-2023	$415,000	$423,931
Energy Transfer Operating Partners LP	6.25	4-15-2049	820,000	995,610
Kinder Morgan Energy Partners LP	5.40	9-1-2044	530,000	607,559
Marathon Petroleum Corporation	3.80	4-1-2028	415,000	432,633
Midwest Connector Capital Company 144A	3.90	4-1-2024	850,000	895,394
MPLX LP	4.00	3-15-2028	670,000	698,612
Occidental Petroleum Corporation	4.30	8-15-2039	650,000	667,199
Sabine Pass Liquefaction LLC	5.75	5-15-2024	840,000	936,363

				5,657,301

Financials: 18.56%

Banks: 6.03%
Bank of America Corporation	4.13	1-22-2024	1,180,000	1,271,192
Citigroup Incorporated (3 Month EURIBOR +1.07%) ±	1.50	7-24-2026	200,000	231,372
Citigroup Incorporated	3.30	4-27-2025	1,320,000	1,378,982
JPMorgan Chase & Company	0.63	1-25-2024	200,000	222,840
JPMorgan Chase & Company	2.30	8-15-2021	1,385,000	1,388,675
JPMorgan Chase & Company (3 Month LIBOR +0.70%) ±	3.21	4-1-2023	425,000	435,109
JPMorgan Chase & Company (3 Month LIBOR +1.34%) ±	3.78	2-1-2028	425,000	455,260
Santander Holdings USA Incorporated	4.40	7-13-2027	425,000	454,686

				5,838,116

Capital Markets: 8.47%
Cantor Fitzgerald LP 144A	4.88	5-1-2024	1,065,000	1,124,353
Five Corners Funding Trust 144A	4.42	11-15-2023	110,000	118,926
Goldman Sachs Group Incorporated	3.63	1-22-2023	1,530,000	1,591,789
Goldman Sachs Group Incorporated	4.25	1-29-2026	200,000	280,433
Morgan Stanley	3.13	7-27-2026	1,200,000	1,235,858
Morgan Stanley	3.70	10-23-2024	1,765,000	1,869,822
Nuveen LLC 144A	4.00	11-1-2028	585,000	653,475
Raymond James Financial Services Incorporated	4.95	7-15-2046	1,115,000	1,333,063

				8,207,719

Consumer Finance: 0.89%
American Express Credit Corporation	3.30	5-3-2027	595,000	635,111
Capital One Financial Company	0.80	6-12-2024	200,000	222,086

				857,197

Diversified Financial Services: 1.18%
Intercontinental Exchange Incorporated	3.75	12-1-2025	1,065,000	1,146,608

Insurance: 1.99%
American International Group Incorporated	4.75	4-1-2048	945,000	1,104,355
Berkshire Hathaway Incorporated	2.38	6-19-2039	200,000	264,693
Brighthouse Financial Incorporated	4.70	6-22-2047	630,000	562,363

				1,931,411

Health Care: 2.33%

Health Care Equipment & Supplies: 0.24%
Baxter International Incorporated	1.30	5-30-2025	200,000	230,171

Health Care Providers & Services: 1.87%
CVS Health Corporation	3.25	8-15-2029	245,000	246,341
CVS Health Corporation	3.70	3-9-2023	1,160,000	1,207,359

10  |  Wells Fargo Global Investment Grade Credit Fund

Portfolio of investments—September 30, 2019

	Interest rate	Maturity date	Principal	Value
Health Care Providers & Services (continued)
CVS Health Corporation	4.30%	3-25-2028	$330,000	$356,932

				1,810,632

Life Sciences Tools & Services: 0.22%
Thermo Fisher Scientific Incorporated	1.50	10-1-2039	200,000	219,858

Industrials: 3.70%

Aerospace & Defense: 1.27%
General Dynamics Corporation	3.38	5-15-2023	555,000	580,761
United Technologies Corporation	4.13	11-16-2028	575,000	650,695

				1,231,456

Air Freight & Logistics: 0.37%
FedEx Corporation	4.95	10-17-2048	325,000	360,718

Airlines: 0.68%
Aviation Capital Group Corporation 144A	2.88	1-20-2022	490,000	491,997
US Airways Group Incorporated	4.63	12-3-2026	158,617	171,389

				663,386

Industrial Conglomerates: 0.69%
3M Company	2.00	2-14-2025	670,000	665,892

Road & Rail: 0.69%
Penske Truck Leasing Company LP 144A	3.45	7-1-2024	640,000	665,507

Information Technology: 6.25%

Communications Equipment: 0.83%
Motorola Solutions Incorporated	4.60	2-23-2028	745,000	804,531

IT Services: 1.41%
Fiserv Incorporated	2.25	7-1-2025	200,000	254,109
Fiserv Incorporated	3.50	7-1-2029	470,000	494,592
Western Union Company	4.25	6-9-2023	585,000	614,977

				1,363,678

Semiconductors & Semiconductor Equipment: 2.11%
Broadcom Corporation	3.88	1-15-2027	660,000	663,412
Broadcom Incorporated 144A	4.75	4-15-2029	640,000	676,472
Qualcomm Incorporated	3.25	5-20-2027	670,000	700,846

				2,040,730

Technology Hardware, Storage & Peripherals: 1.90%
Apple Incorporated	2.95	9-11-2049	340,000	332,845
Apple Incorporated	3.20	5-11-2027	290,000	307,595
Apple Incorporated	3.60	7-31-2042	200,000	327,931
Dell International LLC / EMC Corporation 144A	5.45	6-15-2023	800,000	871,138

				1,839,509

Materials: 0.81%

Chemicals: 0.81%
Celanese US Holdings LLC	1.13	9-26-2023	200,000	224,854
Ecolab Incorporated	1.00	1-15-2024	200,000	226,267
Westlake Chemical Corporation	1.63	7-17-2029	300,000	335,277

				786,398

Wells Fargo Global Investment Grade Credit Fund  |  11

Portfolio of investments—September 30, 2019

	Interest rate	Maturity date	Principal		Value
Real Estate: 1.14%

Equity REITs: 0.44%
American Tower Corporation	1.95%	5-22-2026		$200,000	$237,517
Sabra Health Care LP / Sabra Capital Corporation	4.80	6-1-2024		180,000	189,938

					427,455

Real Estate Management & Development: 0.70%
Simon Property Group LP	3.25	9-13-2049		695,000	678,103

Utilities: 1.03%

Electric Utilities: 1.03%
New York State Electric & Gas Corporation 144A	3.25	12-1-2026		300,000	311,903
Pacificorp	3.50	6-15-2029		630,000	687,010

					998,913

Total Corporate Bonds and Notes (Cost $49,016,627)					51,189,042

Foreign Corporate Bonds and Notes: 25.23%

Communication Services: 1.73%

Diversified Telecommunication Services: 0.92%
British Telecommunication plc	3.63	11-21-2047	GBP	200,000	272,845
Deutsche Telekom International Finance BV	2.25	4-13-2029	GBP	200,000	254,766
Orange SA (EURIBOR ICE Swap +2.18%) ±	1.75	12-31-2099	EUR	200,000	217,165
Telefonica Emisiones SAU	5.38	2-2-2026	GBP	100,000	149,125

					893,901

Wireless Telecommunication Services: 0.81%
Rogers Communications Incorporated	5.34	3-22-2021	CAD	400,000	315,233
Tele2 AB	1.13	5-15-2024	EUR	200,000	226,667
Tele2 AB	2.13	5-15-2028	EUR	200,000	241,872

					783,772

Consumer Discretionary: 0.33%

Health Care Equipment & Supplies: 0.33%
Motability Operations Limited	2.38	7-3-2039	GBP	250,000	322,124

Consumer Staples: 0.82%

Beverages: 0.25%
Coca-Cola European Partners plc	1.50	11-8-2027	EUR	200,000	236,752

Food Products: 0.11%
Kerry Group Financial Services	0.63	9-20-2029	EUR	100,000	109,053

Tobacco: 0.46%
Swedish Match AB	0.88	9-23-2024	EUR	400,000	444,905

Financials: 15.10%

Banks: 9.16%
Achmea Bank NV	1.13	4-25-2022	EUR	200,000	224,316
Achmea Bank NV	2.75	2-18-2021	EUR	100,000	113,390
Argenta Spaarbank NV (5 Year EUR Swap +3.95%) ±	3.88	5-24-2026	EUR	200,000	228,404
Banco BPM SpA	2.50	6-21-2024	EUR	200,000	225,802
Banco de Sabadell SA	1.13	3-27-2025	EUR	100,000	109,028

12  |  Wells Fargo Global Investment Grade Credit Fund

Portfolio of investments—September 30, 2019

	Interest rate	Maturity date	Principal		Value

Banks (continued)
Bankinter SA	0.88%	3-5-2024	EUR	200,000	$225,241
Banque Federative du Credit Mutuel	3.00	5-21-2024	EUR	200,000	243,392
Barclays plc (British Pound Swap Curve +1.32%) ±	2.38	10-6-2023	GBP	200,000	247,966
Bawag Group AG (5 Year EUR Swap +2.30%) ±	2.38	3-26-2029	EUR	200,000	225,259
BNP Paribas	1.25	3-19-2025	EUR	200,000	229,211
Caixabank SA	0.63	10-1-2024	EUR	200,000	218,029
Commerzbank AG	0.50	8-28-2023	EUR	200,000	220,720
Cooperatieve Rabobank UA	0.63	2-27-2024	EUR	200,000	223,320
Credit Agricole London	1.38	3-13-2025	EUR	200,000	230,819
Credit Suisse (5 Year EUR Swap +4.00%) ±	5.75	9-18-2025	EUR	200,000	229,624
DBS Group Holdings Limited (5 Year EUR Swap +1.20%) ±	1.50	4-11-2028	EUR	200,000	222,394
De Volksbank NV	0.75	6-25-2023	EUR	200,000	224,060
FCA Bank SpA	1.63	9-29-2021	GBP	100,000	123,028
Hamburg Commercial Bank	0.50	5-23-2022	EUR	200,000	219,668
Intesa Sanpaolo SpA	1.13	3-4-2022	EUR	200,000	223,235
Jyske Bank AS (5 Year EUR Swap +1.90%) ±	2.25	4-5-2029	EUR	200,000	229,414
KBC Group NV	0.75	3-1-2022	EUR	200,000	222,200
Kutxabank SA	0.50	9-25-2024	EUR	100,000	109,196
Landesbank Baden-Wurttemberg (5 Year EUR Swap +1.77%) ±	2.88	5-27-2026	EUR	200,000	226,079
Landsbankinn HF	1.38	3-14-2022	EUR	200,000	222,780
Lloyds Banking Group plc	2.25	10-16-2024	GBP	200,000	250,804
NIBC Bank NV	1.13	4-19-2023	EUR	200,000	224,834
NIBC Bank NV	1.50	1-31-2022	EUR	200,000	225,117
NIBC Bank NV	2.00	4-9-2024	EUR	200,000	228,182
Nordea Bank Abp	0.88	6-26-2023	EUR	200,000	224,120
Omnicom Finance Holdings plc	1.40	7-8-2031	EUR	200,000	224,710
Royal Bank of Canada	1.97	3-2-2022	CAD	400,000	300,813
Royal Bank of Canada	2.00	3-21-2022	CAD	400,000	301,124
Royal Bank of Scotland Group plc (British Pound Swap Curve +1.49%) ±	2.88	9-19-2026	GBP	200,000	253,404
Tesco Personal Finance Group plc	3.50	7-25-2025	GBP	100,000	125,004
Toronto Dominion Bank	3.23	7-24-2024	CAD	1,000,000	790,663
Unione di Banche Italiane SpA	2.63	6-20-2024	EUR	250,000	287,085
Volkswagen Bank GmbH	0.63	9-8-2021	EUR	200,000	220,306

					8,872,741

Capital Markets: 0.22%
Deutsche Bank AG	0.38	1-18-2021	EUR	200,000	216,840

Consumer Finance: 1.11%
CPUK Finance Limited	7.24	2-28-2024	GBP	100,000	149,929
LeasePlan Corporation NV	1.38	3-7-2024	EUR	200,000	226,614
PSA Banque France	0.63	6-21-2024	EUR	200,000	220,853
Transurban Finance Company	1.75	3-29-2028	EUR	400,000	477,184

					1,074,580

Diversified Financial Services: 1.17%
Bevco Lux Sarl	1.75	2-9-2023	EUR	200,000	227,611
EDP Finance BV	1.63	1-26-2026	EUR	100,000	117,298
FCE Bank plc	1.88	6-24-2021	EUR	300,000	333,875
Nykredit Realkredit AS	0.88	1-17-2024	EUR	200,000	223,378
Selp Finance Sarl	1.50	11-20-2025	EUR	200,000	228,291

					1,130,453

Insurance: 2.95%
Aon plc	2.88	5-14-2026	EUR	300,000	370,777
Aviva plc (5 Year EUR Swap +5.13%) ±	6.13	7-5-2043	EUR	200,000	254,839

Wells Fargo Global Investment Grade Credit Fund  |  13

Portfolio of investments—September 30, 2019

	Interest rate	Maturity date	Principal		Value
Insurance (continued)
Aviva plc (ICE LIBOR GBP 6 Month +4.14%) ±	6.63%	6-3-2041	GBP	200,000	$265,144
Legal & General Group plc (3 Month U.S. Treasury Bill +9.33%) ±	10.00	7-23-2041	GBP	200,000	282,316
Liberty Mutual Finance Europe Designated Activity Company	1.75	3-27-2024	EUR	100,000	115,659
Mandatum Life Insurance Company Limited (3 Month EURIBOR +2.30%) %%±	1.00	10-4-2049	EUR	200,000	219,407
Munich Re Group (ICE LIBOR GBP 3 Month +4.95%) ±	6.63	5-26-2042	GBP	200,000	278,245
Sampo Oyj	1.63	2-21-2028	EUR	200,000	239,397
Sampo Oyj (3 Month EURIBOR +4.05%) ±	3.38	5-23-2049	EUR	200,000	245,744
Swiss Re Finance (Luxembourg) SA (EURIBOR ICE Swap rate 11:00am +2.85%) ±	2.53	4-30-2050	EUR	200,000	245,391
UMG Groupe VYV	1.63	7-2-2029	EUR	300,000	345,666

					2,862,585

Mortgage REITs: 0.25%
Digital Euro Finco LLC	2.63	4-15-2024	EUR	200,000	239,394

Thrifts & Mortgage Finance: 0.24%
Aareal Bank AG (5 Year EUR Swap +2.90%) ±	4.25	3-18-2026	EUR	200,000	228,249

Health Care: 1.06%

Life Sciences Tools & Services: 0.24%
Thermo Fisher Scientific Company	1.40	1-23-2026	EUR	200,000	231,894

Pharmaceuticals: 0.82%
Bayer AG (5 Year EUR Swap +2.18%) ±	3.00	7-1-2075	EUR	100,000	110,205
Merck KGaA (5 Year EUR Swap +1.95%) ±	1.63	6-25-2079	EUR	200,000	223,276
Sanofi SA	1.25	3-21-2034	EUR	200,000	240,072
Takeda Pharmaceutical Company	1.13	11-21-2022	EUR	200,000	224,741

					798,294

Industrials: 1.47%

Commercial Services & Supplies: 0.25%
Edenred	1.88	3-6-2026	EUR	200,000	238,580

Containers & Packaging: 0.24%
Brambles Finance plc	1.50	10-4-2027	EUR	200,000	237,581

Industrial Conglomerates: 0.51%
DH Europe Finance SA	0.20	3-18-2026	EUR	150,000	162,992
DH Europe Finance SA	0.45	3-18-2028	EUR	100,000	109,152
Koninklijke Philips NV	0.50	5-22-2026	EUR	200,000	223,049

					495,193

Machinery: 0.24%
CNH Industrial Finance Europe SA	1.88	1-19-2026	EUR	200,000	230,244

Road & Rail: 0.23%
ALD SA	1.25	10-11-2022	EUR	200,000	225,033

Information Technology: 0.46%

IT Services: 0.46%
Capgemini SE	1.00	10-18-2024	EUR	200,000	226,818
Worldline SA	0.25	9-18-2024	EUR	200,000	217,141

					443,959

14  |  Wells Fargo Global Investment Grade Credit Fund

Portfolio of investments—September 30, 2019

	Interest rate	Maturity date	Principal		Value
Materials: 1.31%

Chemicals: 0.84%
Arkema Company (5 Year EUR Swap +2.87%) ±	2.75%	12-31-2099	EUR	200,000	$226,165
Sika Capital BV	0.88	4-29-2027	EUR	200,000	227,451
Sika Capital BV	1.50	4-29-2031	EUR	200,000	237,374
Solvay SA (5 Year EUR Swap +3.92%) ±	4.25	12-31-2099	EUR	100,000	120,038

					811,028

Containers & Packaging: 0.23%
DS Smith plc	2.25	9-16-2022	EUR	200,000	229,443

Paper & Forest Products: 0.24%
Mondi Finance plc	1.63	4-27-2026	EUR	200,000	231,706

Real Estate: 0.48%

Equity REITs: 0.48%
Inmobiliaria Colonial SA	1.45	10-28-2024	EUR	400,000	459,492

Utilities: 2.47%

Electric Utilities: 2.24%
Electricite de France SA (12 Year EUR Swap +3.79%) ±	5.38	1-29-2049	EUR	200,000	249,054
Electricite de France SA	5.50	10-17-2041	GBP	200,000	361,866
ESB Finance Designated Activity Company	1.13	6-11-2030	EUR	300,000	350,365
Eurogrid GmbH	1.88	6-10-2025	EUR	200,000	238,720
Fortum Oyj	0.88	2-27-2023	EUR	400,000	446,312
Reseau de Transport d’Electricite	1.88	10-23-2037	EUR	400,000	520,791

					2,167,108

Water Utilities: 0.23%
FCC Aqualia SA	1.41	6-8-2022	EUR	200,000	224,729

Total Foreign Corporate Bonds and Notes (Cost $24,640,614)					24,439,633

Foreign Government Bonds: 1.43%
Bonos y Obligaciones del Estado 144A	0.25	7-30-2024	EUR	500,000	559,461
France Government Bonds	0.50	5-25-2029	EUR	700,000	820,960

Total Foreign Government Bonds (Cost $1,415,466)					1,380,421

U.S. Treasury Securities: 0.17%
U.S. Treasury Bond	2.88	5-15-2049		$140,000	163,417

Total U.S. Treasury Securities (Cost $162,589)					163,417

Yankee Corporate Bonds and Notes: 15.00%

Communication Services: 2.43%

Diversified Telecommunication Services: 0.68%
Telefonica Emisiones SAU	4.10	3-8-2027		600,000	655,021

Interactive Media & Services: 0.96%
Tencent Holdings Limited 144A	3.60	1-19-2028		895,000	935,309

Wireless Telecommunication Services: 0.79%
Vodafone Group plc	4.38	5-30-2028		690,000	762,219

Consumer Staples: 1.10%

Household Products: 0.79%
Reckitt Benckiser Treasury Services plc 144A	2.75	6-26-2024		755,000	769,044

Wells Fargo Global Investment Grade Credit Fund  |  15

Portfolio of investments—September 30, 2019

	Interest rate	Maturity date	Principal	Value
Tobacco: 0.31%
Imperial Brands Finance plc 144A	3.50%	7-26-2026	$300,000	$299,844

Energy: 0.85%

Oil, Gas & Consumable Fuels: 0.85%
Petroleos Mexicanos Company 144A	7.69	1-23-2050	500,000	521,400
Saudi Arabian Oil Company 144A	4.38	4-16-2049	275,000	300,601

				822,001

Financials: 9.90%

Banks: 6.03%
Banco Santander SA (3 Month LIBOR +1.56%) ±	3.90	4-11-2022	800,000	812,051
Bank of Tokyo-Mitsubishi UFJ Limited 144A	2.30	3-5-2020	690,000	690,501
Credit Suisse New York	3.63	9-9-2024	830,000	878,236
HSBC Holdings plc	4.30	3-8-2026	630,000	682,215
ING Groep NV (3 Month LIBOR +1.15%) ±	3.25	3-29-2022	490,000	496,238
Royal Bank of Scotland Group plc	3.88	9-12-2023	690,000	712,081
Sumitomo Mitsui Financial Group	2.06	7-14-2021	425,000	423,714
Sumitomo Mitsui Financial Group (3 Month LIBOR +0.74%) ±	3.04	10-18-2022	510,000	511,325
Westpac Banking Corporation	3.65	5-15-2023	600,000	631,674

				5,838,035

Capital Markets: 1.11%
Macquarie Group Limited (3 Month LIBOR +1.02%) 144A±	3.19	11-28-2023	300,000	305,767
Macquarie Group Limited 144A	6.00	1-14-2020	765,000	773,056

				1,078,823

Diversified Financial Services: 2.21%
GE Capital International Funding Company	4.42	11-15-2035	480,000	503,477
Invesco Finance plc	3.13	11-30-2022	660,000	676,133
Siemens Financieringsmaatschappij NV 144A	2.35	10-15-2026	630,000	627,898
WPP Finance Limited 2010	3.75	9-19-2024	320,000	332,912

				2,140,420

Insurance: 0.55%
Allied World Assurance Company Holdings Limited	4.35	10-29-2025	216,000	224,382
AXIS Specialty Finance plc	4.00	12-6-2027	295,000	310,927

				535,309

Information Technology: 0.72%

Semiconductors & Semiconductor Equipment: 0.72%
NXP BV 144A	3.88	6-18-2026	660,000	694,034

Total Yankee Corporate Bonds and Notes (Cost $14,141,742)				14,530,059

	Yield		Shares
Short-Term Investments: 1.89%

Investment Companies: 1.89%
Wells Fargo Government Money Market Fund Select Class (l)(u)##	1.88		1,834,198	1,834,198

Total Short-Term Investments (Cost $1,834,198)				1,834,198

Total investments in securities (Cost $93,010,661)	98.51%	95,417,092

Other assets and liabilities, net	1.49	1,445,174

Total net assets	100.00%	$96,862,266

16  |  Wells Fargo Global Investment Grade Credit Fund

Portfolio of investments—September 30, 2019

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
±	Variable rate investment. The rate shown is the rate in effect at period end.
%%	The security is purchased on a when-issued basis.
(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.
##	All or a portion of this security is segregated for when-issued securities.

Abbreviations:

CAD	Canadian dollar
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
GBP	Great British pound
LIBOR	London Interbank Offered Rate
REIT	Real estate investment trust

Forward Foreign Currency Contracts

Currency to be received	Currency to be delivered	Counterparty	Settlement date	Unrealized gains	Unrealized losses

1,728,663 USD	2,300,000 CAD	State Street Bank	10-24-2019	$0	$(8,039)

4,649,235 USD	3,800,000 GBP	State Street Bank	10-24-2019	0	(27,248)

24,574,707 USD	22,100,000 EUR	State Street Bank	10-24-2019	446,852	0

				$446,852	$(35,287)

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	0	108,098,469	106,264,271	1,834,198	$0	$0	$31,460	$1,834,198	1.89%

The accompanying notes are an integral part of these financial statements.

Wells Fargo Global Investment Grade Credit Fund  |  17

Statement of assets and liabilities—September 30, 2019

Assets
Investments in unaffiliated securities, at value (cost $91,176,463)	$93,582,894
Investments in affiliated securities, at value (cost $1,834,198)	1,834,198
Foreign currency, at value (cost $516,042)	515,311
Receivable for Fund shares sold	2,742
Receivable for interest	836,978
Unrealized gains on forward foreign currency contracts	446,852
Prepaid expenses and other assets	6,627

Total assets	97,225,602

Liabilities
Payable for investments purchased	217,793
Unrealized losses on forward foreign currency contracts	35,287
Payable for Fund shares redeemed	13,947
Management fee payable	10,487
Trustees’ fees and expenses payable	2,431
Administration fees payable	2,400
Custodian and accounting fees payable	21,107
Professional fees payable	37,452
Accrued expenses and other liabilities	22,432

Total liabilities	363,336

Total net assets	$96,862,266

Net assets consist of
Paid-in capital	$92,406,826
Total distributable earnings	4,455,440

Total net assets	$96,862,266

Computation of net asset value per share
Net assets – Class R6	$96,835,389
Shares outstanding – Class R6[1]	9,005,922
Net asset value per share – Class R6	$10.75
Net assets – Institutional Class	$26,877
Shares outstanding – Institutional Class[1]	2,500
Net asset value per share – Institutional Class	$10.75

[1]	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Global Investment Grade Credit Fund

Statement of operations—year ended September 30, 20191

Investment income
Interest	$1,031,228
Income from affiliated securities	31,460

Total investment income	1,062,688

Expenses
Management fee	152,550
Administration fees
Class R6	11,437
Institutional Class	13
Custody and accounting fees	21,107
Professional fees	50,551
Registration fees	37,054
Shareholder report expenses	26,097
Trustees’ fees and expenses	11,965
Other fees and expenses	17,589

Total expenses	328,363
Less: Fee waivers and/or expense reimbursements
Fund-level	(152,550)
Class R6	(4,522)
Institutional Class	(10)

Net expenses	171,281

Net investment income	891,407

Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	381,370
Forward foreign currency contracts	1,097,949

Net realized gains on investments	1,479,319

Net change in unrealized gains (losses) on
Unaffiliated securities	2,401,151
Forward foreign currency contracts	411,565

Net change in unrealized gains (losses) on investments	2,812,716

Net realized and unrealized gains (losses) on investments	4,292,035

Net increase in net assets resulting from operations	$5,183,442

[1]	For the period from February 28, 2019 (commencement of operations) to September 30, 2019

The accompanying notes are an integral part of these financial statements.

Wells Fargo Global Investment Grade Credit Fund  |  19

Statement of changes in net assets

	Year ended September 30, 2019[1]

Operations
Net investment income		$891,407
Net realized gains on investments		1,479,319
Net change in unrealized gains (losses) on investments		2,812,716

Net increase in net assets resulting from operations		5,183,442

Distributions to shareholders from net investment income and net realized gains
Class R6		(727,723)
Institutional Class		(279)

Total distributions to shareholders		(728,002)

Capital share transactions	Shares
Proceeds from shares sold
Class R6	9,630,811	99,080,247
Institutional Class	2,500	25,000

		99,105,247

Reinvestment of distributions
Class R6	20,783	222,474

Payment for shares redeemed
Class R6	(645,672)	(6,920,895)

Net increase in net assets resulting from capital share transactions		92,406,826

Total increase in net assets		96,862,266

Net assets
Beginning of period		0

End of period		$96,862,266

[1]	For the period from February 28, 2019 (commencement of operations) to September 30, 2019

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Global Investment Grade Credit Fund

Financial highlights

(For a share outstanding throughout the period)

CLASS R6	Year ended September 30, 2019[1]
Net asset value, beginning of period	$10.00
Net investment income	0.13
Net realized and unrealized gains (losses) on investments	0.73

Total from investment operations	0.86
Distributions to shareholders from
Net investment income	(0.11)
Net asset value, end of period	$10.75
Total return[2]	8.64%
Ratios to average net assets (annualized)
Gross expenses	0.86%
Net expenses	0.45%
Net investment income	2.34%
Supplemental data
Portfolio turnover rate	36%
Net assets, end of period (000s omitted)	$96,835

[1]	For the period from February 28, 2019 (commencement of class operations) to September 30, 2019

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Global Investment Grade Credit Fund  |  21

Financial highlights

(For a share outstanding throughout the period)

INSTITUTIONAL CLASS	Year ended September 30, 2019[1]
Net asset value, beginning of period	$10.00
Net investment income	0.14
Net realized and unrealized gains (losses) on investments	0.72

Total from investment operations	0.86
Distributions to shareholders from
Net investment income	(0.11)
Net asset value, end of period	$10.75
Total return[2]	8.64%
Ratios to average net assets (annualized)
Gross expenses	0.97%
Net expenses	0.50%
Net investment income	2.34%
Supplemental data
Portfolio turnover rate	36%
Net assets, end of period (000s omitted)	$27

[1]	For the period from February 28, 2019 (commencement of class operations) to September 30, 2019

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Global Investment Grade Credit Fund

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Global Investment Grade Credit Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Forward foreign currency contracts are recorded at the forward rate provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Forward foreign currency contracts

A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign

Wells Fargo Global Investment Grade Credit Fund  |  23

Notes to financial statements

currency contracts. The Fund is subject to foreign currency risk and may be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income monthly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the fiscal year since commencement of operations will be subject to examination by the federal and Delaware revenue authorities.

As of September 30, 2019, the aggregate cost of all investments for federal income tax purposes was $92,559,265 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$3,740,108

Gross unrealized losses	(470,716)

Net unrealized gains	$3,269,392

Class allocations

The separate classes of shares offered by the Fund differ principally in administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

24  |  Wells Fargo Global Investment Grade Credit Fund

Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Asset-backed securities	$0	$1,880,322	$0	$1,880,322

Corporate bonds and notes	0	51,189,042	0	51,189,042

Foreign corporate bonds and notes	0	24,439,633	0	24,439,633

Foreign government bonds	0	1,380,421	0	1,380,421

U.S. Treasury securities	163,417	0	0	163,417

Yankee corporate bonds and notes	0	14,530,059	0	14,530,059

Short-term investments

Investment companies	1,834,198	0	0	1,834,198

	1,997,615	93,419,477	0	95,417,092

Forward foreign currency contracts	0	446,852	0	446,852

Total assets	$1,997,615	$93,866,329	$0	$95,863,944

Liabilities

Forward foreign currency contracts	$0	$35,287	$0	$35,287

Total liabilities	$0	$35,287	$0	$35,287

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

Forward foreign currency contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. All other assets and liabilities are reported at their market value at measurement date.

For the period from February 28, 2019 (commencement of operations) to September 30, 2019, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.400%

Next $500 million	0.375

Next $2 billion	0.350

Next $2 billion	0.325

Next $5 billion	0.290

Over $10 billion	0.280

For the period from February 28, 2019 (commencement of operations) to September 30, 2019, the management fee was equivalent to an annual rate of 0.40% of the Fund’s average daily net assets.

Wells Fargo Global Investment Grade Credit Fund  |  25

Notes to financial statements

Funds Management has retained the services of subadvisers to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, each an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, serve as subadvisers to the Fund and are each entitled to receive a fee from Funds Management at an annual rate starting at 0.10% and declining to 0.05% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class R6	0.03%

Institutional Class	0.08

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through March 31, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.45% for Class R6 shares and 0.50% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period from February 28, 2019 (commencement of operations) to September 30, 2019 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$4,641,469	$109,332,289	$4,531,423	$18,300,825

6. DERIVATIVE TRANSACTIONS

For the period from February 28, 2019 (commencement of operations) to September 30, 2019, the Fund entered into forward foreign currency contracts for hedging purposes. The Fund had average contract amounts of $63,747 and $13,020,218 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the period from February 28, 2019 (commencement of operations) to September 30, 2019.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for

26  |  Wells Fargo Global Investment Grade Credit Fund

Notes to financial statements

over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, for OTC derivatives is as follows:

Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets

State Street Bank	$446,852	$(35,287)	$0	$411,565

Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged	Net amount of liabilities

State Street Bank	$35,287	$(35,287)	$0	$0

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the period from February 28, 2019 (commencement of operations) to September 30, 2019, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $728,002 of ordinary income for the period from February 28, 2019 (commencement of operations) to September 30, 2019.

As of September 30, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains

$1,186,048	$3,269,392

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

Wells Fargo Global Investment Grade Credit Fund  |  27

Notes to financial statements

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium and requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount and discounts will continue to be accreted to the maturity date of the security. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. During the current reporting period, management of the Fund adopted the change in accounting policy which did not have a material impact to the Fund’s financial statements.

28  |  Wells Fargo Global Investment Grade Credit Fund

Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Global Investment Grade Credit Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of September 30, 2019, the related statements of operations and changes in net assets for the period from February 28, 2019 (commencement of operations) to September 30, 2019, and the related notes (collectively, the financial statements) and the financial highlights for the period from the commencement of operations to September 30, 2019. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations, the changes in its net assets, and the financial highlights for the period from the commencement of operations to September 30, 2019, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

November 25, 2019

Wells Fargo Global Investment Grade Credit Fund   |  29

Other information (unaudited)

TAX INFORMATION

For the fiscal year ended September 30, 2019, $361,235 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, which is available by visiting the SEC website at sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30  |  Wells Fargo Global Investment Grade Credit Fund

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 150 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Wells Fargo Global Investment Grade Credit Fund   |  31

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

32  |  Wells Fargo Global Investment Grade Credit Fund

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Michelle Rhee[3] (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy[4] (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 86 funds and Assistant Treasurer of 64 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

[3]	Michelle Rhee became Chief Legal Officer effective October 22, 2019.

[4]	Catherine Kennedy became Secretary effective October 22, 2019.

Wells Fargo Global Investment Grade Credit Fund   |  33

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Global Investment Grade Credit Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 21-22, 2019 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Global Investment Grade Credit Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management; and (iii) an investment sub-advisory agreement with Wells Fargo Asset Management (International), LLC (“WFAM International”), an affiliate of Funds Management. The sub-advisory agreements with WellsCap and WFAM International (the “Sub-Advisers”) are collectively referred to as the Sub-Advisory Agreements, and the Management Agreement and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2019, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Advisers were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2019. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Advisers under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Advisers are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Advisers, and a description of Funds Management’s and the Sub-Advisers’ business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

34  |  Wells Fargo Global Investment Grade Credit Fund

Other information (unaudited)

Fund investment performance and expenses

The Board noted that the Fund had recently commenced operations and had no performance history to review. The Board noted that it would have the opportunity to review the Fund’s performance history in connection with the Board’s future review and approval of the Fund’s Advisory Agreements.

The Board, however, received and considered information from Broadridge Inc. (“Broadridge”) regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Advisers for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after the payment of fees to each of the Sub-Advisers for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Advisers under the Sub-Advisory Agreements was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Advisers’ profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Wells Fargo Global Investment Grade Credit Fund   |  35

Other information (unaudited)

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Advisers

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ businesses as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and WellsCap from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Advisers under each of the Advisory Agreements was reasonable.

36  |  Wells Fargo Global Investment Grade Credit Fund

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo & Company. All rights reserved.

406811 11-19

A294/AR294 09-19

ITEM 2. CODE OF ETHICS

(a) As of the end of the period covered by the report, Wells Fargo Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended September 30, 2019	Fiscal year ended September 30, 2018
Audit fees	$377,410	$372,201

Audit-related fees	—	—

Tax fees (1)	48,800	48,060
All other fees	—	—

	$426,210	$420,261

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Wells Fargo Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services.

If the Chairman approves of such service, he or she shall sign the statement prepared by Management.

Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for each series of Wells Fargo Funds Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal half-year of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURES OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit COE.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:

/s/ Andrew Owen

Andrew Owen
President

Date:	November 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Funds Trust

By:

/s/ Andrew Owen

Andrew Owen
President

Date:	November 25, 2019

By:

/s/ Nancy Wiser

Nancy Wiser
Treasurer

Date:	November 25, 2019

By:

/s/ Jeremy DePalma

Jeremy DePalma
Treasurer

Date:	November 25, 2019